AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 12, 2019

File No. 333-148225
811-21250

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-effective Amendment 12

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940

Amendment No. 49

Allstate Life of New York Variable Life Separate Account A
(Exact Name of Registrant)

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
(Name of Depositor)

878 Veteran's Memorial Highway
Suite 400
Hauppauge, New York 11788
631-357-8920
(Address of Depositor's principal executive offices)

CT Corporation
208 South LaSalle Street
Suite 814
Chicago, IL 60604
(312) 345-4320

(Name, Address and Telephone Number of Agent for Service)

Copy to:

SONYA EKART, ESQUIRE
ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
2920 SOUTH 84TH STREET
LINCOLN, NE 68506

It is proposed that this filing will become effective (check appropriate box)

/ / immediately upon filing pursuant to paragraph (b) of Rule 485
/X/ on May 1, 2019, pursuant to paragraph (b) of Rule 485

/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ / on (date) pursuant to paragraph (a)(1) of Rule 485

IF APPROPRIATE, CHECK THE FOLLOWING BOX:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24 of the Investment Company Act of 1940.

Securities being offered - interests in Allstate Life of New York Variable Life Separate Account A of Allstate Life Insurance Company of New York under variable life insurance contracts.

Approximate date of proposed public offering: continuous.

TotalAccumulator® Variable Adjustable Life Prospectus
Individual Flexible Premium Variable Adjustable Life Insurance Policies

Issued by:
Allstate Life Insurance Company of New York

In connection with:
Allstate Life of New York Variable Life Separate Account A

Street Address:
2940 S. 84th Street
Lincoln, NE 68506-4142

Mailing Address:
P.O. Box 660191
Dallas, TX 75266-0191

Telephone Number: 1-800-865-5237
Fax Number: 1-877-328-1982

This Prospectus describes information you should know before you purchase the TotalAccumulator® Flexible Premium Variable Adjustable Life Insurance Policy. Please read it carefully and retain it for your records.
This Policy is designed to provide both life insurance protection and flexibility in connection with Premium payments and Death Benefits. Subject to certain restrictions, you may vary the frequency and amount of Premium payments and increase or decrease the level of life insurance benefits payable under the Policy. In addition, it may not be advantageous for you to replace existing insurance coverage or buy additional insurance coverage if you already own a variable life insurance policy.
Effective August 13, 2018, this product is no longer being offered for sale.
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for portfolio companies available under your contract will no longer be sent by mail, unless you specifically request paper copies of the reports from Allstate Life Insurance Company of New York. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Allstate Life Insurance Company of New York electronically by contacting Allstate Life Insurance Company of New York Customer Service at 1-800-865-5237.
You may elect to receive all future reports in paper free of charge. You can inform Allstate Life Insurance Company of New York that you wish to continue receiving paper copies of your shareholder reports by contacting Allstate Life Insurance Company of New York Customer Service at 1-800-865-5237. Your election to receive reports in paper will apply to all portfolio companies available under your contract.
The date of this Prospectus is May 1, 2019.

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Table of Contents

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THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. ALLSTATE LIFE INSURANCE COMPANY OF NEW
YORK DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.
Capitalized terms used in this prospectus are defined where first used or in the Glossary beginning on page 40 of this prospectus.

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Summary
Description of the Policy and Policy Benefits
1. What is a Flexible Premium Variable Adjustable Life Insurance Policy?
Your Policy is designed to be flexible to meet your specific life insurance needs. Your Policy has a Death Benefit, Policy Value (both terms defined below) and other features of life insurance providing fixed benefits. Your Policy is a “flexible premium” policy because you have a great amount of flexibility in determining when and how much Premium you want to pay. Your Policy is a “variable” policy because the Death Benefit and Policy Value may vary according to the investment performance of the Sub-Accounts to which you have allocated your Premiums. The Policy provides you with an opportunity to take advantage of any increase in your Policy Value but you also bear the risk of any decrease.
2. What are the Premiums for this Policy?
You have considerable flexibility as to the timing and amount of your Premiums. You have a required first year Premium for your Policy, which is based on your Policy’s Face Amount and the Insured’s age, sex and risk class. You do not have to pay the required Premium after the first Policy Year. However, to take advantage of the Safety Net Premium feature or the Coverage Guarantee Rider (discussed below), you must pay the cumulative Safety Net Premiums or the Coverage Guarantee Rider premiums due. Otherwise, you may pay any level of Premium, as long as the Premium would not cause your Policy to lose its status as a life insurance contract under the Tax Code. For more information, please see “Purchase of Policy and Premiums” on page 12 and “Federal Taxes” beginning on page 34.
You also may establish a planned periodic Premium. You are not required to pay the planned periodic Premium and we will not terminate your Policy merely because you did not.
If you pay more Premium than permitted under section 7702A of the Tax Code, your Policy would be classified as a modified endowment contract, which would affect the federal income tax treatment of loans and withdrawals. For more information, see “Federal Taxes - Modified Endowment Contracts” on page 36.
3. What is the Safety Net Premium Feature?
Unless otherwise required by your state, we agree to keep the Policy (including any riders) in force for a specified period, regardless of the investment performance of the Sub-Accounts, as long as your total Premiums paid (as reduced to reflect withdrawals and Policy Debt) at least equals the sum of monthly Safety Net Premiums on or before the Safety Net Premium guarantee expiry date shown in your Policy. If the Insured is age 70 or less at the Issue Date, the specified period is the first ten Policy Years. If the Insured is age 71 to 75 at the Issue Date, it runs from the Issue Date until the next Policy Anniversary after the Insured’s 80th birthday. If the Insured is over age 75 at the Issue Date, it runs from the Issue Date until five years after the issue date. For additional discussion, see “Purchase of Policy and Premiums - Safety Net Premium” on page 13.
When the Safety Net Premium is not in effect, your Policy remains in force as long as the Net Surrender Value is large enough to pay the charges on your Policy as they come due. For more detail please see “Lapse and Reinstatement” on page 30.
4. What is the Coverage Guarantee Rider Feature?
If this rider is elected, unless otherwise required by your state, we agree to keep the Policy (including any riders) in force for a specified period longer than the Safety Net Premium Period under the terms of this rider. This rider must be elected at Policy Issue, and the insured must be between age 18 and 70 at policy issue to be eligible.
Two possible coverage levels are available under the Coverage Guarantee Rider: Extended Coverage and Lifetime Coverage. The Extended Coverage specified period extends to the later of the policy anniversary following the Insured’s 70th birthday, or 20 years. The Lifetime Coverage specified period extends until the Insured’s 121st birthday.
Each coverage level has a cumulative premium requirement that must be met. Lifetime Coverage has a higher cumulative premium requirement than Extended Coverage. If the Lifetime Coverage cumulative premium requirement is not met, you can still choose to meet the Extended Coverage premium requirement.
When the Coverage Guarantee Rider is no longer in effect, your Policy remains in force as long as the Safety Net Premium is in effect. If the Safety Net Premium is not in effect, your Policy remains in force as long as the Net Surrender Value is large enough to pay the charges on your Policy as they come due. For more detail please see “Lapse and Reinstatement” on page 30.
5. How is my Policy Value Determined?
Your Premiums are invested in one or more of the Sub-Accounts or allocated to the Fixed Account, as you instruct us. Your Policy Value is the sum of the values of your interests in the Sub-Accounts of the Separate Account, plus the values in the Fixed Account and the Loan Account. Your Policy Value depends on the investment performance of the Sub-Accounts and the amount of interest we credit to the Fixed Account, as well as the Net Premiums paid, partial withdrawals, and charges assessed. We have summarized

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the charges imposed under the Policy in “Fee Tables” and described them in more detail in “Charges and Deductions” on page 30. For additional discussion of your Policy Value, please see “Policy Value” on page 14.
6. What are the Investment Choices for this Policy?
The Policy currently offers multiple investment options. You may invest in up to twenty-one (21) Sub-Accounts or twenty (20) Sub-Accounts plus the Fixed Account. Each Sub-Account invests in a single Portfolio. See “Investment and Fixed Account Options - The Sub-Accounts and the Portfolios” on page 18 for a listing of the Sub-Accounts currently available under the Policy. We also offer a Fixed Account option. You may transfer money among your investment choices, subject to restrictions. Please see “Risks of the Policy” on page 6 and “Transfers - Trading Limitations” on page 17.
7. How are my Premiums and Policy Value Allocated?
Before your Premiums are allocated to the Policy Value, we deduct a Premium Expense Charge of 5.25%. For more detail, see “Charges and Deductions” on page 30. The amount remaining after the deduction of the Premium Expense Charge is called the Net Premium.
When you apply for the Policy, you specify in your application how to allocate your Net Premiums. You may change your allocations at any time by notifying us in writing at the address on the front cover of this Prospectus. See “Purchase of Policy and Premiums - Allocation of Premiums” on page 14.
Generally, we allocate your initial Premiums to the Sub-Accounts and the Fixed Account when we have received your Premium and underwriting approval. We reserve the right, however, to delay the allocation of your initial Premium to the Sub-Accounts as described in “Purchase of Policy and Premiums - Allocation of Premiums” on page 14. Furthermore, if there are outstanding requirements, your Premiums are not allocated until you satisfy those requirements.We generally allocate your other Premiums to the Sub-Accounts and the Fixed Account as of the date we receive your Premiums in our home office. However, we reserve the right to delay the allocation of any Premium that requires underwriting. In cases where premium allocations are delayed due to outstanding requirements, the premium is held in an account without interest until the policy can be issued.
During the free-look period all premiums will be allocated to a fixed account. If you cancel your policy during this period, the greater of a) all premiums or b) Policy Value less any Policy Debt will be returned to you.
8. May I Transfer Policy Value Among the Sub- Accounts and the Fixed Account?
You may transfer Policy Value among the Sub-Accounts and the Fixed Account by writing to or calling us at 1-800-268-5619. While you also may transfer amounts from the Fixed Account, certain restrictions may apply. While we currently are waiving the transfer fee, we reserve the right under your Policy to charge a transfer fee on certain transfers. See “Transfers” on page 15.
In addition, you may use our automatic Dollar Cost Averaging Program or our Portfolio Rebalancing Program, though you may not use both at the same time. For additional information, please see “Transfers - Dollar Cost Averaging” on page 15.
9. What are the Death Benefit Options?
While your Policy is in force, we will pay a Death Benefit to the Beneficiary upon the death of the Insured. The Policy provides for two Death Benefit options you may choose between while the Insured is alive. Under Option 1, the Death Benefit is equal to the greater of your Policy’s Face Amount or the Policy Value multiplied by a specified percentage. Under Option 2, the Death Benefit is equal to the greater of your Policy’s Face Amount plus the Policy Value on the Insured’s date of death or the Policy Value multiplied by a specified percentage. Decreases in the Policy Value never cause the Death Benefit to be less than the Face Amount. Before we pay the Death Benefit to the Beneficiary, however, we subtract an amount sufficient to repay any outstanding Policy Debt and to pay any due and unpaid charge. For additional information, please see “Policy Loans” on page 26 and “Death Benefits and Optional Insurance Benefits” on page 22.
10. How is the Death Benefit paid?
While the Policy is in force and when the Insured dies, we pay a Death Benefit to your Beneficiary. You or your Beneficiary may choose to receive the proceeds of the Policy in the form of one sum payment or over a period under an optional payment plan. The Death Benefit proceeds are reduced by any amount you owe us, such as outstanding loans, loan interest or unpaid charges. The proceeds may be increased if, for example, you have added a rider that provides an additional benefit. We determine the amount of the Death Benefit proceeds as of the end of the Valuation Period during which the Insured dies. We usually pay the Death Benefit proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied.
11. Can I Increase or Decrease my Policy’s Face Amount?
Yes, you have considerable flexibility to increase or decrease your Policy’s Face Amount. You may request an increase and/or a decrease after the first Policy Year by sending a written request to us. Your requested increase must be at least $10,000. If you request an increase, you must provide evidence of insurability to us that meets our standards. An increase in the Face Amount increases the charges deducted from your Policy Value. You may not decrease the Face Amount of your Policy below $100,000.

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We do not permit a Face Amount change if the Policy is in the Grace Period. For more detail, see “Death Benefits and Optional Insurance Benefits - Change to Face Amount” on page 23. In addition, modifying your Policy’s Face Amount might have tax ramifications. For an additional discussion, please see “Federal Taxes” on page 34.
12. Do I have Access to the Value of my Policy?
Yes. You may surrender your Policy at any time for its Net Surrender Value. Upon surrender, life insurance coverage under your Policy ends. We may subtract a surrender charge from your surrender proceeds during the first ten Policy Years and the first ten years following an increase to the Face Amount. For more information concerning the calculation of surrender charges, see “Charges and Deductions - Surrender Charge” on page 32.
You also may withdraw part of your Policy Value through a partial withdrawal, which must equal at least $250. In addition, the maximum partial withdrawal amount may not reduce the Face Amount below $25,000. For more detail, see “Surrenders and Withdrawals” on page 27.
Surrenders and withdrawals may have tax consequences. For an additional discussion, please see “Risks of the Policy” on page 6 and “Federal Taxes - Taxation of Policy Benefits” on page 34.
13. May I Take out a Policy Loan?
You may borrow money from us using your Policy as security for the loan. The maximum loan amount is equal to 90% of the Surrender Value so long as the Net Surrender Value after the loan is taken is sufficient to cover the most recent total monthly deduction times 3. Other restrictions may apply if your Policy is issued in connection with a Qualified Plan. For more detail, see “Policy Loans” on page 26. For a discussion regarding the possible tax consequences of loans, see “Federal Taxes” on page 34.
14. Can I Cancel my Policy?
You may cancel your Policy by returning it to us within 31 days after you receive it. During this period premium will be allocated to a fixed account. If you cancel your policy during this period, the greater of a) all premiums or b) Policy Value less any Policy Debt will be returned to you. Your Policy contains specific information about your free-look rights. For more information, see “Cancellation Rights - Free-Look Period,” on page 30.
Risks of the Policy
1. Is my Policy Value Guaranteed?
Your Policy Value is not guaranteed. However, the payment of the Death Benefit may be guaranteed under the Safety Net Premium feature or the Coverage Guarantee Rider. The value of your Policy fluctuates with the performance of the investment options you choose. Your investment options may not perform to your expectations. Your Policy Values in the Sub-Accounts may rise or fall depending on the performance of the Portfolios in which the Sub-Accounts invest and the charges under your Policy. For more detail, please see “The Portfolios and Associated Risks” on page 8 and “Investment and Fixed Account Options” on page 18. In addition, a guarantee with respect to interest rate applies only to the Fixed Account investment option.
2. Is this Policy Suitable for Short-Term Savings?
No, you should not purchase the Policy if you may need to access the Policy Value within a short time. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered.
3. Can my Policy Lapse?
Your Policy could terminate if the value of your Policy becomes too low to support the Policy’s monthly charges and the Safety Net Premium feature or the Coverage Guarantee Rider is not in effect. If this occurs, we notify you in writing. You will then have a 61-day Grace Period to pay additional amounts to prevent your Policy from terminating. See “Lapse and Reinstatement” on page 30. If you have any outstanding Policy Loans when your Policy lapses, you may have taxable income as a result. See “Federal Taxes” on page 34.
4. Are There Risks Involved with Specialized Uses of the Policy?
Because the Policy provides for an accumulation of Policy Values as well as Death Benefit, you may wish to use it for various individual and business planning purposes. Purchasing the Policy in part for such purposes may involve certain risks. For example, if the investment performance of the Sub-Accounts is poorer than expected or if sufficient Premiums are not paid, the Policy may lapse or may not accumulate sufficient Policy Value to fund the purpose for which you purchased the Policy. Withdrawals and Policy Loans may significantly affect current and future Policy Value, Surrender Value or Death Benefit proceeds. The Policy is designed to provide benefits on a long-term basis. Before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. In addition, using a Policy for a specialized purpose may have tax consequences. See “Federal Taxes” on page 34.

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5. What are the Limitations on Withdrawal?
As noted above, the minimum withdrawal amount permitted is $250, and maximum partial withdrawal amount may not reduce the Face Amount below $25,000. After a partial withdrawal, the Net Surrender Value must be sufficient to cover the last monthly deduction times three.
While the surrender charge does not apply to partial withdrawals, we impose a $25 service fee on each withdrawal. Please note that withdrawals reduce your Policy’s Death Benefit, See “Partial Withdrawal” on page 27. In addition, withdrawals may have tax consequences. See “Federal Taxes” on page 34.
6. What are the Limitations on Transfer?
We reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the Fixed Account. In addition, while we currently are not charging a transfer fee, the Policy gives us the right to impose a transfer fee of up to $10 in certain circumstances. We reserve the right to limit transfers in any Policy Year, or to refuse any transfer request for a Policy Owner or certain Policy Owners. For example, we reserve the right to limit excessive trading and transfers that would disadvantage Policy Owners or have a detrimental effect on Accumulation Unit Values or the share price of any Portfolio. See “Transfers - Market Timing and Excessive Trading” on page 16 and “Transfers - Trading Limitations” on page 17.
7. What are the Limitations or Charges on Surrender of the Policy?
You may surrender your Policy at any time. We deduct a surrender charge from the surrender proceeds. The surrender charge is calculated as described in “Charges and Deductions - Surrender Charge” on page 32. While the amount of the surrender charge decreases over time, it may be a substantial portion or even exceed your Policy Value. In the event the Surrender Charge exceeds the Policy Value, the amount we deduct upon surrender is limited to the Policy Value. In addition, the surrender of your Policy may have tax consequences. See “Federal Taxes” on page 34.
8. What are the Risks of Taking a Policy Loan?
Taking a loan from your Policy may increase the risk that your Policy will lapse, may prevent you from satisfying the Safety Net or Coverage Guarantee Rider cumulative premium requirements, will have a permanent effect on your Policy Value and will reduce the Death Proceeds. In addition, if your Policy is a modified endowment contract for tax purposes, taking a Policy Loan may have tax consequences. See “Federal Taxes - Modified Endowment Contracts” on page 36.
9. What are the Tax Consequences of Buying this Policy?
Your Policy is structured to meet the definition of a life insurance contract under the Tax Code. We may need to limit the amount of Premiums you pay under the Policy to ensure that your Policy continues to meet that definition.
Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance policy. In addition, you generally are not subject to taxation on any increase in the Policy Value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total Premiums paid. Amounts received upon surrender or withdrawal in excess of Premiums paid are treated as ordinary income.
Special rules govern the tax treatment of life insurance policies that meet the federal definition of a modified endowment contract. Depending on the amount and timing of your Premiums, your Policy may meet that definition. Under current tax law, Death Benefit payments under modified endowment contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. Withdrawals and policy loans, however, are treated differently. Amounts withdrawn and policy loans are treated first as income, to the extent of any gain, and then as a return of Premium. The income portion of the distribution is includible in your taxable income. In addition, an additional 10% federal penalty tax is generally imposed on the taxable portion of amounts received before age 59½. We will not accept any Premium that would cause the Policy not to qualify as a life insurance contract under the Tax Code. For more information on the tax treatment of the Policy, see “Federal Taxes” on page 34.
The death benefit of life insurance policies that were transferred for value may be subject to ordinary income taxes. Estate taxes may apply. Consult your tax advisor for additional information.
The Portfolios And Associated Risks
1. What is a Portfolio?
Each of the Sub-Accounts invests in the shares of one of the Portfolios. Each Portfolio is either an open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”) or a separate investment series of an open-end management investment company. Each Portfolio holds its assets separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies, which are described in the Prospectuses for the Portfolios. Each Portfolio operates as a separate investment fund, and the income, gains and losses of one Portfolio generally have no effect on the investment

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performance of any other. Under the Policy, the Sub-Accounts currently invest in the Portfolios set forth in this Prospectus. Some of the Sub-Accounts described in this Prospectus may not be available under your Policy.    For an additional discussion of the Portfolios, please see “Investment and Fixed Account Options - The Sub-Accounts and the Portfolios” on page 18.
2. What are the Risks of the Portfolios?
We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to Sub-Accounts may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Portfolios in which those Sub-Accounts invest. You bear the investment risk that those Portfolios possibly will not meet their investment objectives. A description of each Portfolio’s investment policies and a comprehensive statement of each Portfolio’s risks may be found in its Prospectus. For additional information, please see “Investment and Fixed Account Options - The Sub-Accounts and the Portfolios” on page 18.
3. How can I Learn More about the Portfolios?
You should read the Portfolios’ current Prospectuses for detailed information concerning their investment objectives and strategies, and their investment risks. You should read the Portfolios’ Prospectuses before allocating amounts to the Sub-Accounts. If you do not have a Prospectus for a Portfolio, please contact us at the number listed on the first page of this Prospectus and we will send you a copy.

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Fee Tables
The following tables describe the fees and expenses that you pay when buying, owning and surrendering the Policy. The first table describes the maximum fees and expenses that you pay at the time that you buy or surrender the Policy or transfer funds between investment options.

TRANSACTION FEES

Charge	When Charge is Deducted	Amount Deducted
Premium Expense Charge (1)	When you pay a Premium.	5.25% of the Premium amount.
Surrender Charge (per $1000 of Face Amount) (2)	When you surrender your Policy during the first 10 Policy Years.
Maximum: $49.00 per $1000 Minimum: $3.60 per $1000
Initial Surrender Charge for 45 year-old male non-smoker, $120,000 Face Amount		$20.98 per $1000
Partial Withdrawal Service Fee (3)	When you make a withdrawal.	The lesser of 2% of amount withdrawn or $25.00
Transfer Fee (4)	Second and each subsequent transfer in each calendar month.	$10.00 maximum; $0 current
Loan Interest Rate (5)(6)	When you have a Policy Loan	Interest Rate on Preferred Loans 3% Interest Rate on Standard Loans 4%

(1)	New York does not assess state premium taxes.

(2)
The initial amount of the surrender charge generally equals the Initial Face Amount of your Policy multiplied by the applicable rate per thousand dollars of Face Amount. The applicable rate depends on the Insured’s age at issue, sex, status as a smoker and appropriate surrender charge percentage for the Policy Year in which the surrender occurs. An additional surrender charge applies to Face Amount increases. The surrender charge shown in the table above may not be representative of the charge you would pay. Surrenders are not assessed a partial withdrawal fee. For more information about the surrender charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of this Prospectus or contact your agent.

(3)	A Surrender Charge is not assessed on a partial withdrawal.

(4)
Currently, we are waiving this fee. The underlying Portfolios are authorized by the SEC regulation to adopt and impose redemption fees of up to 2% of the amount transferred if a Portfolio’s Board of Directors determines that such fees are necessary to minimize or eliminate short-term transfer activity. Currently, none of the Portfolios are imposing redemption fees. For more information see Short Term Trading Fees on page 17.

(5)
When we make a Policy Loan, we transfer to the Loan Account a portion of the Policy Value equal to the loan amount. The amounts allocated to the Loan Account are currently credited with interest at 3%. For more information, see “Policy Loans” on page 26.

(6)	Upon expiration of the initial surrender charge period, all new and existing loans will be treated as preferred loans.

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The table below describes the fees and expenses that you pay periodically during the time that you own the Policy, not including the Portfolio fees and expenses. Each of these fees is calculated monthly and deducted from your Policy Value as part of the Monthly Deduction

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance Charge (per $1000 Net Amount at Risk) (1)	Monthly
Maximum and Minimum COI Charge among all possible insureds:		Guaranteed: Maximum: $83.33 per $1000. Minimum: $0.02 per $1000.	Current: Maximum: $60.45 per $1000 Minimum: $0.02 per $1000.
COI Charge for a 45-year old Male Non-Smoker, $120,000 Face Amount, at issue		Guaranteed: $0.20 per $1000.	Current: $0.20 per $1000.
Administrative Expense Charge (tiered charge based upon per $1000 Initial Face Amount)(2)	Monthly during the first 10 Policy Years	Guaranteed Monthly rate: Same as current	Current Monthly rate: $0.09 per $1000 on the first $100,000
Policy Fee	Monthly	Guaranteed: $15.00
Mortality and Expense Risk Charge (as a percentage of total monthly Sub-Account Value) (3)	Monthly	Guaranteed Monthly Rate: Policy Years 1-10: 0.058%

(1)
The cost of insurance charge varies based on individual characteristics such as the age, Policy Year, underwriting class, Face Amount and sex of the Insured. We determine the current cost of insurance rates, but we guarantee that we will never charge you a higher cost of insurance rate than the guaranteed rate shown in your Policy. We calculate a separate cost of insurance charge for any increase in the Face Amount based on the Insured’s circumstances at the time of the increase. For more information about the calculation of the Net Amount at Risk and the cost of insurance charges, see “Charges and Deductions” on page 30. Net Amount at Risk is defined as (a) - (b), where (a) is the Death Benefit as of the prior Monthly Activity Day divided by 1.0032737; and (b) is the Policy Value as of the prior Monthly Activity Day.

The cost of insurance charge shown in the table above may not be representative of the charge you would pay. For more information about the cost of insurance charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of this Prospectus or contact your agent.

(2)
The monthly Administrative Expense Charge is 1/12 the annual rate. The maximum monthly rate for the Administrative Expense Charge is the same as current. The current monthly rate for Face Amounts in excess of $100,000 is $0.03 for $1,000.

(3)	The guaranteed monthly mortality and expense risk charge is 0.058% for the first 10 Policy Years and 0.024% thereafter.
We currently do not deduct a separate charge against the Separate Account for income taxes. In the future, however, we may impose such a charge if, in our sole discretion, we determine that we will incur a tax from the operation of the Separate Account.

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OPTIONAL BENEFIT CHARGES
Currently, we are offering the following optional riders. The charges for the riders you select are deducted monthly from your Policy Value as part of the Monthly Deduction or as noted. You may not be eligible for all optional Riders shown below. The benefits provided under each rider are summarized in “Optional Insurance Benefits” beginning on page 23:

Optional Benefit	When Charge is Deducted	Amount Deducted
Children’s Level Term Rider (per $5,000 unit of coverage)	Monthly	$2.50 per unit per month
Accidental Death Benefit Rider (per $1,000 of benefit amount) (1)	Monthly
Maximum and minimum COI Charge among all possible insureds:		Maximum COI: $0.13 per $1,000 Minimum COI: $0.08 per $1,000
COI charge for a 45-year old Male Non-Smoker, $120,000 face amount, at issue:		COI: $0.10 per $1,000
Continuation of Payment Rider (per $100 of benefit amount) (2)	Monthly
Maximum and minimum COI Charge among all possible insureds:		Maximum COI: $1.54 per $100 Minimum COI: $0.26 per $100
COI charge for a 45-year old Male Non-Smoker, $120,000 face amount, at issue:		COI: $0.53 per $100
Additional Insured Term Rider (per $1000 of benefit amount) (3)	Monthly
Maximum and minimum COI Charge among all possible insureds:		Maximum COI: $30.40 per $1,000 Minimum COI: $0.01 per $1,000
COI charge for a 45-year old Male Non-Smoker, $120,000 face amount, at issue:		COI: $0.12 per $1,000
Primary Insured Term Rider (4)	Monthly
Maximum and minimum COI Charge among all possible insureds:		Maximum COI: $30.04 per $1,000 Minimum COI: $0.02 per $1,000
COI charge for a 45-year old Male Non-Smoker, $120,000 face amount, at issue:		COI: $0.06 per $1,000
Coverage Guarantee Rider (5)	Monthly	$0.01 per $1,000
Guaranteed Insurability Rider (6)	Monthly
Minimum and maximum COI Charge among all possible insureds:		Maximum COI: $0.12 per $1,000 Minimum COI: $0.05 per $1,000
COI Charge for 30-year old:		COI: $0.11 per $1,000
Accelerated Death Benefit Rider, Terminal Illness	When Benefit Elected	$150
Overloan Protection Rider	When Benefit Elected	4.5% of Policy Value

(1)
The applicable charge depends on the Insured’s age when the Rider is added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(2)
The applicable charge depends on the Insured’s sex and age when the Rider is added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(3)
The applicable charge depends on the Additional Insured’s age, sex, rider Face Amount, and underwriting status when the Rider is added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that applies to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(4)
The applicable charge depends on the Insured’s age at issue, sex and underwriting status. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(5)	The Coverage Guarantee Rider can be elected only at Policy Issue.

(6)
The Guaranteed Insurability Rider can be elected only at Policy issue for insureds 38 years old and younger. The applicable charge depends on the Insured’s age at issue. For more information about the charge that applies to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

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Portfolio Annual Expenses (as a percentage of Portfolio average daily net assets)
The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Policy. Advisors and/or other service providers of certain Portfolios may have agreed to waive their fees and/or reimburse Portfolio expenses in order to keep the Portfolios’ expenses below specified limits. The range of expenses shown in this table does not show the effect of any such fee waiver or expense reimbursement. More detail concerning each Portfolio’s fees and expenses appears in the prospectus for each Portfolio.

	Minimum	Maximum
Total Annual Operating Expenses (1) (expenses that are deducted from Portfolio assets, which may include management fees, distribution and/or service (12b-1) fees, and other expenses)	0.20%	1.24%

(1)	Expenses are shown as a percentage of Portfolio average daily net assets (before any waiver or reimbursement) as of December 31, 2018.

Purchase of Policy and Premiums
Application for a Policy. You may apply to purchase a Policy by submitting a written application to us at the address given on the first page of this Prospectus. The maximum issue age is 80. The minimum Face Amount for a Policy is $100,000. Before we issue a Policy, we require you to submit evidence of insurability satisfactory to us. Acceptance of your application is subject to our underwriting rules. We reserve the right to reject your application for any lawful reason. If we do not issue a Policy to you, we return your Premium to you. We reserve the right to change the terms or conditions of your Policy to comply with changes in the applicable law.
We issue your Policy when we have determined that your application meets our underwriting requirements. We apply our customary underwriting standards to the proposed Insured. If on the Issue Date there are outstanding requirements, we will allocate your Premium when all requirements have been met. An example of an outstanding requirement is an amendment to your application that requires your signature. We commence coverage of the Insured under the Policy, on the later of: (i) the Issue Date, (ii) the date that we receive your first Premium, or (iii) the date that all underwriting requirements have been met.
If you pay a Premium with your application and your requested Face Amount is less than $1,000,000, we provide you with temporary conditional insurance only if you meet all of the terms of a conditional receipt. The temporary conditional insurance provides coverage during the underwriting of your application but only if you are ultimately approved for coverage on the same basis as the risk classification and Face Amount of coverage for which you applied. This temporary conditional coverage starts when you complete your application and pay the first Premium, unless a medical exam or lab test results are required. In that event, temporary conditional coverage starts when all medical exams and lab tests have been completed. The Issue Date determines Monthly Activity Days, Policy Months, and Policy Years.
Premium Payments. During the first Policy Year, you must pay an amount at least equal to the required Premium shown in your Policy. We send you a reminder notice if you pay annually, semi-annually or quarterly. You may also make a Monthly Automatic Payment.
After the first Policy Year, you may pay additional Premium at any time, and in any amount, as long as your Premium would not cause your Policy to lose its status as a life insurance contract under the Tax Code, as explained in “Federal Taxes” beginning on page 34. Premiums must be sent to us at our address on the first page. Unless you request otherwise in writing, we treat all payments received while a Policy loan exists as new Premium.
Your Policy also shows a planned periodic Premium amount; however, you are not required to pay the planned periodic Premiums. You set the planned periodic Premium when you purchase your Policy. Your Policy will not lapse because you did not pay a planned periodic Premium.
Even if you pay all of the planned periodic Premiums, however, your Policy nevertheless may enter the Grace Period and thereafter lapse if you have not paid the required Safety Net Premium amount or the Coverage Guarantee Rider amount and the Net Surrender Value is no longer enough to pay the Monthly Deductions. Please see the “Safety Net Premium” and “Coverage Guarantee Rider” discussions just below. Yet, paying planned periodic Premiums will generally provide greater benefits than if a lower amount of Premium is paid.
Premium Limits. Before we accept any Premium that would require an increase in the net amount at risk under the Policy, you first must provide us with evidence of insurability. The Tax Code imposes limits on the amount of Premium that can be contributed under a life insurance contract. If you exceed this limit, your Policy would lose its favorable federal income tax treatment under the Tax Code. Accordingly, we will not accept any Premium that would cause your Policy to exceed this limit, unless you increase the Face Amount of your Policy appropriately. To obtain this increase, you must submit a written request to us and provide evidence

12 PROSPECTUS

of insurability meeting our then current underwriting standards. Otherwise, we will only accept the portion of your Premium that would cause your total Premiums to equal the maximum permitted amount and we will return the excess to you. In addition, we will not accept any additional Premium from you until we can do so without exceeding the limit set by the Tax Code.
Paying too much Premium also could cause your Policy to be treated as a “modified endowment contract” for federal income tax purposes. See “Modified Endowment Contracts” on page 36 for more information.
Safety Net Premium. The Safety Net Premium feature can enable you to keep your Policy (including any riders) in force during a specified period regardless of changes in the Policy Value. If the Insured is age 70 or less at the Issue Date, the specified period is the first ten Policy Years. If the Insured is age 71 to 75 at the Issue Date, it runs from the Issue Date until the next Policy Anniversary after the Insured’s 80th birthday. If the Insured is over age 75 at the Issue Date, it runs from the Issue Date until five years after the Issue Date.
Ordinarily, your Policy enters the Grace Period and may lapse if the Net Surrender Value is not sufficient to pay a Monthly Deduction when it is due. For additional discussion of lapse, please see “Lapse and Reinstatement” on page 30. Under the Safety Net Premium feature, however, we guarantee that, regardless of declines in your Policy Value, your Policy will not enter the Grace Period if your total Premiums paid since the Issue Date, less any partial withdrawals and outstanding Policy Loans, are greater than the monthly Safety Net Premium amount times the number of months since the Issue Date.
During the first Policy Year, the Safety Net Premium amount is the minimum Premium required in order to issue the Policy. In subsequent years, the Safety Net Premium is the same as that of the first year provided there are no changes made to your Policy. As a result, if you pay your required Premium on a timely basis, the Safety Net Premium feature remains in effect. Because the Safety Net Premium feature covers optional Riders, adding optional Riders to your Policy increases your Safety Net Premium amount. Face amount increases or decreases, partial withdrawals, and death benefit option changes may also affect the monthly Safety Net Premiums.
If at any time your total Premiums, less partial withdrawals and Policy Debt, are less than the product of the monthly Safety Net Premium times the number of Policy Months since the Issue Date, the Safety Net Premium guarantee ends. We will notify you and you will be given 61 days to satisfy any shortfall. If such payments are not made during this period, the Safety Net Premium provision will terminate. The Safety Net Premium feature can be reinstated at any time before the Safety Net expiry date if total premium payments received, less partial withdrawals and policy debt are greater than the sum of the required monthly safety net premiums. For more detail about the circumstances in which the Policy will lapse, see “Lapse and Reinstatement” on page 30.
The following are examples of how the Safety Net Premium may change as a result of changes in your Policy:

Base Policy	Monthly Safety Net Premium
Face Amount $250,000, 45 Male Non-Smoker, Death Benefit Option 1, no riders	$176.88
Changes to Base Policy
Increase Face Amount to $300,000 in year 5	$220.96
Decrease Face Amount to $200,000 in year 5	$141.50
Partial Withdrawal of $3,000 in year 5	$174.75
Change to Death Benefit Option 2 in year 5	$173.23
Add Rider in year 5: Additional Insured Rider of $100,000 on 35 Female Non-Smoker	$194.54

Modified Endowment Contracts. Under certain circumstances, a Policy could be classified as a “modified endowment contract,” which is a category of life insurance contract defined in the Tax Code. If your Policy were to become a modified endowment contract, distributions and loans from the Policy could result in current taxable income for you, as well as other adverse tax consequences. These tax consequences are described in more detail in “Federal Taxes - Modified Endowment Contracts.”
Your Policy could be a Modified Endowment Contract if, among other things, you pay too much Premium or if the Death Benefit is reduced. We monitor the status of your Policy and advise you if you need to take action to prevent the Policy from becoming a modified endowment contract. If you pay a Premium that would result in this classification, we notify you and allow you to request a refund of the excess Premium, or other action, to avoid having your Policy become a modified endowment contract. If, however, you choose to have your Policy become a modified endowment contract, we do not refund the Premium.
Your Policy will be a modified endowment contract if it is issued to replace a modified endowment contract issued by another insurer. Payment of additional Premium in connection with a replacement also could cause your Policy to become a modified endowment contract. For more information, please consult your tax advisor, and see “Replacement of Modified Endowment Contracts” in the SAI.

13 PROSPECTUS

Allocation of Premiums. Your Net Premiums are allocated to the Sub-Account(s) and the Fixed Account in the proportions that you have selected. You must specify your allocation percentages in your Policy application. Percentages must be in whole numbers and the total allocation must equal 100%. We allocate your subsequent Net Premiums in those percentages until you give us new allocation instructions.
Initially, you may allocate your Policy Value among twenty-one (21) options, counting each Sub-Account and the Fixed Account as one option. You may allocate Policy Value among these options from time to time so long as your Policy Value is spread among no more than the 21 options. In the future, we may change or waive this limit.
We allocate your initial Net Premium to the Sub-Accounts and the Fixed Account, as you have instructed us, on the Issue Date. If you do not pay the first Premium until after the Issue Date, we allocate your initial Net Premium to the Sub-Accounts and the Fixed Account on the date we receive it at the Home Office. If there are outstanding requirements when we issue the Policy, your Premiums are not allocated until all requirements are satisfied. In these cases, the premium is held in an account without interest until the outstanding requirements are satisfied. We do not credit earnings or interest before the Issue Date.
We are required to return your Premium if you cancel your Policy during the “free-look” period. We will delay allocating your Premiums to the Sub-Accounts or to the Fixed Account until after the “free-look” period. In the interim, we allocate all of your Premiums to the Fixed Account only. For more information, please see “Cancellation Rights” on page 30.

Policy Value
General. Your Policy Value is the sum of the values of your interests in the Sub-Accounts of the Separate Account plus the value of the Fixed Account and the Loan Account. Your Policy Value changes daily to reflect the performance of the Sub-Accounts you have chosen, the addition of interest credited to the Fixed Account, the addition of Net Premiums, and the subtraction of partial withdrawals and charges assessed. There is no minimum guaranteed Policy Value.
On the Issue Date or, if later, the date your first Premium is received, we deduct the Monthly Deduction for the first Policy Month. We have described the formula to compute your portion of Policy Value in a particular Sub-Account in the SAI.
We make all calculations in connection with the Policy (other than the initial Premiums) on the date we receive your Premium or your request for other action, if that date is a Valuation Date. Otherwise, we make that determination on the next succeeding day that is a Valuation Date. Calculations for initial Premiums and Premiums requiring underwriting are made on the date your Net Premium is allocated to the Sub-Accounts and the Fixed Account, as described in “Allocation of Premiums” above.
Accumulation Units. We determine the number of Accumulation Units in each Sub-Account to allocate to your Policy by dividing that portion of your Net Premium or other transaction allocated to a Sub-Account by that Sub-Account’s Accumulation Unit Value on the Valuation Date when the allocation occurs.
Accumulation Unit Value. The Accumulation Unit Value for each Sub-Account varies to reflect the investment experience of the applicable Portfolio. We determine the Accumulation Unit Value for each Sub-Account on each Valuation Date by multiplying the Accumulation Unit Value on the preceding Valuation Date by the Net Investment Factor for that Sub-Account for the Valuation Period then ended.
The Net Investment Factor for each Sub-Account is (1) divided by (2), where:

1)
equals (a) the net asset value per share of the Portfolio held in the Sub-Account at the end of the current Valuation Period, plus (b) the per share amount of any dividend or capital gains distribution made by the Portfolio during the current Valuation Period, plus or minus (c) a per share credit or charge with respect to any taxes which we paid or for which we reserved during the Valuation Period which are determined by us to be attributable to the operation of the Sub-Account (no federal income taxes currently are applicable); and

2)	is the net asset value per share of the Portfolio held in the Sub-Account at the end of the previous Valuation Period.
Please refer to the Prospectuses for the Portfolios for a description of how the assets of each Portfolio are valued, since that determination has a direct bearing on the Net Investment Factor of the corresponding Sub-Account and, therefore, your Policy Value.
Written Requests and Forms in Good Order. Written requests must include sufficient information and/or documentation, and be sufficiently clear, to enable us to complete your request without the need to exercise discretion on our part to carry it out. You may contact our Customer Service Center to learn what information we require for your particular request to be in “good order.” Additionally, we may require that you submit your request on our form. We reserve the right to determine whether any particular request is in good order, and to change or waive any good order requirements at any time.
Postponement of Payments. We may defer for up to fifteen days the payment of any amount attributable to a Premium paid by check to allow the check a reasonable time to clear. We may postpone paying any amount for a total surrender or a partial withdrawal, the disbursement of a Policy Loan, or the payment of the Death Benefit Proceeds, in the following circumstances:

14 PROSPECTUS

(i) whenever the New York Stock Exchange (“NYSE”) is closed (other than customary weekend and holiday closings); (ii) when trading on the NYSE is restricted or an emergency exists, as determined by the Securities and Exchange Commission ("SEC"), so that disposal of the Separate Account’s investments or determination of the value of its net assets is not reasonably practicable; or (iii) at any other time permitted by the SEC for your protection.
In addition, we may delay payment of the Surrender Value in the Fixed Account for up to six months or a shorter period if required by law. If we defer payment for more than 30 days, we add interest at our current rate from the time you asked for the Surrender Value in accordance with applicable NY law.
We may postpone paying any amount for a total surrender, a partial withdrawal, or the disbursement of a Policy Loan to authenticate the signature on a request. In the event that we postpone payment, the request will not be effective until we have validated the signature on the request to our satisfaction. Once accepted, the request for a total surrender, a partial withdrawal, or a Policy Loan will be paid within seven days.

Transfers
General. While the Policy is in force, you may transfer Policy Value among the Fixed Account and Sub-Accounts in writing or by telephone. Currently, there is no minimum transfer amount. We may set a minimum transfer amount in the future. In the future, we may charge you the transfer fee described on page 33, although currently we are waiving it.
You currently may not have Policy Value in more than twenty-one (21) options, counting each Sub-Account and the Fixed Account as one option. Accordingly, we will not perform a transfer that would cause your Policy to exceed that limit. We may waive this limit in the future.
Generally, we only make transfers on days when the NYSE is open for business. See “Policy Value” on page 14. If we receive your request on a day when the NYSE is not open for business, or if we receive your request after the close of business on the NYSE, we make the transfer on the first subsequent day on which the NYSE is open.
Special requirements apply to transfers from the Fixed Account. You may transfer one sum from the Fixed Account to the Sub-Accounts only during the 60-day period beginning on the Issue Date or each Policy Anniversary. We do not process transfer requests involving the Fixed Account at any other time, except transfers pursuant to a Dollar Cost Averaging or Portfolio Rebalancing program.
You may not transfer Policy Value or allocate new Premiums into the Fixed Account if transfers are being made out under the Dollar Cost Averaging program. However, we may waive or modify these restrictions on transfers from the Fixed Account.
This limit also applies to transfers under a Dollar Cost Averaging program, unless you choose to transfer your entire Fixed Account balance to Sub-Accounts. In that case, your maximum monthly transfer amount may not be more than 1/36th of your Fixed Account balance on the day of the first transfer.
The Policy permits us to defer transfers from the Fixed Account for up to six months from the date you request a transfer.
Transfers Authorized by Telephone. You may make transfers by telephone. Telephone transfers may not be available if all lines are busy. In that case, you will need to submit a written request or try to call later. Please see the SAI for a description of our procedures for telephone transfers.
We use procedures that we believe provide reasonable assurance that telephone authorized transfers are genuine. For example, we request identifying information from persons purporting to authorize transfers. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.
At any time, we may suspend, modify or terminate your privilege to make transfers via the telephone, or via other electronic or automated means specifically approved by the Company, including, but not limited to, automated telephone services, facsimile machine, e-mail and electronic services via online access. Among other things, we reserve the right to limit the number of such transfers among the Sub-Accounts in any Policy Year, or to refuse any telephone transfer request. We also reserve the right to restrict such transfers in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Policy Owners.
Dollar Cost Averaging. Under our automatic Dollar Cost Averaging program, while the Policy is in force you may authorize us to transfer a fixed dollar amount at fixed intervals from the Fixed Account or a Sub-Account of your choosing so long as your Policy Value is spread among no more than twenty-one options, including other Sub-Accounts or the Fixed Account. The interval between transfers may be monthly, quarterly, semi-annually or annually, at your option. There are no fees associated with the Dollar Cost Averaging program. Transfers made under a Dollar Cost Averaging program will not be assessed a transfer fee and do not count towards the number of transfers you can make before a transfer fee applies. The transfers are made at the Accumulation Unit Value on the date of the transfer. The transfers continue until you instruct us otherwise, or until your chosen source of transfer

15 PROSPECTUS

payments is exhausted. Currently, the minimum transfer amount is $100 per transfer. We may change this minimum or grant exceptions. If you elect this program, the first transfer occurs one interval after you elect the Dollar Cost Averaging program. Your request to participate in this program is effective when we receive your completed application at the P.O. Box given on the first page of this Prospectus. Please call or write us for a copy of the application. You may elect to increase, decrease or change the frequency or amount of transfer payments under a Dollar Cost Averaging program. Special restrictions apply to transfers from the Fixed Account. Please see “Transfers - General” on page 15 for a discussion of these restrictions.
The theory of Dollar Cost Averaging is that by spreading your investment over time, you may be able to reduce the effect of transitory market conditions on your investment. In addition, because a given dollar amount purchases more units when the unit prices are relatively low rather than when the prices are higher, in a fluctuating market, the average cost per unit may be less than the average of the unit prices on the purchase dates. However, participation in this program does not assure you of a greater profit from your purchases under the program, nor does it prevent or necessarily reduce losses in a declining market. Moreover, while we refer to this program of periodic transfers generally as Dollar Cost Averaging, periodic transfers from a Sub-Account with more volatile performance experience is unlikely to produce the desired effects of Dollar Cost Averaging as would transfers from a less volatile Sub-Account. You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time.
Portfolio Rebalancing. Portfolio Rebalancing allows you to maintain the percentage of your Policy Value allocated to each Sub-Account or the Fixed Account or both at a preset level. Over time, the variations in each Sub-Account’s investment results shift the balance of your Policy Value allocations. Under the Portfolio Rebalancing feature, we automatically transfer your Policy Value, including new Premiums, back to the percentages you specify. Portfolio Rebalancing is consistent with maintaining your desired allocation among the investment options.
You may choose to have rebalances made monthly, quarterly, semi-annually or annually. There are no fees associated with Portfolio Rebalancing. Transfers made under a Portfolio Rebalancing program will not be assessed a transfer fee and do not count towards the number of transfers you can make before a transfer fee applies. No more than twenty-one (21) Sub-Accounts, or twenty (20) Sub-Accounts and the Fixed Account, can be included in a Portfolio Rebalancing program at one time. Transfers from the Fixed Account under a Portfolio Rebalancing program are subject to the overall limit on transfers from the Fixed Account. Accordingly, if the total amount transferred from the Fixed Account in any Policy Year reaches that limit before the end of the year, we do not transfer additional amounts from the Fixed Account for Portfolio Rebalancing purposes until the next Policy Year. We automatically terminate this option if you request any transfers outside the Portfolio Rebalancing program. If you wish to resume the Portfolio Rebalancing after it has been canceled, then you must complete a new Portfolio Rebalancing form and send it to our home office.
You may request Portfolio Rebalancing at any time by submitting a completed written request to us at the address given on the first page of this Prospectus. Please call or write us for a copy of the request form. If you stop Portfolio Rebalancing, you must wait 30 days to begin again. The date of your rebalancing must coincide with the same day of the month as your Issue Date. If you request rebalancing on your Policy application and specify the frequency, but not the date, for your first rebalancing, it occurs one interval after the Issue Date. Otherwise, your first rebalancing occurs one interval after we receive your completed request form. All subsequent rebalancings occur at the intervals you have specified on the day of the month that coincides with the same day of the month as your Issue Date. Generally, you may change the allocation percentages, frequency or choice of Sub-Accounts at any time. If you include the Fixed Account in a Portfolio Rebalancing program, however, in any consecutive twelve months you may not change the allocation percentages more than twice and the total change to the Fixed Amount allocation may not exceed 20%. We may waive this restriction.
If your total Policy Value subject to rebalancing falls below any minimum value that we may establish, we may prohibit or limit your use of Portfolio Rebalancing. You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time. We may change, terminate, limit or suspend Portfolio Rebalancing at any time.
Market Timing & Excessive Trading The Policies are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Sub-Accounts and can disrupt management of a Portfolio and raise its expenses, which can impair Portfolio performance and adversely affect your Policy Value. Our policy is not to accept knowingly any premium intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Policy if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Policy.
We seek to detect market timing or excessive trading activity by reviewing trading activities. Portfolios also may report suspected market-timing or excessive trading activity to us. If, in our judgment, we determine that the transfers are part of a market timing strategy or are otherwise harmful to the underlying Portfolio, we will impose the trading limitations as described below under “Trading Limitations.” Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.
While we seek to deter market timing and excessive trading in Sub-Accounts, because our procedures involve the exercise of reasonable judgment, we may not identify or prevent some market timing or excessive trading. Moreover, imposition of trading limitations is triggered by the detection of market timing or excessive trading activity, and the trading limitations are not applied prior to detection of such trading activity. Therefore, our policies and procedures do not prevent such trading activity before it is

16 PROSPECTUS

detected. As a result, some investors may be able to engage in market timing and excessive trading, while others are prohibited, and the Sub-Account may experience the adverse effects of market timing and excessive trading described above.
Trading Limitations. We reserve the right to limit transfers among the investment alternatives in any Policy Year, require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery, or to refuse any transfer request, if:

•
we believe, in our sole discretion, that certain trading practices, such as excessive trading, by, or on behalf of, one or more Policy Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Sub-Account or on the share prices of the corresponding Portfolio or otherwise would be to the disadvantage of other Policy Owners; or

•
we are informed by one or more of the Portfolios that they intend to restrict the purchase, exchange, or redemption of Portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Portfolio shares.

In making the determination that trading activity constitutes market timing or excessive trading, we will consider, among other things:

•	the total dollar amount being transferred, both in the aggregate and in the transfer request;

•
the number of transfers you make over a period of time and/or the period of time between transfers (note: one set of transfers to and from a Sub-Account in a short period of time can constitute market timing);

•
whether your transfers follow a pattern that appears designed to take advantage of short term market fluctuations, particularly within certain Sub-Account underlying Portfolios that we have identified as being susceptible to market timing activities (e.g., International, High Yield, and Small Cap Sub-Accounts);

•	whether the manager of the underlying Portfolio has indicated that the transfers interfere with Portfolio management or otherwise adversely impact the Portfolio; and

•	the investment objectives and/or size of the Sub-Account’s underlying Portfolio.
We seek to uniformly apply these trading limitations to all trades, including those that occur through omnibus accounts at intermediaries. However, because these determinations involve the exercise of discretion, it is possible that we may not detect some market timing or excessive trading activity. As a result, it is possible that some investors may be able to engage in market timing or excessive trading activity, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.
If we determine that a Policy Owner has engaged in market timing or excessive trading activity, we will require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery. If we determine that a Policy Owner continues to engage in a pattern of market timing or excessive trading activity we will restrict that Policy Owner from making future additions or transfers into the impacted Sub-Account(s) or will restrict that Policy Owner from making future additions or transfers into the class of Sub-Account(s) if the Sub-Accounts(s) involved are vulnerable to arbitrage market timing trading activity (e.g., International, High Yield, and Small Cap Sub-Accounts).
In our sole discretion, we may revise our Trading Limitations at any time as necessary to better deter or minimize market timing and excessive trading or to comply with regulatory requirements.
Agreements to Share Information with Funds. Under the Investment Company Act of 1940, Allstate Life Insurance Company of New York (“Allstate New York”) has entered into information sharing agreements with each of the fund companies whose funds are offered under the Policy. Policy Owner trading information is shared under these agreements as necessary for the fund companies to monitor fund trading and Allstate New York’s trading policy. Under these agreements, Allstate New York is required to share information regarding Policy Owner transactions, including but not limited to information regarding fund transfers initiated by you. In addition to information about Policy Owner transactions, this information may include personal Policy Owner information, including names and social security numbers or other tax identification numbers. As a result of this information sharing, a fund company may direct us to restrict a Policy Owner’s transactions if the fund determines that the Policy Owner has violated the fund's frequent trading policies. This could include the fund directing us to reject any allocations of premium or Policy value to the fund.
Short Term Trading Fees. The underlying Portfolios are authorized by SEC regulation to adopt and impose redemption fees if a Portfolio’s Board of Directors determines that such fees are necessary to minimize or eliminate short-term transfer activity and/or holding periods that can reduce or dilute the value of outstanding shares issued by the Portfolio. The Portfolio will set the parameters relating to the redemption fee and such parameters may vary by Portfolio. If a Portfolio elects to adopt and charge redemption fees, these fees will be passed on to the Policy Owner(s) responsible for the short-term transfer activity generating the fee.

17 PROSPECTUS

We will administer and collect redemption fees and forward these fees to the Portfolio. Please consult the Portfolio’s prospectus for more complete information regarding the fees and charges associated with each Portfolio.

Investment and Fixed Account Options
The Sub-Accounts and the Portfolios. Each of the Sub-Accounts of the Separate Account invests in the shares of one of the Portfolios. The income and realized and unrealized gains or losses on the assets of each Sub-Account are separate and are credited to or charged against the particular Sub-Account without regard to income, gains or losses from any other Sub-Account or from any other part of our business. We use the Net Premiums you allocate to a Sub-Account to purchase shares in the corresponding Portfolio and redeem shares in the Portfolios to meet Policy obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.
Each Portfolio is either an open-end management investment company registered under the 1940 Act or a separate investment series of an open-end management investment company.
Each Portfolio holds its assets separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio is subject to certain investment restrictions and policies, which may not be changed without the approval of a majority of the shareholders of the Portfolio. Each Portfolio operates as a separate investment fund, and the income, gains and losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.
We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to Sub-Accounts may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Portfolios in which those Sub-Accounts invest. You bear the investment risk that those Portfolios possibly will not meet their investment objectives.
We have briefly described the Portfolios below. You should read the current Prospectuses for the Portfolios for more detailed and complete information concerning the Portfolios, their investment objectives and strategies, and the investment risks associated with the Portfolios. If you do not have a Prospectus for a Portfolio, contact us and we will send you a copy.
Variable insurance Portfolios might not be managed by the same portfolio managers who manage retail mutual funds with similar names. These Portfolios are likely to differ from similarly named retail mutual funds in assets, cash flow, and tax matters. Accordingly, the holdings and investment results of a variable insurance
Portfolio can be expected to be higher or lower than the investment results of a similarly named retail mutual fund.

Sub-Accounts	Investment Objective	Investment Advisor
AB VARIABLE PRODUCTS SERIES FUND, INC.
AB VPS Growth and Income Portfolio - Class A	Long-term growth of capital.	AllianceBernstein L.P.
AB VPS International Growth Portfolio - Class A	Long-term growth of capital.
AB VPS International Value Portfolio - Class A	Long-term growth of capital.
AB VPS Small Cap Growth Portfolio - Class A	Long-term growth of capital.
AB VPS Small/Mid Cap Value Portfolio - Class A	Long-term growth of capital.
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
Invesco Oppenheimer VI Conservative Balanced Fund - Series I (1)	The fund seeks total return.	Invesco Advisers, Inc.
Invesco Oppenheimer VI Global Fund - Series I (1)	The fund seeks capital appreciation.
Invesco Oppenheimer VI Global Strategic Income Fund - Series I (1)	The fund seeks total return.
Invesco Oppenheimer VI International Growth Fund - Series I (1)	The fund seeks capital appreciation.
Invesco Oppenheimer VI Main Street Fund® - Series I (1)	The fund seeks capital appreciation.
Invesco Oppenheimer VI Main Street Small Cap Fund® - Series I (1)	The fund seeks capital appreciation.
Invesco Oppenheimer VI Total Return Bond Fund - Series I (1),(2)	The fund seeks total return.
Invesco V.I. American Value Fund - Series I (3)	Long-term capital appreciation.
Invesco V.I. Government Securities Fund - Series I	Total return comprised of current income and capital appreciation.
Invesco V.I. Growth and Income Fund - Series I	Seeks long-term growth of capital and income.

18 PROSPECTUS

Sub-Accounts	Investment Objective	Investment Advisor
THE ALGER PORTFOLIOS
Alger Balanced Portfolio - Class I-2	Current income and long-term capital appreciation.	Fred Alger Management, Inc.
Alger Capital Appreciation Portfolio - Class I-2	Long-term capital appreciation.
Alger Large Cap Growth Portfolio - Class I-2	Long-term capital appreciation.
Alger Mid Cap Growth Portfolio - Class I-2	Long-term capital appreciation.
ALPS VARIABLE INVESTMENT TRUST (4)
Morningstar Aggressive Growth ETF Asset Allocation Portfolio Class I	Capital appreciation.	ALPS Advisors, Inc.
Morningstar Balanced ETF Asset Allocation Portfolio Class I	Capital appreciation and some current income.
Morningstar Conservative ETF Asset Allocation Portfolio Class I	Current income and preservation of capital.
Morningstar Growth ETF Asset Allocation Portfolio Class I	Capital appreciation.
Morningstar Income and Growth ETF Asset Allocation Portfolio Class I	Current income and capital appreciation.
FIDELITY® VARIABLE INSURANCE PRODUCTS
Fidelity® VIP ContrafundSM Portfolio - Initial Class	Long-term capital appreciation.	Fidelity Management & Research Company (FMR)
Fidelity® VIP Emerging Markets Portfolio - Initial Class	Capital appreciation.
Fidelity® VIP Equity-Income PortfolioSM - Initial Class
Reasonable Income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

Fidelity® VIP Government Money Market Portfolio - Initial Class	As high a level of current income as is consistent with preservation of capital and liquidity.
Fidelity® VIP Growth & Income Portfolio - Initial Class	High total return through a combination of current income and capital appreciation.
Fidelity® VIP Growth Portfolio - Initial Class	To achieve capital appreciation.
Fidelity® VIP High Income Portfolio - Initial Class	A high level of current income, while also considering growth of capital.
Fidelity® VIP Index 500 Portfolio - Service Class	Investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	As high a level of current income as is consistent with the preservation of capital.
Fidelity® VIP Mid Cap Portfolio - Initial Class	Long-term growth of capital.
Fidelity® VIP Real Estate Portfolio - Initial Class	Above-average income and long-term capital growth, consistent with reasonable investment risk. Fund seeks to provide a yield that exceeds the composite yield of the S&P 500® Index.	Fidelity SelectCo, LLC (SelectCo)
Fidelity® VIP Value Strategies Portfolio - Initial Class	Capital appreciation.	Fidelity Management & Research Company (FMR)
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Franklin Income VIP Fund - Class 1	To maximize income while maintaining prospects for capital appreciation.	Franklin Advisers, Inc.
Franklin Mutual Global Discovery VIP Fund - Class 1	Capital appreciation.	Franklin Mutual Advisers, LLC
Franklin Mutual Shares VIP Fund - Class 1	Capital appreciation with income as a secondary goal.
Franklin Small Cap Value VIP Fund - Class 1	Long-term total return.	Franklin Mutual Advisers, LLC
Franklin Small-Mid Cap Growth VIP Fund - Class 1	Long-term capital growth.	Franklin Advisers, Inc.
Franklin Strategic Income VIP Fund - Class 1	A high level of current income with capital appreciation over the long term as a secondary goal.
Franklin U.S. Government Securities VIP Fund - Class 1	Seeks income.
Templeton Global Bond VIP Fund - Class 1	High current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.

19 PROSPECTUS

Sub-Accounts	Investment Objective	Investment Advisor
JANUS ASPEN SERIES
Janus Henderson Balanced Portfolio - Institutional Shares	Long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Capital Management LLC
Janus Henderson Enterprise Portfolio - Institutional Shares	Long-term growth of capital.
Janus Henderson Flexible Bond Portfolio - Institutional Shares	Maximum total return, consistent with preservation of capital.
Janus Henderson Forty Portfolio - Institutional Shares	Long-term growth of capital.
Janus Henderson Global Technology Portfolio - Institutional Shares	Long-term growth of capital.
Janus Henderson Mid Cap Value Portfolio - Institutional Shares	Capital appreciation.
Janus Henderson Overseas Portfolio - Institutional Shares	Long-term growth of capital.
MORGAN STANLEY VARIABLE INSURANCE FUND, INC.
Morgan Stanley VIF Emerging Markets Equity Portfolio - Class I	Long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.	Morgan Stanley Investment Management Inc.
Morgan Stanley VIF Growth Portfolio - Class I	Long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

(1)
Effective May 27, 2019, Invesco will acquire all the Oppenheimer Portfolios.  Their names will change from Oppenheimer Conservative Balanced Fund/VA, Oppenheimer Global Fund/VA, Oppenheimer Global Strategic Income Fund/VA, Oppenheimer International Growth Fund/VA, Oppenheimer Main Street Fund®/VA, Oppenheimer Main Street Small Cap Fund®/VA, Oppenheimer Total Return Bond Fund/VA, to Invesco Oppenheimer VI Conservative Balanced Fund - Series I, Invesco Oppenheimer VI Global Fund - Series I, Invesco Oppenheimer VI Global Strategic Income Fund - Series I, Invesco Oppenheimer VI International Growth Fund - Series I, Invesco Oppenheimer VI Main Street Fund® - Series I, Invesco Oppenheimer VI Main Street Small Cap Fund® - Series I, Invesco Oppenheimer VI Total Return Bond Fund - Series I, respectively.

(2)	Effective April 28, 2017, the Oppenheimer Equity Income Fund/VA merged into the Invesco Oppenheimer VI Total Return Bond Fund - Series I

(3)
Effective June 30,2019, the Invesco V.I. American Value Fund - Series I changed its objective from "To provide above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities." to "Long-term capital appreciation."

(4)
The Morningstar ETF Allocation Series Portfolios invest in underlying ETFs and will indirectly bear their proportionate share of any fees and expenses payable directly by the underlying ETFs. As a result, the Portfolios may incur higher expenses, many of which may be duplicative.

Each Portfolio is subject to certain investment restrictions and policies, which may not be changed without the approval of a majority of shareholders of the Portfolio. Please see the accompanying Prospectuses of the Portfolios for additional information.
We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value.
Some of the Portfolios have been established by investment advisors, which manage retail mutual funds having similar names and investment objectives. While some of the Portfolios may be similar to, and may in fact be modeled after retail mutual funds, you should understand that the Portfolios are not otherwise directly related to any retail mutual fund. Consequently, the investment performance of retail mutual funds and any similarly named Portfolio may differ substantially.
Certain Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. Although neither we nor any of the Portfolios currently foresees any such disadvantages either to variable life insurance or variable annuity contract owners, each Portfolio’s Board of Directors intends to monitor events in order to identify any material conflicts between variable life and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. If a Board of Directors were to conclude that separate investment funds should be established for variable life and variable annuity separate accounts, Policy Owners will not bear the attendant expenses.
Voting Rights. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Sub-Accounts to which you have allocated your Policy Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. We notify you when your instructions are needed and provide proxy materials or other information to assist you in understanding the matter at issue. We determine the number of votes for which you may give voting instructions as of the record date set by the relevant Portfolio for the shareholder meeting at which the vote will occur.

20 PROSPECTUS

In most cases, you are the person entitled to give voting instructions. However, if you assign your Policy, the assignee may be entitled to give voting instructions.
Retirement plans may have different rules for voting by plan participants.
If you send written voting instructions to us, we follow your instructions in voting the Portfolio shares attributable to your Policy. If you do not send written instructions, we vote the shares attributable to your Policy in the same proportions as the shares for which we have received instructions from other Policy Owners. While proportional voting guarantees all outstanding shares of a Portfolio are voted, it can lead to a small number of shareholders determining the outcome of a proxy.
We may, when required by state insurance regulatory authorities, disregard Policy Owner voting instructions if the instructions would cause a change in the sub-classification or investment objective of one or more of the Portfolios or to approve or disapprove an investment advisory contract for one or more of the Portfolios.
In addition, we may disregard voting instructions in favor of changes initiated by Policy Owners in the investment objectives or the investment advisor of the Portfolios if we reasonably disapprove of the proposed change. We would disapprove a proposed change only if the proposed change is contrary to NY law or prohibited by state regulatory authorities or we reasonably conclude that the proposed change would not be consistent with the investment objectives of the Portfolio or would result in the purchase of securities for the Portfolio which vary from the general quality and nature of investments and investment techniques utilized by the Portfolio. If we disregard voting instructions, we include a summary of that action and our reasons for that action in the next semi-annual financial report to you.
This description reflects our view of currently applicable law. If the law changes or our interpretation of the law changes, we may decide that we are permitted to vote the Portfolio shares without obtaining instructions from our Policy Owners, and we may choose to do so.
Additions, Deletions and Substitutions of Securities. If the shares of any of the Portfolios are no longer available for investment by the Separate Account or if, in the judgment of our management, further investment in the shares of a Portfolio is no longer appropriate in view of the purposes of the Policy, we may add or substitute shares of another Portfolio or underlying fund for Portfolio shares already purchased or to be purchased in the future by Premiums under the Policy. Any substitution of securities will comply with the requirements of the 1940 Act.
We also reserve the right to make the following changes in the operation of the Separate Account and the Sub-Accounts:

•	to operate the Separate Account in any form permitted by law;

•	to take any action necessary to comply with, or obtain and continue any exemption from, applicable laws;

•	to transfer assets from one Sub-Account to another, or to our general account;

•	to add, combine, or remove Sub-Accounts in the Separate Account;

•	to assess a charge for taxes attributable to the operations of the Separate Account or for other taxes, as described in “Charges and Deductions”; and

•
to change the way in which we assess other charges, as long as the total other charges do not exceed the amount currently charged the Separate Account and the Portfolios in connection with the Policies.

If we take any of these actions, we will comply with the then applicable legal requirements.
The Fixed Account. The portion of the Policy relating to the Fixed Account is not registered under the Securities Act of 1933 (“1933 Act”) and the Fixed Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests in the Fixed Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the disclosure regarding the Fixed Account has not been reviewed by the staff of the SEC. The statements about the Fixed Account in this Prospectus may be subject to generally applicable provisions of the federal securities laws regarding accuracy and completeness.
You may allocate part or all of your Premiums to the Fixed Account. Amounts allocated to the Fixed Account become part of the general assets of Allstate New York. Allstate New York invests the assets of the general account in accordance with applicable laws governing the investments of insurance company general accounts.
We credit interest to amounts allocated to the Fixed Account at an effective annual rate of at least 3%. We are not obligated to, but we may credit interest at a higher rate. You assume the risk that the interest rate credited to the Fixed Account may be no higher than 3%.

21 PROSPECTUS

Death Benefits and Optional Insurance Benefits
Death Benefits. While your Policy is in force, we pay the Death Benefit proceeds upon the death of the Insured. We will pay the Death Benefit proceeds to the named Beneficiary(ies) or contingent Beneficiary(ies). As described below in “Settlement Options,” we pay the Death Benefit proceeds in one sum or under an optional payment plan.
The Death Benefit proceeds payable to the Beneficiary equal the applicable Death Benefit, less any Policy Debt and less any due and unpaid charges. The proceeds may be increased, if you have added a rider that provides an additional benefit. Riders which may impact the death benefit include the Accidental Death Benefit Rider, the Additional Insured Term Rider, the Primary Insured Term Rider, the Overloan Protection Rider, and the Accelerated Death Benefit Riders. Please see “Optional Insurance Benefits” beginning on page 23. We determine the amount of the Death Benefit proceeds as of the end of the Valuation Period during which the Insured dies. We usually pay the Death Benefit proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied. The amount of the Death Benefit is based on the Death Benefit Option you have selected, any increases or decreases in the Face Amount, and in some instances your Policy Value.
Death Benefit Options. You may choose one of two Death Benefit Options:
Option 1: the Death Benefit is the greater of: (a) the Face Amount of the Policy on the date of death; or (b) the Policy Value multiplied by the applicable corridor percentage as described below, and as set forth in your Policy. Option 1 is designed to provide a specific amount of Death Benefit that generally does not vary with changes in the Policy Value. As your Policy Value increases, the Net Amount at Risk under your Policy generally decreases, unless your Policy Value is sufficiently large to require that the Death Benefit be determined using the applicable corridor percentage.
Option 2: the Death Benefit is the greater of: (a) the Face Amount plus the Policy Value on the date of death; or (b) the Policy Value multiplied by the applicable corridor percentage. Under Option 2, the amount of the Death Benefit generally increases to reflect increases in the Policy Value. Under this option your Policy generally involves a constant Net Amount at Risk.
Your Policy has a minimum Death Benefit. While your Policy remains in force, we guarantee that the Death Benefit will not be less than the greater of the current Face Amount of the Policy or the Policy Value multiplied by the applicable corridor percentage. We have set forth the applicable corridor percentages in the Policy. The corridor percentages are based upon the age of the Insured. The applicable corridor percentage decreases from 250% at age 40 or less to 100% at age 100 or above.
Since the cost of insurance charge is based upon the net amount at risk, it generally is less under a Policy with an Option 1 Death Benefit than one with an Option 2 Death Benefit. As a result, if the Sub-Accounts you select experience favorable investment results, your Policy Value tends to increase faster under Option 1 than under Option 2, but the total Death Benefit under Option 2 increases or decreases directly with changes in Policy Value. Thus, for a given Premium and Face Amount, you may prefer Option 1 if you are more interested in the possibility of increasing your Policy Value based upon favorable investment experience, while you may prefer Option 2 if you are seeking to increase total Death Benefits.
Example of Applicable Corridor Percentage. The corridor percentages are set so as to seek to ensure that the Policies qualify for favorable federal income tax treatment. An increase in Policy Value due to favorable investment experience may increase the Death Benefit above the Face Amount, and a decrease in Policy Value due to unfavorable investment experience may decrease the Death Benefit (but not below the Face Amount). For example, if in the example below the Policy Owner paid a Net Premium of $40,000 and the Policy Value increased to $48,000 and then decreased to $34,000, the changes in Policy Value would have the following effects on the Death Benefit:

EXAMPLES	A	B

Face Amount	$100,000	$100,000
Death Benefit Option	1	1
Insured’s Attained Age	45	45
Policy Value on Date of Death	$48,000	$34,000
Applicable Corridor Percentage	215%	215%
Death Benefit	$103,200	$100,000
In Example A, the Death Benefit equals $103,200, i.e., the greater of $100,000 (the Face Amount) and $103,200 (the Policy Value at the Date of Death of $48,000, multiplied by the corridor percentage of 215%). This amount, less any Policy Debt and unpaid charges, constitutes the Death Benefit proceeds that we would pay to the Beneficiary.
In Example B, the Death Benefit is $100,000, i.e., the greater of $100,000 (the Face Amount) or $73,100 (the Policy Value of $34,000 multiplied by the corridor percentage of 215%).

22 PROSPECTUS

Change to Death Benefit Option. After the first Policy Year, you may change the Death Benefit Option by writing to us at the address given on the first page of this Prospectus. If you ask to change from Option 2 to Option 1, we increase the Face Amount of your Policy by the amount of the Policy Value. If you ask to change from Option 1 to Option 2, we decrease the Face Amount of your Policy by the amount of the Policy Value. The change takes effect on the Monthly Activity Day on or immediately following the day we receive your written request. We do not currently require you to prove insurability for a Death Benefit Option change. In addition, changes to the death benefit option may have tax consequences.  See “Federal Taxes - Modified Endowment Contracts” on page 36.
Change to Face Amount. You may change the Face Amount after the first Policy Year. You may request the change by writing to us at the address shown on the first page of this Prospectus. You should be aware that a change in the Face Amount changes the net amount at risk and, therefore, changes the cost of insurance charges on your Policy. The change will take effect on the Monthly Activity Day after we approve the request. We do not permit a Face Amount change if the Policy is in the Grace Period.
If you request a decrease in Face Amount, we first apply it to coverage provided by the most recent increase in Face Amount, then to the next most recent increase successively and finally to the coverage under the original application. We do not permit a decrease in the Face Amount of your Policy if afterward the Face Amount remaining in force would be less than $100,000. A decrease in the Face Amount affects the Safety Net Premium and Coverage Guarantee Rider premium, if applicable. A Face Amount decrease will not be subject to a partial withdrawal fee, even if the reduction triggers a mandatory withdrawal of funds from this Policy.
To apply for an increase in the Face Amount, you must submit to us a supplemental application, accompanied by satisfactory evidence that the Insured is insurable. We do not permit any increase in Face Amount after the Insured’s 80th birthday. The minimum amount of a Face Amount increase is $10,000. You may not increase the Face Amount of your Policy more often than once every twelve months.
You should be aware that an increase in the Face Amount of your Policy affects the cost of insurance charges applicable to your Policy. As noted above, we deduct a larger amount of cost of insurance charges, because an increase in the Face Amount also increases the net amount at risk under your Policy. We will not approve a request for a Face Amount increase if the Net Surrender Value is too small to pay the Monthly Deduction for the Policy Month following the increase. As described in “Surrender Charge” on page 32 of this Prospectus, if you increase the Face Amount of your Policy, your maximum surrender charge also increases. Finally, increases in the Face Amount of your Policy also increase the Safety Net Premium amount. Modifying the Policy’s Face Amount may have tax ramifications. For additional information, please see “Federal Taxes” on page 34.
Optional Insurance Benefits. You may ask to add one or more riders to your Policy to provide additional optional insurance benefits. We require evidence of insurability before we issue a rider to you. We deduct the cost of any riders as part of the Monthly Deduction. Adding a Rider may also increase the Safety Net Premium amount or Coverage Guarantee Rider premium amount for your Policy. The riders we currently offer are described below. All of these riders may be added to your Policy at any time except the Primary Insured Rider, the Guaranteed Insurability Rider, the Coverage Guarantee Rider and the Overloan Protection Rider, which are only available at Policy issue. In our discretion, we may offer additional riders or stop offering a rider.
Certain restrictions apply if you add the Coverage Guarantee Rider to your policy.
(i)You cannot add both the Coverage Guarantee Rider and the Guaranteed Insurability Rider to your Policy.
(ii)If you add the Coverage Guarantee Rider to your Policy, the total sum of the coverages available for the Additional Insured Term Rider and the Primary Insured Term Rider will be limited to less than or equal to three times the base coverage. For example, if the base policy has $100,000 of coverage, and the Coverage Guarantee Rider is added to the policy, then the total sum of the coverages available for the Additional Insured Term Rider and Primary Insured Term Rider will be limited to $300,000.
(iii)Adding or increasing the coverage under the Additional Insured Term Rider after policy issue will terminate the Coverage Guarantee Rider.
(iv)Changing the death benefit option on your Policy will terminate the Coverage Guarantee Rider.
All riders can be concurrently elected, other than the restrictions stated above related to the Coverage Guarantee Rider. Riders requiring an additional cost will reduce your Policy Value due to the cost of the Rider.

•	Children’s Level Term Rider.
This rider provides for level term insurance on the Insured’s children, as defined in the rider. We provide coverage until the earlier of the child’s 25th birthday or the Insured’s age 65. We pay the Death Benefit to the person designated by you. If the Insured dies while the rider is in effect, we convert the coverage on each child to paid-up term insurance that remains in force until the child reaches age 25. The rider may be exchanged for a new term policy on the earlier of each child’s 25th birthday, or the Insured’s age 65. We do not require evidence of insurability to exchange the rider.

•	Accidental Death Benefit Rider

23 PROSPECTUS

Under this rider, we provide additional insurance if the Insured dies from accidental bodily injury as defined in the rider. This rider ends when one of the following occurs: (1) the Policy terminates; (2) the next Policy Anniversary after the Insured’s 70th birthday; or (3) you ask to end the rider.

•	Continuation of Payment Rider.
Under this rider, we contribute a monthly amount to the Policy Value if the Insured becomes totally disabled as defined in the rider. This rider ends when one of the following occurs: (1) the Policy terminates; (2) the Insured reaches age 60; or (3) you ask to end the rider.

•	Additional Insured Term Rider.
This rider provides life insurance coverage on an Additional Insured. We pay the Face Amount of the rider to the named Beneficiary when we receive due proof that the Additional Insured died while the rider was in force. You may renew the coverage until the Additional Insured reaches age 80. Until the Additional Insured’s 75th birthday, you may exchange the rider for a new Policy on the Additional Insured’s life, subject to certain conditions as defined in the rider. We do not require evidence of insurability to exchange the rider.

•	Primary Insured Term Rider
This rider provides additional term life insurance coverage on the Primary Insured. You may renew this coverage until the Insured reaches age 80. Until the Insured reaches age 75, you may exchange the rider for a new Policy. In addition, after the first Policy Year and until the Insured reaches age 75, you may convert the rider to the base Policy. We do not require evidence of insurability to exchange or convert the Policy. If you purchase this rider, your surrender charge is less than if you purchased a single Policy with the same Face Amount as the total coverage of your Policy and Primary Insured Term Rider. In addition, at least initially your total insurance charges are lower for a Policy/Primary Insured Term Rider combination, although they may be higher if your Policy Value increases and the net amount at risk under your Policy decreases sufficiently.
Commissions payable to sales representatives on the sale of Policies with a Primary Insured Term Rider are calculated based on the total premium payments made for the base Policy and the rider. The commissions will vary depending on the ratio of the premium for the base Policy and the rider. The same amount of premium will result in the highest commission when there is no rider, with the commission declining as the portion of the death benefit coverage allocated to the rider increases. Thus, the lowest commission amount is payable when the maximum rider is purchased.

•	Accelerated Death Benefit Rider, Terminal Illness.
This rider provides for an advance of a portion of the Death Benefit if the Insured is diagnosed with a terminal illness and satisfactory proof of the terminal illness is provided to us. A terminal illness is a medical condition of the Insured that, not withstanding medical care, will result in death within twelve months, or as otherwise provided by applicable NY law. You may add this rider after your Policy is issued. There is no additional cost for this rider. The maximum accelerated death benefit you may receive is the lesser of:
(i)80% of the Death Benefit as of the date the first request is paid; or
(ii)$250,000, including all other accelerated benefit amounts paid under all policies issued by us on the life of the Insured.
The Death Benefit and Policy Value of your Policy are reduced if an accelerated benefit is paid. The amount of Death Benefit that you request to accelerate is reduced by:
(i)any due and uncollected Monthly Deductions, or unpaid required Premium if a claim occurs during a Grace Period;
(ii)if allowed in your state, an administrative expense charge of up to $150 for each accelerated benefit request;
(iii)pro-rata amount of any outstanding Policy Loan; and
(iv)twelve-month actuarial discount that reflects the early payment of the accelerated benefit amount.

•	Overloan Protection Rider
If the benefit is elected under this rider, the Policy will not lapse due to Policy loans exceeding the Surrender Value. The Overloan Protection Rider converts your Policy to a paid-up policy, which cannot lapse. As a paid- up policy, no additional premiums, withdrawals are permitted. No additional monthly charges are deducted from your Policy. You are permitted to repay any outstanding loans on the Policy. There is no charge for the rider unless the benefit is elected, when a one-time charge of 4.5% of the Policy Value will be deducted. The rider benefit is only available if certain conditions are met. These conditions are;

1)	the Policy has been in force for at least 15 policy years;

2)	the Insured has attained age 75;

3)	the Death Benefit option for the Policy must be Option 1;

24 PROSPECTUS

4)	the Policy Debt is greater than the Face Amount;

5)	the Policy Debt is at least 90% of the Surrender Value;

6)	the sum of all partial withdrawals must be at least equal to the sum of all Premiums paid;

7)	the Policy must not be a modified endowment contract (MEC) as defined by federal tax laws, and exercising the rider must not cause the Policy to become a MEC; and

8)	the Policy Debt is no more than 99.9% of the Surrender Value after the overloan protection election charge has been deducted from the Policy Value.

•	Coverage Guarantee Rider
The Coverage Guarantee Rider can enable you to keep your policy in force for a specified period of time which is longer than the Safety Net Period, regardless of the performance of your Policy Value. This rider is available if the Insured is between 18 and 80 at the Issue Date, and the rider must be elected at policy issue.
The Coverage Guarantee Rider provides two possible coverage periods: Extended Coverage and Lifetime Coverage. Extended Coverage has a coverage period which extends to the later of the policy anniversary following the insured’s 70th birthday, or 20 years. Lifetime Coverage has a specified period which extends to the anniversary following the insured’s 121st birthday.
Both the Extended and Lifetime Coverages are in effect as long as cumulative premium requirements are met for each level of coverage. On each monthly activity date after the Issue Date, a cumulative premium test is performed for both Extended Coverage and Lifetime coverage. Total premiums paid since the Issue Date, less any partial withdrawals and policy debt, are compared to the monthly Extended and Lifetime coverage premiums, times the number of months since the Issue Date. The Lifetime Coverage monthly premiums will be greater than the Extended Coverage monthly premiums in most cases. As a result, Extended Coverage may be in effect while Lifetime coverage is not in effect because the cumulative premium requirement is lower.
If the Lifetime Coverage premium test is not met, it can be reinstated within an 18 month time period. In order to reinstate, total premiums paid since the Issue Date, less partial withdrawals and policy debt; must exceed the monthly Lifetime Coverage Premium times the number of months since the Issue Date. If the Lifetime Coverage monthly premium test is not met for 18 consecutive months, Lifetime Coverage will permanently expire and cannot be reinstated. The Coverage Guarantee rider can still be in effect for Extended Coverage if Lifetime Coverage expires, during the Extended Coverage period.
If the Extended Coverage premium test is not met, it can be reinstated within an 18 month time period. In order to reinstate, total premiums paid since the Issue Date, less partial withdrawals and policy debt; must exceed the monthly Extended Coverage Premium times the number of months since the Issue Date. If the Extended Coverage monthly premium test is not met for 18 consecutive months, Extended Coverage will permanently expire and cannot be reinstated. The Coverage Guarantee rider will expire when both the Lifetime and Extended Coverages expire. Upon expiry of the Coverage Guarantee Rider, the Safety Net Premium feature may still be in effect.
The inclusion of other riders may increase the monthly Extended Coverage and Lifetime Coverage premiums. Certain riders will not be available on a policy with the Coverage Guarantee Rider, and others will eliminate the Lifetime Coverage level. The following is a summary of restrictions:

1)	The Guaranteed Insurability Option Rider is not available with the Coverage Guarantee Rider;

2)	Lifetime Coverage is not available if the Policy contains the Additional Insured Term rider or the Primary Insured Term rider. Extended Coverage is available, however, subject to the conditions in #3;

3)
The sum of the face amounts on the Primary Insured Term rider and all Additional Insured Term riders cannot exceed three times the face amount of the base policy if the Coverage Guarantee Rider is attached to a policy;

4)	An Additional Insured Term rider cannot be added or increased after the Issue Date on a policy with the Coverage Guarantee Rider.
The Coverage Guarantee rider will expire on the earliest of the following events:

1)	At the end of the latest coverage period available under the rider;

2)	Failure to meet the cumulative premium requirements for both Lifetime Coverage and Extended Coverage;

3)	The date the Policy terminates;

4)	Upon your written request;

5)	Violation of any investment rules or restrictions in place at the Issue Date (currently, there are no investment restrictions);

6)	An elective face amount increase on the policy

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7)	A death benefit option change

8)	Adding the Additional Insured Term rider after the policy issue date.

•	Guaranteed Insurability Rider
This rider provides the option to increase the face amount of the policy on the policy anniversaries following the attainment of ages 25, 28, 31, 34, 37 and 40 without proof of insurability. Unscheduled increases are allowed in lieu of the attained age increase options at the following life events: birth, marriage and adoption. Election of an unscheduled increase due to life event results in forfeiting the next scheduled increase. The option to increase the face amount as of any particular option date will, if not exercised, expire at the end of the period during which such option was available. This rider is available to insureds 38 years old and younger.

Policy Loans
General. While the Policy is in force, you may borrow money from us using the Policy as the only security for your loan. Loans have priority over the claims of any assignee or any other person. The maximum amount available for Policy Loans is 90% of the Surrender Value of your Policy at the end of the Valuation Period in which we receive your loan request so long as the Net Surrender Value after the loan is taken is sufficient to cover the most recent total monthly deduction times 3. Outstanding Policy Loans and loan interest reduce the amount you may request. Taking a loan from your Policy may increase the risk that your Policy will lapse, may prevent you from satisfying the Safety Net or Coverage Guarantee Rider cumulative premium requirements, will reduce your Policy Value and will reduce the Death Proceeds. In addition, if you have named an irrevocable Beneficiary, you must also obtain his or her written consent before we make a Policy Loan to you.
We ordinarily disburse your loan to you within seven days after we receive your loan request at our home office. We may, however, postpone payment in the circumstances described above in “Policy Value - Postponement of Payments.”
When we make a Policy Loan to you, we transfer to the Loan Account a portion of the Policy Value equal to the loan amount. We also transfer in this manner Policy Value equal to any due and unpaid loan interest. Loan amounts are transferred from the Separate Account and the Fixed Account to the Loan Account in the same allocation percentages as specified for premium payments. However, we do not withdraw amounts from the Fixed Account equaling more than the total loan multiplied by the ratio of the Fixed Account to the Policy Value immediately preceding the loan. If this is the case, the transfers from the Separate Account will be increased proportionately based on the premium allocation percentages without the Fixed Account. The amounts allocated to the Loan Account are credited with interest at the Loan Credited Rate stated in your Policy.
Loan Interest. Interest on Policy Loans accrues daily and is due at the end of each Policy Year. If you do not pay the interest on a Policy Loan when due, the unpaid interest becomes part of the Policy Loan and accrues interest at the same rate. In addition, we transfer the difference between the values of the Loan Account and the Policy Debt on a pro-rata basis from the Sub-Accounts and the Fixed Account to the Loan Account.
You may borrow an amount equal to your Policy Value, less all Premiums paid, as a preferred loan. The interest rate charged for preferred loans is 3.0% per year. A standard loan is the amount that may be borrowed from the sum of Premiums paid. All non-preferred loans will be treated as a standard loan. The interest rate charged for standard loans is currently 4.0% per year.
Upon expiration of the initial surrender charge period, all new and existing loans will be treated as preferred loans. The initial surrender charge period expires when the surrender charge amount becomes zero as shown on the Policy Data pages of your policy.
Loan Repayment. While the Policy remains in force, you may repay the Policy Loan in whole or in part without any penalty at any time while the Insured is living. If you have a Policy Loan outstanding, we assume that any payment we receive from you is to be applied as Premium to your Policy Value, unless you tell us to treat your payment as a loan repayment. If you designate a payment as a loan repayment or interest payments, your payment is allocated among the Sub-Accounts and the Fixed Account using the same percentages used to allocate Net Premiums. An amount equal to the payment is deducted from the Loan Account.
If the total outstanding loan(s) and loan interest exceeds the Surrender Value of your Policy, and both the Safety Net premium guarantee and Coverage Guarantee rider are not in effect, we notify you and any assignee in writing. To keep the Policy in force, we require you to pay a Premium sufficient to keep the Policy in force for at least three more months. If you do not pay us sufficient Premium within the 61-day Grace Period, your Policy lapses and terminates without value. As explained in the section entitled “Lapse and Reinstatement” below, you may subsequently reinstate the Policy by either repayment or reimbursement of any Policy Debt that was outstanding at the end of the Grace Period. If your Policy lapses while a Policy Loan is outstanding, you may owe taxes or suffer other adverse tax consequences even if you subsequently reinstate the Policy. Please consult a tax advisor for details.
Pre-Existing Loan. If you have a loan with another insurance company, and you are terminating that policy to buy one from us, usually you would repay the old loan during the process of surrendering the old policy. Income taxes on the interest earned may be due. We permit you to carry this old loan over to your new Policy through a Tax Code Section 1035 tax-free exchange, up to

26 PROSPECTUS

certain limits. The use of a Section 1035 tax-free exchange may avoid any current income tax liability that would be due if the old loan was extinguished.
If you transfer a Policy Loan from another insurer as part of a Section 1035 tax-free exchange, we treat a loan of up to 20% of your Policy Value as a preferred loan. If the amount due is more than 20% of your Policy Value, we treat the excess as a standard loan. The treatment of transferred Policy Loans is illustrated in the following example:

Transferred Policy Value	$190,000
Transferred Policy Loan	$40,000
Surrender Value	$150,000
20% of Policy Value	$38,000
Preferred Loan	$38,000
Standard Loan	$2,000
Upon expiration of the initial surrender charge period, all new and existing loans will be treated as preferred loans.
Effect on Policy Value. A Policy Loan, whether or not repaid, has a permanent effect on the Policy Value because the investment results of each Sub-Account and the Fixed Account apply only to the amount remaining in that account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Sub-Accounts and/or Fixed Account earn more than the annual interest rate for amounts held in the Loan Account, your Policy Value does not increase as rapidly as it would if you had not taken a Policy Loan. However, if the Sub-Accounts or the Fixed Account or both earn less than that rate, then your Policy Value is greater than it would have been if you had not taken a Policy Loan. The combination of an increasing loan balance, deductions for contract charges and fees, and unfavorable investment performance may cause the Policy to lapse, triggering ordinary income taxation on the outstanding loan balance to the extent it exceeds your cost basis in the Policy. If eligible, you may be able to elect the Overloan Protection Rider, which converts the Policy to a paid-up policy, which would prevent the Policy from lapsing. (See “Overloan Protection Rider” on page 24.) Also, if you do not repay a Policy Loan, total outstanding Policy Debt is subtracted from the Death Benefit and Surrender Value otherwise payable.

Surrenders and Withdrawals
Surrenders. While your Policy is in force, you may surrender the Policy. Your Policy and all riders terminate on the day we receive your written request, or the surrender effective date requested by you, whichever is later.
The Net Surrender Value equals the Policy Value, minus the surrender charge, minus any Policy Debt. The surrender charge is described in “Charges and Deductions - Surrender Charge” below. Upon surrender, we pay you the Net Surrender Value determined as of the day we receive your written request. We ordinarily pay you the Net Surrender Value of the Policy within seven days of our receiving your complete written request or on the effective surrender date you request, whichever is later. We may, however, postpone payment in the circumstances described in the “Policy Value - Postponement of Payments” section. The Policy cannot be reinstated once it is surrendered. You may receive the surrender proceeds in one sum or under any of the settlement options described in “Settlement Options” below. We have set forth the tax consequences of surrendering the Policy in “Federal Taxes” below.
The following is an example of the calculation of the Net Surrender Value for a Policy surrendered the first Policy Year:

Example (45-Year Old Non-Smoking Male):
Face Account =	$100,000
Annual Premium =	$4,700
Policy Value =	$4,300
Surrender Charge =	$2,098
Net Surrender Value =	$2,202

Partial Withdrawal. General. While the Policy is in force, you may receive a portion of the Net Surrender Value by making a partial withdrawal from your Policy. The minimum partial withdrawal amount is $250. You may not withdraw an amount that would reduce the Face Amount below $25,000. After a partial withdrawal, the Net Surrender Value must be sufficient to cover the last monthly deduction times three. We deduct a partial withdrawal service fee of $25 from the remaining Policy Value for a partial withdrawal.

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We subtract the amount withdrawn from your Policy Value. You may specify how much of your partial withdrawal you wish taken from each Sub-Account or from the Fixed Account. You may not withdraw from the Fixed Account more than the total withdrawal amount times the ratio of the Fixed Account to your total Policy Value immediately before the withdrawal.
You must request the partial withdrawal in writing. Your request is effective on the date received. We may, however, postpone payment in the circumstances described in the “Policy Value - Postponement of Payments” section. Before we pay any partial withdrawal, you must provide us with a completed withholding form.
Effect on Face Amount. If you have selected Death Benefit Option 1, a partial withdrawal reduces the Face Amount of your Policy as well as the Policy Value. We reduce the Face Amount by the amount of the partial withdrawal. The Face Amount after a partial withdrawal may not be less than $25,000. If you have previously increased the Face Amount of your Policy, your partial withdrawals first reduce the Face Amount of the most recent increase, then the most recent increases successively, then the coverage under the original Policy.
Under Option 2, a reduction in Policy Value as a result of a partial withdrawal typically results in a dollar for dollar reduction in the Death Benefit proceeds payable under the Policy.
The following are examples of calculations as discussed above:

Example (45-Year Old Non-Smoking Male):
Death Benefit Option 1
Prior to Partial Withdrawal
Policy Value	$8,600
Net Cash Surrender Value	$6,649
Face Amount	$100,000
Death Benefit	$100,000
Partial Withdrawal	$1,000
After Partial Withdrawal
Policy Value	$7,575
Net Cash Surrender Value	$5,624
Face Amount	$99,000
Death Benefit	$99,000

Example (45-Year Old Non-Smoking Male):
Death Benefit Option 2
Prior to Partial Withdrawal
Policy Value	$8,600
Net Cash Surrender Value	$6,649
Face Amount	$100,000
Death Benefit	$108,600
Partial Withdrawal	$1,000
After Partial Withdrawal
Policy Value	$7,575
Net Cash Surrender Value	$5,624
Face Amount	$100,000
Death Benefit	$107,575

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Example (45-Year Old Non-Smoking Male):
Death Benefit Option 1
Initial Face Amount	$100,000
Increase in Year 2 Face Amount	$200,000
Total Policy Year 3 Face Amount	$300,000
Prior to Partial Withdrawal
Policy Value	$12,700
Net Cash Surrender Value	$7,148
Death Benefit	$300,000
Partial Withdrawal	$1,000
After Partial Withdrawal
Policy Value	$11,675
Net Cash Surrender Value	$6,123
Initial Face Amount	$100,000
Increase Face Amount	$199,000
Total Face Amount	$299,000
Death Benefit	$299,000
Effect on Rider Benefits. A partial withdrawal will decrease cumulative premiums paid into your Policy and as a result may impact the Coverage Guarantee Rider. Riders do not impact the ability to take partial withdrawals.
Tax Consequences. The tax consequences of partial withdrawals are discussed in “Federal Taxes” below.

Settlement Options
We pay the surrender proceeds or Death Benefit proceeds under the Policy in one sum or under one of the Settlement Options that we then offer. The one sum payment may be paid in a single payment or deposited to an interest bearing account, if available. You may request a Settlement Option by notifying us in writing at the address given on the first page of this Prospectus. We transfer to our Fixed Account any amount placed under a Settlement Option, which will not be affected thereafter by the investment performance of the Separate Account. We do not permit surrenders or partial withdrawals after payment under a settlement option commences.
The amount applied to a Settlement Option must include at least $5,000 of Policy Value and result in installment payments of not less than $50. When the proceeds are payable, we inform you concerning the rate of interest we credit to funds left with us. We guarantee that the rate of interest will be at least 2%. We may pay interest in excess of the guaranteed rate.
We currently offer the two Settlement Options described below:
Option A - Fixed Payments. We pay a selected monthly income until the proceeds, and any interest credits, are exhausted.
Option B - Life Income Guaranteed Period Certain. We pay the proceeds in a monthly income for as long as the payee lives, or you may also select a guarantee period of between five and twenty years. If a guarantee period is selected, we make monthly payments at least until the payee dies. If the payee dies before the end of the guarantee period, we continue payments to a successor payee until the end of the guarantee period. If no guarantee period is selected or if the payee dies after the end of the guarantee period, we stop payments when the payee dies. It is possible for the payee to receive only one payment under this option, if the payee dies before the second payment is due and you did not choose a guarantee period. This Settlement Option is not available if settlement is to a non-natural Owner or non-natural Beneficiary.
In addition, we may agree to other Settlement Option plans. Write or call us to obtain information about them.
You may request that the proceeds of the Policy be paid under a Settlement Option by submitting a request to us in writing before the death of the Insured. If at the time of the Insured’s death, no Settlement Option is in effect, the Beneficiary may choose a Settlement Option after the Death Benefit is payable and before it is paid. If you change the Beneficiary, the existing choice of Settlement Option becomes invalid and you may either notify us that you wish to continue the pre-existing choice of Settlement Option or select a new one.

Maturity
The Policies have no Maturity Date. Your Policy will continue after the Insured reaches age 121 as long as Net Surrender Value is sufficient to cover Monthly Deductions. Following the Insured’s 121st birthday, we will waive any cost of insurance charge, administrative expense charge, mortality and expense risk charge, or policy fee.

29 PROSPECTUS

Lapse and Reinstatement
Lapse and Grace Period. If the Net Surrender Value is less than the Monthly Deduction due on a Monthly Activity Day and the Safety Net Premium or Coverage Guarantee Rider is not in effect, your Policy may lapse. We give you a 61-day Grace Period in which to pay an adequate amount of additional Premium to keep the Policy in force after the end of the Grace Period. Additional premium may be paid during the Grace Period to assure the Safety Net Premium guarantee and Coverage Guarantee Rider (if in force).
At least 61 days before the end of the Grace Period, we send you a notice.
The Policy continues in effect through the Grace Period. If the Insured dies during the Grace Period, we pay a Death Benefit in accordance with your instructions. However, we reduce the proceeds by an amount equal to Monthly Deduction(s) due and unpaid. See “Death Benefits and Optional Insurance Benefits” on page 22. If you do not pay us the amount shown in the notice before the end of the Grace Period, your Policy ends at the end of the Grace Period.
Reinstatement. If the Policy lapses, you may apply for reinstatement by paying to us the reinstatement Premium and any applicable charges required under the Policy. You must request reinstatement within five years of the date the Policy entered a Grace Period. The reinstatement Premium equals an amount sufficient to (1) cover all unpaid Monthly Deductions for the Grace Period, and (2) keep your Policy in force for three months. If a Policy Loan was outstanding at the time of your Policy’s lapse, you must either repay or reinstate the loan before we reinstate your Policy. In addition, we may require you to provide evidence of insurability satisfactory to us. The Face Amount upon reinstatement cannot exceed the Face Amount of your Policy at its lapse. The Policy Value on the reinstatement date reflects the Policy Value at the time of termination of the Policy plus the Premium paid at the time of reinstatement. All Policy charges continue to be based on your original Issue Date.
The Safety Net will apply upon reinstatement if the Safety Net premium guarantee expiry date has not expired and cumulative premiums received at time of reinstatement exceed the Safety Net premium times the number of months that coverage was in force, plus three additional Safety Net premiums. The Coverage Guarantee Rider cannot be reinstated if the Policy lapses.
You cannot reinstate the Policy once it has been surrendered.

Cancellation Rights
Free-Look Period. You may cancel your Policy by returning it to us within thirty-one (31) days after you receive it, or after whatever longer period may be permitted by NY law. We will allocate Premiums received during that time to the Fixed Account.

Charges and Deductions
Premium Expense Charge. Before we allocate a Premium to the Policy Value, we subtract the Premium Expense Charge. The Premium Expense Charge equals 5.25% of all Premiums in all years. This charge is intended to help us pay for: (a) actual sales expenses, which include agents’ sales commissions and other sales and distribution expenses; (b) state premium taxes and other state and local premium taxes; and (c) certain Federal taxes and other expenses related to the receipt of Premiums.
New York does not currently have a premium tax.
Monthly Deduction. On the Issue Date and on each Monthly Activity Day, we deduct from your Policy Value a Monthly Deduction to cover certain charges and expenses in connection with the Policy. The Monthly Deduction is the sum of the following five items:

1)	the Policy Fee;

2)	the administrative expense charge;

3)	the mortality and expense risk charge;

4)	the cost of insurance charge for your Policy; and

5)	the cost of additional benefits provided by riders, if any.
We allocate the mortality and expense risk charge pro rata among the Sub-Accounts in proportion to the amount of your Policy Value in each Sub-Account. We allocate the remainder of the Monthly Deduction pro rata among the Sub-Accounts and the Fixed Account, unless you specify otherwise.
Policy Fee. The monthly policy fee will never be more than $15.00 per month. This charge compensates us in part for administrative expenses such as salaries, postage, telephone, office equipment and periodic reports. The Policy Fee is waived after the Insured’s age 121.

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Administrative Expense Charge. The monthly Administrative Expense Charge applies for the first 10 Policy Years, and varies based on the Face Amount. The current monthly Administrative Expense Charge is tiered such that $0.09 per $1,000 is charged on the first $100,000 of Face Amount, and $0.03 per $1,000 is charged on the Face Amount above $100,000. The guaranteed amount is the same as the current amount. This charge covers administration expenses and issuance costs. A monthly Administrative Expense Charge is determined separately for each increase in Face Amount based on the Insured’s attained age at the time of the increase. The applicable charge applies for ten years from the date of the increase. If you decrease the Face Amount, the Administrative Expense Charge remains the same. The Administrative Expense Charge is waived after the Insured’s age 121.
Mortality and Expense Risk Charge. The guaranteed monthly mortality and expense risk charge is calculated at an annual rate of 0.70% of the net Policy Value allocated to the Sub-Accounts for the first ten years and 0.30% thereafter. The mortality and expense risk charge is not assessed against your Policy Value in the Fixed Account. This charge compensates us for the mortality and expense risks that we assume in relation to the Policies. The mortality risk assumed includes the risk that the cost of insurance charges specified in the Policy will be insufficient to meet claims. We also assume a risk that, on the Monthly Activity Day preceding the death of an Insured, the Death Benefit will exceed the amount on which the cost of insurance charges were based. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges set in the Policy. The Mortality and Expense Risk Charge is waived after the Insured’s age 121.
Cost of Insurance Charge. The cost of insurance is determined monthly. The cost of insurance charge is determined by multiplying the applicable current cost of insurance rate per $1,000 by the net amount risk for each Policy Month. The Net Amount at Risk is (a) - (b), where: (a) is the Death Benefit as of the prior Monthly Activity Day divided by 1.0032737; and (b) is the Policy Value as of the prior Monthly Activity Day. The cost of insurance rate is individualized depending on the Insured’s age at issue of the Policy, Policy Year, sex, payment class and face amount, thus, the rate differs from year to year. The rates are determined by us, but they will never be more than the guaranteed rates shown in your Policy. Please see the following example.

Example (45-Year Old Non-Smoking Male):
Face Amount	$100,000
Death Benefit Option	1
Policy Value on the Current Monthly Activity Day	$30,000
Insured’s Attained Age	45
Corridor Percentage	215%
Death Benefit	$100,000
On the Monthly Activity Day in this example, the Death Benefit as then computed would be $100,000, because the Face Amount ($100,000) is greater than the Policy Value multiplied by the applicable corridor percentage ($30,000 × 215% = $64,500). Since the Policy Value on that date is $30,000, the cost of insurance charges per $1000 are applied to the difference in the net amount at risk of $69,674 (($100,000/1.0032737) - $30,000).
Assume that the Policy Value in the above example was $50,000. The Death Benefit would then be $107,500 (215% × $50,000), since this is greater than the Face Amount ($100,000). The cost of insurance rates in this case would be applied to the net amount at risk of $57,149 (($107,500/1.0032737) - $50,000).
The Policy Value may vary monthly, based on the investment performance of the Sub-Accounts you have selected, the addition of interest credited to your Fixed Account (if any), the deduction of charges, and any other Policy transaction. Under Policies with an Option 1 Death Benefit, increases in the Policy Value generally decrease the net amount at risk; conversely, decreases in the Policy Value increase the net amount at risk. Since the cost of insurance charge is based on the net amount at risk, your cost of insurance charge probably will be correspondingly different each month. Under Policies with an Option 2 Death Benefit, however, the net amount at risk does not vary with changes in the Policy Value, unless your Policy’s death benefit is determined under a corridor percentage. In that circumstance, increases in the Policy Value increase the net amount at risk. See “Policy Value” on page 14. Accordingly, a change in the Policy Value does not affect your monthly cost of insurance charge, unless it increases your net amount at risk.
We determine the cost of insurance charge separately for the initial Face Amount and each subsequent increase. The cost of insurance charge for increases reflects circumstances, such as the Insured’s age and health status, at the time of the increase. The cost of insurance charge covers our anticipated mortality costs for standard and substandard risks. We determine the current cost of insurance rates, but we guarantee that we will never charge you a cost of insurance rate higher than the guaranteed cost of insurance rates shown in the Policy.
We base the cost of insurance rate on the sex, issue age, Policy Year and premium rating class of the Insured, and on the Face Amount. We charge a lower current cost of insurance rate for Policies with a Face Amount of $200,000 or above and further lower the current rate for Policies with a Face Amount of $1,000,000 or above. If an increase in Face Amount of your Policy would raise the total Face Amount above one of these break points, only the amount of the increase above the breakpoint is eligible for a lower current cost of insurance rate. Although we base the current cost of insurance rate on our expectations as to future mortality

31 PROSPECTUS

experience, that rate will never exceed a maximum cost of insurance rate based on the 2001 Commissioners Standard Ordinary (“2001 CSO”) Smoker and Non-Smoker Mortality Table, based on the Insured’s sex, smoker status, and age.
Beginning on the Policy Anniversary following the Insured’s 121st birthday, we waive all cost of insurance charges, administrative expense charges, mortality and expense risk charge, and monthly policy fees.
Rider Charges. If your Policy includes one or more riders, a charge applicable to each rider you purchased is made from your Policy Value each month. The charge is to compensate us for the anticipated cost of providing these benefits and is specified on the applicable rider. The Rider Charges are summarized in the table on page 11 of this Prospectus. For a description of the optional riders, see “Optional Insurance Benefits” beginning on page 23.
Separate Account Income Taxes. We are not currently deducting or maintaining a provision for taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will incur a tax from the operation of the Separate Account. We will deduct for any taxes we incur as a result of the operation of the Separate Account, whether or not we previously made a provision for taxes and whether or not it was sufficient.
Portfolio Charges. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Sub-Accounts to which you allocate your Policy Value. The third table in “Fee Tables” above contains a summary of current estimates of those charges and expenses. These charges and expenses are deducted from the assets of the Portfolios. For more detailed information, please refer to the Prospectuses for the appropriate Portfolios.
We receive compensation from the investment advisors or administrators of some of the Portfolios. Such compensation is consistent with the services we provide or the cost savings resulting from the arrangement and therefore may differ between Portfolios. Such compensation typically is a percentage of the Separate Account assets invested in the relevant Portfolio and generally may range up to 0.25% annually of net assets. We receive Rule 12b-1 fees or service fees directly from some of the Portfolios for providing certain services primarily intended to assist in the account servicing of the Portfolios’ shares held by corresponding Sub-Accounts.
Surrender Charge. If you surrender your Policy, we may subtract a surrender charge from the surrender proceeds. The surrender charge equals the amount shown in the surrender charge table in your Policy, plus any additional surrender charge due to increases in the Face Amount of your Policy. The amount of the surrender charge decreases over time.
Initial Surrender Charge. When we issue your Policy, we determine the initial surrender charge. To determine the initial surrender charge, we multiply the Initial Face Amount of your Policy by a rate per thousand dollars of Face Amount. The applicable rate depends on the Insured’s age at issue, sex and status as a smoker or non-smoker. For example, if the Insured is age 45 when your Policy is issued, the applicable rates per thousand are as follows:

Male Non-Smoker	$20.98
Male Smoker	$25.30
Female Non-Smoker	$17.39
Female Smoker	$19.68
Unisex Non-Smoker	$20.26
Unisex Smoker	$24.18
Accordingly, if the Insured were a male non-smoker age 45 and the Policy’s Face Amount were $100,000, the surrender charge initially would be $2,098.00. The rates for each category are greater or lesser according to the age of the Insured when your Policy is issued. The maximum rate is $49.00 per thousand.
If you surrender your Policy after ten Policy Years have elapsed, we do not charge a surrender charge (unless you have increased the Face Amount of your Policy, as explained below). Before that time, we determine the applicable surrender charge by multiplying the initial surrender charge on your Policy by the appropriate surrender charge percentage for the Policy Year in which the surrender occurs. The applicable surrender charge percentage depends on the Insured’s sex, age when your Policy was issued, status as a smoker or non-smoker, and the number of years elapsed since your Policy was issued. For example, the following surrender charge percentage rates would apply if the Insured were 45 years old when your Policy was issued:

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POLICY YEAR	Male, Nonsmoker Age 45	Male, Smoker Age 45	Female, Nonsmoker Age 45	Female, Smoker Age 45	Unisex, Nonsmoker Age 45	Unisex, Smoker Age 45
1	100%	100%	100%	100%	100%	100%
2	93%	93%	93%	93%	93%	93%
3	87%	87%	87%	87%	87%	87%
4	82%	82%	82%	82%	82%	82%
5	77%	77%	77%	77%	77%	77%
6	71%	73%	73%	73%	71%	73%
7	59%	60%	68%	64%	59%	60%
8	46%	46%	54%	50%	46%	46%
9	32%	31%	38%	35%	32%	31%
10	18%	15%	20%	19%	18%	15%
11+	0%	0%	0%	0%	0%	0%
Thus, in the example given above, if the Policy were surrendered during the 7th Policy Year, the surrender charge would equal [$1,237.82 ($2,098.00 × 59%)]. A different surrender charge percentage rate might apply if the Insured is older than 45 when the Policy is issued.
Surrender Charge on Increases in Initial Face Amount. If you increase the Initial Face Amount of your Policy, we determine an additional surrender charge amount applicable to the amount of the increase. We determine the initial amount of the additional surrender charge using the same formula and rates used in determining the initial surrender charge, except that we use the Insured’s age and smoking status at the time of the increase, rather than at the time your Policy was issued.
The surrender charge on the increase also decreases over a ten Policy Year period, starting from the effective date of the increase. The schedule of surrender charge percentages applicable to the additional surrender charge is based on the Insured’s age at the time of the increase. If you surrender your Policy or make a partial withdrawal, we separately calculate the surrender charge applicable to the Initial Face amount and each increase and add those amounts to determine the total surrender charge.
If you decrease the Face Amount, the applicable surrender charge remains the same.
We include in your Policy a table showing the surrender charge rates and the surrender charge percentages applicable under the Policies. For additional information concerning the rates applicable to you, please consult your agent. In addition, a table of the applicable rates is on file with the SEC as an exhibit to the registration statement for the Policies.
The Premium Expense Charge (in part) and the surrender charge are imposed to cover our actual sales expenses, which include agents’ sales commissions and other sales and distribution expenses. We expect to recover total sales expenses of the Policies over the life of the Policies. However, the Premium Expense Charge and surrender charge paid with respect to a particular Policy may be higher or lower than the distribution expenses we incurred in connection with that Policy. To the extent distribution costs are not recovered by these charges, we may make up any shortfall from the assets of our general account, which includes funds derived from the mortality and expense charge on the Separate Account assets and the other charges imposed under the Policies.
Partial Withdrawal Service Fee. We do not assess a surrender charge for a partial withdrawal. We do, however, subtract a partial withdrawal service fee of $25 for a partial withdrawal from the remaining policy value to cover our expenses relating to the partial withdrawal.
Transfer Fee. We currently are not charging a transfer fee. The Policy, however, permits us to charge a transfer fee of $10 on the second and each subsequent transaction in each calendar month in which transfer(s) are effected between Sub-Account(s) and/or the Fixed Account. We will notify you if we begin to charge this fee.
We will deduct the transfer fee from the Policy Value that remains in the Sub-Account(s) or Fixed Account from which we process your transfer. If that amount is insufficient to pay the transfer fee, we will deduct the fee from the transferred amount.

General Policy Provisions
Beneficiaries. You name the original Beneficiary(ies) and Contingent Beneficiary(ies) in the application for the Policy. You may change the Beneficiary or Contingent Beneficiary at any time, except irrevocable Beneficiaries may not be changed without their consent.
You must request a change of Beneficiary in writing. We provide a form to be completed, signed and filed with us. Your request for a change in Beneficiary or Contingent Beneficiary takes effect upon our filing of a signed and completed form, effective as of the date you signed the form. Until we receive your change instructions, we are entitled to rely on your most recent instructions in our files. Accordingly, we are not liable for making a payment to the person shown in our files as the Beneficiary or treating

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that person in any other respect as the Beneficiary, even if instructions that we subsequently receive from you seek to change your Beneficiaries effective as of a date before we made the payment or took the action in question. If you name more than one Beneficiary, we divide the Death Benefit among your Beneficiaries according to your most recent written instructions. If you have not given us written instructions regarding the amount each beneficiary is to receive, we pay the Death Benefit in equal shares to the Beneficiaries. If one of the Beneficiaries dies before you, we divide the Death Benefit among the surviving Beneficiaries.
Assignment. You may assign your Policy as collateral security. You must notify us in writing if you assign the Policy. Until we receive notice from you, we are not liable for any action we may take or payments we may make that may be contrary to the terms of your assignment. We are not responsible for the validity of an assignment. Your rights and the rights of the Beneficiary may be affected by an assignment.
Dividends. We do not pay any dividend under the Policies.

About Us
Allstate Life Insurance Company of New York.
Allstate Life Insurance Company of New York is a stock life insurance company engaged in the business of writing life insurance. Our home office is located in Hauppauge, New York. Our administrative offices are located at 2940 S. 84th Street, Lincoln, NE 68506-4142; however, our mailing address is P.O. Box 660191, Dallas, TX 75266-0191. Please see also “General Information and History” in the SAI.
The Separate Account. Allstate Life of New York Variable Life Separate Account A is a segregated asset account of Allstate New York. Allstate New York owns the assets of the Separate Account, but we hold them separate from our other assets. To the extent that these assets are attributable to the Policy Value of the Policies offered by this Prospectus, these assets may not be used to pay any liabilities of Allstate New York other than those arising from the Policies. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to the income, gains, losses or any investment experience of Allstate New York’s other assets. Allstate New York is obligated to pay all amounts promised to Policy Owners under the Policies.
The Separate Account is divided into Sub-Accounts. The assets of each Sub-Account are invested in the shares of one of the Portfolios. We do not guarantee the investment performance of the Separate Account, its Sub-Accounts or the Portfolios. Values allocated to the Separate Account rise and fall with the values of shares of the Portfolios and are also reduced by Policy charges. We use the Separate Account to fund the Policies and our other variable universal life insurance policies. We account separately for each type of variable life insurance policy funded by the Separate Account.

Federal Taxes
Introduction. The following discussion is general and is not intended as tax advice. Allstate New York makes no guarantee regarding the tax treatment of any Policy or transaction involving a Policy. Federal, state, local and other tax consequences of ownership or purchase of a life insurance policy depend upon your circumstances. Our general discussion of the tax treatment of this Policy is based on our understanding of federal income tax laws as they are currently interpreted. A detailed description of all federal income tax consequences regarding the purchase of this Policy cannot be made in the Prospectus. For detailed information, you should consult with a qualified tax advisor familiar with your situation. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a qualified tax advisor.
Taxation of the Company and the Separate Account. Allstate New York is taxed as a life insurance company under Part I of Subchapter L of the Tax Code. The Separate Account is not an entity separate from Allstate New York and its operations form a part of Allstate New York. Therefore, the Separate Account is not taxed separately as a “Regulated Investment Company” under Subchapter M of the Tax Code. Investment income and realized capital gains are automatically applied to increase reserves under the Policies to the extent permitted by federal tax law. Under current federal tax law, Allstate New York believes that the Separate Account investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Policies. Generally, reserves are amounts that Allstate New York is legally required to accumulate and maintain in order to meet future obligations under the Policies. Allstate New York does not anticipate that it will incur any federal income tax liability attributable to the Separate Account. Therefore, we do not intend to make provisions for any such taxes. If we incur tax associated with a Separate Account, then we may impose a charge against the Separate Account in order to make provisions for any such taxes.
Taxation of Policy Benefits. In order to qualify as a life insurance policy for federal income tax purposes, the policy must meet the definition of a life insurance policy set forth in Section 7702 of the Tax Code. Section 7702 limits the amount of premiums that may be invested in a policy that qualifies as life insurance. The Policy is structured to meet the Section 7702 definition of a

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life insurance policy. This means that the Death Benefit is generally excluded from the Beneficiary’s gross income under Section 101(a) of the Tax Code and you are generally not taxed on increases in the Policy Value until a distribution occurs.
If the Death Benefit is not received in one sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the Death Benefit, which will generally be excludable from the Beneficiary’s income, and amounts attributable to earnings on that income (occurring after the Insured’s death), which will be includable in the Beneficiary’s income.
If a Policy fails to qualify as life insurance under Section 7702, the Policy will not provide any of the tax advantages normally provided by life insurance. Allstate New York has the right to amend the Policies to comply with any future changes in the Tax Code, any regulations or rulings under the Tax Code and any other requirements imposed by the Internal Revenue Service.
If you surrender the Policy, you are subject to income tax on the portion of the distribution that exceeds the investment in the contract. The investment in the contract is the gross Premium paid for the Policy minus any amounts previously received from the Policy if such amounts were properly excluded from your gross income. If your Policy is not a Modified Endowment Contract, policy loans are not treated as taxable distributions. Interest paid on a Policy loan is generally not deductible. You are generally taxed on partial withdrawals to the extent the amount distributed exceeds the investment in the contract. In certain situations, partial withdrawals or reduction in benefits during the first fifteen years of the Policy may result in a taxable distribution before the investment in the contract is recovered even if the policy is not a Modified Endowment Contract. Withdrawals and loans from Modified Endowment Contracts are subject to less favorable tax treatment. Loans, if not repaid, and withdrawals reduce the contract’s death benefit and cash value. For an additional discussion of Modified Endowment Contracts, please see “Federal Taxes - Modified Endowment Contracts” on page 36.
If you are Owner and Insured under the Policy, the Death Benefit will be included in your gross estate for federal estate tax purposes. Even if the Insured is not the Owner but retains incidents of ownership in the Policy, the Death Benefit will also be included in the Insured’s gross estate. Examples of incidents of ownership include the right to:

•	change beneficiaries,

•	assign the Policy,

•	revoke an assignment,

•	pledge the Policy, or

•	obtain a Policy loan.
If you are Owner and Insured under the Policy, and you transfer all incidents of ownership in the Policy, the Death Benefit will be included in your gross estate if you die within three years from the date of the ownership transfer. State and local estate and inheritance taxes may also apply. In addition, certain transfers of the Policy or Death Benefit, either during life or at death, to individuals two or more generations below the transferor may be subject to the federal generation skipping transfer tax. This rule also applies if the transfer is to a trust for the benefit of individuals two or more generations below the transferor.
The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. If you are contemplating the use of a Policy in any of these arrangements, you should consult a qualified tax advisor regarding the tax attributes of the particular arrangement. We no longer sell life insurance contracts to corporate and self-employed tax-qualified retirement pension and profit sharing plans subject to Section 401.
Employer Owned Life Insurance (a.k.a. “COLI”). The Pension Reform Act, enacted in 2006, includes provisions affecting the taxation of Death Benefits paid from policies owned by “Employers.” Although these policies are commonly referred to as Corporate Owned Life Insurance (“COLI”), the term “Employer” includes any person or non-natural entity such as a partnership, LLC, or corporation, which is engaged in a trade or business. The term Employer also includes a person or entity related to the policyholder under the attribution rules of Tax Code sections 267(b) or 707(b)(1), and any person or entity engaged in a trade or business which is under common control with the policyholder.
Generally, for contracts issued to employers after August 17, 2008, the portion of the Death Benefit in excess of the premiums or other amounts the employer paid for the policy will be treated as income unless:

•	the insured was an employee within 12 months of death;

•	proceeds are paid to the insured's beneficiary;

•	proceeds are used to buy back any equity interest owned by the insured at the time of death; or

•	the insured was a “highly compensated employee” or “highly compensated individual.”
For purposes of the COLI rules, “highly compensated employees” are:

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•	more than 5% owners;

•	directors; and

•	anyone else in the top 35% of employees ranked by pay.
“Highly compensated individuals” are individuals who are:

•	more than 10% owners;

•	one of the five highest paid officers; or

•	among the highest paid 35% of all employees.
The COLI provision also includes notice and consent requirements, and reporting requirements.
Modified Endowment Contracts. A life insurance policy is treated as a “Modified Endowment Contract” under Section 7702A of the Tax Code if it meets the definition of life insurance in Section 7702, but fails the “seven-pay” test of Section 7702A. The seven-pay test limits the amount of premiums that can be paid into the contract before the Policy will become a Modified Endowment Contract. We will not accept any Premiums that cause the Policy to become a Modified Endowment Contract unless we receive from you a written acknowledgment that the Policy will become a Modified Endowment Contract. An exchange under Section 1035 of the Tax Code of a life insurance policy that is not a Modified Endowment Contract will not cause the new policy to be a Modified Endowment Contract if no additional premiums are paid. An exchange under Section 1035 of the Code of a life insurance policy that is a Modified Endowment Contract for a new life insurance policy will always cause the new policy to be a Modified Endowment Contract.
If your Policy is not issued as a Modified Endowment Contract, it can become a Modified Endowment Contract under certain circumstances. If your Policy is materially changed at any time, your policy must be tested to determine whether it has become a Modified Endowment Contract. A material change includes certain increases in the policy’s death benefit and the addition or increase of certain riders, rate class changes, and certain changes to Death Benefit Options. Your Policy will be treated as though it were a new contract on the day the material change takes effect, a new seven-pay limit will be calculated, and a new seven-pay period will begin. Additionally, if the benefits provided by your Policy are reduced or certain changes to Death Benefit Options occur during the first 7 years of the policy or during a “seven-pay period”, the seven-pay test will be applied as though the policy were initially issued with the reduced benefits. If the cumulative premiums paid into the Policy prior to the reduction in benefits are in excess of the seven-pay limit for the reduced benefit, then your policy will become a Modified Endowment Contract.
If a contract is classified as a Modified Endowment Contract, the Death Benefit will still qualify for the exclusion from gross income, and increases in Policy value are not subject to current taxation unless withdrawn or otherwise accessed. If you receive any amount as a Policy loan (including unpaid interest that is added to the loan balance) from a Modified Endowment Contract, or assign or pledge any part of the value of the Policy, such amount is treated as a distribution. Withdrawals and distributions made from a Modified Endowment Contract before the Insured’s death are treated as taxable income first, then as recovery of the investment in the contract. The taxable portion of any distribution from a Modified Endowment Contract is subject to an additional 10% penalty tax, except as follows:

•	distributions made on or after the date on which the taxpayer attains age 59½;

•	distributions attributable to the taxpayer’s becoming disabled (within the meaning of Section 72(m)(7) of the Tax Code); or

•
any distribution that is part of a series of substantially equal periodic payments (paid not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his or her beneficiary.

All Modified Endowment Contracts that are issued within any calendar year to the same owner by one company or its affiliates shall be treated as one Modified Endowment Contract in determining the taxable portion of any distributions from any of the contracts required to be aggregated.
Income Tax Withholding. Generally, Allstate New York is required to withhold federal income tax at a rate of 10% from taxable distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.
Generally, code Section 1441 provides that Allstate New York, as a withholding agent, must withhold 30% of the taxable amounts paid to a non-resident alien not subject to FATCA. Certain payees may be subject to the Foreign Accounts Tax Compliance Act ("FATCA") which would require 30% mandatory withholding for certain entities. Please see your personal tax advisor for additional information regarding FATCA. A non-resident alien is someone other than a U.S. citizen or resident alien. We require an original IRS Form W-8 to certify the owners’ foreign status. Withholding on taxable distributions may be reduced or eliminated

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if covered by an income tax treaty between the United States and the non-resident alien’s country of residence. The United States does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for taxable life insurance distributions.
Diversification Requirements. For a Policy to qualify as a variable life insurance policy for federal tax purposes, the investments in the Separate Account must be “adequately diversified” consistent with standards under Treasury Department regulations. If the investments in the Separate Account are not adequately diversified, the Policy will not be treated as a variable life insurance policy for federal income tax purposes. As a result, you will be taxed on the excess of the Policy Value over the investment in the contract. Although Allstate New York does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.
Ownership Treatment. The IRS has stated that you will be considered the owner of Separate Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the Separate Account investments may cause a policy owner to be treated as the owner of the Separate Account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct Sub-Account investments without being treated as owners of the underlying assets of the Separate Account.
Your rights under the Policy are different than those described by the IRS in private and public rulings in which it found that policy owners were not owners of separate account assets. For example, if your Policy offers more than twenty (20) investment alternatives you have the choice to allocate premiums and policy values among a broader selection of investment alternatives than described in such rulings. You may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in your being treated as the owner of the Separate Account. If this occurs, income and gain from the Separate Account assets would be includible in your gross income. Allstate New York does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Policy. We reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Separate Account. However, we make no guarantee that such modification to the Policy will be successful.
Generation-Skipping Transfer Tax. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each Policy owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.
Under certain circumstances, the Tax Code may impose a generation-skipping transfer (“GST”) tax when all or part of a life policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Tax Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.
The potential application of these taxes underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Reportable Policy Sale. The Tax Cuts and Jobs Act of 2017 included additional reporting requirements for any reportable policy sale occurring after December 31, 2017. A Reportable Policy Sale occurs when a person (buyer) acquires, directly or indirectly, a life insurance contract or any interest in such a contract with no substantial family, business, or financial relationship with the insured. The buyer is required to provide us with information related to the reportable policy sale to ensure proper reporting on an IRS Form 1099-LS. Upon notification of a reportable policy sale, we have an information reporting obligation to file a Form 1099-SB with the seller’s investment in the life policy. The Tax Cuts and Jobs Act of 2017 also modified the transfer for value rules. The potential application of these requirements underscores the importance of seeking guidance from a qualified advisor before entering into a reportable policy sale.
Medicare Tax on Investment Income. The Patient Protection and Affordable Care Act, enacted in 2010, included a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly, $125,000 for married taxpayers filing separately, $200,000 for single taxpayers, and approximately $12,500 for trusts. The taxable portion of payments received under the contract will be considered investment income for purposes of this surtax. You should consult a tax advisor about the impact of this tax on distributions from the Policy.

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Distribution
Allstate Distributors, L.L.C. (“ADLLC”), located at 3075 Sanders Road, Northbrook, IL 60062-7127, serves as distributor of the Policies. ADLLC, an affiliate of Allstate New York, is a wholly owned subsidiary of Allstate Life Insurance Company. ADLLC is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”).
ADLLC does not sell Policies directly to purchasers. ADLLC enters into selling agreements with affiliated and unaffiliated broker-dealers and banks to sell the Policies through their registered representatives. The broker-dealers are registered with the SEC and are FINRA member firms. Their registered representatives are licensed as insurance agents by applicable state insurance authorities and appointed as agents of Allstate New York in order to sell the Policies. Policies also may be sold by representatives or employees of banks that may be acting as broker-dealers without separate registration under the Exchange Act, pursuant to legal and regulatory exceptions.
Allstate New York offered the Policies on a continuous basis until August 13, 2018. The Policies were sold by registered representatives of broker-dealers who were our licensed insurance agents, either individually or through an incorporated insurance agency. Commissions paid vary, but we may pay up to a maximum sales commission of approximately 99% of all Premiums plus 27% of any additional Premiums in the second year, plus 5% of any additional Premiums in Years 3-5, plus 2% of any additional Premiums thereafter. In addition, we may pay a trail commission of up to 0.60% of Policy Value on Policies that have been in force for at least one year. In addition, certain bonuses and managerial compensation may be paid. We pay all such commissions and incentives.
Commissions payable to sales representatives for the sale of the Policy are calculated based on the total Premium payments. If you purchase a Primary Insured Rider, the commissions will vary depending on the allocation of your coverage between the base Policy and the Primary Insured Rider. The same initial Death Benefit will result in the highest commission when there is no Primary Insured Rider, with the commission declining as the portion of the Death Benefit coverage allocated to the Primary Insured Rider increases. Thus, the lowest commission amount is payable when the maximum Primary Insured Rider is purchased.
From time to time, we pay asset-based compensation and/or marketing allowances to banks and broker-dealers. These payments vary among individual banks and broker dealers, and the asset-based payments may be up to 0.25% of Policy Value annually. These payments are intended to contribute to the promotion and marketing of the Policies, and they vary among banks and broker-dealers. The marketing and distribution support services include but are not limited to: (1) placement of the Policies on a list of preferred or recommended products in the bank’s or broker-dealer’s distribution system; (2) sales promotions with regard to the Policies; (3) participation in sales conferences; and (4) helping to defray the costs of sales conferences and educational seminars for the bank or broker-dealer’s registered representatives. A list of broker-dealers and banks that ADLLC paid pursuant to such arrangements is provided in the SAI, which is available upon request. For a free copy, please write or call us at the address or telephone number listed on the front page of this prospectus, or go to the SEC’s Web site (http:// www.sec.gov).
To the extent permitted by FINRA rules and other applicable laws and regulations, we may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. We may not offer the arrangements to all broker-dealers and banks and the terms of the arrangement may differ among broker-dealers and banks.
Individual registered representatives, broker-dealers, banks, and branch managers within some broker-dealers and banks participating in one of these compensation arrangements may receive greater compensation for selling the contract than for selling a different contract that is not eligible for the compensation arrangement. While we take the compensation into account when establishing contract charges, any such compensation will be paid by us or ADLLC and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply to the sale of the contract.
Allstate New York does not pay ADLLC a commission for distribution of the Policies. ADLLC compensates its representatives who act as wholesalers, and their sales management personnel, for Policy sales. This compensation is based on a percentage of premium payments and/or a percentage of Policy values. The underwriting agreement with ADLLC provides that we will reimburse ADLLC for expenses incurred in distributing the Policies, including any liability to Policy Owners arising out of services rendered or Policies issued.

Legal Proceedings
There are no pending material legal proceedings to which the Separate Account or principal underwriter is a party. Allstate New York is engaged in routine lawsuits, which, in our management’s judgment, are not of material importance to its respective total assets or material with respect to the Separate Account.

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Legal Matters
All matters of New York law pertaining to the Policy, including the validity of the Policy and our right to issue the Policy under New York law, have been passed upon by Angela K. Fontana, Vice President, General Counsel and Secretary of Allstate New York.

Financial Statements
The statements of net assets of each of the individual Sub-Accounts, which comprise the Separate Account, as of December 31, 2018, and the related statements of operations for the year or period then ended and the statements of changes in net assets for each of the periods in the two year period then ended, the financial statements of Allstate Life Insurance Company of New York as of December 31, 2018 and 2017, and for each of the three years in the period ended December 31, 2018, and the related financial statement schedules of Allstate Life Insurance Company of New York and the accompanying Reports of Independent Registered Public Accounting Firm appear in the Statement of Additional Information.

Cyber Security Risks
We are at risk for cyber security failures or breaches of our information and processing systems and the systems of our business partners that could have negative impacts on you.   These impacts include, but are not limited to, potential financial losses under your Policy, your inability to conduct transactions under your Policy, our inability to calculate your Policy’s values, and the disclosure of your personal or confidential information. For more information about these cyber security risks, see the SAI.

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Glossary of Special Terms
Please refer to this list for the meaning of the following terms:
Accumulation Unit - An accounting unit of measurement, which we use to calculate the value of a Sub-Account.
Age - The Insured’s age at his or her last birthday.
Attained Age - The Insured’s age at the last Policy Anniversary.
Beneficiary(ies) - The person(s) named by you to receive the Death Benefit under the Policy. You name the original Beneficiary(ies) and Contingent Beneficiary(ies) in the application for the Policy. You may change the Beneficiary or Contingent Beneficiary at any time, except irrevocable Beneficiaries may not be changed without their consent.
Company - Allstate Life Insurance Company of New York, sometimes referred to as “Allstate New York.”
Death Benefit - The amount payable to the Beneficiary under the Policy upon the death of the Insured, before payment of any unpaid Policy Debt or Policy Charges.
Face Amount - The initial amount of insurance under your Policy, adjusted for any changes in accordance with the terms of your Policy.
Fixed Account - The portion of the Policy Value allocated to our general account.
Grace Period - A 61-day period during which the Policy remains in force so as to permit you to pay sufficient additional Premium to keep the Policy from lapsing.
Insured - The person whose life is covered by your Policy.
Issue Date - The date on which the Policy is issued, which shall be used to determine Policy Anniversaries, Policy Years and Policy Months.
Loan Account - An account established for amounts transferred from the Sub-Accounts and the Fixed Account as security for outstanding Policy loans.
Maturity Date - The Policy does not have a Maturity Date.
Monthly Activity Day - The same day in each month as the Issue Date. If a month does not have that day, the deduction will be made as of the last day of the month. The day of the month on which Monthly Deductions are taken from your Policy Value.
Monthly Automatic Payment - A method of paying a Premium each month automatically, for example by bank draft or salary deduction.
Monthly Deduction - The amount deducted from Policy Value on each Monthly Activity Day for the policy fee, mortality and expense risk charge, administrative expense charge, cost of insurance charge, and the cost of any benefit riders.
Net Death Benefit - The Death Benefit, less any Policy Debt.
Net Investment Factor - An index applied to measure the net investment performance of a Sub-Account from one valuation date to the next. It is used to determine the policy value of a Sub-Account in any valuation period.
Net Policy Value - The Policy Value, less any Policy Debt.
Net Premium - The Premium less the Premium Expense Charge.
Net Surrender Value - The amount you would receive upon surrender of this policy, equal to the Surrender Value less any Policy Debt.
Policy Anniversary - The same day and month as the Issue Date for each subsequent year the Policy remains in force.
Policy Debt - The sum of all unpaid Policy loans and accrued loan interest.
Policy Month - A one month period beginning on the same day of the month as the issue date of the policy.
Policy Owner (“You” “Your”) - The person(s) having the rights of ownership defined in the Policy. The Policy Owner may or may not be the same person as the Insured. If your Policy is issued pursuant to a retirement plan, your ownership rights may be modified by the plan.
Policy Value - The sum of the values of your interests in the Sub-Accounts of the Separate Account, the Fixed Account and the Loan Account. The amount from which the Monthly Deductions are made and the Death Benefit is determined.
Policy Year - Each twelve-month period beginning on the Issue Date and each Policy Anniversary.

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Portfolio(s) - The underlying funds in which the Sub-Accounts invest. Each Portfolio is an investment company registered with the SEC or a separate investment series of a registered investment company.
Premium - Amounts paid to us as premium for the Policy by you or on your behalf.
SAI - Statement of Additional Information, which is attached to and incorporated by reference in this Prospectus.
Safety Net Premium - A feature under which we guarantee that, regardless of declines in your Policy Value, your Policy does not enter the Grace Period if your total Premiums paid since the Issue Date, less any partial withdrawals and outstanding Policy loans made by you, are at least as great as the monthly Safety Net Premium amount times the number of months since the Issue Date.
Separate Account - The Allstate Life of New York Variable Life Separate Account A, which is a segregated investment account of Allstate New York.
Sub-Account - A subdivision of the Separate Account, which invests wholly in shares of one of the Portfolios.
Surrender Value - The Policy Value less any applicable surrender charges.
Tax Code - The Internal Revenue Code of 1986, as amended.
Valuation Date - Each day the New York Stock Exchange is open for business. We do not determine Accumulation Unit Value on days on which the New York Stock Exchange is closed for trading.
Valuation Period - The period of time over which we determine the change in the value of the Sub-Accounts in order to price Accumulation Units. Each Valuation Period begins at the close of normal trading on the New York Stock Exchange, currently 4:00 p.m. Eastern time, on each Valuation Date and ends at the close of the NYSE on the next Valuation Date.
We, Us, Our - Our company, Allstate Life Insurance Company of New York, sometimes referred to as “Allstate New York.”
You, Your - The person having the rights and privileges of ownership in the Policy.

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Where You Can Find More Information
You can call us at 1-800-268-5619 to ask us questions, to request information about the Policy, and to obtain copies of the SAI, personalized illustrations or other documents. You also can write to us at the address given on the first page of this Prospectus.
We have filed an SAI with the SEC. The current SAI is dated May 1, 2019. The SAI contains additional information about the Policy and is incorporated by reference in this Prospectus. You can obtain a free copy of the SAI upon request, by writing us or calling at the number given above. You should read the SAI because you are bound by the terms contained in it.
We file reports and other information with the SEC. You may read and copy any document we file with the SEC, including the SAI, at the SEC’s public reference room in Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for information on the operation of the public reference room.
Our SEC reports and other information about us are also available to the public at the SEC’s web site at http://www.sec.gov. Copies of any of the information filed with the SEC may be obtained upon payment of a duplicating fee by writing the SEC’s Public Reference Section, 100 F Street NE, Room 1580, Washington, DC 20549-2000.

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
through its Allstate Life of New York Variable Life Separate Account A
1940 Act File No. 811-21250
1933 Act File No. 333-148225

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for portfolio companies available under your contract will no longer be sent by mail, unless you specifically request paper copies of the reports from Allstate Life Insurance Company of New York. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Allstate Life Insurance Company of New York electronically by contacting Allstate Life Insurance Company of New York Customer Service at 1-800-865-5237.
You may elect to receive all future reports in paper free of charge. You can inform Allstate Life Insurance Company of New York that you wish to continue receiving paper copies of your shareholder reports by contacting Allstate Life Insurance Company of New York Customer Service at 1-800-865-5237. Your election to receive reports in paper will apply to all portfolio companies available under your contract.

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FIN1250NY-11

STATEMENT OF ADDITIONAL INFORMATION
TOTALACCUMULATOR FLEXIBLE PREMIUM
VARIABLE ADJUSTABLE LIFE INSURANCE POLICIES

DATE OF STATEMENT OF ADDITIONAL INFORMATION
AND RELATED PROSPECTUS:
May 1, 2019

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A ("Separate Account")
DEPOSITOR: ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

This Statement of Additional Information is not a prospectus. Please review the Prospectus, which contains information concerning the Policies described above. You may obtain a copy of the Prospectus without charge by calling us at
1-800-865-5237 or writing to us at the address immediately below.
The defined terms used in this Statement of Additional Information are as defined in the Prospectus.

Allstate Life Insurance Company of New York
P.O. Box 660191
Dallas, Texas 75266-0191

TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY

Description of Allstate Life Insurance Company of New York

State Regulation of Allstate New York

Allstate Life of New York Variable Life Separate Account A

EXPERTS

ADDITIONAL INFORMATION CONCERNING THE OPERATION OF YOUR POLICY

Replacement of Modified Endowment Contracts

Computation of Policy Value

Transfers Authorized by Telephone

GENERAL POLICY PROVISIONS

Statements to Policy Owners

Limit on Right to Contest

Suicide

Misstatement as to Age and Sex

DISTRIBUTOR

DISTRIBUTION OF THE POLICY

FINANCIAL STATEMENTS

CYBER SECURITY RISKS

GENERAL INFORMATION AND HISTORY
Description Of Allstate Life Insurance Company of New York. Allstate Life Insurance Company of New York ("ALLSTATE NEW YORK") is the issuer of the Policy. Allstate New York is a stock life insurance company organized under the laws of the State of New York. Allstate New York was incorporated in 1967 and was known as "Financial Life Insurance Company" from 1967 to 1978. From 1978 to 1984, Allstate New York was known as "PM Life Insurance Company." Since 1984 the company has been known as "Allstate Life Insurance Company of New York".
Allstate New York is currently licensed to operate in New York and several other jurisdictions. We intend to offer the Policy only in New York. Our headquarters is located at 878 Veteran's Memorial Highway, Suite 400, Hauppauge, NY 11788-5107. Our service center is located in Lincoln, Nebraska (mailing address: on the first page of the prospectus).
Allstate New York is a wholly owned subsidiary of Allstate Life Insurance Company ("ALLSTATE LIFE"), a stock life insurance company incorporated under the laws of the State of Illinois. Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company incorporated under the laws of Illinois. With the exception of the directors qualifying shares, all of the outstanding capital stock of Allstate Insurance Company is owned by The Allstate Corporation.
State Regulation of Allstate New York. We are subject to the laws of New York State and regulated by the New York State Insurance Department. Every year we file an annual statement with the Insurance Department covering our operations for the previous year and our financial condition as of the end of the year. We are inspected periodically by the New York State Insurance Department to verify our contract liabilities and reserves. Our books and records are subject to review by the New York State Insurance Department at all times. We are also subject to regulation under the insurance laws of every jurisdiction in which we operate.
Allstate Life of New York Variable Life Separate Account A. Allstate New York established the Allstate Life of New York Variable Life Separate Account A on December 15, 1995. The Separate Account meets the definition of a "Separate Account" under the federal securities laws and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management of the Separate Account or Allstate New York. We are the custodian of the assets of the Allstate Life of New York Variable Life Separate Account A. Our principal place of business address is listed above.
EXPERTS
The financial statements included in this Prospectus and the related financial statement schedules included elsewhere in the Registration Statement, of Allstate Life Insurance Company of New York and the financial statements of the sub-accounts of Allstate Life Insurance Company of New York Variable Life Separate Account A included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein and elsewhere in the Registration Statement. Such financial statements and financial statement schedules have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

ADDITIONAL INFORMATION CONCERNING THE OPERATION OF YOUR POLICY
Replacement of Modified Endowment Contracts. If you replace a modified endowment contract issued by another insurer with a Policy, your Policy will also be a modified endowment contract. Our ability to determine whether a replaced Policy issued by another insurer is a modified endowment contract is based solely on the sufficiency of the Policy data we receive from the other insurer. We do not consider ourselves liable to you if that data is insufficient to accurately determine whether the replaced Policy is a modified endowment contract. You should discuss this issue with your tax adviser if it pertains to your situation. Based on the information provided to us, we will notify you as to whether you can contribute more Premiums to your Policy without causing it to become a modified endowment contract.
Computation of Policy Value. On each Valuation Date, the portion of your Policy Value in a particular Sub-Account will equal:

(1)	The total value of your Accumulation Units in the Sub-Account; plus

(2)	Any Net Premium received from you and allocated to the Sub-Account during the current Valuation Period; plus

(3)	Any Policy Value transferred to the Sub-Account during the current Valuation Period; minus

(4)	Any Policy Value transferred from the Sub-Account during the current Valuation Period; minus

(5)	Any amounts withdrawn by you (plus the applicable withdrawal charge) from the Sub-Account during the current Valuation Period; minus

(6)	The portion of any Monthly Deduction allocated to the Sub-Account during the current Valuation Period for the Policy Month following the Monthly Deduction Day.
On each Valuation Date, the portion of your Policy Value in the Fixed Account will equal:

(1)	Any Net Premium allocated to it, plus

(2)	Any Policy Value transferred to it from the Sub-Accounts; plus

(3)	Interest credited to it; minus

(4)	Any Policy Value transferred out of it; minus

(5)	Any amounts withdrawn by you (plus the applicable withdrawal charge); minus

(6)	The portion of any Monthly Deduction allocated to the Fixed Account.
All Policy Values equal or exceed those required by law. Detailed explanations of methods of calculation are on file with the appropriate regulatory authorities.
Transfers Authorized by Telephone. You may make transfers by telephone. To give a third party authorization, you must first send us a completed authorization form.

The cut off time for telephone transfer requests is 4:00 p.m. Eastern time. Calls completed before 4:00 p.m. will be effected on that day at that day's price. Calls completed after 4:00 p.m. will be effected on the next day that the NYSE and we are open for business, at that day's price.
GENERAL POLICY PROVISIONS
Statements to Policy Owners. We will maintain all records relating to the Separate Account and the Sub-Accounts. Each year we will send you a report showing information concerning your Policy transactions in the past year and the current status of your Policy. The report will include information such as the Policy Value as of the end of the current and the prior year, the current Death Benefit, Surrender Value, Policy Debt, partial withdrawals, earnings, Premiums paid, and deductions made since the last annual report. We will also include any information required by state law or regulation. If you ask us, we will send you an additional report at any time. We may charge you up to $25 for this extra report. We will tell you the current charge before we send you the report.
In addition, we will send you the reports required by the 1940 Act. We will mail you confirmation notices or other appropriate notices of Policy transactions quarterly or more frequently if required by law. You should therefore give us prompt written notice of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly with any questions.
Limit on Right to Contest. We may not contest the insurance coverage under the Policy after the Policy has been in force for two years while the Insured is alive. If the Policy has lapsed and been reinstated, we may not contest the reinstatement after two years from the date of the reinstatement while the Insured is alive. We may not contest any increase in the Face Amount of the Policy after the increase has been in effect for two years while the Insured is alive.
Suicide. If the Insured commits suicide within two years of the Issue Date or within two years of any increase in the Face Amount, we are not required to pay the full Death Benefit that would otherwise be payable. Instead, we will pay an amount equal to the Policy Value less any Policy Debt and the Policy will stop. If within two years of the effective date of any increase in the Face Amount the Insured commits suicide, we will pay a Death Benefit for the increase equal to the total cost of insurance charges.
Misstatement as to Age and Sex. If the age or sex of the Insured is incorrectly stated in the application, we will adjust the Death Benefit appropriately as specified in the Policy.
DISTRIBUTOR
Allstate Distributors, LLC, ("ADLLC") serves as principal underwriter and distributor of the Policies. ADLLC is a wholly-owned subsidiary of Allstate Life Insurance Company. ADLLC is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of FINRA.
Allstate New York does not pay ADLLC a commission for distribution of the Policies. The underwriting agreement with ADLLC provides that we will reimburse ADLLC for expenses incurred in distributing the Policies, including liability arising out of services we provide on the Policies.

	2016	2017	2018
========================================	=======	=======	=======
========================================	=======	=======	=======
Commission paid to ADLLC that were paid to other broker-dealers and registered representatives	0	0	0
Commission kept by ADLLC	0	0	0
Other fees paid to ADLLC for distribution services	0	0	0
DISTRIBUTION OF THE POLICY
Allstate New York offered the Policies on a continuous basis until August 13, 2018. The Policies were sold by registered representatives of broker-dealers who were our licensed insurance agents, either individually or through an incorporated insurance agency. Commissions paid vary, but we may pay up to a maximum sales commission of approximately 99% of all Premiums plus 27% of any additional Premiums in the second year, plus 5% of any additional Premiums in Years 3-5, plus 2% of any additional Premiums thereafter. In addition, we may pay a trail commission of up to 0.60% of Policy Value on Policies that have been in force for at least one year. In addition, certain bonuses and managerial compensation may be paid. We pay all such commissions and incentives.

Commissions payable to sales representatives for the sale of the Policy are calculated based on the total Premium payments. If you purchase a Primary Insured Rider, the commissions will vary depending on the allocation of your coverage between the base Policy and the Primary Insured Rider. The same initial Death Benefit will result in the highest commission when there is no Primary Insured Rider, with the commission declining as the portion of the Death Benefit coverage allocated to the Primary Insured Rider increases. Thus, the lowest commission amount is payable when the maximum Primary Insured Rider is purchased.
FINANCIAL STATEMENTS
The statements of net assets of each of the individual Sub-Accounts, which comprise the Separate Account, as of December 31, 2018, and the related statements of operations for the year or period then ended and statements of changes in net assets for each of the periods in the two year period ended December 31, 2018, the financial statements of Allstate Life Insurance Company of New York as of December 31, 2018 and 2017 and for each of the three years in the period ended December 31, 2018, and the related financial statement schedules of Allstate Life Insurance Company of New York and the accompanying Reports of Independent Registered Public Accounting Firm appear in the pages that follow. The financial statements and schedules of Allstate Life Insurance Company of New York included herein should be considered only as bearing upon the ability of Allstate Life Insurance Company of New York to meet its obligations under the Policies.
CYBER SECURITY RISKS

With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, we are susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Cyber security failures or breaches that could impact us and our Policy Owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Policy, but also with entities operating the Policy’s underlying funds and with third-party service providers to us. Cyber security failures originating with any of the entities involved with the offering and administration of the Policy may cause significant disruptions in the business operations related to the Policy. Potential impacts may include, but are not limited to, potential financial losses under the Policy, your inability to conduct transactions under the Policy and/or with respect to an underlying fund, an inability to calculate unit values with respect to the Policy and/or the net asset value (“NAV”) with respect to an underlying fund, and disclosures of your personal or confidential account information.
In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to us, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by us may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by us in enhancing and upgrading computer systems and systems security to prevent or following a cyber security failure.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, hostile foreign governments, and others continue to pose new and significant cyber security threats. Although we, our service providers, and the underlying funds offered under the Policy may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, we cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Shareholder of
Allstate Life Insurance Company of New York
Hauppauge, New York

Opinion on the Financial Statements
We have audited the accompanying Statements of Financial Position of Allstate Life Insurance Company of New York (the “Company”), an affiliate of The Allstate Corporation, as of December 31, 2018 and 2017, and the related Statements of Operations and Comprehensive Income, Shareholder’s Equity, and Cash Flows for each of the three years in the period ended December 31, 2018, and the related notes (collectively referred to as the “financial statements”).
In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2018 and 2017, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2018, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, Schedule I-Summary of Investments Other Than Investments in Related Parties, Schedule IV-Reinsurance, and Schedule V-Valuation Allowances and Qualifying Accounts, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.
Change in Adopted Accounting Principle
As discussed in Note 2 to the financial statements, the Company changed its presentation and method of accounting for the recognition and measurement of financial assets and financial liabilities on January 1, 2018, due to the adoption of FASB Accounting Standards Update No. 2016-01, Financial Instruments - Overall (Subtopic 825-10).
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
March 8, 2019

We have served as the Company's auditor since 1995.

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

($ in thousands)	Year Ended December 31,
	2018	2017	2016
Revenues
Premiums (net of reinsurance ceded of $11,054, $11,481, and $11,788)	$103,447	$90,941	$68,581
Contract charges (net of reinsurance ceded of $8,279, $7,954, and $8,019)	77,194	76,171	76,009
Other revenue	1,414	924	814
Net investment income	287,883	310,695	295,845
Realized capital gains and losses:
Total other-than-temporary impairment (“OTTI”) losses	(68)	(6,263)	(20,613)
OTTI losses reclassified (from) to other comprehensive income	(217)	893	4,656
Net OTTI losses recognized in earnings	(285)	(5,370)	(15,957)
Sales and valuation changes on equity investments and derivatives	(20,269)	71,702	17,596
Total realized capital gains and losses	(20,554)	66,332	1,639
Total revenues	449,384	545,063	442,888

Costs and expenses
Contract benefits (net of reinsurance ceded of $11,016, $8,055, and $12,024)	237,578	230,493	208,403
Interest credited to contractholder funds (net of reinsurance ceded of $4,533, $4,805, and $4,770)	91,482	97,377	102,761
Amortization of deferred policy acquisition costs	16,299	16,992	16,127
Operating costs and expenses	45,964	42,753	36,188
Total costs and expenses	391,323	387,615	363,479

Income from operations before income tax expense (benefit)	58,061	157,448	79,409

Income tax expense (benefit)	12,827	(46,735)	28,008

Net income	45,234	204,183	51,401

Other comprehensive (loss) income, after-tax
Change in unrealized net capital gains and losses	(50,575)	(66,210)	24,554
Change in unrealized foreign currency translation adjustments	98	2,409	1,138
Other comprehensive (loss) income, after-tax	(50,477)	(63,801)	25,692

Comprehensive (loss) income	$(5,243)	$140,382	$77,093

See notes to financial statements

2

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF FINANCIAL POSITION

($ in thousands, except par value data)	December 31,
	2018	2017
Assets
Investments
Fixed income securities, at fair value (amortized cost $4,375,110 and $4,550,008)	$4,530,344	$4,917,725
Mortgage loans	696,062	629,142
Equity securities, at fair value (cost $177,229 and $152,163)	184,970	194,533
Limited partnership interests	382,853	363,237
Short-term, at fair value (amortized cost $88,552 and $88,799)	88,548	88,786
Policy loans	39,374	39,589
Other	653	3,106
Total investments	5,922,804	6,236,118
Cash	8,479	4,863
Deferred policy acquisition costs	155,887	146,333
Reinsurance recoverable	234,733	243,644
Accrued investment income	50,219	52,577
Current income taxes receivable	3,944	—
Other assets	191,373	196,121
Separate Accounts	241,710	293,836
Total assets	$6,809,149	$7,173,492
Liabilities
Contractholder funds	$2,681,300	$2,874,884
Reserve for life-contingent contract benefits	2,232,136	2,348,966
Current income taxes payable	—	1,050
Deferred income taxes	143,606	153,726
Other liabilities and accrued expenses	99,387	92,684
Payable to affiliates, net	6,312	4,944
Reinsurance payable to parent	156	134
Separate Accounts	241,710	293,836
Total liabilities	5,404,607	5,770,224
Commitments and Contingent Liabilities (Note 11)
Shareholder’s Equity
Common stock, $25 par value, 100 thousand shares authorized, issued and outstanding	2,500	2,500
Additional capital paid-in	140,529	140,529
Retained income	1,202,244	1,117,020
Accumulated other comprehensive income:
Unrealized net capital gains and losses:
Unrealized net capital gains and losses on fixed income securities with OTTI	1,185	256
Other unrealized net capital gains and losses	121,407	323,694
Unrealized adjustment to DAC, DSI and insurance reserves	(65,495)	(182,805)
Total unrealized net capital gains and losses	57,097	141,145
Unrealized foreign currency translation adjustments	2,172	2,074
Total accumulated other comprehensive income (“AOCI”)	59,269	143,219
Total shareholder’s equity	1,404,542	1,403,268
Total liabilities and shareholder’s equity	$6,809,149	$7,173,492

See notes to financial statements.

3

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF SHAREHOLDER’S EQUITY

($ in thousands)	Year Ended December 31,
	2018	2017	2016

Common stock	$2,500	$2,500	$2,500

Additional capital paid-in	140,529	140,529	140,529

Retained income
Balance, beginning of year	1,117,020	938,217	886,816
Cumulative effect of change in accounting principle	39,990	—	—
Net income	45,234	204,183	51,401
Reclassification of tax effects due to change in accounting principle	—	(25,380)	—
Balance, end of year	1,202,244	1,117,020	938,217

Accumulated other comprehensive income
Balance, beginning of year	143,219	181,640	155,948
Cumulative effect of change in accounting principle	(33,473)	—	—
Change in unrealized net capital gains and losses	(50,575)	(66,210)	24,554
Change in unrealized foreign currency translation adjustments	98	2,409	1,138
Reclassification of tax effects due to change in accounting principle	—	25,380	—
Balance, end of year	59,269	143,219	181,640

Total shareholder’s equity	$1,404,542	$1,403,268	$1,262,886

See notes to financial statements.

4

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF CASH FLOWS

($ in thousands)	Year Ended December 31,
	2018	2017	2016
Cash flows from operating activities
Net income	$45,234	$204,183	$51,401
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization and other non-cash items	(27,152)	(30,014)	(30,801)
Realized capital gains and losses	20,554	(66,332)	(1,639)
Interest credited to contractholder funds	91,482	97,377	102,761
Changes in:
Policy benefits and other insurance reserves	(46,890)	(17,780)	(35,690)
Deferred policy acquisition costs	(3,278)	(7,530)	(812)
Income taxes	(3,424)	(53,734)	18,344
Other operating assets and liabilities	15,481	(28,736)	(32,899)
Net cash provided by operating activities	92,007	97,434	70,665
Cash flows from investing activities
Proceeds from sales
Fixed income securities	292,026	192,227	388,051
Equity securities	165,147	125,416	72,776
Limited partnership interests	31,337	77,017	52,235
Investment collections
Fixed income securities	334,019	298,852	389,627
Mortgage loans	50,627	65,183	76,008
Investment purchases
Fixed income securities	(421,643)	(477,765)	(603,782)
Equity securities	(171,271)	(68,002)	(77,719)
Limited partnership interests	(56,986)	(67,015)	(73,942)
Mortgage loans	(116,996)	(78,783)	(75,979)
Change in short-term investments, net	12,231	3,104	(22,399)
Change in policy loans and other investments, net	576	1,440	(758)
Net cash provided by investing activities	119,067	71,674	124,118
Cash flows from financing activities
Contractholder fund deposits	96,954	97,287	99,341
Contractholder fund withdrawals	(304,412)	(274,887)	(294,277)
Other	—	(2,400)	—
Net cash used in financing activities	(207,458)	(180,000)	(194,936)
Net increase (decrease) in cash	3,616	(10,892)	(153)
Cash at beginning of year	4,863	15,755	15,908
Cash at end of year	$8,479	$4,863	$15,755

See notes to financial statements.

5

NOTES TO FINANCIAL STATEMENTS
1. General
Basis of presentation
The accompanying financial statements include the accounts of Allstate Life Insurance Company of New York (the “Company”), a wholly owned subsidiary of Allstate Life Insurance Company (“ALIC”), which is wholly owned by Allstate Insurance Company (“AIC”). AIC is wholly owned by Allstate Insurance Holdings, LLC, a wholly owned subsidiary of The Allstate Corporation (the “Corporation”). These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
On December 22, 2017, the Tax Cuts and Jobs Act of 2017 (“Tax Legislation”) became effective, permanently reducing the U.S. corporate income tax rate from 35% to 21% beginning January 1, 2018. As a result, the corporate tax rate is not comparable between periods.
Nature of operations
The Company offers traditional, interest-sensitive and variable life insurance and voluntary accident and health insurance products to customers in the State of New York. The Company distributes its products through Allstate exclusive agencies and exclusive financial specialists, and workplace enrolling independent agents. The Company previously offered and continues to have in force fixed annuities such as deferred and immediate annuities. The Company also previously offered variable annuities and all of this business is reinsured.
The following table summarizes premiums and contract charges by product.

($ in thousands)	2018	2017	2016
Premiums
Traditional life insurance	$59,185	$55,996	$52,333
Accident and health insurance	44,262	34,945	16,248
Total premiums	103,447	90,941	68,581

Contract charges
Interest-sensitive life insurance	76,931	76,103	75,940
Fixed annuities	263	68	69
Total contract charges	77,194	76,171	76,009
Total premiums and contract charges	$180,641	$167,112	$144,590
2. Summary of Significant Accounting Policies
Investments
Fixed income securities include bonds, asset-backed securities (“ABS”), residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”) and redeemable preferred stocks. Fixed income securities, which may be sold prior to their contractual maturity, are designated as available-for-sale and are carried at fair value. The difference between amortized cost and fair value, net of deferred income taxes and related deferred policy acquisition costs (“DAC”), deferred sales inducement costs (“DSI”) and reserves for life-contingent contract benefits, is reflected as a component of AOCI. Cash received from calls and make-whole payments is reflected as a component of proceeds from sales and cash received from maturities and pay-downs is reflected as a component of investment collections within the Statements of Cash Flows.
Mortgage loans are carried at unpaid principal balances, net of unamortized premium or discount and valuation allowances. Valuation allowances are established for impaired loans when it is probable that contractual principal and interest will not be collected.
Equity securities primarily include common stocks, exchange traded funds, non-redeemable preferred stocks and real estate investment trust equity investments. Certain exchange traded funds have fixed income securities as their underlying investments. Equity securities are carried at fair value. The periodic change in fair value of equity securities is recognized within realized capital gains and losses on the Statements of Operations and Comprehensive Income effective January 1, 2018.
Investments in limited partnership interests are primarily accounted for in accordance with the equity method of accounting (“EMA”) and include private equity funds, real estate funds and other funds. Investments in limited partnership interests purchased prior to January 1, 2018 where the Company’s interest is so minor that it exercises virtually no influence over operating and

6

financial policies are accounted for at fair value primarily utilizing the net asset value (“NAV”) as a practical expedient to determine fair value.
Short-term investments, including money market funds, commercial paper, U.S. Treasury bills and other short-term investments, are carried at fair value. Policy loans are carried at unpaid principal balances. Other investments consist of derivatives. Derivatives are carried at fair value.
Investment income primarily consists of interest, dividends, income from limited partnership interests, and income from certain derivative transactions. Interest is recognized on an accrual basis using the effective yield method and dividends are recorded at the ex-dividend date. Interest income for ABS, RMBS and CMBS is determined considering estimated pay-downs, including prepayments, obtained from third party data sources and internal estimates. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. For ABS, RMBS and CMBS of high credit quality with fixed interest rates, the effective yield is recalculated on a retrospective basis. For all others, the effective yield is recalculated on a prospective basis. Accrual of income is suspended for other-than-temporarily impaired fixed income securities when the timing and amount of cash flows expected to be received is not reasonably estimable. Accrual of income is suspended for mortgage loans that are in default or when full and timely collection of principal and interest payments is not probable. Cash receipts on investments on nonaccrual status are generally recorded as a reduction of carrying value. Income from limited partnership interests carried at fair value is recognized based upon the changes in fair value of the investee’s equity primarily determined using NAV. Income from EMA limited partnership interests is recognized based on the Company’s share of the partnerships’ earnings. Income from EMA limited partnership interests is generally recognized on a three month delay due to the availability of the related financial statements from investees.
Realized capital gains and losses include gains and losses on investment sales, write-downs in value due to other-than-temporary declines in fair value, adjustments to valuation allowances on mortgage loans, valuation changes of equity investments, including equity securities and certain limited partnerships where the underlying assets are predominately public equity securities, and periodic changes in fair value and settlements of certain derivatives including hedge ineffectiveness. Realized capital gains and losses on investment sales are determined on a specific identification basis.
Derivative and embedded derivative financial instruments
Derivative financial instruments include equity futures, options, interest rate caps, foreign currency forwards and a reinvestment related risk transfer reinsurance agreement with ALIC that meets the accounting definition of a derivative (see Note 4). Derivatives required to be separated from the host instrument and accounted for as derivative financial instruments (“subject to bifurcation”) are embedded in equity-indexed life contracts and reinsured variable annuity contracts.
All derivatives are accounted for on a fair value basis and reported as other investments, other assets, other liabilities and accrued expenses or contractholder funds. The income statement effects of derivatives, including fair value gains and losses and accrued periodic settlements, are reported either in realized capital gains and losses or in a single line item together with the results of the associated asset or liability for which risks are being managed. Embedded derivative instruments subject to bifurcation are also accounted for on a fair value basis and are reported together with the host contract. The change in fair value of derivatives embedded in life and annuity product contracts and subject to bifurcation is reported in contract benefits or interest credited to contractholder funds. Cash flows from embedded derivatives subject to bifurcation are reported consistently with the host contracts within the Statements of Cash Flows. Cash flows from other derivatives are reported in cash flows from investing activities within the Statements of Cash Flows.
Securities loaned
The Company’s business activities include securities lending transactions, which are used primarily to generate net investment income. The proceeds received in conjunction with securities lending transactions are reinvested in short-term investments. These transactions are short-term in nature, usually 30 days or less.
The Company receives cash collateral for securities loaned in an amount generally equal to 102% of the fair value of securities and records the related obligations to return the collateral in other liabilities and accrued expenses. The carrying value of these obligations approximates fair value because of their relatively short-term nature. The Company monitors the market value of securities loaned on a daily basis and obtains additional collateral as necessary under the terms of the agreements to mitigate counterparty credit risk. The Company maintains the right and ability to repossess the securities loaned on short notice.
Recognition of premium revenues and contract charges, and related benefits and interest credited
Traditional life insurance products consist principally of products with fixed and guaranteed premiums and benefits, primarily term and whole life insurance products. Voluntary accident and health insurance products are expected to remain in force for an extended period and therefore are primarily classified as long-duration contracts. Premiums from these products are recognized

7

as revenue when due from policyholders. Benefits are reflected in contract benefits and recognized over the life of the policy in relation to premiums.
Immediate annuities with life contingencies, including certain structured settlement annuities, provide benefits over a period that extends beyond the period during which premiums are collected. Premiums from these products are recognized as revenue when received at the inception of the contract. Benefits and expenses are recognized in relation to premiums. Profits from these policies come primarily from investment income, which is recognized over the life of the contract.
Interest-sensitive life contracts, such as universal life and single premium life, are insurance contracts whose terms are not fixed and guaranteed. The terms that may be changed include premiums paid by the contractholder, interest credited to the contractholder account balance and contract charges assessed against the contractholder account balance. Premiums from these contracts are reported as contractholder fund deposits. Contract charges consist of fees assessed against the contractholder account balance for the cost of insurance (mortality risk), contract administration and surrender of the contract prior to contractually specified dates. These contract charges are recognized as revenue when assessed against the contractholder account balance. Contract benefits include life-contingent benefit payments in excess of the contractholder account balance.
Contracts that do not subject the Company to significant risk arising from mortality or morbidity are referred to as investment contracts. Fixed annuities, including market value adjusted annuities and immediate annuities without life contingencies, are considered investment contracts. Consideration received for such contracts is reported as contractholder fund deposits. Contract charges for investment contracts consist of fees assessed against the contractholder account balance for maintenance, administration and surrender of the contract prior to contractually specified dates, and are recognized when assessed against the contractholder account balance.
Interest credited to contractholder funds represents interest accrued or paid on interest-sensitive life and investment contracts. Crediting rates for certain fixed annuities and interest-sensitive life contracts are adjusted periodically by the Company to reflect current market conditions subject to contractually guaranteed minimum rates. Crediting rates for indexed life contracts are generally based on an equity index, such as the Standard & Poor’s 500 Index (“S&P 500”). Interest credited also includes amortization of DSI expenses. DSI is amortized into interest credited using the same method used to amortize DAC.
Contract charges for variable life and variable annuity products consist of fees assessed against the contractholder account balances for contract maintenance, administration, mortality, expense and surrender of the contract prior to contractually specified dates. Contract benefits incurred for variable annuity products include guaranteed minimum death, income, withdrawal and accumulation benefits. All of the Company’s variable annuity business is ceded through reinsurance agreements and the contract charges and contract benefits related thereto are reported net of reinsurance ceded.
Other revenue presentation
The Company revised the presentation of total revenue to include other revenue. Previously, components of other revenue were presented within operating costs and expenses and primarily represent gross dealer concessions received in connection with Allstate exclusive agencies and exclusive financial specialists sales of non-proprietary products. Other revenue is recognized when performance obligations are fulfilled. Prior periods have been reclassified to conform to current separate presentation of other revenue.
Deferred policy acquisition and sales inducement costs
Costs that are related directly to the successful acquisition of new or renewal life insurance policies are deferred and recorded as DAC. These costs are principally agency’s and brokers’ remuneration and certain underwriting expenses. DSI costs, which are deferred and recorded as other assets, relate to sales inducements offered on sales to new customers, principally on interest-sensitive life contracts. These sales inducements are primarily in the form of additional credits to the customer’s account balance or enhancements to interest credited for a specified period which are in excess of the rates currently being credited to similar contracts without sales inducements. All other acquisition costs are expensed as incurred and included in operating costs and expenses. Amortization of DAC is included in amortization of deferred policy acquisition costs and is described in more detail below. DSI is amortized into income using the same methodology and assumptions as DAC and is included in interest credited to contractholder funds.
For traditional life and voluntary accident and health insurance, DAC is amortized over the premium paying period of the related policies in proportion to the estimated revenues on such business. Assumptions used in the amortization of DAC and reserve calculations are established at the time the policy is issued and are generally not revised during the life of the policy. Any deviations from projected business in force resulting from actual policy terminations differing from expected levels and any estimated premium deficiencies may result in a change to the rate of amortization in the period such events occur. Generally, the amortization periods for these policies approximates the estimated lives of the policies. The Company periodically reviews the recoverability of DAC for these policies using actual experience and current assumptions. Prior to fourth quarter 2017, the Company evaluated traditional life insurance products and immediate annuities with life contingencies on an aggregate basis. Beginning in

8

fourth quarter 2017, traditional life insurance products, immediate annuities with life contingencies, and voluntary accident and health insurance products are reviewed individually, consistent with the review of these products performed by The Allstate Corporation. If actual experience and current assumptions are adverse compared to the original assumptions and a premium deficiency is determined to exist, any remaining unamortized DAC balance would be expensed to the extent not recoverable and the establishment of a premium deficiency reserve may be required.
For interest-sensitive life insurance, DAC and DSI are amortized in proportion to the incidence of the total present value of gross profits, which includes both actual historical gross profits (“AGP”) and estimated future gross profits (“EGP”) expected to be earned over the estimated lives of the contracts. The amortization is net of interest on the prior period DAC balance using rates established at the inception of the contracts. Actual amortization periods generally range from 15-30 years; however, incorporating estimates of the rate of customer surrenders, partial withdrawals and deaths generally results in the majority of the DAC being amortized during the surrender charge period, which is typically 10-20 years for interest-sensitive life. The rate of DAC and DSI amortization is reestimated and adjusted by a cumulative charge or credit to income when there is a difference between the incidence of actual versus expected gross profits in a reporting period or when there is a change in total EGP. When DAC or DSI amortization or a component of gross profits for a quarterly period is potentially negative (which would result in an increase of the DAC or DSI balance) as a result of negative AGP, the specific facts and circumstances surrounding the potential negative amortization are considered to determine whether it is appropriate for recognition in the financial statements. Negative amortization is only recorded when the increased DAC or DSI balance is determined to be recoverable based on facts and circumstances. Recapitalization of DAC and DSI is limited to the originally deferred costs plus interest.
AGP and EGP primarily consist of the following components: contract charges for the cost of insurance less mortality costs and other benefits; investment income and realized capital gains and losses less interest credited; and surrender and other contract charges less maintenance expenses. The principal assumptions for determining the amount of EGP are mortality, persistency, expenses, investment returns, including capital gains and losses on assets supporting contract liabilities, interest crediting rates to contractholders, and the effects of any hedges. For products whose supporting investments are exposed to capital losses in excess of the Company’s expectations which may cause periodic AGP to become temporarily negative, EGP and AGP utilized in DAC and DSI amortization may be modified to exclude the excess capital losses.
The Company performs quarterly reviews of DAC and DSI recoverability for interest-sensitive life contracts using current assumptions. If a change in the amount of EGP is significant, it could result in the unamortized DAC or DSI not being recoverable, resulting in a charge which is included as a component of amortization of deferred policy acquisition costs or interest credited to contractholder funds, respectively.
The DAC and DSI balances presented include adjustments to reflect the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized capital gains or losses in the respective product investment portfolios were actually realized. The adjustments are recorded net of tax in AOCI. DAC, DSI and deferred income taxes determined on unrealized capital gains and losses and reported in AOCI recognize the impact on shareholder’s equity consistently with the amounts that would be recognized in the income statement on realized capital gains and losses.
Customers of the Company may exchange one insurance policy or investment contract for another offered by the Company, or make modifications to an existing investment or life contract issued by the Company. These transactions are identified as internal replacements for accounting purposes. Internal replacement transactions determined to result in replacement contracts that are substantially unchanged from the replaced contracts are accounted for as continuations of the replaced contracts. Unamortized DAC and DSI related to the replaced contracts continue to be deferred and amortized in connection with the replacement contracts. For interest-sensitive life contracts, the EGP of the replacement contracts are treated as a revision to the EGP of the replaced contracts in the determination of amortization of DAC and DSI. For traditional life insurance policies, any changes to unamortized DAC that result from replacement contracts are treated as prospective revisions. Any costs associated with the issuance of replacement contracts are characterized as maintenance costs and expensed as incurred. Internal replacement transactions determined to result in a substantial change to the replaced contracts are accounted for as an extinguishment of the replaced contracts, and any unamortized DAC and DSI related to the replaced contracts are eliminated with a corresponding charge to amortization of deferred policy acquisition costs or interest credited to contractholder funds, respectively.
Reinsurance
In the normal course of business, the Company seeks to limit aggregate and single exposure to losses on large risks by purchasing reinsurance. The Company has also used reinsurance to effect the disposition of certain blocks of business. The amounts reported as reinsurance recoverables include amounts billed to reinsurers on losses paid as well as estimates of amounts expected to be recovered from reinsurers on insurance liabilities and contractholder funds that have not yet been paid. Reinsurance recoverables on unpaid losses are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Insurance liabilities are reported gross of reinsurance recoverables. Reinsurance premiums are generally reflected in income in a manner consistent with the recognition of premiums on the reinsured contracts. Reinsurance

9

does not extinguish the Company’s primary liability under the policies written. Therefore, the Company regularly evaluates the financial condition of its reinsurers and establishes allowances for uncollectible reinsurance as appropriate.
The Company has a reinsurance treaty with ALIC through which it primarily cedes reinvestment related risk on its structured settlement annuities. The terms of the treaty meet the accounting definition of a derivative. Accordingly, the treaty is recorded in the Statement of Financial Position at fair value. Changes in the fair value of the treaty and premiums paid to ALIC are recognized in realized capital gains and losses.
Income taxes
Income taxes are accounted for using the asset and liability method under which deferred tax assets and liabilities are recognized for temporary differences between the financial reporting and tax bases of assets and liabilities at the enacted tax rates. The principal assets and liabilities giving rise to such differences are investments (including unrealized capital gains and losses), insurance reserves and DAC. A deferred tax asset valuation allowance is established when it is more likely than not such assets will not be realized. The Company recognizes interest expense related to income tax matters in income tax expense and penalties in operating costs and expenses.
Reserve for life-contingent contract benefits
The reserve for life-contingent contract benefits payable under insurance policies, including traditional life insurance, life-contingent immediate annuities and voluntary accident and health insurance products, is computed on the basis of long-term actuarial assumptions of future investment yields, mortality, morbidity, policy terminations and expenses. These assumptions, which for traditional life insurance are applied using the net level premium method, include provisions for adverse deviation and generally vary by characteristics such as type of coverage, year of issue and policy duration. The assumptions are established at the time the policy is issued and are generally not changed during the life of the policy. The Company periodically reviews the adequacy of reserves for these policies using actual experience and current assumptions. If actual experience and current assumptions are adverse compared to the original assumptions and a premium deficiency is determined to exist, any remaining unamortized DAC balance would be expensed to the extent not recoverable and the establishment of a premium deficiency reserve may be required. Prior to fourth quarter 2017, the Company evaluated traditional life insurance products and immediate annuities with life contingencies on an aggregate basis. Beginning in fourth quarter 2017, traditional life insurance products, immediate annuities with life contingencies, and voluntary accident and health insurance are reviewed individually, consistent with the review of these products performed by The Allstate Corporation. The Company also reviews these policies for circumstances where projected profits would be recognized in early years followed by projected losses in later years. If this circumstance exists, the Company will accrue a liability, during the period of profits, to offset the losses at such time as the future losses are expected to commence using a method updated prospectively over time. To the extent that unrealized gains on fixed income securities would result in a premium deficiency if those gains were realized, the related increase in reserves for certain immediate annuities with life contingencies is recorded net of tax as a reduction of unrealized net capital gains included in AOCI.
Contractholder funds
Contractholder funds represent interest-bearing liabilities arising from the sale of products such as interest-sensitive life insurance and fixed annuities. Contractholder funds primarily comprise cumulative deposits received and interest credited to the contractholder less cumulative contract benefits, surrenders, withdrawals and contract charges for mortality or administrative expenses. Contractholder funds also include reserves for secondary guarantees on interest-sensitive life insurance and certain fixed annuity contracts and reserves for certain guarantees on reinsured variable annuity contracts.
Separate accounts
Separate accounts assets are carried at fair value. The assets of the separate accounts are legally segregated and available only to settle separate accounts contract obligations. Separate accounts liabilities represent the contractholders’ claims to the related assets and are carried at an amount equal to the separate accounts assets. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contractholders and therefore are not included in the Company’s Statements of Operations and Comprehensive Income. Deposits to and surrenders and withdrawals from the separate accounts are reflected in separate accounts liabilities and are not included in cash flows.
Absent any contract provision wherein the Company provides a guarantee, variable annuity and variable life insurance contractholders bear the investment risk that the separate accounts’ funds may not meet their stated investment objectives. All of the Company’s variable annuity business was reinsured beginning in 2006.
Off-balance sheet financial instruments
Commitments to invest, commitments to purchase private placement securities, commitments to extend mortgage loans and financial guarantees have off-balance sheet risk because their contractual amounts are not recorded in the Company’s Statements of Financial Position (see Note 7 and Note 11).

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Adopted accounting standard
Recognition and Measurement of Financial Assets and Financial Liabilities
Effective January 1, 2018, the Company adopted new Financial Accounting Standards Board (“FASB”) guidance requiring equity investments, including equity securities and limited partnership interests not accounted for under the equity method of accounting or that do not result in consolidation to be measured at fair value with changes in fair value recognized in net income. The guidance clarifies that an entity should evaluate the realizability of deferred tax assets related to available-for-sale fixed income securities in combination with the entity’s other deferred tax assets. The Company’s adoption of the new FASB guidance included adoption of the relevant elements of Technical Corrections and Improvements to Financial Instruments, issued in February 2018.
Upon adoption of the new guidance on January 1, 2018, $42 million of pre-tax unrealized net capital gains for equity securities were reclassified from AOCI to retained income. The after-tax change in accounting for equity securities did not affect the Company’s total shareholder’s equity and the unrealized net capital gains of $33 million reclassified to retained income will never be recognized in net income.
Upon adoption of the new guidance on January 1, 2018, the carrying value of cost method limited partnership interests increased $8 million, pre-tax, to fair value. The after-tax cumulative-effect increase in retained income of $7 million increased the Company’s shareholder’s equity but will never be recognized in net income.
Pending accounting standards
Measurement of Credit Losses on Financial Instruments
In June 2016, the FASB issued guidance which revises the credit loss recognition criteria for certain financial assets measured at amortized cost, including reinsurance recoverables. The new guidance replaces the existing incurred loss recognition model with an expected loss recognition model. The objective of the expected credit loss model is for the reporting entity to recognize its estimate of expected credit losses for affected financial assets in a valuation allowance deducted from the amortized cost basis of the related financial assets that results in presenting the net carrying value of the financial assets at the amount expected to be collected. The reporting entity must consider all relevant information available when estimating expected credit losses, including details about past events, current conditions, and reasonable and supportable forecasts over the life of an asset. Financial assets may be evaluated individually or on a pooled basis when they share similar risk characteristics. The measurement of credit losses for available-for-sale debt securities measured at fair value is not affected except that credit losses recognized are limited to the amount by which fair value is below amortized cost and the carrying value adjustment is recognized through a valuation allowance and not as a direct write-down. The guidance is effective for reporting periods beginning after December 15, 2019, and for most affected instruments must be adopted using a modified retrospective approach, with a cumulative effect adjustment recorded to beginning retained income. The Company is in the process of evaluating the impact of adoption.
Accounting for Hedging Activities
In August 2017, the FASB issued amendments intended to better align hedge accounting with an organization’s risk management activities. The amendments expand hedge accounting for nonfinancial and financial risk components and revise the measurement methodologies to better align with an organization’s risk management activities. Separate presentation of hedge ineffectiveness is eliminated to provide greater transparency of the full impact of hedging by requiring presentation of the results of the hedged item and hedging instrument in a single financial statement line item. In addition, the amendments are designed to reduce complexity by simplifying the manner in which assessments of hedge effectiveness may be performed. The guidance is effective for reporting periods beginning after December 15, 2018. The presentation and disclosure guidance is effective on a prospective basis. The impact of adoption is not expected to be material to the Company’s results of operations or financial position.
Accounting for Long-Duration Insurance Contracts
In August 2018, the FASB issued guidance revising the accounting for certain long-duration insurance contracts. The new guidance changes the measurement of the Company’s reserves for traditional life, life-contingent immediate annuities and certain voluntary accident and health insurance products. Under the new guidance, measurement assumptions, including those for mortality, morbidity and policy terminations, will be required to be reviewed and updated at least annually. The effect of updating measurement assumptions other than the discount rate are required to be determined on a retrospective basis and reported in net income. In addition, cash flows under the new guidance are required to be discounted using an upper medium grade fixed income instrument yield that is updated through OCI at each reporting date. These changes will replace current GAAP, which utilizes assumptions set at policy issuance until such time as the assumptions result in reserves that are deficient when compared to reserves computed using current assumptions. Under current GAAP, premium deficiency reserves are recognized in the amount of the deficiency, if any, computed using current assumptions.
The new guidance requires DAC and other capitalized balances currently amortized in proportion to premiums or gross profits to be amortized on a constant level basis over the expected term for all long-duration insurance contracts. DAC will not be subject

11

to loss recognition testing but will be reduced when actual experience exceeds expected experience (i.e. as a result of unexpected contract terminations). The new guidance will no longer require adjustments to DAC and DSI related to unrealized gains and losses on investment securities supporting the related business.
Market risk benefit product features are required to be measured at fair value with changes in fair value recorded in net income with the exception of changes in the fair value attributable to changes in the Company’s own credit risk, which are required to be recognized in OCI. Substantially all of the Company’s market risk benefits are reinsured and therefore these impacts are not expected to be material to the Company.
The new guidance is to be included in the comparable financial statements issued in reporting periods beginning after December 15, 2020, thereby requiring restatement of prior periods presented. Early adoption is permitted. The new guidance will be applied to affected contracts and DAC on the basis of existing carrying amounts at the earliest period presented or it may be applied retrospectively using actual historical experience as of contract inception. The new guidance for market risk benefits is required to be adopted retrospectively.
The Company is evaluating the anticipated impacts of applying the new guidance to both retained income and AOCI. While the requirements of the new guidance represent a material change from existing GAAP, the underlying economics of the business and related cash flows are unchanged. The Company has not completed its evaluation of the specific impacts of adopting the new guidance, but anticipates the financial statement impact of migrating from existing GAAP to that required by the new guidance to be material, largely attributed to the impact of transitioning from an original investment-based discount rate to one based on an upper-medium grade fixed income investment yield and updates to mortality assumptions that had previously been locked in at issuance. The Company expects the most significant impacts will occur within the life-contingent immediate annuity products. The revised accounting for DAC will be applied prospectively using the new model and any DAC effects existing in AOCI as a result of applying existing GAAP at the date of adoption will be reversed.
3. Supplemental Cash Flow Information
Non-cash investing activities include $8.2 million, $1.5 million and $5.4 million related to mergers and exchanges completed with equity securities and modifications of certain mortgage loans in 2018, 2017 and 2016, respectively.
Liabilities for collateral received in conjunction with the Company’s securities lending program were $69.8 million, $59.1 million and $61.0 million as of December 31, 2018, 2017 and 2016, respectively, and are reported in other liabilities and accrued expenses. The accompanying cash flows are included in cash flows from operating activities in the Statements of Cash Flows along with the activities resulting from management of the proceeds, which for the years ended December 31 are as follows:

($ in thousands)	2018	2017	2016
Net change in proceeds managed
Net change in short-term investments	$(10,721)	$1,864	$38,737
Operating cash flow (used) provided	$(10,721)	$1,864	$38,737

Net change in liabilities
Liabilities for collateral, beginning of year	$(59,067)	$(60,931)	$(99,668)
Liabilities for collateral, end of year	(69,788)	(59,067)	(60,931)
Operating cash flow provided (used)	$10,721	$(1,864)	$(38,737)
4. Related Party Transactions
Business operations
The Company uses services performed by AIC, ALIC and other affiliates, and business facilities owned or leased and operated by AIC in conducting its business activities. In addition, the Company shares the services of employees with AIC. The Company reimburses its affiliates for the operating expenses incurred on behalf of the Company. The Company is charged for the cost of these operating expenses based on the level of services provided. Operating expenses, including compensation, retirement and other benefit programs (see Note 14), allocated to the Company were $46.2 million, $46.3 million and $40.0 million in 2018, 2017 and 2016, respectively. A portion of these expenses relate to the acquisition of business, which are deferred and amortized into income as described in Note 2.
Structured settlement annuities
The Company previously issued structured settlement annuities, a type of immediate annuity, to fund structured settlements in matters involving AIC. In most cases, these annuities were issued under a “qualified assignment” whereby Allstate Assignment Company and prior to July 1, 2001 Allstate Settlement Corporation (“ASC”), both wholly owned subsidiaries of ALIC, purchased annuities from the Company and assumed AIC’s obligation to make future payments.

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AIC issued surety bonds to guarantee the payment of structured settlement benefits assumed by ASC (from both AIC and non-related parties) and funded by certain annuity contracts issued by the Company through June 30, 2001. ASC entered into a General Indemnity Agreement pursuant to which it indemnified AIC for any liabilities associated with the surety bonds and gave AIC certain collateral security rights with respect to the annuities and certain other rights in the event of any defaults covered by the surety bonds. ALIC guaranteed the payment of structured settlement benefits on all contracts issued on or after July 1, 2001. Reserves recorded by the Company for annuities that are guaranteed by the surety bonds of AIC were $1.42 billion as of both December 31, 2018 and 2017. Reserves recorded by the Company for annuities that are guaranteed by ALIC were $574.9 million and $591.1 million as of December 31, 2018 and 2017, respectively.
Broker-Dealer agreements
The Company receives distribution services from Allstate Financial Services, LLC, an affiliated broker-dealer company, for certain annuity and variable life insurance contracts sold by Allstate exclusive agencies and exclusive financial specialists. For these services, the Company incurred commission and other distribution expenses of $215 thousand, $259 thousand and $450 thousand in 2018, 2017 and 2016, respectively.
The Company has a service agreement with Allstate Distributors, LLC (“ADLLC”), a broker-dealer company owned by ALIC, whereby ADLLC promotes and markets products sold by the Company. In return for these services, the Company recorded expense of $5 thousand, $6 thousand and $4 thousand in 2018, 2017 and 2016, respectively.
Reinsurance
The Company has reinsurance agreements with ALIC whereby a portion of the Company’s premiums and policy benefits are ceded to ALIC (see Note 9).
The Company has a reinsurance treaty (the “structured settlement annuity reinsurance agreement”) through which it primarily cedes reinvestment related risk on its structured settlement annuities to ALIC. Under the terms of the treaty, the Company pays a premium to ALIC that varies with the aggregate structured settlement annuity statutory reserve balance. In return, ALIC guarantees that the yield on the portion of the Company’s investment portfolio that supports structured settlement annuity liabilities will not fall below contractually determined rates. The Company ceded premium related to structured settlement annuities to ALIC of $3.4 million, $3.5 million and $3.4 million in 2018, 2017 and 2016, respectively. As of December 31, 2018 and 2017, the carrying value of the structured settlement reinsurance treaty was $169.4 million and $166.3 million, respectively, which is recorded in other assets. The premiums ceded and changes in the fair value of the reinsurance treaty are reflected as a component of realized capital gains and losses as the treaty is recorded as a derivative instrument.
Income taxes
The Company is a party to a federal income tax allocation agreement with the Corporation (see Note 12).
Intercompany loan agreement
The Company has an intercompany loan agreement with the Corporation. The amount of intercompany loans available to the Company is at the discretion of the Corporation. The maximum amount of loans the Corporation will have outstanding to all its eligible subsidiaries at any given point in time is limited to $1 billion. The Corporation may use commercial paper borrowings, bank lines of credit and securities lending to fund intercompany borrowings. The Company had no amounts outstanding under the intercompany loan agreement as of December 31, 2018 or 2017.

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5. Investments
Fair values
The amortized cost, gross unrealized gains and losses and fair value for fixed income securities are as follows:

($ in thousands)	Amortized cost	Gross unrealized		Fair value
		Gains	Losses
December 31, 2018
U.S. government and agencies	$76,070	$9,394	$—	$85,464
Municipal	615,511	88,530	(118)	703,923
Corporate	3,505,786	118,034	(69,959)	3,553,861
Foreign government	128,926	7,896	—	136,822
ABS	19,906	—	(18)	19,888
RMBS	14,134	969	(24)	15,079
CMBS	6,142	197	(2)	6,337
Redeemable preferred stock	8,635	335	—	8,970
Total fixed income securities	$4,375,110	$225,355	$(70,121)	$4,530,344

December 31, 2017
U.S. government and agencies	$115,747	$12,310	$(5)	$128,052
Municipal	615,231	114,177	(75)	729,333
Corporate	3,570,015	236,659	(10,943)	3,795,731
Foreign government	166,043	13,722	—	179,765
ABS	41,725	210	(127)	41,808
RMBS	20,666	1,303	(14)	21,955
CMBS	11,855	25	(472)	11,408
Redeemable preferred stock	8,726	947	—	9,673
Total fixed income securities	$4,550,008	$379,353	$(11,636)	$4,917,725
Scheduled maturities
The scheduled maturities for fixed income securities are as follows as of December 31, 2018:

($ in thousands)	Amortized cost	Fair value
Due in one year or less	$310,224	$315,802
Due after one year through five years	1,495,331	1,516,902
Due after five years through ten years	1,502,982	1,498,622
Due after ten years	1,026,391	1,157,714
	4,334,928	4,489,040
ABS, RMBS and CMBS	40,182	41,304
Total	$4,375,110	$4,530,344
Actual maturities may differ from those scheduled as a result of calls and make-whole payments by the issuers. ABS, RMBS and CMBS are shown separately because of the potential for prepayment of principal prior to contractual maturity dates.

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Net investment income
Net investment income for the years ended December 31 is as follows:

($ in thousands)	2018	2017	2016
Fixed income securities	$214,039	$228,507	$226,894
Mortgage loans	30,920	28,263	28,577
Equity securities	5,565	5,465	5,868
Limited partnership interests (1)(2)	43,365	53,917	38,485
Short-term investments	2,966	1,200	826
Policy loans	2,339	2,443	2,456
Investment income, before expense	299,194	319,795	303,106
Investment expense	(11,311)	(9,100)	(7,261)
Net investment income	$287,883	$310,695	$295,845
____________________

(1)
 Due to the adoption of the recognition and measurement accounting standard on January 1, 2018, limited partnerships previously reported using the cost method are now reported at fair value with changes in fair value recognized in net investment income.

(2)	Includes net investment income of $26.4 million for EMA limited partnership interests and $17.0 million for limited partnership interests carried at fair value for 2018.
Realized capital gains and losses
Realized capital gains (losses) by asset type for the years ended December 31 are as follows:

($ in thousands)	2018	2017	2016
Fixed income securities	$(1,306)	$5,436	$(17,145)
Mortgage loans	466	1,128	—
Equity securities	(16,364)	799	(5,570)
Limited partnership interests	(3,895)	6,451	590
Derivatives	638	52,506	23,781
Short-term investments	(93)	12	(17)
Realized capital gains (losses)	$(20,554)	$66,332	$1,639
Realized capital gains (losses) by transaction type for the years ended December 31 are as follows:

($ in thousands)	2018	2017	2016
Impairment write-downs (1)	$(285)	$(5,370)	$(15,303)
Change in intent write-downs (1)	—	—	(654)
Net OTTI losses recognized in earnings	(285)	(5,370)	(15,957)
Sales (1)	(1,548)	19,196	(6,185)
Valuation of equity investments (1)(2)	(19,359)	—	—
Valuation and settlements of derivative instruments	638	52,506	23,781
Realized capital gains (losses)	$(20,554)	$66,332	$1,639
____________________

(1)
Due to the adoption of the recognition and measurement accounting standard, equity securities are reported at fair value with changes in fair value recognized in valuation of equity investments and are no longer included in impairment write-downs, change in intent write-downs and sales.

(2)	Includes valuation of equity securities and certain limited partnership interests where the underlying assets are predominately public equity securities.
Gross gains of $4.4 million and gross losses of $5.4 million were realized on sales of fixed income securities during 2018. Gross gains of $19.8 million and $14.5 million and gross losses of $8.2 million and $21.7 million were realized on sales of fixed income and equity securities during 2017 and 2016, respectively.
The following table presents the net pre-tax appreciation (decline) during 2018 of equity securities and limited partnership interests carried at fair value still held as of December 31, 2018, recognized in net income.

For the year ended
($ in thousands)	December 31, 2018
Equity securities	$(12,897)
Limited partnership interests carried at fair value	16,968
Total	$4,071

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OTTI losses by asset type for the years ended December 31 are as follows:

($ in thousands)	2018			2017			2016
	Gross	Included in OCI	Net	Gross	Included in OCI	Net	Gross	Included in OCI	Net
Fixed income securities:
Corporate	$—	$—	$—	$(1,481)	$—	$(1,481)	$(8,306)	$4,205	$(4,101)
RMBS	—	—	—	—	—	—	1	(1)	—
CMBS	(68)	(217)	(285)	(2,338)	893	(1,445)	(785)	452	(333)
Total fixed income securities	(68)	(217)	(285)	(3,819)	893	(2,926)	(9,090)	4,656	(4,434)
Equity securities (1)	—	—	—	(2,422)	—	(2,422)	(11,103)	—	(11,103)
Limited partnership interests (1)	—	—	—	(22)	—	(22)	(420)	—	(420)
OTTI losses	$(68)	$(217)	$(285)	$(6,263)	$893	$(5,370)	$(20,613)	$4,656	$(15,957)
______________

(1)
Due to the adoption of the recognition and measurement accounting standard on January 1, 2018, equity securities and limited partnerships previously reported using the cost method are now reported at fair value with changes in fair value recognized in net income and are no longer included in the table above.

The total amount of OTTI losses included in AOCI at the time of impairment for fixed income securities, which were not included in earnings, are presented in the following table. The amounts exclude $1.9 million and $1.3 million as of December 31, 2018 and 2017, respectively, of net unrealized gains related to changes in valuation of the fixed income securities subsequent to the impairment measurement date.

($ in thousands)	December 31, 2018	December 31, 2017
CMBS	$(358)	$(975)
Rollforwards of the cumulative credit losses recognized in earnings for fixed income securities held as of December 31 are as follows:

($ in thousands)	2018	2017	2016
Beginning balance	$(3,192)	$(4,594)	$(1,173)
Additional credit loss for securities previously other-than-temporarily impaired	(285)	(128)	(357)
Additional credit loss for securities not previously other-than-temporarily impaired	—	(2,798)	(4,077)
Reduction in credit loss for securities disposed or collected	793	4,328	1,013
Ending balance	$(2,684)	$(3,192)	$(4,594)
The Company uses its best estimate of future cash flows expected to be collected from the fixed income security, discounted at the security’s original or current effective rate, as appropriate, to calculate a recovery value and determine whether a credit loss exists. The determination of cash flow estimates is inherently subjective and methodologies may vary depending on facts and circumstances specific to the security. All reasonably available information relevant to the collectability of the security, including past events, current conditions, and reasonable and supportable assumptions and forecasts, are considered when developing the estimate of cash flows expected to be collected. That information generally includes, but is not limited to, the remaining payment terms of the security, prepayment speeds, foreign exchange rates, the financial condition and future earnings potential of the issue or issuer, expected defaults, expected recoveries, the value of underlying collateral, vintage, geographic concentration of underlying collateral, available reserves or escrows, current subordination levels, third party guarantees and other credit enhancements. Other information, such as industry analyst reports and forecasts, sector credit ratings, financial condition of the bond insurer for insured fixed income securities, and other market data relevant to the realizability of contractual cash flows, may also be considered. The estimated fair value of collateral will be used to estimate recovery value if the Company determines that the security is dependent on the liquidation of collateral for ultimate settlement. If the estimated recovery value is less than the amortized cost of the security, a credit loss exists and an OTTI for the difference between the estimated recovery value and amortized cost is recorded in earnings. The portion of the unrealized loss related to factors other than credit remains classified in AOCI. If the Company determines that the fixed income security does not have sufficient cash flow or other information to estimate a recovery value for the security, the Company may conclude that the entire decline in fair value is deemed to be credit related and the loss is recorded in earnings.

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Unrealized net capital gains and losses
Unrealized net capital gains and losses included in AOCI are as follows:

($ in thousands)	Fair value	Gross unrealized		Unrealized net gains (losses)
December 31, 2018		Gains	Losses
Fixed income securities	$4,530,344	$225,355	$(70,121)	$155,234
Short-term investments	88,548	—	(4)	(4)
EMA limited partnerships (1)				(50)
Unrealized net capital gains and losses, pre-tax				155,180
Amounts recognized for:
Insurance reserves (2)				(80,628)
DAC and DSI (3)				(2,277)
Amounts recognized				(82,905)
Deferred income taxes				(15,178)
Unrealized net capital gains and losses, after-tax				$57,097
____________________

(1)
Unrealized net capital gains and losses for limited partnership interests represent the Company’s share of EMA limited partnerships’ other comprehensive income. Fair value and gross unrealized gains and losses are not applicable.

(2)
The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at lower interest rates, resulting in a premium deficiency. This adjustment primarily relates to structured settlement annuities with life contingencies (a type of immediate annuities with life contingencies).

(3)
The DAC and DSI adjustment balance represents the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized.

($ in thousands)	Fair value	Gross unrealized		Unrealized net gains (losses)
December 31, 2017		Gains	Losses
Fixed income securities	$4,917,725	$379,353	$(11,636)	$367,717
Equity securities	194,533	42,758	(388)	42,370
Short-term investments	88,786	—	(13)	(13)
EMA limited partnerships				(10)
Unrealized net capital gains and losses, pre-tax				410,064
Amounts recognized for:
Insurance reserves				(222,342)
DAC and DSI				(9,057)
Amounts recognized				(231,399)
Deferred income taxes				(37,520)
Unrealized net capital gains and losses, after-tax				$141,145
Change in unrealized net capital gains and losses
The change in unrealized net capital gains and losses for the years ended December 31 is as follows:

($ in thousands)	2018	2017	2016
Fixed income securities	$(212,483)	$29,700	$41,965
Equity securities (1)	—	32,927	12,743
Short-term investments	9	(12)	(3)
EMA limited partnerships	(40)	51	(3)
Total	(212,514)	62,666	54,702
Amounts recognized for:
Insurance reserves	141,714	(165,992)	(11,943)
DAC and DSI	6,780	1,465	(4,984)
Amounts recognized	148,494	(164,527)	(16,927)
Deferred income taxes	13,445	60,664	(13,221)
(Decrease) increase in unrealized net capital gains and losses, after-tax	$(50,575)	$(41,197)	$24,554
____________________

(1)
Upon adoption of the recognition and measurement accounting standard on January 1, 2018, $42.4 million of pre-tax unrealized net capital gains for equity securities were reclassified from AOCI to retained income. See Note 2 for further details.

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Portfolio monitoring
The Company has a comprehensive portfolio monitoring process to identify and evaluate each fixed income security whose carrying value may be other-than-temporarily impaired.
For each fixed income security in an unrealized loss position, the Company assesses whether management with the appropriate authority has made the decision to sell or whether it is more likely than not the Company will be required to sell the security before recovery of the amortized cost basis for reasons such as liquidity, contractual or regulatory purposes. If a security meets either of these criteria, the security’s decline in fair value is considered other than temporary and is recorded in earnings.
If the Company has not made the decision to sell the fixed income security and it is not more likely than not the Company will be required to sell the fixed income security before recovery of its amortized cost basis, the Company evaluates whether it expects to receive cash flows sufficient to recover the entire amortized cost basis of the security. The Company calculates the estimated recovery value by discounting the best estimate of future cash flows at the security’s original or current effective rate, as appropriate, and compares this to the amortized cost of the security. If the Company does not expect to receive cash flows sufficient to recover the entire amortized cost basis of the fixed income security, the credit loss component of the impairment is recorded in earnings, with the remaining amount of the unrealized loss related to other factors recognized in other comprehensive income.
The Company’s portfolio monitoring process includes a quarterly review of all securities to identify instances where the fair value of a security compared to its amortized cost is below established thresholds. The process also includes the monitoring of other impairment indicators such as ratings, ratings downgrades and payment defaults. The securities identified, in addition to other securities for which the Company may have a concern, are evaluated for potential OTTI using all reasonably available information relevant to the collectability or recovery of the security. Inherent in the Company’s evaluation of OTTI for these securities are assumptions and estimates about the financial condition and future earnings potential of the issue or issuer. Some of the factors that may be considered in evaluating whether a decline in fair value is other than temporary are: 1) the financial condition, near-term and long-term prospects of the issue or issuer, including relevant industry specific market conditions and trends, geographic location and implications of rating agency actions and offering prices; 2) the specific reasons that a security is in an unrealized loss position, including overall market conditions which could affect liquidity; and 3) the length of time and extent to which the fair value has been less than amortized cost.

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The following table summarizes the gross unrealized losses and fair value of fixed income and equity securities by the length of time that individual securities have been in a continuous unrealized loss position.

($ in thousands)	Less than 12 months			12 months or more			Total unrealized losses
	Number of issues	Fair value	Unrealized losses	Number of issues	Fair value	Unrealized losses

December 31, 2018
Fixed income securities
Municipal	1	$9,371	$(11)	1	$4,893	$(107)	$(118)
Corporate	451	1,308,566	(40,510)	123	480,729	(29,449)	(69,959)
ABS	1	10,010	(9)	1	9,878	(9)	(18)
RMBS	90	1,086	(5)	19	826	(19)	(24)
CMBS	—	—	—	1	113	(2)	(2)
Total fixed income securities	543	$1,329,033	$(40,535)	145	$496,439	$(29,586)	$(70,121)
Investment grade fixed income securities	309	$1,111,745	$(27,375)	122	$470,388	$(26,471)	$(53,846)
Below investment grade fixed income securities	234	217,288	(13,160)	23	26,051	(3,115)	(16,275)
Total fixed income securities	543	$1,329,033	$(40,535)	145	$496,439	$(29,586)	$(70,121)

December 31, 2017
Fixed income securities	3
U.S. government and agencies	2	$39,867	$(5)	—	$—	$—	$(5)
Municipal	1	4,925	(75)	—	—	—	(75)
Corporate	147	527,594	(4,216)	47	191,534	(6,727)	(10,943)
ABS	4	24,836	(127)	—	—	—	(127)
RMBS	47	1,720	(10)	24	216	(4)	(14)
CMBS	—	—	—	2	8,325	(472)	(472)
Redeemable preferred stock	1	1	—	—	—	—	—
Total fixed income securities	202	598,943	(4,433)	73	200,075	(7,203)	(11,636)
Equity securities	63	7,294	(330)	3	759	(58)	(388)
Total fixed income and equity securities	265	$606,237	$(4,763)	76	$200,834	$(7,261)	$(12,024)
Investment grade fixed income securities	137	$532,387	$(3,093)	64	$185,093	$(6,447)	$(9,540)
Below investment grade fixed income securities	65	66,556	(1,340)	9	14,982	(756)	(2,096)
Total fixed income securities	202	$598,943	$(4,433)	73	$200,075	$(7,203)	$(11,636)
As of December 31, 2018, $68.7 million of the $70.1 million unrealized losses are related to securities with an unrealized loss position less than 20% of amortized cost, the degree of which suggests that these securities do not pose a high risk of being other-than-temporarily impaired. Of the $68.7 million, $53.9 million are related to unrealized losses on investment grade fixed income securities. Of the remaining $14.8 million, $12.8 million have been in an unrealized loss position for less than 12 months. Investment grade is defined as a security having a rating of Aaa, Aa, A or Baa from Moody’s, a rating of AAA, AA, A or BBB from S&P Global Ratings (“S&P”), a comparable rating from another nationally recognized rating agency, or a comparable internal rating if an externally provided rating is not available. Market prices for certain securities may have credit spreads which imply higher or lower credit quality than the current third party rating. Unrealized losses on investment grade securities are principally related to an increase in market yields which may include increased risk-free interest rates and/or wider credit spreads since the time of initial purchase. The unrealized losses are expected to reverse as the securities approach maturity.
As of December 31, 2018, the remaining $1.5 million of unrealized losses are related to securities in unrealized loss positions greater than or equal to 20% of amortized cost and are related to below investment grade fixed income securities.
ABS, RMBS and CMBS in an unrealized loss position were evaluated based on actual and projected collateral losses relative to the securities’ positions in the respective securitization trusts, security specific expectations of cash flows, and credit ratings. This evaluation also takes into consideration credit enhancement, measured in terms of (i) subordination from other classes of securities in the trust that are contractually obligated to absorb losses before the class of security the Company owns, and (ii) the expected impact of other structural features embedded in the securitization trust beneficial to the class of securities the Company owns, such as overcollateralization and excess spread. Municipal bonds in an unrealized loss position were evaluated based on the underlying credit quality of the primary obligor, obligation type and quality of the underlying assets.
As of December 31, 2018, the Company has not made the decision to sell and it is not more likely than not the Company will be required to sell fixed income securities with unrealized losses before recovery of the amortized cost basis.

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Limited partnerships
Investments in limited partnership interests include interests in private equity funds, real estate funds and other funds. As of December 31, 2018 and 2017, the carrying value of EMA limited partnerships totaled $278.1 million and $282.8 million, respectively, and the limited partnerships carried at fair value as of December 31, 2018, while at cost method as of December 2017, totaled $104.8 million and $80.5 million, respectively. Principal factors influencing carrying value appreciation or decline include operating performance, comparable public company earnings multiples, capitalization rates and the economic environment. For EMA limited partnerships, the Company recognizes an impairment loss when evidence demonstrates that the loss is other than temporary. Evidence of a loss in value that is other than temporary may include the absence of an ability to recover the carrying amount of the investment or the inability of the investee to sustain a level of earnings that would justify the carrying amount of the investment. Changes in fair value limited partnerships are recorded through net investment income and therefore are not tested for impairment.
Mortgage loans
The Company’s mortgage loans are commercial mortgage loans collateralized by a variety of commercial real estate property types located across the United States and totaled, net of valuation allowance, $696.1 million and $629.1 million as of December 31, 2018 and 2017, respectively. Substantially all of the commercial mortgage loans are non-recourse to the borrower.
The following table shows the principal geographic distribution of commercial real estate represented in the Company’s mortgage loan portfolio. No other state represented more than 5% of the portfolio as of December 31.

(% of mortgage loan portfolio carrying value)	2018	2017
California	18.4%	19.4%
Texas	16.1	14.5
North Carolina	8.8	5.0
New Jersey	6.6	8.5
Nevada	6.3	3.8
Illinois	6.1	5.7
The types of properties collateralizing the mortgage loans as of December 31 are as follows:

(% of mortgage loan portfolio carrying value)	2018	2017
Apartment complex	31.3%	26.3%
Office buildings	27.2	28.2
Retail	17.3	19.3
Warehouse	15.7	16.5
Other	8.5	9.7
Total	100.0%	100.0%
The contractual maturities of the mortgage loan portfolio as of December 31, 2018 are as follows:

($ in thousands)	Number of loans	Carrying value	Percent
2019	1	$10,000	1.4%
2020	6	27,402	3.9
2021	11	69,528	10.0
2022	13	84,178	12.1
Thereafter	68	504,954	72.6
Total	99	$696,062	100.0%
Mortgage loans are evaluated for impairment on a specific loan basis through a quarterly credit monitoring process and review of key credit quality indicators. Mortgage loans are considered impaired when it is probable that the Company will not collect the contractual principal and interest. Valuation allowances are established for impaired loans to reduce the carrying value to the fair value of the collateral less costs to sell or the present value of the loan’s expected future repayment cash flows discounted at the loan’s original effective interest rate. Impaired mortgage loans may not have a valuation allowance when the fair value of the collateral less costs to sell is higher than the carrying value. Valuation allowances are adjusted for subsequent changes in the fair value of the collateral less costs to sell or present value of the loan’s expected future repayment cash flows. Mortgage loans are charged off against their corresponding valuation allowances when there is no reasonable expectation of recovery. The impairment evaluation is non-statistical in respect to the aggregate portfolio but considers facts and circumstances attributable to each loan. It is not considered probable that additional impairment losses, beyond those identified on a specific loan basis, have been incurred as of December 31, 2018.

20

Accrual of income is suspended for mortgage loans that are in default or when full and timely collection of principal and interest payments is not probable. Cash receipts on mortgage loans on nonaccrual status are generally recorded as a reduction of carrying value.
Debt service coverage ratio is considered a key credit quality indicator when mortgage loans are evaluated for impairment. Debt service coverage ratio represents the amount of estimated cash flows from the property available to the borrower to meet principal and interest payment obligations. Debt service coverage ratio estimates are updated annually or more frequently if conditions are warranted based on the Company’s credit monitoring process.
The following table reflects the carrying value of non-impaired mortgage loans summarized by debt service coverage ratio distribution as of December 31.

($ in thousands)	2018			2017
Debt service coverage ratio distribution	Fixed rate mortgage loans	Variable rate mortgage loans	Total	Fixed rate mortgage loans	Variable rate mortgage loans	Total
Below 1.0	$—	$—	$—	$—	$—	$—
1.0 - 1.25	25,447	—	25,447	50,411	—	50,411
1.26 - 1.50	189,063	—	189,063	172,800	—	172,800
Above 1.50	453,153	28,399	481,552	405,931	—	405,931
Total non-impaired mortgage loans	$667,663	$28,399	$696,062	$629,142	$—	$629,142
Mortgage loans with a debt service coverage ratio below 1.0 that are not considered impaired primarily relate to instances where the borrower has the financial capacity to fund the revenue shortfalls from the properties for the foreseeable term, the decrease in cash flows from the properties is considered temporary, or there are other risk mitigating circumstances such as additional collateral, escrow balances or borrower guarantees.
There were no impaired mortgage loans and no valuation allowances as of December 31, 2018 or 2017. Payments on all mortgage loans were current as of December 31, 2018, 2017 and 2016.
Municipal bonds
The Company maintains a diversified portfolio of municipal bonds which totaled $703.9 million and $729.3 million as of December 31, 2018 and 2017, respectively. The municipal bond portfolio includes general obligations of state and local issuers and revenue bonds (including pre refunded bonds, which are bonds for which an irrevocable trust has been established to fund the remaining payments of principal and interest). The following table shows the principal geographic distribution of municipal bond issuers represented in the Company’s portfolio as of December 31. No other state represents more than 5% of the portfolio.

(% of municipal bond portfolio carrying value)	2018	2017
California	28.1%	27.7%
Texas	12.2	11.9
Oregon	7.6	7.2
Illinois	5.9	5.8
Short-term investments
Short-term investments, including money market funds, commercial paper, U.S. Treasury bills and other short-term investments, are carried at fair value. As of December 31, 2018 and 2017, the fair value of short-term investments totaled $88.5 million and $88.8 million, respectively.
Policy loans
Policy loans are carried at unpaid principal balances. As of December 31, 2018 and 2017, the carrying value of policy loans totaled $39.4 million and $39.6 million, respectively.
Other investments
Other investments consist of derivatives. Derivatives are carried at fair value. As of December 31, 2018 and 2017, the fair value of derivatives totaled $653 thousand and $3.1 million, respectively.
Concentration of credit risk
As of December 31, 2018, the Company is not exposed to any credit concentration risk of a single issuer and its affiliates greater than 10% of the Company’s shareholder’s equity, other than the U.S. government and its agencies.

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Securities loaned
The Company’s business activities include securities lending programs with third parties, mostly large banks. As of December 31, 2018 and 2017, fixed income and equity securities with a carrying value of $66.6 million and $57.4 million, respectively, were on loan under these agreements. Interest income on collateral, net of fees, was $286 thousand, $235 thousand and $306 thousand in 2018, 2017 and 2016, respectively.
Other investment information
Included in fixed income securities are below investment grade assets totaling $279.2 million and $311.3 million as of December 31, 2018 and 2017, respectively.
As of December 31, 2018, fixed income securities with a carrying value of $2.2 million were on deposit with regulatory authorities as required by law.
As of December 31, 2018, there were no fixed income securities or other investments that were non-income producing.
6. Fair Value of Assets and Liabilities
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchy for inputs used in determining fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available. Assets and liabilities recorded on the Statements of Financial Position at fair value are categorized in the fair value hierarchy based on the observability of inputs to the valuation techniques as follows:

Level 1:	Assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company can access.

Level 2:	Assets and liabilities whose values are based on the following:
(a) Quoted prices for similar assets or liabilities in active markets;
(b) Quoted prices for identical or similar assets or liabilities in markets that are not active; or
(c) Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset or liability.

Level 3:
Assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect the Company’s estimates of the assumptions that market participants would use in valuing the assets and liabilities.

The availability of observable inputs varies by instrument. In situations where fair value is based on internally developed pricing models or inputs that are unobservable in the market, the determination of fair value requires more judgment. The degree of judgment exercised by the Company in determining fair value is typically greatest for instruments categorized in Level 3. In many instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy.  The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company uses prices and inputs that are current as of the measurement date, including during periods of market disruption. In periods of market disruption, the ability to observe prices and inputs may be reduced for many instruments.
The Company is responsible for the determination of fair value and the supporting assumptions and methodologies. The Company gains assurance that assets and liabilities are appropriately valued through the execution of various processes and controls designed to ensure the overall reasonableness and consistent application of valuation methodologies, including inputs and assumptions, and compliance with accounting standards. For fair values received from third parties or internally estimated, the Company’s processes and controls are designed to ensure that the valuation methodologies are appropriate and consistently applied, the inputs and assumptions are reasonable and consistent with the objective of determining fair value, and the fair values are accurately recorded. For example, on a continuing basis, the Company assesses the reasonableness of individual fair values that have stale security prices or that exceed certain thresholds as compared to previous fair values received from valuation service providers or brokers or derived from internal models. The Company performs procedures to understand and assess the methodologies, processes and controls of valuation service providers. In addition, the Company may validate the reasonableness of fair values by comparing information obtained from valuation service providers or brokers to other third party valuation sources for selected securities. The Company performs ongoing price validation procedures such as back-testing of actual sales, which corroborate the various inputs used in internal models to market observable data. When fair value determinations are expected to be more variable, the Company validates them through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions.
The Company has two types of situations where investments are classified as Level 3 in the fair value hierarchy. The first is where specific inputs significant to the fair value estimation models are not market observable. This primarily occurs in the

22

Company’s use of broker quotes to value certain securities where the inputs have not been corroborated to be market observable, and the use of valuation models that use significant non-market observable inputs.
The second situation where the Company classifies securities in Level 3 is where quotes continue to be received from independent third-party valuation service providers and all significant inputs are market observable; however, there has been a significant decrease in the volume and level of activity for the asset when compared to normal market activity such that the degree of market observability has declined to a point where categorization as a Level 3 measurement is considered appropriate. The indicators considered in determining whether a significant decrease in the volume and level of activity for a specific asset has occurred include the level of new issuances in the primary market, trading volume in the secondary market, the level of credit spreads over historical levels, applicable bid-ask spreads, and price consensus among market participants and other pricing sources.
Certain assets are not carried at fair value on a recurring basis, including investments such as mortgage loans and policy loans. Accordingly, such investments are only included in the fair value hierarchy disclosure when the investment is subject to remeasurement at fair value after initial recognition and the resulting remeasurement is reflected in the financial statements.
In determining fair value, the Company principally uses the market approach which generally utilizes market transaction data for the same or similar instruments. To a lesser extent, the Company uses the income approach which involves determining fair values from discounted cash flow methodologies. For the majority of Level 2 and Level 3 valuations, a combination of the market and income approaches is used.
Summary of significant valuation techniques for assets and liabilities measured at fair value on a recurring basis
Level 1 measurements

•	Fixed income securities: Comprise certain U.S. Treasury fixed income securities. Valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

•	Equity securities: Comprise actively traded, exchange-listed equity securities. Valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

•
Short-term: Comprise U.S Treasury bills valued based on unadjusted quoted prices for identical assets in active markets that the Company can access and actively traded money market funds that have daily quoted net asset values for identical assets that the Company can access.

•
Separate account assets: Comprise actively traded mutual funds that have daily quoted net asset values that are readily determinable for identical assets that the Company can access. Net asset values for the actively traded mutual funds in which the separate account assets are invested are obtained daily from the fund managers.

Level 2 measurements

•	Fixed income securities:
U.S. government and agencies: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.
Municipal: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.
Corporate - public: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.
Corporate - privately placed: Valued using a discounted cash flow model that is widely accepted in the financial services industry and uses market observable inputs and inputs derived principally from, or corroborated by, observable market data. The primary inputs to the discounted cash flow model include an interest rate yield curve, as well as published credit spreads for similar assets in markets that are not active that incorporate the credit quality and industry sector of the issuer.
Foreign government: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.
ABS - consumer and other: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, prepayment speeds, collateral performance and credit spreads. Certain ABS - consumer and other are valued based on non-binding broker quotes whose inputs have been corroborated to be market observable.
RMBS: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, prepayment speeds, collateral performance and credit spreads.

23

CMBS: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, collateral performance and credit spreads.
Redeemable preferred stock: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, underlying stock prices and credit spreads.

•	Equity securities: The primary inputs to the valuation include quoted prices or quoted net asset values for identical or similar assets in markets that are not active.

•	Short-term: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.

•	Other investments: Free-standing exchange listed derivatives that are not actively traded are valued based on quoted prices for identical instruments in markets that are not active.
Over-the-counter (“OTC”) derivatives, including foreign exchange forward contracts and options, are valued using models that rely on inputs such as currency rates that are observable for substantially the full term of the contract.  The valuation techniques underlying the models are widely accepted in the financial services industry and do not involve significant judgment.
Level 3 measurements

•	Fixed income securities:
Municipal: Comprise municipal bonds that are not rated by third party credit rating agencies. The primary inputs to the valuation of these municipal bonds include quoted prices for identical or similar assets in markets that exhibit less liquidity relative to those markets supporting Level 2 fair value measurements, contractual cash flows, benchmark yields and credit spreads. Also included are municipal bonds valued based on non-binding broker quotes where the inputs have not been corroborated to be market observable.
Corporate - public and Corporate - privately placed: Primarily valued based on non-binding broker quotes where the inputs have not been corroborated to be market observable. Other inputs include an interest rate yield curve, as well as published credit spreads for similar assets that incorporate the credit quality and industry sector of the issuer.
ABS - consumer and other: Valued based on non-binding broker quotes received from brokers who are familiar with the investments and where the inputs have not been corroborated to be market observable.

•
Equity securities: The primary inputs to the valuation include quoted prices or quoted net asset values for identical or similar assets in markets that exhibit less liquidity relative to those markets supporting Level 2 fair value measurements.

•
Other investments: Certain OTC derivatives, such as interest rate caps, are valued using models that are widely accepted in the financial services industry. These are categorized as Level 3 as a result of the significance of non-market observable inputs such as volatility. Other primary inputs include interest rate yield curves.

•
Other assets: Includes a structured settlement annuity reinsurance agreement accounted for as a derivative instrument that is valued internally. The model primarily uses stochastically determined cash flows, ultimate reinvestment spreads and applicable market data, such as interest rate and volatility assumptions. This item is categorized as Level 3 as a result of the significance of non-market observable inputs.

•
Contractholder funds: Derivatives embedded in certain life and annuity contracts are valued internally using models widely accepted in the financial services industry that determine a single best estimate of fair value for the embedded derivatives within a block of contractholder liabilities. The models primarily use stochastically determined cash flows based on the contractual elements of embedded derivatives, projected option cost and applicable market data, such as interest rate yield curves and equity index volatility assumptions. These are categorized as Level 3 as a result of the significance of non-market observable inputs.

Assets and liabilities measured at fair value on a non-recurring basis
Mortgage loans written-down to fair value in connection with recognizing impairments are valued based on the fair value of the underlying collateral less costs to sell.
Investments excluded from the fair value hierarchy
Limited partnerships carried at fair value, which do not have readily determinable fair values, use NAV provided by the investees and are excluded from the fair value hierarchy. These investments are generally not redeemable by the investees and generally cannot be sold without approval of the general partner. The Company receives distributions of income and proceeds from the liquidation of the underlying assets of the investees, which usually takes place in years 4-9 of the typical contractual life of 10-12 years. As of December 31, 2018, the Company has commitments to invest $40 million in these limited partnership interests.

24

The following table summarizes the Company’s assets and liabilities measured at fair value as of December 31, 2018.

($ in thousands)	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Counterparty and cash collateral netting	Balance as of December 31, 2018
Assets
Fixed income securities:
U.S. government and agencies	$36,299	$49,165	$—		$85,464
Municipal	—	683,102	20,821		703,923
Corporate - public	—	2,437,942	6,761		2,444,703
Corporate - privately placed	—	1,097,968	11,190		1,109,158
Foreign government	—	136,822	—		136,822
ABS - consumer and other	—	19,888	—		19,888
RMBS	—	15,079	—		15,079
CMBS	—	6,337	—		6,337
Redeemable preferred stock	—	8,970	—		8,970
Total fixed income securities	36,299	4,455,273	38,772		4,530,344
Equity securities	172,077	731	12,162		184,970
Short-term investments	50,353	38,195	—		88,548
Other investments: Free-standing derivatives	—	1,240	394	$(981)	653
Separate account assets	241,710	—	—		241,710
Other assets	1	—	169,386		169,387
Total recurring basis assets	$500,440	$4,495,439	$220,714	$(981)	$5,215,612
% of total assets at fair value	9.6%	86.2%	4.2%	—%	100.0%

Investments reported at NAV					104,778
Total					$5,320,390

Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$—	$—	$(3,801)		$(3,801)
Other liabilities: Free-standing derivatives	—	(192)	—	$11	(181)
Total recurring basis liabilities	$—	$(192)	$(3,801)	$11	$(3,982)
% of total liabilities at fair value	—%	4.8%	95.5%	(0.3)%	100.0%

25

The following table summarizes the Company’s assets and liabilities measured at fair value as of December 31, 2017.

($ in thousands)	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Counterparty and cash collateral netting	Balance as of December 31, 2017
Assets
Fixed income securities:
U.S. government and agencies	$42,427	$85,625	$—		$128,052
Municipal	—	708,155	21,178		729,333
Corporate - public	—	2,565,223	7,312		2,572,535
Corporate - privately placed	—	1,167,218	55,978		1,223,196
Foreign government	—	179,765	—		179,765
ABS - consumer and other	—	26,603	15,205		41,808
RMBS	—	21,955	—		21,955
CMBS	—	11,408	—		11,408
Redeemable preferred stock	—	9,672	1		9,673
Total fixed income securities	42,427	4,775,624	99,674		4,917,725
Equity securities	186,446	928	7,159		194,533
Short-term investments	20,594	68,192	—		88,786
Other investments: Free-standing derivatives	—	2,885	336	$(115)	3,106
Separate account assets	293,836	—	—		293,836
Other assets	—	—	166,290		166,290
Total recurring basis assets	$543,303	$4,847,629	$273,459	$(115)	$5,664,276
% of total assets at fair value	9.6%	85.6%	4.8%	—%	100.0%

Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$—	$—	$(4,796)		$(4,796)
Other liabilities: Free-standing derivatives	—	(1,601)	—	$345	(1,256)
Total recurring basis liabilities	$—	$(1,601)	$(4,796)	$345	$(6,052)
% of total liabilities at fair value	—%	26.5%	79.2%	(5.7)%	100.0%
The following table summarizes quantitative information about the significant unobservable inputs used in Level 3 fair value measurements.

($ in thousands)	Fair value	Valuation technique	Unobservable input	Range	Weighted average
December 31, 2018
Other assets - Structured settlement annuity reinsurance agreement	$169,386	Stochastic cash flow model	Ultimate reinvestment spreads	129.8 - 218.6 basis points	169.3 basis points
December 31, 2017
Other assets - Structured settlement annuity reinsurance agreement	$166,290	Stochastic cash flow model	Ultimate reinvestment spreads	129.8 - 218.6 basis points	169.3 basis points
If the ultimate reinvestment spreads increased (decreased), it would result in a lower (higher) fair value.
As of December 31, 2018 and 2017, Level 3 fair value measurements of fixed income securities total $38.8 million and $99.7 million, respectively, and include $33.4 million and $94.0 million, respectively, of securities valued based on non-binding broker quotes where the inputs have not been corroborated to be market observable. The Company does not develop the unobservable inputs used in measuring fair value; therefore, these are not included in the table above. However, an increase (decrease) in credit spreads for fixed income securities valued based on non-binding broker quotes would result in a lower (higher) fair value.

26

The following table presents the rollforward of Level 3 assets and liabilities held at fair value during the year ended December 31, 2018.

($ in thousands)		Total gains (losses) included in:
	Balance as of December 31, 2017	Net income (1)	OCI	Transfers into Level 3	Transfers out of Level 3
Assets
Fixed income securities:
Municipal	$21,178	$—	$(357)	$—	$—
Corporate - public	7,312	1	(383)	—	—
Corporate - privately placed	55,978	4	(639)	—	(22,956)
ABS - consumer and other	15,205	—	(205)	—	—
Redeemable preferred stock	1	—	—	—	(1)
Total fixed income securities	99,674	5	(1,584)	—	(22,957)
Equity securities	7,159	2,600	(5)	—	—
Free-standing derivatives, net	336	65	—	—	—
Other assets	166,290	3,096	—	—	—
Total recurring Level 3 assets	$273,459	$5,766	$(1,589)	$—	$(22,957)
Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$(4,796)	$995	$—	$—	$—
Total recurring Level 3 liabilities	$(4,796)	$995	$—	$—	$—

	Purchases	Sales	Issues	Settlements	Balance as of December 31, 2018
Assets
Fixed income securities:
Municipal	$—	$—	$—	$—	$20,821
Corporate - public	—	—	—	(169)	6,761
Corporate - privately placed	—	—	—	(21,197)	11,190
ABS - consumer and other	—	—	—	(15,000)	—
Redeemable preferred stock	—	—	—	—	—
Total fixed income securities	—	—	—	(36,366)	38,772
Equity securities	3,723	(1,315)	—	—	12,162
Free-standing derivatives, net	66	—	—	(73)	394
Other assets	—	—	—	—	169,386
Total recurring Level 3 assets	$3,789	$(1,315)	$—	$(36,439)	$220,714
Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$—	$—	$—	$—	$(3,801)
Total recurring Level 3 liabilities	$—	$—	$—	$—	$(3,801)
_______________
(1) The effect to net income totals $6.8 million and is reported in the Statements of Operations and Comprehensive Income as follows: $5.8 million in realized capital gains and losses, $3 thousand in net investment income, $1.3 million in interest credited to contractholder funds and $(326) thousand in contract benefits.

27

The following table presents the rollforward of Level 3 assets and liabilities held at fair value during the year ended December 31, 2017.

($ in thousands)		Total gains (losses) included in:
	Balance as of December 31, 2016	Net income (1)	OCI	Transfers into Level 3	Transfers out of Level 3
Assets
Fixed income securities:
Municipal	$22,723	$15	$347	$—	$—
Corporate - public	4,091	—	(64)	—	(1,565)
Corporate - privately placed	75,713	4,080	(4,520)	—	—
ABS - consumer and other	14,803	—	402	—	—
Redeemable preferred stock	—	—	—	—	—
Total fixed income securities	117,330	4,095	(3,835)	—	(1,565)
Equity securities	5,920	585	492	—	(275)
Free-standing derivatives, net	311	(54)	—	—	—
Other assets	109,578	56,712	—	—	—
Total recurring Level 3 assets	$233,139	$61,338	$(3,343)	$—	$(1,840)
Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$(7,177)	$2,381	$—	$—	$—
Total recurring Level 3 liabilities	$(7,177)	$2,381	$—	$—	$—

	Purchases	Sales	Issues	Settlements	Balance as of December 31, 2017
Assets
Fixed income securities:
Municipal	$—	$—	$—	$(1,907)	$21,178
Corporate - public	4,989	—	—	(139)	7,312
Corporate - privately placed	—	(18,000)	—	(1,295)	55,978
ABS - consumer and other	—	—	—	—	15,205
Redeemable preferred stock	1	—	—	—	1
Total fixed income securities	4,990	(18,000)	—	(3,341)	99,674
Equity securities	1,018	(581)	—	—	7,159
Free-standing derivatives, net	127	—	—	(48)	336
Other assets	—	—	—	—	166,290
Total recurring Level 3 assets	$6,135	$(18,581)	$—	$(3,389)	$273,459
Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$—	$—	$—	$—	$(4,796)
Total recurring Level 3 liabilities	$—	$—	$—	$—	$(4,796)
_______________
(1) The effect to net income totals $63.7 million and is reported in the Statements of Operations and Comprehensive Income as follows: $60.7 million in realized capital gains and losses, $606 thousand in net investment income, $(556) thousand in interest credited to contractholder funds and $2.9 million in contract benefits.

28

The following table presents the rollforward of Level 3 assets and liabilities held at fair value during the year ended December 31, 2016.

($ in thousands)		Total gains (losses) included in:
	Balance as of December 31, 2015	Net income (1)	OCI	Transfers into Level 3	Transfers out of Level 3
Assets
Fixed income securities:
Municipal	$32,286	$355	$(495)	$—	$—
Corporate - public	10,139	(2)	(14)	1,655	(7,479)
Corporate - privately placed	211,858	(4,074)	7,947	—	(131,723)
ABS - CDO	9,650	—	350	—	—
ABS - consumer and other	15,704	—	(901)	—	—
Total fixed income securities	279,637	(3,721)	6,887	1,655	(139,202)
Equity securities	6,935	(4,463)	1,001	—	—
Free-standing derivatives, net	329	(30)	—	—	—
Other assets	82,774	26,804	—	—	—
Total recurring Level 3 assets	$369,675	$18,590	$7,888	$1,655	$(139,202)
Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$(7,900)	$723	$—	$—	$—
Total recurring Level 3 liabilities	$(7,900)	$723	$—	$—	$—

	Purchases	Sales	Issues	Settlements	Balance as of December 31, 2016
Assets
Fixed income securities:
Municipal	$—	$(7,515)	$—	$(1,908)	$22,723
Corporate - public	—	—	—	(208)	4,091
Corporate - privately placed	697	—	—	(8,992)	75,713
ABS - CDO	—	—	—	(10,000)	—
ABS - consumer and other	—	—	—	—	14,803
Total fixed income securities	697	(7,515)	—	(21,108)	117,330
Equity securities	2,987	(540)	—	—	5,920
Free-standing derivatives, net	103	—	—	(91)	311
Other assets	—	—	—	—	109,578
Total recurring Level 3 assets	$3,787	$(8,055)	$—	$(21,199)	$233,139
Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$—	$—	$—	$—	$(7,177)
Total recurring Level 3 liabilities	$—	$—	$—	$—	$(7,177)
________
(1) The effect to net income totals $19.3 million and is reported in the Statements of Operations and Comprehensive Income as follows: $18.6 million in realized capital gains and losses, $44 thousand in net investment income, $(702) thousand in interest credited to contractholder funds and $1.4 million in contract benefits.
Transfers between level categorizations may occur due to changes in the availability of market observable inputs, which generally are caused by changes in market conditions such as liquidity, trading volume or bid-ask spreads. Transfers between level categorizations may also occur due to changes in the valuation source, including situations where a fair value quote is not provided by the Company’s independent third-party valuation service provider resulting in the price becoming stale or replaced with a broker quote whose inputs have not been corroborated to be market observable. This situation will result in, the transfer of a security into Level 3. Transfers in and out of level categorizations are reported as having occurred at the beginning of the quarter in which the transfer occurred. Therefore, for all transfers into Level 3, all realized and changes in unrealized gains and losses in the quarter of transfer are reflected in the Level 3 rollforward table.
There were no transfers between Level 1 and Level 2 during 2018, 2017 or 2016.
Transfers into Level 3 during 2016 included situations where a fair value quote was not provided by the Company’s independent third-party valuation service provider and as a result the price was stale or had been replaced with a broker quote where the inputs had not been corroborated to be market observable resulting in the security being classified as Level 3. Transfers out of Level 3

29

during 2018, 2017 and 2016 included situations where a broker quote was used in the prior period and a fair value quote became available from the Company’s independent third-party valuation service provider in the current period. A quote utilizing the new pricing source was not available as of the prior period, and any gains or losses related to the change in valuation source for individual securities were not significant.
The table below provides valuation changes included in net income for Level 3 assets and liabilities held as of December 31.

($ in thousands)	2018	2017	2016
Assets
Fixed income securities:
Municipal	$—	$15	$16
Corporate	3	5	(4,079)
Total fixed income securities	3	20	(4,063)
Free-standing derivatives, net	65	(55)	(30)
Equity securities	2,594	586	—
Other assets	3,096	56,712	26,804
Total recurring Level 3 assets	$5,758	$57,263	$22,711

Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$995	$2,381	$723
Total recurring Level 3 liabilities	$995	$2,381	$723
The amounts in the table above represent the change in unrealized gains and losses included in net income for the period of time that the asset or liability was held and determined to be in Level 3. These gains and losses total $6.8 million in 2018 and are reported as follows: $5.8 million in realized capital gains and losses, $3 thousand in net investment income, $1.3 million in interest credited to contractholder funds and $(326) thousand in contract benefits. These gains and losses total $59.6 million in 2017 and are reported as follows: $56.7 million in realized capital gains and losses, $606 thousand in net investment income, $(556) thousand in interest credited to contractholder funds and $2.9 million in contract benefits. These gains and losses total $23.4 million in 2016 and are reported as follows: $22.7 million in realized capital gains and losses, $14 thousand in net investment income, $(702) thousand in interest credited to contractholder funds and $1.4 million in contract benefits.
Presented below are the carrying values and fair value estimates of financial instruments not carried at fair value.
Financial assets

($ in thousands)		December 31, 2018		December 31, 2017
	Fair value level	Carrying value	Fair value	Carrying value	Fair value
Mortgage loans	Level 3	$696,062	$699,936	$629,142	$655,601
Financial liabilities

($ in thousands)		December 31, 2018		December 31, 2017
	Fair value level	Carrying value	Fair value	Carrying value	Fair value
Contractholder funds on investment contracts	Level 3	$1,755,866	$1,821,641	$1,944,244	$2,062,405
Liability for collateral	Level 2	69,788	69,788	59,067	59,067

7.	Derivative Financial Instruments and Off-balance sheet Financial Instruments
The Company uses derivatives for risk reduction focused on managing the risks with certain assets and liabilities arising from the potential adverse impacts from changes in risk-free interest rates, changes in equity market valuations and foreign currency fluctuations.
Asset-liability management is a risk management strategy that is principally employed to balance the respective interest-rate sensitivities of the Company’s assets and liabilities. Depending upon the attributes of the assets acquired and liabilities issued, derivative instruments such as interest rate caps are utilized to change the interest rate characteristics of existing assets and liabilities to ensure the relationship is maintained within specified ranges and to reduce exposure to rising or falling interest rates. Futures and options are used for hedging the equity exposure contained in the Company’s equity indexed life product contracts that offer equity returns to contractholders. Foreign currency forwards are primarily used by the Company to reduce the foreign currency risk associated with holding foreign currency denominated investments. The Company also has a reinsurance treaty that is recorded as a derivative instrument, under which it primarily cedes reinvestment related risk on its structured settlement annuities to ALIC.

30

The Company also has derivatives embedded in non-derivative host contracts that are required to be separated from the host contracts and accounted for at fair value with changes in fair value of embedded derivatives reported in net income. The Company’s primary embedded derivatives are guaranteed minimum accumulation and withdrawal benefits in reinsured variable annuity contracts, and equity options in life product contracts, which provide returns linked to equity indices to contractholders.
The notional amounts specified in the contracts are used to calculate the exchange of contractual payments under the agreements and are generally not representative of the potential for gain or loss on these agreements.
Fair value, which is equal to the carrying value, is the estimated amount that the Company would receive or pay to terminate the derivative contracts at the reporting date. The carrying value amounts for OTC derivatives are further adjusted for the effects, if any, of enforceable master netting agreements and are presented on a net basis, by counterparty agreement, in the Statements of Financial Position.
Non-hedge accounting is generally used for “portfolio” level hedging strategies where the terms of the individual hedged items do not meet the strict homogeneity requirements to permit the application of hedge accounting. For non-hedge derivatives, net income includes changes in fair value and accrued periodic settlements, when applicable. With the exception of non-hedge embedded derivatives, all of the Company’s derivatives are evaluated for their ongoing effectiveness as either accounting hedge or non-hedge derivative financial instruments on at least a quarterly basis.
The following table provides a summary of the volume and fair value positions of derivative instruments as well as their reporting location in the Statement of Financial Position as of December 31, 2018. None of these derivatives are designated as accounting hedging instruments.

($ in thousands, except number of contracts)		Volume (1)
	Balance sheet location	Notional amount	Number of contracts	Fair value, net	Gross asset	Gross liability
Asset derivatives
Interest rate contracts
Interest rate cap agreements	Other investments	$1,500	n/a	$17	$17	$—
Equity and index contracts
Options	Other investments	—	122	556	556	—
Futures	Other assets	—	1	1	1	—
Foreign currency contracts
Foreign currency forwards	Other investments	16,091	n/a	670	684	(14)
Total asset derivatives		$17,591	123	$1,244	$1,258	$(14)

Liability derivatives
Interest rate contracts
Interest rate cap agreements	Other liabilities & accrued expenses	$12,600	n/a	$377	$377	$—
Equity and index contracts
Options	Other liabilities & accrued expenses	—	121	(178)	—	(178)
Embedded derivative financial instruments
Guaranteed accumulation benefits	Contractholder funds	25,381	n/a	(3,003)	—	(3,003)
Guaranteed withdrawal benefits	Contractholder funds	14,507	n/a	(398)	—	(398)
Equity-indexed options in life product contracts	Contractholder funds	36,265	n/a	(400)	—	(400)
Total liability derivatives		88,753	121	(3,602)	$377	$(3,979)

Total derivatives		$106,344	244	$(2,358)
_________________

(1)
Volume for OTC derivative contracts is represented by their notional amounts. Volume for exchange traded derivatives is represented by the number of contracts, which is the basis on which they are traded. (n/a = not applicable)

31

The following table provides a summary of the volume and fair value positions of derivative instruments as well as their reporting location in the Statement of Financial Position as of December 31, 2017. None of these derivatives are designated as accounting hedging instruments.

($ in thousands, except number of contracts)		Volume (1)
	Balance sheet location	Notional amount	Number of contracts	Fair value, net	Gross asset	Gross liability
Asset derivatives
Interest rate contracts
Interest rate cap agreements	Other investments	$13,500	n/a	$318	$318	$—
Equity and index contracts
Options	Other investments	—	105	2,800	2,800	—
Foreign currency contracts
Foreign currency forwards	Other investments	140	n/a	(12)	—	(12)
Other contracts
Structured settlement annuity reinsurance agreement	Other assets	—	n/a	166,290	166,290	—
Total asset derivatives		$13,640	105	$169,396	$169,408	$(12)

Liability derivatives
Interest rate contracts
Interest rate cap agreements	Other liabilities & accrued expenses	$2,300	n/a	$18	$18	$—
Equity and index contracts
Options and futures	Other liabilities & accrued expenses	—	106	(1,149)	—	(1,149)
Foreign currency contracts
Foreign currency forwards	Other liabilities & accrued expenses	24,622		(355)	85	(440)
Embedded derivative financial instruments
Guaranteed accumulation benefits	Contractholder funds	32,447	n/a	(2,754)	—	(2,754)
Guaranteed withdrawal benefits	Contractholder funds	17,774	n/a	(321)	—	(321)
Equity-indexed options in life product contracts	Contractholder funds	28,833	n/a	(1,721)	—	(1,721)
Total liability derivatives		105,976	106	(6,282)	$103	$(6,385)

Total derivatives		$119,616	211	$163,114
_________________

(1)
Volume for OTC derivative contracts is represented by their notional amounts. Volume for exchange traded derivatives is represented by the number of contracts, which is the basis on which they are traded. (n/a = not applicable)

The following table provides gross and net amounts for the Company’s OTC derivatives, all of which are subject to enforceable master netting agreements.

($ in thousands)		Offsets
	Gross amount	Counter- party netting	Cash collateral (received) pledged	Net amount on balance sheet	Securities collateral (received) pledged	Net amount
December 31, 2018
Asset derivatives	$1,078	$(391)	$(590)	$97	$—	$97
Liability derivatives	(14)	391	(380)	(3)	—	(3)

December 31, 2017
Asset derivatives	$421	$(115)	$—	$306	$—	$306
Liability derivatives	(452)	115	230	(107)	—	(107)

32

The following tables present gains and losses from valuation and settlements reported on derivatives in the Statements of Operations and Comprehensive Income.

($ in thousands)	Realized capital gains and losses	Contract benefits	Interest credited to contractholder funds	Total gain (loss) recognized in net income on derivatives
2018
Interest rate contracts	$65	$—	$—	$65
Equity and index contracts	—	—	(768)	(768)
Embedded derivative financial instruments	—	(326)	1,321	995
Foreign currency contracts	887	—	—	887
Other contracts - structured settlement annuity reinsurance agreement	(314)	—	—	(314)
Total	$638	$(326)	$553	$865

2017
Interest rate contracts	$(54)	$—	$—	$(54)
Equity and index contracts	—	—	1,289	1,289
Embedded derivative financial instruments	—	2,937	(556)	2,381
Foreign currency contracts	(697)	—	—	(697)
Other contracts - structured settlement annuity reinsurance agreement	53,257	—	—	53,257
Total	$52,506	$2,937	$733	$56,176

2016
Interest rate contracts	$(30)	$—	$—	$(30)
Equity and index contracts	—	—	405	405
Embedded derivative financial instruments	—	1,425	(702)	723
Foreign currency contracts	431	—	—	431
Other contracts - structured settlement annuity reinsurance agreement	23,380	—	—	23,380
Total	$23,781	$1,425	$(297)	$24,909
The Company manages its exposure to credit risk by utilizing highly rated counterparties, establishing risk control limits, executing legally enforceable master netting agreements (“MNAs”) and obtaining collateral where appropriate. The Company uses MNAs for OTC derivative transactions that permit either party to net payments due for transactions and collateral is either pledged or obtained when certain predetermined exposure limits are exceeded. As of December 31, 2018, counterparties pledged $970 thousand in collateral posted under the MNA’s for contracts without credit-risk contingent features. The Company did not pledge any collateral under MNA’s. The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance. Other derivatives, including futures and option contracts, are traded on organized exchanges which require margin deposits and guarantee the execution of trades, thereby mitigating any potential credit risk.
Counterparty credit exposure represents the Company’s potential loss if all of the counterparties concurrently fail to perform under the contractual terms of the contracts and all collateral, if any, becomes worthless. This exposure is measured by the fair value of OTC derivative contracts with a positive fair value at the reporting date reduced by the effect, if any, of legally enforceable master netting agreements.
The following table summarizes the counterparty credit exposure as of December 31 by counterparty credit rating as it relates to the Company’s OTC derivatives.

($ in thousands)	2018				2017
Rating (1)	Number of counter-parties	Notional amount (2)	Credit exposure (2)	Exposure, net of collateral (2)	Number of counter-parties	Notional amount (2)	Credit exposure (2)	Exposure, net of collateral (2)
A+	2	$30,191	$1,064	$97	2	$13,640	$305	$305
_________________

(1)	The lower of S&P or Moody’s long-term debt issuer ratings.

(2)	Only OTC derivatives with a net positive fair value are included for each counterparty.
For certain exchange traded derivatives, margin deposits are required as well as daily cash settlements of margin accounts. As of December 31, 2018, the Company pledged $61 thousand in the form of margin deposits.

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Market risk is the risk that the Company will incur losses due to adverse changes in market rates and prices. Market risk exists for all of the derivative financial instruments the Company currently holds, as these instruments may become less valuable due to adverse changes in market conditions. To limit this risk, the Company’s senior management has established risk control limits. In addition, changes in fair value of the derivative financial instruments that the Company uses for risk management purposes are generally offset by the change in the fair value or cash flows of the hedged risk component of the related assets, liabilities or forecasted transactions.
Certain of the Company’s derivative instruments contain credit-risk-contingent termination events, cross-default provisions and credit support annex agreements. Credit-risk-contingent termination events allow the counterparties to terminate the derivative agreement or a specific trade on certain dates if the Company’s financial strength credit ratings by Moody’s or S&P fall below a certain level. Credit-risk-contingent cross-default provisions allow the counterparties to terminate the derivative agreement if the Company defaults by pre-determined threshold amounts on certain debt instruments. Credit-risk-contingent credit support annex agreements specify the amount of collateral the Company must post to counterparties based on the Company’s financial strength credit ratings by Moody’s or S&P, or in the event the Company is no longer rated by either Moody’s or S&P.
The following summarizes the fair value of derivative instruments with termination, cross-default or collateral credit-risk-contingent features that are in a liability position as of December 31, as well as the fair value of assets that are netted against the liability in accordance with provisions within legally enforceable MNAs.

($ in thousands)	2018	2017
Gross liability fair value of contracts containing credit-risk-contingent features	$—	$12
Gross asset fair value of contracts containing credit-risk-contingent features and subject to MNAs	—	(12)
Maximum amount of additional exposure for contracts with credit-risk-contingent features if all features were triggered concurrently	$—	$—
Off-balance sheet financial instruments
The contractual amounts of off-balance sheet financial instruments as of December 31 are as follows:

($ in thousands)	2018	2017
Commitments to invest in limited partnership interests	$153,719	$174,520
Commitments to extend mortgage loans	10,000	—
Private placement commitments	—	75
In the preceding table, the contractual amounts represent the amount at risk if the contract is fully drawn upon, the counterparty defaults and the value of any underlying security becomes worthless. Unless noted otherwise, the Company does not require collateral or other security to support off-balance sheet financial instruments with credit risk.
Commitments to invest in limited partnership interests represent agreements to acquire new or additional participation in certain limited partnership investments. The Company enters into these agreements in the normal course of business. Because the investments in limited partnerships are not actively traded, it is not practical to estimate the fair value of these commitments.
Commitments to extend mortgage loans are agreements to lend to a borrower provided there is no violation of any condition established in the contract. The Company enters into these agreements to commit to future loan fundings at predetermined interest rates. Commitments generally have fixed expiration dates or other termination clauses. The fair value of these commitments is insignificant.
Private placement commitments represent commitments to purchase private placement private equity securities at a future date. The Company enters into these agreements in the normal course of business. The fair value of these commitments generally cannot be estimated on the date the commitment is made as the terms and conditions of the underlying private placement securities are not yet final. Because the private equity securities are not actively traded, it is not practical to estimate fair value of the commitments.

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8. Reserve for Life-Contingent Contract Benefits and Contractholder Funds
As of December 31, the reserve for life-contingent contract benefits consists of the following:

($ in thousands)	2018	2017
Immediate fixed annuities:
Structured settlement annuities	$1,882,914	$2,023,451
Other immediate fixed annuities	63,774	61,756
Traditional life insurance	258,336	242,197
Accident and health insurance	25,360	20,222
Other	1,752	1,340
Total reserve for life-contingent contract benefits	$2,232,136	$2,348,966
The following table highlights the key assumptions generally used in calculating the reserve for life-contingent contract benefits.

Product	Mortality	Interest rate	Estimation method
Structured settlement annuities	U.S. population with projected calendar year improvements; mortality rates adjusted for each impaired life based on reduction in life expectancy	Interest rate assumptions range from 3.3% to 9.0%	Present value of contractually specified future benefits
Other immediate fixed annuities	1983 individual annuity mortality table; Annuity 2000 mortality table with internal modifications; Annuity 2000 mortality table	Interest rate assumptions range from 0% to 11.5%	Present value of expected future benefits based on historical experience
Traditional life insurance	Actual company experience plus loading	Interest rate assumptions range from 3.0% to 8.0%	Net level premium reserve method using the Company’s withdrawal experience rates; includes reserves for unpaid claims
Accident and health insurance	Actual company experience plus loading	Interest rate assumptions range from 3.5% to 6.0%	Unearned premium; additional contract reserves for mortality risk and unpaid claims
Other: Variable annuity guaranteed minimum death benefits (1)	Annuity 2012 mortality table with internal modifications	Interest rate assumptions range from 2.0% to 5.8%	Projected benefit ratio applied to cumulative assessments
______________________

(1)
In 2006, the Company disposed of its variable annuity business through a reinsurance agreement with The Prudential Insurance Company of America, a subsidiary of Prudential Financial, Inc. (collectively “Prudential”).

To the extent that unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized, a premium deficiency reserve is recorded for certain immediate annuities with life contingencies. A liability of $80.6 million and $222.3 million is included in the reserve for life-contingent contract benefits with respect to this deficiency as of December 31, 2018 and 2017, respectively. The offset to this liability is recorded as a reduction of the unrealized net capital gains included in AOCI.
As of December 31, contractholder funds consist of the following:

($ in thousands)	2018	2017
Interest-sensitive life insurance	$740,694	$744,610
Investment contracts:
Fixed annuities	1,896,222	2,091,214
Other investment contracts	44,384	39,060
Total contractholder funds	$2,681,300	$2,874,884

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The following table highlights the key contract provisions relating to contractholder funds:

Product	Interest rate	Withdrawal/surrender charges
Interest-sensitive life insurance	Interest rates credited range from 0.0% to 10.0% for equity-indexed life (whose returns are indexed to the S&P 500) and 2.3% to 5.1% for all other products	Either a percentage of account balance or dollar amount grading off generally over 20 years
Fixed annuities	Interest rates credited range from 0.0% to 9.0% for immediate annuities and 1.0% to 5.0% for other fixed annuities
Either a declining or a level percentage charge generally over ten years or less. Additionally, approximately 11.9% of fixed annuities are subject to market value adjustment for discretionary withdrawals

Other investment contracts: Guaranteed minimum income, accumulation and withdrawal benefits on variable annuities (1) and secondary guarantees on interest-sensitive life insurance and fixed annuities	Interest rates used in establishing reserves range from 1.7% to 10.3%	Withdrawal and surrender charges are based on the terms of the related interest-sensitive life insurance or fixed annuity contract
_______________________

(1)	In 2006, the Company disposed of its variable annuity business through a reinsurance agreement with Prudential.
Contractholder funds activity for the years ended December 31 is as follows:

($ in thousands)	2018	2017	2016
Balance, beginning of year	$2,874,884	$3,018,733	$3,185,887
Deposits	107,606	103,107	105,671
Interest credited	91,430	97,355	102,805
Benefits	(114,006)	(108,819)	(122,109)
Surrenders and partial withdrawals	(190,873)	(166,388)	(172,856)
Contract charges	(75,483)	(74,733)	(73,866)
Net transfers from separate accounts	256	54	133
Other adjustments	(12,514)	5,575	(6,932)
Balance, end of year	$2,681,300	$2,874,884	$3,018,733
The Company offered various guarantees to variable annuity contractholders. In 2006, the Company disposed of its variable annuity business through a reinsurance agreement with Prudential. Liabilities for variable contract guarantees related to death benefits are included in the reserve for life-contingent contract benefits and the liabilities related to the income, withdrawal and accumulation benefits are included in contractholder funds. All liabilities for variable contract guarantees are reported on a gross basis on the balance sheet with a corresponding reinsurance recoverable asset.
Absent any contract provision wherein the Company guarantees either a minimum return or account value upon death, a specified contract anniversary date, partial withdrawal or annuitization, variable annuity and variable life insurance contractholders bear the investment risk that the separate accounts’ funds may not meet their stated investment objectives. The account balances of variable annuity contracts’ separate accounts with guarantees included $202.2 million and $243.7 million of equity, fixed income and balanced mutual funds and $21.5 million and $30.6 million of money market mutual funds as of December 31, 2018 and 2017, respectively.

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The table below presents information regarding the Company’s variable annuity contracts with guarantees. The Company’s variable annuity contracts may offer more than one type of guarantee in each contract; therefore, the sum of amounts listed exceeds the total account balances of variable annuity contracts’ separate accounts with guarantees.

($ in millions)	December 31,
	2018	2017
In the event of death
Separate account value	$223.7	$274.3
Net amount at risk (1)	$16.1	$6.9
Average attained age of contractholders	67 years	67 years
At annuitization (includes income benefit guarantees)
Separate account value	$16.9	$20.5
Net amount at risk (2)	$2.9	$2.1
Weighted average waiting period until annuitization options available	None	None
For cumulative periodic withdrawals
Separate account value	$14.0	$17.4
Net amount at risk (3)	$0.5	$0.4
Accumulation at specified dates
Separate account value	$25.3	$32.3
Net amount at risk (4)	$0.8	$0.4
Weighted average waiting period until guarantee date	3 years	4 years
________________________

(1)	Defined as the estimated current guaranteed minimum death benefit in excess of the current account balance as of the balance sheet date.

(2)	Defined as the estimated present value of the guaranteed minimum annuity payments in excess of the current account balance.

(3)	Defined as the estimated current guaranteed minimum withdrawal balance (initial deposit) in excess of the current account balance as of the balance sheet date.

(4)	Defined as the estimated present value of the guaranteed minimum accumulation balance in excess of the current account balance.
The liability for death and income benefit guarantees is equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest less contract excess guarantee benefit payments. The benefit ratio is calculated as the estimated present value of all expected contract excess guarantee benefits divided by the present value of all expected contract charges. The establishment of reserves for these guarantees requires the projection of future fund values, mortality, persistency and customer benefit utilization rates. These assumptions are periodically reviewed and updated. For guarantees related to death benefits, benefits represent the projected excess guaranteed minimum death benefit payments. For guarantees related to income benefits, benefits represent the present value of the minimum guaranteed annuitization benefits in excess of the projected account balance at the time of annuitization.
Projected benefits and contract charges used in determining the liability for certain guarantees are developed using models and stochastic scenarios that are also used in the development of estimated expected gross profits. Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based on factors such as the extent of benefit to the potential annuitant, eligibility conditions and the annuitant’s attained age. The liability for guarantees is re-evaluated periodically, and adjustments are made to the liability balance through a charge or credit to contract benefits.
Guarantees related to withdrawal and accumulation benefits are considered to be derivative financial instruments; therefore, the liability for these benefits is established based on its fair value.

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The following table summarizes the liabilities for guarantees:

($ in thousands)	Liability for guarantees related to death benefits and interest-sensitive life products	Liability for guarantees related to income benefits	Liability for guarantees related to accumulation and withdrawal benefits	Total
Balance, December 31, 2017 (1)	$27,927	$462	$3,075	$31,464
Less reinsurance recoverables	1,340	457	3,075	4,872
Net balance as of December 31, 2017	26,587	5	—	26,592
Incurred guarantee benefits	2,585	(1)	—	2,584
Paid guarantee benefits	(250)	—	—	(250)
Net change	2,335	(1)	—	2,334
Net balance as of December 31, 2018	28,922	4	—	28,926
Plus reinsurance recoverables	1,752	568	3,401	5,721
Balance, December 31, 2018 (2)	$30,674	$572	$3,401	$34,647

Balance, December 31, 2016 (3)	$23,256	$961	$6,012	$30,229
Less reinsurance recoverables	1,574	956	6,012	8,542
Net balance as of December 31, 2016	21,682	5	—	21,687
Incurred guarantee benefits	4,905	—	—	4,905
Paid guarantee benefits	—	—	—	—
Net change	4,905	—	—	4,905
Net balance as of December 31, 2017	26,587	5	—	26,592
Plus reinsurance recoverables	1,340	457	3,075	4,872
Balance, December 31, 2017 (1)	$27,927	$462	$3,075	$31,464
_______________

(1)
Included in the total liability balance as of December 31, 2017 are reserves for variable annuity death benefits of $1.3 million, variable annuity income benefits of $0.5 million, variable annuity accumulation benefits of $2.8 million, variable annuity withdrawal benefits of $0.3 million and other guarantees of $26.6 million.

(2)
Included in the total liability balance as of December 31, 2018 are reserves for variable annuity death benefits of $1.8 million, variable annuity income benefits of $0.6 million, variable annuity accumulation benefits of $3.0 million, variable annuity withdrawal benefits of $0.4 million and other guarantees of $28.8 million.

(3)
Included in the total liability balance as of December 31, 2016 are reserves for variable annuity death benefits of $1.6 million, variable annuity income benefits of $0.9 million, variable annuity accumulation benefits of $5.7. million, variable annuity withdrawal benefits of $0.3 million and other guarantees of $21.7 million.

9. Reinsurance
The Company reinsures certain of its risks to unaffiliated reinsurers and ALIC under yearly renewable term, coinsurance and modified coinsurance agreements. These agreements result in a passing of the agreed-upon percentage of risk to the reinsurer in exchange for negotiated reinsurance premium payments. Modified coinsurance is similar to coinsurance, except that the cash and investments that support the liability for contract benefits are not transferred to the assuming company and settlements are made on a net basis between the companies.
As of December 31, 2018 and 2017, for certain term life insurance policies, the Company ceded up to 90% of the mortality risk depending on the year of policy issuance. Further, the Company cedes the mortality risk associated with coverage in excess of $2 million per life to ALIC. Prior to July 1, 2013, the Company ceded mortality risk in excess of $250 thousand per life to ALIC.
In addition, the Company has used reinsurance to effect the disposition of certain blocks of business. The Company had reinsurance recoverables of $170.6 million and $174.6 million as of December 31, 2018 and 2017, respectively, due from Prudential related to the disposal of its variable annuity business that was effected through reinsurance agreements. In 2018, premiums and contract charges of $5.2 million, contract benefits of $1.5 million, interest credited to contractholder funds of $4.5 million, and operating costs and expenses of $868 thousand were ceded to Prudential. In 2017, premiums and contract charges of $5.4 million, contract benefits of $(3.3) million, interest credited to contractholder funds of $4.8 million, and operating costs and expenses of $0.9 million were ceded to Prudential. In 2016, premiums and contract charges of $5.8 million, contract benefits of $(0.4) million, interest credited to contractholder funds of $4.8 million, and operating costs and expenses of $1.1 million were ceded to Prudential. In addition, as of December 31, 2018 and 2017 the Company had reinsurance recoverables of $722 thousand and $390 thousand, respectively, due from a subsidiary of Citigroup (Triton Insurance Company) in connection with the disposition of the direct response distribution business in 2003.
As of December 31, 2018, the gross life insurance in force was $42.96 billion of which $509.1 million and $8.41 billion were ceded to affiliated and unaffiliated reinsurers, respectively.

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The effects of reinsurance on premiums and contract charges for the years ended December 31 are as follows:

($ in thousands)	2018	2017	2016
Direct	$199,289	$185,875	$163,745
Assumed - non-affiliate	685	672	652
Ceded
Affiliate	(1,972)	(1,730)	(1,607)
Non-affiliate	(17,361)	(17,705)	(18,200)
Premiums and contract charges, net of reinsurance	$180,641	$167,112	$144,590
The effects of reinsurance on contract benefits for the years ended December 31 are as follows:

($ in thousands)	2018	2017	2016
Direct	$248,008	$237,998	$219,527
Assumed - non-affiliate	586	550	900
Ceded
Affiliate	(55)	(882)	1,331
Non-affiliate	(10,961)	(7,173)	(13,355)
Contract benefits, net of reinsurance	$237,578	$230,493	$208,403
The effects of reinsurance on interest credited to contractholder funds for the years ended December 31 are as follows:

($ in thousands)	2018	2017	2016
Direct	$96,002	$102,164	$107,522
Assumed - non-affiliate	13	18	9
Ceded
Non-affiliate	(4,533)	(4,805)	(4,770)
Interest credited to contractholder funds, net of reinsurance	$91,482	$97,377	$102,761
In addition to amounts included in the table above are reinsurance premiums ceded to ALIC of $3.4 million, $3.5 million and $3.4 million in 2018, 2017 and 2016, respectively, under the terms of the structured settlement annuity reinsurance agreement (see Note 4).
10. Deferred Policy Acquisition and Sales Inducement Costs
Deferred policy acquisition costs for the years ended December 31 are as follows:

($ in thousands)	2018	2017	2016
Balance, beginning of year	$146,333	$137,358	$141,189
Acquisition costs deferred	19,577	24,522	16,939
Amortization charged to income	(16,299)	(16,992)	(16,127)
Effect of unrealized gains and losses	6,276	1,445	(4,643)
Balance, end of year	$155,887	$146,333	$137,358
DSI activity, which primarily relates to interest-sensitive life contracts, for the years ended December 31 was as follows:

($ in thousands)	2018	2017	2016
Balance, beginning of year	$2,278	$2,265	$2,349
Sales inducements deferred	128	167	170
Amortization charged to income	(181)	(188)	(126)
Effect of unrealized gains and losses	166	34	(128)
Balance, end of year	$2,391	$2,278	$2,265
11. Guarantees and Contingent Liabilities
Guaranty funds
Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. Amounts assessed to each company are typically related to its proportion of business written in each state. The Company’s policy is to accrue assessments when the entity for which the insolvency relates has met its state of domicile’s statutory definition of insolvency and the amount of the loss is reasonably estimable. In most states, the definition is met with a declaration of financial insolvency by a court of competent jurisdiction. In certain states there must also be a final order of liquidation. Since most states allow a credit against premium or other state related taxes for assessments, an asset is recorded based on paid and accrued assessments for the amount the Company expects to recover

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on the respective state’s tax return and is realized over the period allocated by each state. As of December 31, 2018 and 2017, the liability balance included in other liabilities and accrued expenses was $759 thousand and $760 thousand, respectively. The related premium tax offsets included in other assets were $1.1 million and $3.6 million as of December 31, 2018 and 2017, respectively.
Guarantees
Related to the disposal through reinsurance of the Company’s variable annuity business to Prudential in 2006, the Company, ALIC and the Corporation have agreed to indemnify Prudential for certain pre-closing contingent liabilities (including extra-contractual liabilities of the Company and liabilities specifically excluded from the transaction) that the Company and ALIC have agreed to retain. In addition, the Company, ALIC and the Corporation will each indemnify Prudential for certain post-closing liabilities that may arise from the acts of the Company and ALIC and their agents, including certain liabilities arising from the Company’s and ALIC’s provision of transition services. The reinsurance agreements contain no limitations or indemnifications with regard to insurance risk transfer, and transferred all of the future risks and responsibilities for performance on the underlying variable annuity contracts to Prudential, including those related to benefit guarantees. Management does not believe this agreement will have a material effect on results of operations, cash flows or financial position of the Company.
The aggregate liability balance related to all guarantees was not material as of December 31, 2018.
In the normal course of business, the Company provides standard indemnifications to contractual counterparties in connection with numerous transactions, including acquisitions and divestitures. The types of indemnifications typically provided include indemnifications for breaches of representations and warranties, taxes and certain other liabilities, such as third party lawsuits. The indemnification clauses are often standard contractual terms and are entered into in the normal course of business based on an assessment that the risk of loss would be remote. The terms of the indemnifications vary in duration and nature. In many cases, the maximum obligation is not explicitly stated and the contingencies triggering the obligation to indemnify have not occurred and are not expected to occur. Consequently, the maximum amount of the obligation under such indemnifications is not determinable. Historically, the Company has not made any material payments pursuant to these obligations.
Regulation and compliance
The Company is subject to extensive laws, regulations and regulatory actions. From time to time, regulatory authorities or legislative bodies seek to impose additional regulations regarding agency and broker compensation, regulate the nature of and amount of investments, impose fines and penalties for unintended errors or mistakes, impose additional regulations regarding cybersecurity and privacy, and otherwise expand overall regulation of insurance products and the insurance industry. In addition, the Company is subject to laws and regulations administered and enforced by federal agencies, international agencies, and other organizations, including but not limited to the Securities and Exchange Commission, the Financial Industry Regulatory Authority, and the U.S. Department of Justice. The Company has established procedures and policies to facilitate compliance with laws and regulations, to foster prudent business operations, and to support financial reporting. The Company routinely reviews its practices to validate compliance with laws and regulations and with internal procedures and policies. As a result of these reviews, from time to time the Company may decide to modify some of its procedures and policies. Such modifications, and the reviews that led to them, may be accompanied by payments being made and costs being incurred. The ultimate changes and eventual effects of these actions on the Company’s business, if any, are uncertain.
12. Income Taxes
The Company joins with the Corporation and its other subsidiaries (the “Allstate Group”) in the filing of a consolidated federal income tax return and is party to a federal income tax allocation agreement (the “Allstate Tax Sharing Agreement”). Under the Allstate Tax Sharing Agreement, the Company pays to or receives from the Corporation the amount, if any, by which the Allstate Group’s federal income tax liability is affected by virtue of inclusion of the Company in the consolidated federal income tax return. Effectively, this results in the Company’s annual income tax provision being computed, with adjustments, as if the Company filed a separate return.
Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements that will result in taxable or deductible amounts in future years. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in years in which those temporary differences are expected to be recovered or settled. Deferred tax assets and liabilities are adjusted through income tax expense as changes in tax laws or rates are enacted.

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Tax Legislation
On December 22, 2017, the Tax Legislation became effective and impacted the Company generally in three areas:
1.Amended the U.S. Internal Revenue Code of 1986, as amended, which among other items, permanently reduced the corporate income tax rate from a maximum of 35% to 21% beginning January 1, 2018.  As a result, the corporate tax rate is not comparable between periods.
2.Contained several other provisions, such as limitations of deductibility of meals and entertainment and lobbying expenses and changes to the dividends received deduction.
3.Affected the timing of certain tax deductions for reserves and deferred acquisition costs, but does not impact the Company’s overall income tax expense.
The Company recorded a net tax benefit of $102.5 million, recognized as a reduction to income tax expense in the Company’s Statements of Operations and Comprehensive Income for the year ended December 31, 2017. The net benefit was primarily due to re-measurement of the Company’s deferred tax assets and liabilities from 35% to 21%. The Company’s effective income tax rate benefit for 2017 was 29.7% and included this one-time benefit of 65.1%.
During 2018, the impact of the Tax Legislation was adjusted from the Company’s preliminary estimates due to, among other things, changes in interpretations and assumptions the Company previously made and guidance that was issued resulting in a net tax benefit of $2.2 million, recognized as a reduction to income tax expense in the Company’s Statements of Operations and Comprehensive Income. The accounting for income tax effects of the Tax Legislation has been completed.
The Internal Revenue Service (“IRS”) is currently examining the Allstate Group’s 2015 and 2016 federal income tax returns, with the 2017 tax year exam scheduled to begin mid-2019. The 2015-2017 cycle is expected to be completed in 2020. The 2013 and 2014 federal income tax return audit is complete through the exam phase and is expected to be completed in 2019. Any adjustments that may result from IRS examinations of the Allstate Group’s tax return are not expected to have a material effect on the financial statements.
The Company recognizes tax positions in the financial statements only when it is more likely than not that the position will be sustained on examination by the relevant taxing authority based on the technical merits of the position. A position that meets this standard is measured at the largest amount of benefit that will more likely than not be realized on settlement. A liability is established for differences between positions taken in a tax return and amounts recognized in the financial statements.
The Company had no liability for unrecognized tax benefits as of December 31, 2018, 2017 or 2016, and believes it is reasonably possible that the liability balance will not significantly increase within the next twelve months. No amounts have been accrued for interest or penalties.
The components of the deferred income tax assets and liabilities as of December 31 are as follows:

($ in thousands)	2018	2017
Deferred tax assets
Accrued liabilities	$25	$25
Other assets	5	5
Total deferred tax assets	30	30
Deferred tax liabilities
Investments	(75,864)	(66,807)
Life and annuity reserves	(32,450)	(28,526)
DAC	(18,713)	(19,240)
Unrealized net capital gains	(15,178)	(37,520)
Unrealized foreign currency translation adjustments on limited partnerships	(573)	(552)
Other liabilities	(858)	(1,111)
Total deferred tax liabilities	(143,636)	(153,756)
Net deferred tax liability	$(143,606)	$(153,726)
Although realization is not assured, management believes it is more likely than not that the deferred tax assets will be realized based on the Company’s assessment that the deductions ultimately recognized for tax purposes will be fully utilized.

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The components of income tax expense (benefit) for the years ended December 31 are as follows:

($ in thousands)	2018	2017	2016
Current	$11,257	$12,837	$9,694
Deferred	1,570	(59,572)	18,314
Total income tax expense (benefit)	$12,827	$(46,735)	$28,008
The Company paid income taxes of $16.0 million, $6.8 million and $9.6 million in 2018, 2017 and 2016, respectively.
A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the years ended December 31 is as follows:

	2018	2017	2016
Statutory federal income tax rate - expense	21.0%	35.0%	35.0%
State income taxes	5.4	0.7	1.2
Tax Legislation benefit	(3.9)	(65.1)	—
Other	(0.4)	(0.3)	(0.9)
Effective income tax rate - expense (benefit)	22.1%	(29.7)%	35.3%
13. Statutory Financial Information and Dividend Limitations
The Company prepares its statutory-basis financial statements in conformity with accounting practices prescribed or permitted by the State of New York. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (“NAIC”), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.
The State of New York requires insurance companies domiciled in its state to prepare statutory-basis financial statements in conformity with the NAIC Accounting Practices and Procedures Manual, subject to any deviations prescribed or permitted by the State of New York Insurance Superintendent. Statutory accounting practices differ from GAAP primarily since they require charging policy acquisition and certain sales inducement costs to expense as incurred, establishing life insurance reserves based on different actuarial assumptions, and valuing certain investments and establishing deferred taxes on a different basis.
Statutory net income (loss) was $68.0 million, $50.8 million and $(12.6) million in 2018, 2017 and 2016, respectively. Statutory capital and surplus was $644.5 million and $603.1 million as of December 31, 2018 and 2017, respectively.
Dividend Limitations
The ability of the Company to pay dividends is dependent on business conditions, income, cash requirements and other relevant factors. The payment of shareholder dividends by the Company without the prior approval of the New York Department of Financial Services (“NYDFS”) is limited to formula amounts based on capital and surplus and net gain from operations excluding realized capital gains and losses, determined in conformity with statutory accounting practices, as well as the timing and amount of dividends paid in the preceding twelve months. The Company did not pay any dividends in 2018. The maximum amount of dividends the Company will be able to pay without prior NYDFS approval at a given point in time during 2019 is $64.4 million. Any dividend must be paid out of unassigned surplus excluding unrealized appreciation from investments, which totaled $416.8 million as of December 31, 2018, and cannot result in capital and surplus being less than the minimum amount required by law.
Under state insurance laws, insurance companies are required to maintain paid up capital of not less than the minimum capital requirement applicable to the types of insurance they are authorized to write. Insurance companies are also subject to risk-based capital (“RBC”) requirements adopted by state insurance regulators. A company’s “authorized control level RBC” is calculated using various factors applied to certain financial balances and activity. Companies that do not maintain adjusted statutory capital and surplus at a level in excess of the company action level RBC, which is two times authorized control level RBC, are required to take specified actions. Company action level RBC is significantly in excess of the minimum capital requirements. Total adjusted statutory capital and surplus and authorized control level RBC of the Company were $661.8 million and $84.1 million, respectively, as of December 31, 2018.
14. Benefit Plans
Pension and other postretirement plans
Defined benefit pension plans, sponsored by the Corporation, cover most full-time employees, certain part-time employees and employee-agents. Benefits under the pension plans are based upon the employee’s length of service and eligible annual compensation. The cost allocated to the Company for the pension plans was $0.4 million, $1.2 million and $1.0 million in 2018, 2017 and 2016, respectively.
The Corporation has reserved the right to modify or terminate its benefit plans at any time and for any reason.

42

Allstate 401(k) Savings Plan
Employees of AIC are eligible to become members of the Allstate 401(k) Savings Plan (“Allstate Plan”). The Corporation’s contributions are based on the Corporation’s matching obligation and certain performance measures. The cost allocated to the Company for the Allstate Plan was $1.0 million, $895 thousand and $842 thousand in 2018, 2017 and 2016, respectively.
15. Other Comprehensive Income
The components of other comprehensive (loss) income on a pre-tax and after-tax basis for the years ended December 31 are as follows:

($ in thousands)	2018			2017			2016
	Pre- tax	Tax	After- tax	Pre- tax	Tax	After- tax	Pre- tax	Tax	After- tax
Unrealized net holding gains and losses arising during the period, net of related offsets	$(65,379)	$13,730	$(51,649)	$(89,152)	$31,203	$(57,949)	$15,344	$(5,370)	$9,974
Less: reclassification adjustment of realized capital gains and losses	(1,359)	285	(1,074)	12,710	(4,449)	8,261	(22,431)	7,851	(14,580)
Unrealized net capital gains and losses	(64,020)	13,445	(50,575)	(101,862)	35,652	(66,210)	37,775	(13,221)	24,554
Unrealized foreign currency translation adjustments	124	(26)	98	3,706	(1,297)	2,409	1,751	(613)	1,138
Other comprehensive (loss) income	$(63,896)	$13,419	$(50,477)	$(98,156)	$34,355	$(63,801)	$39,526	$(13,834)	$25,692

43

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
SCHEDULE I - SUMMARY OF INVESTMENTS
OTHER THAN INVESTMENTS IN RELATED PARTIES
DECEMBER 31, 2018

($ in thousands)	Cost/ amortized cost	Fair value	Amount at which shown in the Balance Sheet
Type of investment
Fixed maturities:
Bonds:
United States government, government agencies and authorities	$76,070	$85,464	$85,464
States, municipalities and political subdivisions	615,511	703,923	703,923
Foreign governments	128,926	136,822	136,822
Public utilities	630,966	668,672	668,672
All other corporate bonds	2,874,820	2,885,189	2,885,189
Asset-backed securities	19,906	19,888	19,888
Residential mortgage-backed securities	14,134	15,079	15,079
Commercial mortgage-backed securities	6,142	6,337	6,337
Redeemable preferred stocks	8,635	8,970	8,970
Total fixed maturities	4,375,110	$4,530,344	4,530,344

Equity securities:
Common stocks:
Public utilities	2,243	$2,645	2,645
Banks, trusts and insurance companies	11,431	12,850	12,850
Industrial, miscellaneous and all other	161,600	167,474	167,474
Nonredeemable preferred stocks	1,955	2,001	2,001
Total equity securities	177,229	$184,970	184,970

Mortgage loans on real estate (none acquired in satisfaction of debt)	696,062	$699,936	696,062
Policy loans	39,374		39,374
Derivative instruments	653	$653	653
Limited partnership interests	382,853		382,853
Short-term investments	88,552	$88,548	88,548
Total investments	$5,759,833		$5,922,804

44

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
SCHEDULE IV - REINSURANCE

($ in thousands)	Gross amount	Ceded to other companies (1)	Assumed from other companies	Net amount	Percentage of amount assumed to net
Year ended December 31, 2018
Life insurance in force	$42,502,450	$8,914,558	$455,594	$34,043,486	1.3%

Premiums and contract charges:
Life insurance	$154,016	$18,322	$685	$136,379	0.5%
Accident and health insurance	45,273	1,011	—	44,262	—%
Total premiums and contract charges	$199,289	$19,333	$685	$180,641	0.4%

Year ended December 31, 2017
Life insurance in force	$41,866,862	$9,142,525	$467,937	$33,192,274	1.4%

Premiums and contract charges:
Life insurance	$149,811	$18,316	$672	$132,167	0.5%
Accident and health insurance	36,064	1,119	—	34,945	—%
Total premiums and contract charges	$185,875	$19,435	$672	$167,112	0.4%

Year ended December 31, 2016
Life insurance in force	$41,053,412	$9,300,738	$480,632	$32,233,306	1.5%

Premiums and contract charges:
Life insurance	$146,274	$18,584	$652	$128,342	0.5%
Accident and health insurance	17,471	1,223	—	16,248	—%
Total premiums and contract charges	$163,745	$19,807	$652	$144,590	0.5%
__________________
(1) No reinsurance or coinsurance income was netted against premiums ceded in 2018, 2017 or 2016.

45

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
SCHEDULE V - VALUATION ALLOWANCES AND QUALIFYING ACCOUNTS

($ in thousands)		Additions
Description	Balance as of beginning of period	Charged to costs and expenses	Other additions	Deductions	Balance as of end of period

Year ended December 31, 2018

Allowance for estimated losses on mortgage loans	$—	$—	$—	$—	$—

Year ended December 31, 2017

Allowance for estimated losses on mortgage loans	$—	$—	$—	$—	$—

Year ended December 31, 2016

Allowance for estimated losses on mortgage loans	$—	$—	$—	$—	$—

46

Item 3(c). Risk Factors
Forward-Looking Statements
This document contains “forward-looking statements” that anticipate results based on our estimates, assumptions and plans that are subject to uncertainty. These statements are made subject to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements do not relate strictly to historical or current facts and may be identified by their use of words like “plans,” “seeks,” “expects,” “will,” “should,” “anticipates,” “estimates,” “intends,” “believes,” “likely,” “targets” and other words with similar meanings. These statements may address, among other things, our strategy for growth, product development, investment results, regulatory approvals, market position, expenses, financial results, litigation and reserves. We believe that these statements are based on reasonable estimates, assumptions and plans. Forward-looking statements speak only as of the date on which they are made, and we assume no obligation to update any forward-looking statements as a result of new information or future events or developments. In addition, forward-looking statements are subject to certain risks or uncertainties that could cause actual results to differ materially from those communicated in these forward-looking statements. These risks and uncertainties include, but are not limited to, those described in the Risk Factors below and elsewhere in this document and those described from time to time in our other documents filed with the Securities and Exchange Commission (“SEC”).
In addition to the normal risks of business, significant risks and uncertainties, including those listed below, apply to us as an insurer and provider of other products and financial services. Risks have been categorized as follows: insurance industry, financial, investment, operational, regulatory and legal, and strategic risks. These cautionary statements should be considered carefully together with other factors discussed elsewhere in this document, in filings with the SEC or in materials incorporated therein by reference.
Insurance Industry Risks
Reinsurance may be unavailable at current levels and prices, which may limit our ability to write new business
Market conditions beyond our control impact the availability and cost of the reinsurance we purchase. No assurances can be made that reinsurance will remain continuously available to us to the same extent and on the same terms and rates as is currently available. If we were unable to maintain our current level of reinsurance or purchase new reinsurance protection in amounts that we consider sufficient at acceptable prices, we would have to either accept an increase in our risk exposure, reduce our insurance writings, or develop or seek other alternatives.
Reinsurance subjects us to counterparty risk and may not be adequate to protect us against losses arising from ceded insurance, which could have a material effect on our results of operations and financial condition
The collectability of reinsurance recoverables is subject to uncertainty arising from a number of factors, including changes in market conditions, whether insured losses meet the qualifying conditions of the reinsurance contract and whether reinsurers or their affiliates have the financial capacity and willingness to make payments under the terms of a reinsurance treaty or contract. Our inability to recover from a reinsurer could have a material effect on our results of operations and financial condition.
Underwriting changes and actual experience could materially affect profitability and financial condition
Our product pricing includes long-term assumptions regarding investment returns, mortality, morbidity, persistency and operating costs and expenses of the business. We establish target returns for each product based upon these factors and the average amount of capital we must hold to support in-force contracts taking into account rating agencies and regulatory requirements. We monitor and manage pricing and overall sales mix to achieve target new business returns on a portfolio basis, which could result in the discontinuation or de-emphasis of products and a decline in sales. Profitability from new business emerges over a period of years depending on the nature and life of the product and is subject to variability as actual results may differ from pricing assumptions. Additionally, many of our products have fixed or guaranteed terms that limit our ability to increase revenues or reduce benefits, including credited interest, once the product has been issued.
Profitability depends on the sufficiency of premiums and contract charges to cover mortality and morbidity benefits, the adequacy of investment spreads, the persistency of policies, the management of market and credit risks associated with investments, and the management of operating costs and expenses within anticipated pricing allowances. Legislation and regulation of the insurance marketplace and products could also affect our profitability and financial condition.
Changes in reserve estimates may adversely affect our results of operations
The reserve for life-contingent contract benefits payable under insurance policies, including traditional life insurance, life-contingent immediate annuities and voluntary accident and health insurance products, is computed on the basis of long-term actuarial assumptions of future investment yields, mortality, morbidity, persistency and expenses. Future investment yields may be lower than our current projections. Mortality may improve due to medical advancements, resulting in policyholders living longer than anticipated. We periodically review the adequacy of these reserves and if future experience differs significantly from assumptions, adjustments to reserves and amortization of deferred policy acquisition costs (“DAC”) may be required that could have a material effect on our results of operations. We also review these policies for circumstances where projected profits would be recognized in early years followed by projected losses in later years. If this circumstance exists, we will be required to accrue a liability during the period of profits to offset the losses at such time as the future losses are expected to commence. Changes to accounting guidance for long-duration insurance contracts such as traditional life, life-contingent immediate annuities and certain voluntary accident and health insurance products may have a material effect on reserves and shareholder’s equity and could adversely impact financial strength ratings. For a description of changes in accounting standards see Note 2 of the financial statements.
Changes in estimates of profitability on interest-sensitive life products may adversely affect our profitability and financial condition
DAC related to interest-sensitive life contracts is amortized in proportion to actual historical gross profits and estimated future gross profits (“EGP”) over the estimated lives of the contracts. The principal assumptions for determining the amount of EGP are mortality, persistency, expenses, investment returns, including capital gains and losses on assets supporting contract liabilities, interest crediting rates to contractholders, and the effects of any hedges. Updates to these assumptions, commonly referred to as “DAC unlocking,” could result in accelerated amortization of DAC and thereby adversely affect our profitability and financial condition. In addition, assumption changes impact the reserve for secondary guarantees on interest-sensitive life insurance and could also lead to volatility in net income.
Financial Risks
Conditions in the global economy and capital markets could adversely affect our business and results of operations
Conditions in the global economy and capital markets could have an adverse effect on our business and results of operations. This includes high and sustained unemployment in certain regions and lower labor participation rates in others, reduced consumer spending, low economic growth, lower real estate prices, substantial increases in delinquencies on consumer debt, the relatively low availability of credit and ineffective central bank monetary policies.
Stressed conditions, volatility and disruptions in global capital markets, particular markets or financial asset classes could adversely affect our investment portfolio. Disruptions in one market or asset class can also spread to other markets or asset classes. In addition, events in the U.S. or foreign markets, such as the United Kingdom’s planned exit from the European Union in March 2019, can impact the global economy and capital markets. The impact of such events is difficult to predict.
In the years since the financial crisis, the central banks of most developed countries have pursued highly accommodative monetary policies. Higher volatility and less certainty in capital markets may continue as the U.S. Federal Reserve adjusts interest rates and as global monetary policies diverge.
On July 27, 2017, the U.K. Financial Conduct Authority (the “FCA”), which regulates the London interbank offered rate (“LIBOR”), announced that the FCA will no longer persuade or compel banks to submit rates for the calculation of LIBOR after 2021. This announcement indicates that the continuation of LIBOR on the current basis is not guaranteed after 2021, and LIBOR may be discontinued or modified by 2021.
The Federal Reserve Bank of New York began publishing the Secured Overnight Financing Rate (“SOFR”) in April 2018 as an alternative for LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities. A transition away from the widespread use of LIBOR to SOFR or another benchmark rate may occur over the course of the next few years.
We have exposure to LIBOR-based financial instruments, such as derivatives held in our investment portfolio. Certain of our contracts allow for the use of an alternative benchmark rate if LIBOR is no longer available. At this time, we cannot predict the overall effect of the modification or discontinuation of LIBOR or the establishment of alternative benchmark rates.
Protectionist trade policy actions, such as tariffs and quotas, could have an adverse effect on our investment results, as an increase in the scope and size of tariffs could disrupt global supply chains and increase inflationary pressures which may have an adverse effect on economic activity.
General economic conditions could adversely affect us by impacting consumer behavior and pressuring investment results. Consumer behavior changes may include decreased demand for our products. In addition, holders of interest-sensitive life insurance and annuity products may engage in an elevated level of discretionary withdrawals of contractholder funds. Investment results could be adversely affected as deteriorating financial and business conditions affect the issuers of the securities in the investment portfolio.
A downgrade in financial strength ratings may have an adverse effect on our competitive position, the marketability of our product offerings, liquidity, results of operations and financial condition
Financial strength ratings are important factors in establishing the competitive position of insurance companies and generally have an effect on an insurance company’s business. Rating agencies continuously review our financial performance and condition.

They could downgrade or change the outlook on our ratings due to a change in statutory capital, a change in a rating agency’s determination of the amount of risk-adjusted capital required to maintain a particular rating, an increase in the perceived risk of our investment portfolio, a reduced confidence in management or our business strategy, as well as a number of other considerations that may or may not be under our control. Our insurance financial strength ratings from A.M. Best, S&P Global Ratings and Moody’s are subject to continuous review and the retention of current ratings cannot be assured. A downgrade in any of these ratings could have a material effect on our sales, competitiveness, retention, the marketability of our product offerings, liquidity, results of operations and financial condition.
Adverse capital and credit market conditions may significantly affect our ability to meet liquidity needs or obtain credit on acceptable terms
In periods of extreme volatility and disruption in the capital and credit markets, liquidity and credit capacity may be severely restricted. In such circumstances, our ability to obtain capital to fund operating expenses may be limited, and the cost of any such capital may be significant. Our access to additional financing depends on a variety of factors such as market conditions, the general availability of credit, the overall availability of credit to our industry, our credit ratings and credit capacity, as well as lenders’ perception of our long- or short-term financial prospects. Similarly, our access to funds may be impaired if regulatory authorities or rating agencies take negative actions. If a combination of these factors were to occur, our internal sources of liquidity may prove to be insufficient and in such case, we may not be able to successfully obtain additional financing on favorable terms.
The realization of deferred tax assets is subject to uncertainty
The realization of our deferred tax assets, net of valuation allowance, if any, is based on the assumption that we will be able to fully utilize the deductions that are ultimately recognized for tax purposes. However, actual results may differ from our assumptions if adequate levels of taxable income are not attained.
Investment Risks
Our investment portfolio is subject to market risk and declines in credit quality, which may adversely affect investment income and cause realized and unrealized losses
We continually reevaluate investment management strategies since we are subject to the risk of loss due to adverse changes in interest rates, credit spreads, equity prices, currency exchange rates and the liquidity of investments. Such adverse changes may occur due to changes in monetary policy and the economic climate, the liquidity of a market or market segment, investor return expectations and/or risk tolerance, insolvency or financial distress of key market makers or participants, or changes in market perceptions of credit worthiness. The performance and value of our investment portfolio is also subject to market risk related to investments in loans and securities collateralized by real estate. Moreover, some of our investment strategies target individual investments with unique risks that are less highly correlated with broad market risks. Although we expect these investments to increase total portfolio returns over time, their performance may vary from and under-perform relative to the market.
Our investment portfolio is subject to risks associated with potential declines in credit quality related to specific issuers or specific industries and a general weakening of the economy, which are typically reflected through credit spreads. Credit spread is the additional yield on fixed income securities and loans above the risk-free rate, typically referenced as the yield on U.S. Treasury securities, that market participants require to compensate them for assuming credit, liquidity and/or prepayment risks. Credit spreads vary in response to the market’s perception of risk and liquidity in a specific issuer or specific sector. Additionally, credit spreads are influenced by the credit ratings, and the reliability of those ratings, published by external rating agencies. Although we have the ability to use derivative financial instruments to manage these risks, the effectiveness of such instruments varies with liquidity and other conditions that may impact derivative and bond markets. Adverse economic conditions or other factors could cause declines in the quality and valuation of our investment portfolio that would result in realized and unrealized losses. The concentration of our investment portfolio in any particular issuer, industry, collateral type, group of related industries, geographic sector or risk type could have an adverse effect on our investment portfolio and consequently on our results of operations and financial condition.
A decline in market interest rates or credit spreads could have an adverse effect on investment income as we invest cash in new investments that may earn less than the portfolio’s average yield. In a low interest rate environment, borrowers may prepay or redeem securities more quickly than expected as they seek to refinance at lower rates. Sustained low interest rates could also lead to purchases of longer-term or riskier assets in order to obtain adequate investment yields, which could also result in a duration gap when compared to the duration of liabilities. Alternatively, longer-term assets may be sold and reinvested in shorter-term assets that may have lower yields in anticipation of rising interest rates. An increase in market interest rates or credit spreads or a decrease in liquidity could have an adverse effect on the value of our investment portfolio by decreasing the fair values of the fixed income securities that comprise a substantial majority of our investment portfolio.
The amount and timing of net investment income from our performance-based investments, which primarily includes limited partnership interests, can fluctuate significantly as a result of the underlying investments’ performance. Additionally, the timing of capital contributions and distributions depends on particular events, schedules for making distributions, and cash needs related to the investments. As a result, the amount of net investment income recognized and cash contributed to or received from these investments can vary substantially from quarter to quarter. Significant volatility or market downturns could adversely impact net investment income, valuation and returns on these investments. Additionally, these investments are less liquid than similar, publicly-traded investments. A decline in market liquidity could impact our ability to sell these investments.
The determination of the amount of realized capital losses recorded for impairments of our investments includes subjective judgments and could materially impact our results of operations and financial condition
The determination of the amount of realized capital losses recorded for impairments vary by investment type and is based upon our ongoing evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available. We update our evaluations regularly and reflect changes in other-than-temporary impairments in our results of operations. The assessment of whether other-than-temporary impairments have occurred is based on our case-by-case evaluation of the underlying reasons for the decline in fair value. Our conclusions on such assessments are judgmental and include assumptions and projections of future cash flows and price recovery which may ultimately prove to be incorrect as assumptions, facts and circumstances change. Furthermore, historical trends may not be indicative of future impairments and additional impairments may need to be recorded in the future.
The determination of the fair value of our fixed income and equity securities includes subjective judgments and could materially impact our results of operations and financial condition
In determining fair values, we principally use the market approach which utilizes market transaction data for the same or similar instruments. The degree of judgment involved in determining fair values is inversely related to the availability of market observable information. The fair value of assets may differ from the actual amount received upon the sale of an asset in an orderly transaction between market participants at the measurement date. Moreover, the use of different valuation assumptions may have a material effect on the assets’ fair values. The difference between amortized cost and fair value for fixed income securities, net of deferred income taxes and related DAC, deferred sales inducement costs and reserves for life-contingent contract benefits, is reflected as a component of accumulated other comprehensive income in shareholder’s equity. Changing market conditions could materially affect the determination of the fair value of securities and, as a result, unrealized net capital gains and losses associated with fixed income securities and realized capital gains and losses associated with equity securities recorded in net income could vary significantly.
Changes in market interest rates or performance-based investment returns may lead to a significant decrease in the profitability of spread-based products
Our ability to manage the in force spread-based products, such as fixed annuities, is dependent upon maintaining profitable spreads between investment returns and interest crediting rates. When market interest rates decrease or remain at low levels, proceeds from investments that have matured or have been prepaid or sold may be reinvested at lower yields, reducing investment spread. Lowering interest crediting rates on some products in such an environment can partially offset decreases in investment yield. However, these changes could be limited by regulatory minimum rates or contractual minimum rate guarantees on many contracts and may not match the timing or magnitude of changes in investment yields. Increases in market interest rates can have negative effects, for example by increasing the attractiveness of other investments to our customers, which can lead to increased surrenders at a time when fixed income investment asset values are lower as a result of the increase in interest rates. This could lead to the sale of fixed income securities at a loss. Additionally, the amount of net investment income from performance-based investments backing the immediate annuity liabilities can vary substantially from quarter to quarter. Significant volatility or market downturns could adversely impact net investment income, valuation, returns, and collectability of undistributed appreciation. We have certain international limited partnership investments that could be impacted by investment, economic, regulatory and legal risks that could adversely affect our operating results.
Operational Risks
The failure in cyber or other information security controls, as well as the occurrence of events unanticipated in our disaster recovery systems and business continuity planning, could result in a loss or disclosure of confidential information, damage to our reputation, additional costs and impairment of our ability to conduct business effectively
We depend heavily on computer systems, mathematical algorithms and data to perform necessary business functions. We collect, use, store or transmit an increasingly large amount of confidential, proprietary, and other information (including personal information of customers or employees) in connection with the operation of our business. Despite our implementation of a variety of security measures, we are increasingly exposed to the risk that our computer systems could be subject to cyberattacks and unauthorized access, such as physical and electronic break-ins or unauthorized tampering. We have experienced threats to our data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. Events such as these could jeopardize the information processed and stored in, and transmitted through, our computer systems and networks, or otherwise cause interruptions or malfunctions in our operations, which could result in damage to our reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss. These risks may increase in the future as we continue to expand internet and mobile strategies and develop additional remote connectivity solutions to serve our employees and customers.
Third parties to whom we outsource certain of our functions are also subject to these risks.  While we review and assess our third party providers’ cybersecurity controls, as appropriate, and make changes to our business processes to manage these risks, we cannot assure that our attempts to keep such information confidential will always be successful.
Our increased use of third party services (e.g. cloud technology and software as a service) can make it more difficult to identify and respond to cyberattacks in any of the above situations due to the dynamic nature of these technologies. These risks could increase as vendors adopt and use more cloud-based software services rather than software services which can be run within Allstate data centers.
Personal information, as described above, is subject to an increasing number of federal, state, local and international laws and regulations regarding privacy and data security, as well as contractual commitments. The European Commission adopted the General Data Protection Regulation, which greatly increases the jurisdictional reach of its laws and adds a broad array of requirements for handling personal data, such as the public disclosure of significant data breaches, privacy impact assessments, data portability and the appointment of data protection officers. Further, the New York State Department of Financial Services has issued cybersecurity regulations for financial services institutions, including banking and insurance entities, that impose a variety of detailed security measures on covered entities. The NAIC has also adopted the Insurance Data Security Model Law, which, if adopted as state legislation, would establish standards for data security and for the investigation of and notification to insurance commissioners of cybersecurity events. Any failure or perceived failure by us to comply with such obligations may result in governmental enforcement actions and fines, litigation, or public statements against us by consumer advocacy groups or others, and could cause our employees and customers to lose trust in us, which could have an adverse effect on our reputation and business.
Our cyber and information security program is continually enhanced in order to be resilient against emerging threats and improve our ability to detect and respond to attempts to gain unauthorized access to our data and systems. Cybersecurity system changes we implement that are designed to update and enhance our protective measures to address new threats may increase the risk of a system or process failure or the creation of a gap in our security measures due to the complexity and interconnectedness of our systems and processes. Any such failure or gap could adversely affect our business, reputation, results of operations or financial condition.
From time to time, The Allstate Corporation and its Audit Committee engage independent advisors to assess and consult on cybersecurity matters. We also perform an on-going assessment of the quality of our program and identify opportunities to strengthen our cybersecurity controls. However, due to the increasing frequency and sophistication of such cyberattacks and changes in technology, there can be no assurance that a cyberattack will not take place with negative consequences, including an adverse effect to our business, results of operations and financial condition.
The occurrence of a disaster, such as a natural catastrophe, pandemic, industrial accident, blackout, terrorist attack, war, cyberattack, computer virus, insider threat, unanticipated problems with our disaster recovery systems, or a support failure from external providers, could have an adverse effect on our ability to conduct business and on our results of operations and financial condition, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems or destroy data. If a significant number of employees were unavailable in the event of a disaster, our ability to effectively conduct business could be severely compromised. Our systems are also subject to compromise from internal threats. Our policies, procedures and technical safeguards may be insufficient to prevent or detect improper access to confidential, personal or proprietary information by employees, vendors and other third parties who may have otherwise legitimate access to our systems.
Any of these may result in our incurring substantial costs and other negative consequences, including an adverse effect on our business, results of operations and financial condition.
Misconduct or fraudulent acts by employees, agents and third parties may adversely affect our profitability and financial condition
The insurance industry is inherently susceptible to both past and future misconduct or fraudulent activities by its employees, representative agents, vendors, customers and other third parties.  These activities could include, but are not limited to, fraud against the company, its employees and its customers through illegal or prohibited activities, unauthorized acts or representations, unauthorized use or disclosure of personal or proprietary information, deception, and misappropriation of funds or other benefits.
Management has implemented a risk management framework and a supporting system of internal controls that seeks to provide oversight and monitoring of key activities, designed control and technology systems to mitigate such exposures, and regularly conducts assessments and measurements of certain, key supporting controls.  However, the system of controls may not sufficiently contemplate all potential exposures and the performance of these controls may not be consistently executed in a manner necessary to sufficiently mitigate these risks. As a result, we could be exposed to financial loss, disruption of business, regulatory assessments and reputational harm. These impacts have the potential to have a material adverse effect on our profitability and financial condition.

A large-scale pandemic, the continued threat or occurrence of terrorism or military actions may have an adverse effect on the level of claim losses we incur, the value of our investment portfolio, our competitive position, marketability of product offerings, liquidity and results of operations
A large-scale pandemic, the continued threat or occurrence of terrorism, within the U.S. and abroad, or military and other actions, and heightened security measures in response to these types of threats may cause significant volatility and losses in our investment portfolio from declines in the equity markets and from interest rate changes in the U.S., Europe and elsewhere, and result in loss of life, property damage, disruptions to commerce and reduced economic activity. Some of the assets in our investment portfolio may be adversely affected by declines in the equity markets and reduced economic activity caused by a large-scale pandemic or the continued threat of terrorism. Additionally, a large-scale pandemic or terrorist act could have a material effect on sales, profitability, competitiveness, marketability of product offerings, liquidity and operating results.
Loss of key vendor relationships or failure of a vendor to protect our data, confidential and proprietary information, or personal information of our customers or employees could affect our operations
We rely on services and products provided by many vendors in the U.S. and abroad. These include, for example, vendors of computer hardware and software and vendors of investment management services. In the event that any vendor suffers a bankruptcy or otherwise becomes unable to continue to provide products or services, or fails to protect our confidential, proprietary, and other information (including personal information of customers or employees), we may suffer operational impairments and financial losses.
We may be subject to the risks and costs associated with intellectual property infringement, misappropriation and third party claims
We rely on a combination of contractual rights and copyright, trademark, patent and trade secret laws to establish and protect our intellectual property. Although we use a broad range of measures to protect intellectual property rights, third parties may infringe or misappropriate intellectual property. We may have to litigate to enforce and protect intellectual property and to determine its scope, validity or enforceability, which could divert significant resources and prove unsuccessful. An inability to protect intellectual property could have a material effect on our business.
We may be subject to claims by third parties for patent, trademark or copyright infringement or breach of usage rights. Any such claims and any resulting litigation could result in significant expense and liability. If third party providers or we are found to have infringed a third-party intellectual property right, either of us could be enjoined from providing certain products or services or from utilizing and benefiting from certain methods, processes, copyrights, trademarks, trade secrets or licenses. Alternatively, we could be required to enter into costly licensing arrangements with third parties or implement a costly work-around. Any of these scenarios could have a material effect on our business and results of operations.
Regulatory and Legal Risks
Regulatory reforms, and the more stringent application of existing regulations, may make it more expensive for us to conduct our business
The federal government has enacted comprehensive regulatory reforms for financial services entities. As part of a larger effort to strengthen the regulation of the financial services market, certain reforms are applicable to the insurance industry.
The Federal Insurance Office (“FIO”) and Financial Stability Oversight Council (“FSOC”) were established and the federal government may enact reforms that affect the state insurance regulatory framework. We can make no assurances regarding the potential impact of state or federal measures that change the nature or scope of insurance and financial regulation.
Such regulatory reforms, additional legislative or regulatory requirements and any further stringent enforcement of existing regulations, including increased privacy and cybersecurity regulations, may make it more expensive for us to conduct business and limit our ability to grow or to achieve profitability.
Changes in tax laws may affect our operations, decrease sales and profitability of products and adversely affect our financial condition
Under current federal and state income tax law, certain products, primarily life insurance, receive beneficial tax treatment. This favorable treatment may give some products a competitive advantage over noninsurance products. Congress and various state legislatures occasionally consider legislation that could reduce or eliminate the beneficial policyholder tax treatment currently applicable to life insurance. Congress and state legislatures also consider proposals to reduce the taxation of certain products or investments that may compete with life insurance. Legislation that increases the taxation on insurance products or reduces the taxation on competing products could lessen the advantage or create a disadvantage for some products by making them less competitive. Such proposals, if adopted, could impact the demand for certain of our life insurance products that offer income tax deferrals and may have a material effect on our profitability and financial condition and could result in the surrender of some existing contracts and policies.

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We may not be able to mitigate the capital impact associated with statutory reserving and capital requirements, potentially resulting in a need to increase prices, reduce sales of certain products, and/or accept a return on equity below original levels assumed in pricing
Regulatory capital and reserving requirements affect the amount of capital required. Changes to capital or reserving requirements or regulatory interpretations may result in holding additional capital. To support statutory reserves for certain life insurance products, we currently utilize reinsurance for mitigating a portion of our statutory reserve requirements. Changes to capital or reserving requirements or an inability to continue existing reinsurance as a result of market conditions or otherwise could require us to increase prices, reduce our sales of certain products, and/or accept a return on equity below original levels assumed in pricing.
Changes in accounting standards issued by the Financial Accounting Standards Board or other standard-setting bodies may adversely affect our results of operations and financial condition
Our financial statements are subject to the application of generally accepted accounting principles, which are periodically revised, interpreted and/or expanded. Accordingly, we may be required to adopt new guidance or interpretations, which may have a material effect on our results of operations and financial condition that is either unexpected or has a greater impact than expected and could adversely impact financial strength ratings. For a description of changes in accounting standards that are currently pending and, if known, our estimates of their expected impact, see Note 2 of the financial statements.
Losses from legal and regulatory actions may be material to our results of operations, cash flows and financial condition
From time to time, we are involved in various legal actions, some of which involve claims for substantial or indeterminate amounts. We are also involved in various regulatory actions and inquiries, including market conduct exams by state insurance regulatory agencies. In the event of an unfavorable outcome in any of these matters, the ultimate liability may be in excess of amounts currently accrued, if any, and may be material to our results of operations, cash flows and financial condition.
We are subject to extensive regulation and potential further restrictive regulation may increase operating costs and limit growth
As an insurance company, we are subject to extensive laws and regulations that are complex and subject to change. Changes may lead to additional expenses, increased legal exposure, increased required reserves or capital, and limits on our ability to grow or to achieve targeted profitability. Moreover, laws and regulations are administered and enforced by a number of governmental authorities, each of which exercises a degree of interpretive latitude, including state insurance regulators; state securities administrators; state attorneys general as well as federal agencies including the SEC, the Financial Industry Regulatory Authority, the Department of Labor, and the U.S. Department of Justice. Consequently, we are subject to the risk that compliance with any particular regulator’s or enforcement authority’s interpretation of a legal issue may not result in compliance with another’s interpretation of the same issue, particularly when compliance is judged in hindsight.
In addition, there is risk that any particular regulator’s or enforcement authority’s interpretation of a legal issue may change over time to our detriment. There is also a risk that changes in the overall legal environment may cause us to change our views regarding the actions we need to take from a legal risk management perspective. This would necessitate changes to our practices that may adversely impact our business. Furthermore, in some cases, these laws and regulations are designed to protect or benefit the interests of a specific constituency rather than a range of constituencies. For example, state insurance laws and regulations are generally intended to protect or benefit purchasers or users of insurance products. These laws and regulations may limit our ability to grow or to improve the profitability of our business.
Strategic Risks
Our future growth and profitability are dependent in part on our ability to successfully operate in an insurance industry that is highly competitive
Many of our primary competitors have well-established national reputations and market similar products. Because of the competitive nature of the insurance industry, there can be no assurance that we will continue to compete effectively within the industry, or that competitive pressures will not have a materially unfavorable effect on our business, results of operations or financial condition. This includes competition for producers such as exclusive financial specialists. Growth and retention may be materially affected if we are unable to attract and retain effective producers or if those producers further emphasize sales of non-life insurance products. Similarly, growth and retention may be impacted if customer preferences change, including customer demand for direct distribution channels or an increase in point-of-sale distribution channels. Furthermore, certain competitors operate using a different company structure and therefore may have dissimilar profitability and return targets.
Our ability to successfully operate may also be impaired if we are not effective in developing the talent and skills of our human resources, attracting and assimilating new executive talent into our organization, retaining experienced and qualified employees or deploying human resource talent consistently to achieve our business goals. Factors that affect our ability to attract and retain such employees include our compensation and benefits and our reputation.

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Competition from within the insurance industry and from businesses outside the insurance industry, including the technology industry, for qualified employees has often been intense and we have experienced increased competition in hiring and retaining employees. The unexpected loss of key personnel, control functions, information technology, operations or other areas could have a material adverse impact on our business because of the loss of their skills, knowledge of our products and offerings and years of industry experience and, in some cases, the difficulty of promptly finding qualified replacement personnel.
Reducing our concentration in spread-based business and exiting certain distribution channels may adversely affect reported results
We have been reducing our concentration in spread-based business since 2008 and discontinued offering fixed annuities effective January 1, 2014. We also exited the structured settlement annuity brokers distribution channel in 2013. The reduction in sales of these products has and will continue to reduce investment portfolio levels. It may also affect the settlement of contract benefits, including sales of assets with unrealized capital losses and affect insurance reserves deficiency testing.

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Item 11(a). Description of Business
Allstate Life Insurance Company of New York (“Allstate Life of New York” or “ALNY”) was incorporated in 1967 as a stock life insurance company under the laws of the State of New York. In 1984, Allstate Life of New York was purchased by Allstate Life Insurance Company (“ALIC”). Allstate Life of New York is a wholly owned subsidiary of ALIC, a stock life insurance company incorporated under the laws of the State of Illinois. ALIC is a wholly owned subsidiary of Allstate Insurance Company (“AIC”), a stock property-liability insurance company organized under the laws of the State of Illinois. All of the outstanding stock of AIC is owned by Allstate Insurance Holdings, LLC, which is wholly owned by The Allstate Corporation (the “Corporation”), a publicly owned holding company incorporated under the laws of the State of Delaware. The Allstate Corporation is one of the largest publicly held personal lines insurers in the United States. Widely known through the “You’re In Good Hands With Allstate®” slogan, Allstate is the 3rd largest personal property and casualty insurer in the United States on the basis of 2017 statutory direct premiums written according to A.M. Best.
In our reports, we occasionally refer to statutory financial information. All domestic United States insurance companies are required to prepare statutory-basis financial statements. As a result, industry data is available that enables comparisons between insurance companies, including competitors that are not required to prepare financial statements in conformity with accounting principles generally accepted in the United States of America. We frequently use industry publications containing statutory financial information to assess our competitive position.
Products and Distribution
We sell traditional, interest-sensitive and variable life insurance and voluntary accident and health insurance products to customers in the state of New York. We sell products through Allstate exclusive agencies and exclusive financial specialists, and workplace enrolling independent agents. We previously offered and continue to have in force deferred fixed annuities and immediate fixed annuities (including standard and sub-standard structured settlements).
The table below lists our current distribution channels with the associated products and target customers.

Distribution Channels	Proprietary Products	Target Customers
Allstate exclusive agencies and exclusive financial specialists	Term life insurance Whole life insurance Interest-sensitive life insurance Variable life insurance	Customers who prefer local personalized advice and service and are brand-sensitive
Workplace enrolling independent agents	Workplace life and voluntary accident and health insurance: Interest-sensitive and term life insurance Short-term disability income insurance Accident and critical illness insurance	Middle market consumers with family financial protection needs employed by small, medium, and large size firms
We compete on a variety of factors, including product offerings, brand recognition, financial strength and ratings, price, distribution and the level of customer service. The market for life insurance continues to be highly fragmented and competitive. As of December 31, 2017, there were approximately 360 groups of life insurance companies in the United States.
Allstate Life of New York is subject to extensive regulation, primarily, but not exclusively, from the New York Department of Financial Services. The method, extent and substance of such regulation generally has its source in statutes that establish standards and requirements for conducting the business of insurance and that delegate regulatory authority to the New York Department of Financial Services. These rules have a substantial effect on our business and relate to a wide variety of matters, including insurer solvency and statutory surplus sufficiency, reserve adequacy, insurance company licensing and examination, agent licensing, policy forms, rate setting, the nature and amount of investments, claims practices, participation in guaranty funds, transactions with affiliates, the payment of dividends, underwriting standards, statutory accounting methods, trade practices, privacy regulation and data security, corporate governance and risk management.
In July 2018, the New York Department of Financial Services issued a final regulation adopting a “best interest” standard for the sale of life and annuity products in New York. The regulation is effective on August 1, 2019 for annuity products and February

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1, 2020 for life products. This regulation may result in changes to our distribution and compensation practices, which may impact results of operations.
In addition, state legislators and insurance regulators continue to examine the appropriate nature and scope of state insurance regulation. For a discussion of statutory financial information, see Note 13 of the financial statements. For a discussion of regulatory contingencies, see Note 11 of the financial statements. Notes 11 and 13 are incorporated in this Item 11(a) by reference.
As part of an effort to strengthen the regulation of the financial services market, the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) was enacted in 2010. Dodd-Frank created the Federal Insurance Office (“FIO”) within the U.S. Department of the Treasury. The FIO monitors the insurance industry, provides advice to the Financial Stability Oversight Council (“FSOC”), represents the U.S. on international insurance matters, and studies the current regulatory system.
Additional regulations or new requirements may emerge from the activities of various regulatory entities, including the Federal Reserve Board, FIO, FSOC, the National Association of Insurance Commissioners (“NAIC”), and the International Association of Insurance Supervisors (“IAIS”), that are evaluating solvency and capital standards for insurance company groups. In addition, the NAIC has adopted amendments to its model holding company law that have been adopted by some jurisdictions. The outcome of these actions is uncertain; however, these actions may result in changes in the level of capital and liquidity required by insurance holding companies.
We cannot predict whether any specific state or federal measures will be adopted to change the nature or scope of the regulation of insurance or what effect any such measures would have on Allstate Life of New York.
Item 11(b). Description of Property
Allstate Life of New York occupies office space in Hauppauge, New York, and Northbrook, Illinois, that is owned or leased by Allstate Insurance Company. Expenses associated with these facilities are allocated to us. We believe that these facilities are suitable and adequate for our current operations.
Item 11(c). Legal Proceedings
Information required for Item 11(c) is incorporated by reference to the discussion under the heading “Regulation and compliance” in Note 11 of the financial statements.
Item 11(e). Financial Statements and Notes to Financial Statements
[The financial statements and notes to financial statements are contained in a separate file.]
Item 11(f). Selected Financial Data

5-YEAR SUMMARY OF SELECTED FINANCIAL DATA
($ in thousands)	2018	2017	2016	2015	2014
Operating Results
Premiums	$103,447	$90,941	$68,581	$63,218	$59,070
Contract charges	77,194	76,171	76,009	74,948	73,446
Other revenue	1,414	924	814	809	562
Net investment income	287,883	310,695	295,845	311,244	322,825
Realized capital gains and losses	(20,554)	66,332	1,639	27,118	118,294
Total revenues	449,384	545,063	442,888	477,337	574,197
Net income	45,234	204,183	51,401	73,360	125,962

Financial Position
Investments	$5,922,804	$6,236,118	$6,170,502	$6,242,048	$6,582,873
Total assets	6,809,149	7,173,492	7,054,572	7,139,017	7,551,185
Reserve for life-contingent contract benefits and contractholder funds	4,913,436	5,223,850	5,159,621	5,281,203	5,682,950
Shareholder’s equity	1,404,542	1,403,268	1,262,886	1,185,793	1,126,101

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Item 11(h). Management’s Discussion and Analysis of Financial Condition and Results of Operations
OVERVIEW
The following discussion highlights significant factors influencing the financial position and results of operations of Allstate Life Insurance Company of New York (referred to in this document as “we,” “our,” “us,” the “Company” or “ALNY”). It should be read in conjunction with the 5-year summary of selected financial data, financial statements and related notes found under Item 11(e) and Item 11(f) contained herein. We operate as a single segment entity based on the manner in which we use financial information to evaluate business performance and to determine the allocation of resources.
The most important factors we monitor to evaluate the financial condition and performance of our company include:

•	For operations: benefit and investment spread, asset-liability matching, expenses, net income, new business sales, and premiums and contract charges.

•
For investments: exposure to market risk, asset allocation, credit quality/experience, total return, net investment income, cash flows, realized capital gains and losses, unrealized capital gains and losses, stability of long-term returns, and asset and liability duration.

•	For financial condition: liquidity, financial strength ratings, capital position, and return on equity.
On December 22, 2017, the Tax Cuts and Jobs Act of 2017 (“Tax Legislation”) became effective, permanently reducing the U.S. corporate income tax rate from 35% to 21% beginning January 1, 2018. As a result, the corporate tax rate is not comparable between years.

•	During 2017, we revalued deferred tax assets and liabilities, resulting in a $102.5 million reduction to income tax expense.

•
During 2018, the impact of the Tax Legislation was adjusted from our preliminary estimate due to, among other things, changes in interpretations and assumptions we previously made and guidance that was issued. During 2018, we recognized a net tax benefit of $2.2 million, as a reduction to income tax expense related to the provisional amounts.

OPERATIONS
Overview and strategy
We currently sell traditional, interest-sensitive and variable life insurance and voluntary accident and health insurance products. We serve customers through Allstate exclusive agencies and exclusive financial specialists and workplace enrolling independent agents. We previously offered and continue to have in force fixed annuities such as deferred and immediate annuities. We also previously offered variable annuities which are reinsured.
Our overall strategy is to broaden Allstate’s customer relationships and value proposition. We also distribute non-proprietary retirement products offered by third-party providers. Our target customers are those who prefer local personalized advice and service and are brand-sensitive.
Our product positioning provides solutions to help meet customer needs during various phases of life. Term and whole life insurance products offer basic life protection solutions. Universal life and financial planning solutions cover more advanced needs. Allstate exclusive agencies partner with exclusive financial specialists to deliver life and retirement solutions. These specialists have expertise with advanced life and retirement cases and other more complex customer needs. Successful partnerships assist agencies with building stronger and deeper customer relationships. Sales producer education and technology improvements are being made to ensure agencies have the tools and information needed to help customers meet their needs and build personal relationships as trusted advisors.
Allstate Benefits (Allstate’s workplace distribution business) is an industry leader in the rapidly growing voluntary benefits market, offering a broad range of products through workplace enrollment, including critical illness, accident, short-term disability and universal and group term life. Allstate Benefits uses ALNY to write its business in New York. The voluntary market continues to grow as voluntary benefits products have become a core component of employee benefit offerings. A broad product portfolio, flexible enrollment solutions and technology (including significant presence on employer benefit administration systems), a strong national accounts team, and a well-recognized brand differentiates Allstate Benefits. Allstate Benefits’ strategy for growth is to become the industry leader in the voluntary benefits market by delivering substantially more value through innovative products and technology, tailored solutions and exceptional service. Initiatives are focused on expanding into nontraditional products and becoming an integrated digital enterprise through investments in future-state technologies and data and analytics capabilities.
We exited the continuing sale of annuities over an eight year period from 2006 to 2014, reflecting our expectations of declining returns. As a result, the declining volume of business is managed with a focus on increasing lifetime economic value. Both the deferred and immediate annuity businesses have been adversely impacted by the historically low interest rate environment. Our immediate annuity business has also been impacted by medical advancements that have resulted in annuitants living longer than anticipated when many of these contracts were originated. We focus on the distinct risk and return profiles of the specific products

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when developing investment and liability management strategies. The level of legacy deferred annuities in force has been significantly reduced and the investment portfolio and crediting rates are proactively managed to improve profitability of the business while providing appropriate levels of liquidity. The investment portfolio supporting our immediate annuities is managed to ensure the assets match the characteristics of the liabilities and provide the long-term returns needed to support this business. To better match the long-term nature of our immediate annuities, we use performance-based investments in which we have ownership interests and a greater proportion of return is derived from idiosyncratic assets or operating performance. We continue to review strategic options to reduce exposure and improve returns of the business. As a result, we may take additional operational and financial actions that offer return improvement and risk reduction opportunities.
Summary analysis Summarized financial data for the years ended December 31 is presented in the following table.

($ in thousands)	2018	2017	2016
Revenues
Premiums	$103,447	$90,941	$68,581
Contract charges	77,194	76,171	76,009
Other revenue	1,414	924	814
Net investment income	287,883	310,695	295,845
Realized capital gains and losses	(20,554)	66,332	1,639
Total revenues	449,384	545,063	442,888

Costs and expenses
Contract benefits	(237,578)	(230,493)	(208,403)
Interest credited to contractholder funds	(91,482)	(97,377)	(102,761)
Amortization of DAC	(16,299)	(16,992)	(16,127)
Operating costs and expenses	(45,964)	(42,753)	(36,188)
Total costs and expenses	(391,323)	(387,615)	(363,479)

Income tax (expense) benefit	(12,827)	46,735	(28,008)
Net income	$45,234	$204,183	$51,401
Net income was $45.2 million in 2018 compared to $204.2 million in 2017. 2018 and 2017 results include a net tax benefit of $2.2 million and $102.5 million, respectively, related to the Tax Legislation. Net income decreased $58.6 million, excluding the impact of the Tax Legislation, primarily due to net realized capital losses in 2018 compared to net realized capital gains in 2017 and lower net investment income, partially offset by a lower effective tax rate from the Tax Legislation and higher premiums.
Net income was $204.2 million in 2017 compared to $51.4 million in 2016. 2017 net income included a $102.5 million Tax Legislation benefit. Net income increased $50.3 million, excluding the impact of the Tax Legislation, primarily due to higher net realized capital gains, higher premiums, higher net investment income and lower interest credited to contractholder funds, partially offset by higher contract benefits and operating costs and expenses.
Analysis of revenues Total revenues decreased 17.6% or $95.7 million in 2018 compared to 2017, primarily due to net realized capital losses in 2018 compared to net realized capital gains in 2017 and lower net investment income, partially offset by higher premiums. Total revenues increased 23.1% or $102.2 million in 2017 compared to 2016, primarily due to higher net realized capital gains, premiums and net investment income.
Premiums represent revenues generated from traditional life insurance, accident and health insurance products, and immediate annuities with life contingencies that have significant mortality or morbidity risk.
Contract charges are revenues generated from interest-sensitive and variable life insurance and fixed annuities for which deposits are classified as contractholder funds or separate account liabilities. Contract charges are assessed against the contractholder account values for maintenance, administration, cost of insurance and surrender prior to contractually specified dates.

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The following table summarizes premiums and contract charges by product for the years ended December 31.

($ in thousands)	2018	2017	2016
Underwritten products
Traditional life insurance premiums	$59,185	$55,996	$52,333
Accident and health insurance premiums	44,262	34,945	16,248
Interest-sensitive life insurance contract charges	76,931	76,103	75,940
Subtotal	180,378	167,044	144,521

Annuities
Fixed annuity contract charges	263	68	69
Premiums and contract charges (1)	$180,641	$167,112	$144,590
____________________

(1)	Contract charges related to the cost of insurance totaled $54.5 million, $53.6 million and $52.5 million in 2018, 2017 and 2016, respectively.
Premiums and contract charges increased 8.1% or $13.5 million in 2018 compared to 2017 and 15.6% or $22.5 million in 2017 compared to 2016, primarily due to a large new voluntary benefits account that went in force in March 2017 as well as continued growth in traditional life insurance.
Analysis of costs and expenses Total costs and expenses increased 1.0% or $3.7 million in 2018 compared to 2017, and increased 6.6% or $24.1 million in 2017 compared to 2016, primarily due to higher contract benefits and operating costs and expenses, partially offset by lower interest credited to contractholder funds.
Contract benefits increased 3.1% or $7.1 million in 2018 compared to 2017, primarily due to higher claim experience on traditional life insurance and growth in voluntary accident and health insurance, partially offset by immediate annuity mortality experience that was favorable in comparison to the prior year. Our 2018 annual review of assumptions resulted in a $978 thousand decrease in reserves primarily for secondary guarantees on interest-sensitive life insurance due to lower projected exposure to secondary guarantees resulting from higher interest credited to policyholders.
Contract benefits increased 10.6% or $22.1 million in 2017 compared to 2016, primarily due to growth in the voluntary benefits business and worse mortality experience on interest-sensitive life insurance and immediate annuities. Our 2017 annual review of assumptions resulted in a $1.5 million increase in reserves primarily for secondary guarantees on interest-sensitive life insurance due to increased projected exposure to benefits paid under secondary guarantees resulting from continued low interest rates.
As of December 31, 2018, our premium deficiency and profits followed by losses evaluations concluded that no adjustments were required to be recognized. For further detail on these evaluations, see Reserve for life-contingent contract benefits estimation in the Application of Critical Accounting Estimates section.
We analyze our mortality and morbidity results using the difference between premiums and contract charges earned for the cost of insurance and contract benefits excluding the portion related to the implied interest on immediate annuities with life contingencies (“benefit spread”). This implied interest totaled $113.7 million, $114.1 million and $114.0 million in 2018, 2017 and 2016, respectively.
The benefit spread by product group for the years ended December 31 is disclosed in the following table.

($ in thousands)	2018	2017	2016
Life insurance	$34,246	$37,028	$39,202
Accident and health insurance	12,554	13,058	5,501
Annuities	(12,815)	(21,883)	(18,056)
Total benefit spread	$33,985	$28,203	$26,647
Benefit spread increased 20.5% or $5.8 million in 2018 compared to 2017, primarily due to immediate annuity mortality experience that was favorable in comparison to the prior year, partially offset by higher claim experience on traditional life insurance.
Benefit spread increased 5.8% or $1.6 million in 2017 compared to 2016, primarily due to growth in the voluntary benefits business, partially offset by worse mortality experience on interest-sensitive life insurance and immediate annuities.
Interest credited to contractholder funds decreased 6.1% or $5.9 million in 2018 compared to 2017 and decreased 5.2% or $5.4 million in 2017 compared to 2016, primarily due to lower average contractholder funds.
In order to analyze the impact of net investment income and interest credited to contractholders on net income, we monitor the difference between net investment income and the sum of interest credited to contractholder funds and the implied interest on immediate annuities with life contingencies, which is included as a component of contract benefits on the Statements of Operations and Comprehensive Income (“investment spread”).

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Investment spread totaled $82.8 million, $99.2 million and $79.1 million in 2018, 2017 and 2016, respectively. Investment spread decreased 16.6% or $16.4 million in 2018 compared to 2017, primarily due to lower net investment income, mainly from limited partnership interests, partially offset by lower credited interest. Investment spread increased 25.4% or $20.1 million in 2017 compared to 2016, primarily due to higher net investment income related to strong performance-based results and lower credited interest.
To further analyze investment spreads, the following table summarizes the weighted average investment yield on assets supporting product liabilities and capital, interest crediting rates and investment spreads. Investment spreads may vary significantly between periods due to the variability in investment income, particularly for immediate fixed annuities where the investment portfolio includes performance-based investments.

	Weighted average investment yield			Weighted average interest crediting rate			Weighted average investment spreads
	2018	2017	2016	2018	2017	2016	2018	2017	2016
Interest-sensitive life insurance	4.7%	5.1%	4.9%	3.7%	3.8%	4.0%	1.0%	1.3%	0.9%
Deferred fixed annuities	3.7	3.8	4.0	2.7	2.7	2.8	1.0	1.1	1.2
Immediate fixed annuities with and without life contingencies	6.6	7.5	6.9	6.0	6.1	6.1	0.6	1.4	0.8
Investments supporting capital, traditional life and other products	3.5	3.6	3.4	n/a	n/a	n/a	n/a	n/a	n/a
Amortization of DAC The components of amortization of DAC for the years ended December 31 are summarized in the following table.

($ in thousands)	2018	2017	2016
Amortization of DAC before amortization relating to realized capital gains and losses and changes in assumptions	$15,771	$16,738	$16,113
Amortization relating to realized capital gains and losses (1)	933	2,181	(451)
Amortization (deceleration) acceleration for changes in assumptions (“DAC unlocking”)	(405)	(1,927)	465
Total amortization of DAC	$16,299	$16,992	$16,127
_________________
(1) The impact of realized capital gains and losses on amortization of DAC is dependent upon the relationship between the assets that give rise to the gain or loss and the product liability supported by the assets. Fluctuations result from changes in the impact of realized capital gains and losses on actual and expected gross profits.
Amortization of DAC decreased 4.1% or $693 thousand in 2018 compared to 2017, primarily due to lower amortization related to net realized capital gains, and decreased gross profits on interest-sensitive life insurance, partially offset by lower amortization deceleration for changes in assumptions. Amortization of DAC increased 5.4% or $865 thousand in 2017 compared to 2016, primarily due to higher net realized capital gains, partially offset by amortization deceleration for changes in assumptions.
Our annual comprehensive review of assumptions underlying estimated future gross profits for our interest-sensitive life contracts covers assumptions for mortality, persistency, expenses, investment returns, including capital gains and losses, interest crediting rates to policyholders, and the effect of any hedges. In 2018, the review resulted in a deceleration of DAC amortization (increase to income) of $405 thousand. The deceleration primarily related to the benefit margin component of estimated gross profits and was due to a decrease in projected mortality. This was partially offset by DAC amortization acceleration (decrease to income) for changes in the investment margin due to lower projected investment returns.
In 2017, the review resulted in a deceleration of DAC amortization (increase to income) of $1.9 million. The deceleration primarily related to the benefit margin component of estimated gross profits and was due to a decrease in projected mortality. This was partially offset by DAC amortization acceleration (decrease to income) for changes in the investment margin due to continued low interest rates and lower projected investment returns.
In 2016, the review resulted in an acceleration of DAC amortization of $465 thousand. The DAC amortization acceleration primarily related to decreased projected investment margins, partially offset by decreases in projected mortality and expenses.
For additional detail related to the DAC annual review, see the Application of Critical Accounting Estimates section of this document.

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The changes in DAC for the years ended December 31 are detailed in the following table.

($ in thousands)	Traditional life and accident and health		Interest-sensitive life insurance		Total
	2018	2017	2018	2017	2018	2017
Beginning balance	$59,469	$49,129	$86,864	$88,229	$146,333	$137,358
Acquisition costs deferred	12,226	16,246	7,351	8,276	19,577	24,522
Amortization of DAC before amortization relating to realized capital gains and losses and changes in assumptions (1)	(6,619)	(5,906)	(9,152)	(10,832)	(15,771)	(16,738)
Amortization relating to realized capital gains and losses (1)	—	—	(933)	(2,181)	(933)	(2,181)
Amortization deceleration (acceleration) for changes in assumptions (“DAC unlocking”) (1)	—	—	405	1,927	405	1,927
Effect of unrealized capital gains and losses (2)	—	—	6,276	1,445	6,276	1,445
Ending balance	$65,076	$59,469	$90,811	$86,864	$155,887	$146,333
______________

(1)	Included as a component of amortization of DAC on the Statements of Operations and Comprehensive Income.

(2)
Represents the change in the DAC adjustment for unrealized capital gains and losses. The DAC adjustment represents the amount by which the amortization of DAC would increase or decrease if the unrealized gains and losses in the respective product portfolios were realized.

Operating costs and expenses increased 7.5% or $3.2 million in 2018 compared to 2017, primarily due to higher non-deferred acquisition expenses driven by voluntary benefits growth, increased regulatory related expenses, and higher employee-related expenses and advertising costs.
Operating costs and expenses increased 18.1% or $6.6 million in 2017 compared to 2016, primarily due to non-deferred acquisition related expenses associated with the large new voluntary benefits account that went in force in March 2017.
Analysis of reserves and contractholder funds
The following table summarizes our product liabilities as of December 31.

($ in thousands)	2018	2017	2016
Traditional life insurance	$258,336	$242,197	$226,909
Accident and health insurance	25,360	20,222	12,160
Immediate fixed annuities with life contingencies
Sub-standard structured settlements (1)	1,274,723	1,390,407	1,174,863
Standard structured settlements and SPIA (2)	671,965	694,800	725,240
Other	1,752	1,340	1,716
Reserve for life-contingent contract benefits	$2,232,136	$2,348,966	$2,140,888

Interest-sensitive life insurance	$740,694	$744,610	$728,841
Deferred fixed annuities	1,496,565	1,666,064	1,806,332
Immediate fixed annuities without life contingencies	399,657	425,150	454,905
Other	44,384	39,060	28,655
Contractholder funds	$2,681,300	$2,874,884	$3,018,733
_______________________
(1) Comprises structured settlement annuities for annuitants with severe injuries or other health impairments which increased their expected mortality rate at the time the annuity was issued (“sub-standard structured settlements”). Sub-standard structured settlements comprise 13% of our immediate annuity policies in force and 65% of the immediate annuity reserve for life-contingent contract benefits.
(2) Comprises structured settlement annuities for annuitants with standard life expectancy (“standard structured settlements”) and single premium immediate annuities (“SPIA”) with life contingencies.
Contractholder funds represent interest-bearing liabilities arising from the sale of products such as interest-sensitive life insurance, fixed annuities and funding agreements. The balance of contractholder funds is equal to the cumulative deposits received and interest credited to the contractholder less cumulative contract benefits, surrenders, withdrawals and contract charges for mortality or administrative expenses.

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The following table shows the changes in contractholder funds for the years ended December 31.

($ in thousands)	2018	2017	2016
Contractholder funds, beginning balance	$2,874,884	$3,018,733	$3,185,887

Deposits
Interest-sensitive life insurance	93,141	92,366	90,728
Fixed annuities	14,465	10,741	14,943
Total deposits	107,606	103,107	105,671

Interest credited	91,430	97,355	102,805

Benefits, withdrawals and other adjustments
Benefits	(114,006)	(108,819)	(122,109)
Surrenders and partial withdrawals	(190,873)	(166,388)	(172,856)
Contract charges	(75,483)	(74,733)	(73,866)
Net transfers from separate accounts	256	54	133
Other adjustments (1)	(12,514)	5,575	(6,932)
Total benefits, withdrawals and other adjustments	(392,620)	(344,311)	(375,630)
Contractholder funds, ending balance	$2,681,300	$2,874,884	$3,018,733
_______________________

(1)
The table above illustrates the changes in contractholder funds, which are presented gross of reinsurance recoverables on the Statements of Financial Position. The table above is intended to supplement our discussion and analysis of revenues, which are presented net of reinsurance on the Statements of Operations and Comprehensive Income. As a result, the net change in contractholder funds associated with products reinsured to third parties is reflected as a component of the other adjustments line.

Contractholder funds decreased 6.7% and 4.8% in 2018 and 2017, respectively, primarily due to the continued runoff of our deferred fixed annuity business. We discontinued the sale of annuities over an eight year period from 2006 to 2014, but still accept additional deposits on existing contracts.
Surrenders and partial withdrawals increased 14.7% to $190.9 million in 2018 from $166.4 million in 2017. 2018 had elevated surrenders on fixed annuities resulting from an increased number of contracts reaching the 30-45 day period (typically at their 5, 7 or 10 year anniversary) during which there is no surrender charge. Surrenders and partial withdrawals decreased 3.7% to $166.4 million in 2017 from $172.9 million in 2016, primarily due to decreases in deferred fixed annuities. The surrender and partial withdrawal rate, based on the beginning of year contractholder funds, was 8.5% in 2018 compared to 7.0% in 2017 and 6.9% in 2016.

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Reinsurance Ceded
In the normal course of business, we seek to limit exposure to losses by purchasing reinsurance. In addition, we have used reinsurance to effect the disposition of certain blocks of business. We retain primary liability as a direct insurer for all risks ceded to reinsurers. As of December 31, 2018 and 2017, 20.8% and 21.6%, respectively, of our face amount of life insurance in force was reinsured. Additionally, we ceded all of the risk associated with our variable annuity business to Prudential Insurance Company of America.
Our reinsurance recoverables, summarized by reinsurer as of December 31, are shown in the following table.

($ in thousands)	S&P financial strength rating (1)	Reinsurance recoverable on paid and unpaid benefits
		2018	2017
Prudential Insurance Company of America	AA-	$170,632	$174,553
Transamerica Life Group	AA-	40,855	39,270
Swiss Re Life and Health America, Inc.	AA-	9,656	9,279
RGA Reinsurance Company	AA-	7,568	7,823
Canada Life	AA	2,108	2,044
Security Life of Denver	A	1,035	1,069
SCOR Global Life	AA-	800	848
Triton Insurance Company (2)	N/A	719	390
American United Life Insurance Company	AA-	679	712
Allstate Life Insurance Company (3)	A+	243	7,173
Scottish Re (U.S.), Inc. (4)	N/A	193	218
Metropolitan Life	AA-	93	92
General Re	AA+	89	110
Minnesota Mutual	AA-	38	38
Mutual of Omaha	AA-	24	25
Total		$234,732	$243,644
__________________________

(1)	N/A reflects no S&P Global Ratings (“S&P”) rating available.

(2)	A.M. Best rating is B+.

(3)	Affiliate company.

(4)	Scottish Re (U.S.), Inc. was last rated by S&P in 2009 and A.M. Best removed their rating in 2011. Scottish Re (U.S.), Inc. remains current on claims payments to the Company.
We continuously monitor the creditworthiness of reinsurers in order to determine our risk of recoverability on an individual and aggregate basis, and a provision for uncollectible reinsurance is recorded if needed. No amounts have been deemed unrecoverable in the three-years ended December 31, 2018.

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INVESTMENTS
Overview and strategy The return on our investment portfolio is an important component of our ability to offer good value to customers. We identify a strategic asset allocation which considers both the nature of the liabilities and the risk and return characteristics of the various asset classes in which we invest. This allocation is informed by our long-term and market expectations, as well as other considerations such as risk appetite, portfolio diversification, duration, desired liquidity and capital. Within appropriate ranges relative to strategic allocations, tactical allocations are made in consideration of prevailing and potential future market conditions. We manage risks that involve uncertainty related to interest rates, credit spreads, equity returns and currency exchange rates.
Our portfolio is comprised of assets chosen to generate returns to support corresponding liabilities, within an asset-liability framework that targets an appropriate return on capital. For shorter-term annuity liability cash flows and life insurance liabilities, we invest primarily in fixed income securities and commercial mortgage loans with maturity profiles aligned with liability cash flow requirements. For longer-term immediate annuity liability cash flows, we invest primarily in performance-based investments, such as limited partnerships, and equity securities.
We utilize two primary strategies to manage risks and returns and to position our portfolio to take advantage of market opportunities while attempting to mitigate adverse effects. As strategies and market conditions evolve, the asset allocation may change or assets may be moved between strategies.
Market-based core includes investments primarily in public fixed income and equity securities and seeks to deliver predictable earnings aligned to business needs and returns consistent with the markets in which we invest. Private fixed income assets, such as commercial mortgages, bank loans, and privately placed debt that provide liquidity premiums are also included in this category.
The Performance-based strategy seeks to deliver attractive risk-adjusted returns and supplement market risk with idiosyncratic risk. Returns are impacted by a variety of factors including general macroeconomic and public market conditions as public benchmarks are often used in the valuation of underlying investments. Variability in earnings will also result from the performance of the underlying assets or business and the timing of sales of those investments. Earnings from the sales of investments may be recorded as net investment income or realized capital gains and losses. The portfolio, which primarily includes private equity and real estate with a majority being limited partnerships, is diversified across a number of characteristics, including managers or partners, vintage years, strategies, geographies (including international) and industry sectors or property types. These investments are generally illiquid in nature, often require specialized expertise, typically involve a third party manager, and often enhance returns and income through transformation at the company or property level. A portion of these investments seek returns in markets or asset classes that are dislocated or special situations, primarily in private markets.
Portfolio composition The composition of the investment portfolio is presented in the following table.

($ in thousands)	December 31, 2018	Percent to total
Fixed income securities (1)	$4,530,344	76.4%
Mortgage loans	696,062	11.8
Equity securities (2)	184,970	3.1
Limited partnership interests	382,853	6.5
Short-term investments (3)	88,548	1.5
Policy loans	39,374	0.7
Other	653	—
Total	$5,922,804	100.0%
________________

(1)	Fixed income securities are carried at fair value. Amortized cost basis for these securities was $4.38 billion.

(2)
Equity securities are carried at fair value. The fair value of equity securities held as of December 31, 2018 was $7.7 million in excess of cost. These net gains were primarily concentrated in the consumer goods, capital goods and technology sectors. Beginning January 1, 2018, the periodic changes in fair value are reflected in realized capital gains and losses.

(3)	Short-term investments are carried at fair value.
Investments totaled $5.92 billion as of December 31, 2018, decreasing from $6.24 billion as of December 31, 2017, primarily due to lower fixed income valuations and net reductions in contractholder funds, partially offset by positive operating cash flows.

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Portfolio composition by investment strategy The following table presents the investment portfolio by strategy as of December 31, 2018.

($ in thousands)	Market-based core	Performance-based	Total
Fixed income securities	$4,529,603	$741	$4,530,344
Mortgage loans	696,062	—	696,062
Equity securities	172,824	12,146	184,970
Limited partnership interests	8,285	374,568	382,853
Short-term investments	88,548	—	88,548
Policy loans	39,374	—	39,374
Other	(17)	670	653
Total	$5,534,679	$388,125	$5,922,804
% of total	93%	7%	100%

Unrealized net capital gains (losses)
Fixed income securities	$155,290	$(56)	$155,234
Limited partnership interests	—	(50)	(50)
Short-term investments	(4)	—	(4)
Total	$155,286	$(106)	$155,180
During 2018, strategic actions focused on optimizing portfolio yield, return and risk in the rising interest rate environment. We maintained the maturity profile of fixed income securities in our portfolio. Performance-based investments and equity securities will continue to be allocated primarily to the longer-term immediate annuity liabilities to reduce the risk that investment returns are below levels required to meet their funding needs while shorter-term annuity liabilities will be invested in market-based investments.
Fixed income securities by type are listed in the following table.

($ in thousands)	Fair value as of December 31, 2018	Fair value as of December 31, 2017
U.S. government and agencies	$85,464	$128,052
Municipal	703,923	729,333
Corporate	3,553,861	3,795,731
Foreign government	136,822	179,765
Asset-backed securities (“ABS”)	19,888	41,808
Residential mortgage-backed securities (“RMBS”)	15,079	21,955
Commercial mortgage-backed securities (“CMBS”)	6,337	11,408
Redeemable preferred stock	8,970	9,673
Total fixed income securities	$4,530,344	$4,917,725
Fixed income securities are rated by third party credit rating agencies and/or are internally rated. As of December 31, 2018, 93.8% of the fixed income securities portfolio was rated investment grade, which is defined as a security having a rating of Aaa, Aa, A or Baa from Moody’s, a rating of AAA, AA, A or BBB from S&P, a comparable rating from another nationally recognized rating agency or a comparable internal rating if an externally provided rating is not available. Credit ratings below these designations are considered low credit quality or below investment grade, which includes high yield bonds. Market prices for certain securities may have credit spreads which imply higher or lower credit quality than the current third party rating. Our initial investment decisions and ongoing monitoring procedures for fixed income securities are based on a thorough due diligence process which includes, but is not limited to, an assessment of the credit quality, sector, structure, and liquidity risks of each issue.

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The following table summarizes the fair value and unrealized net capital gains (losses) for fixed income securities by credit quality as of December 31, 2018.

($ in thousands)	Investment grade		Below investment grade		Total
	Fair value	Unrealized gain/(loss)	Fair value	Unrealized gain/(loss)	Fair value	Unrealized gain/(loss)
U.S. government and agencies	$85,464	$9,394	$—	$—	$85,464	$9,394
Municipal	703,923	88,412	—	—	703,923	88,412
Corporate
Public	2,279,700	36,770	165,003	(8,334)	2,444,703	28,436
Privately placed	1,004,200	26,123	104,958	(6,484)	1,109,158	19,639
Foreign government	136,822	7,896	—	—	136,822	7,896
ABS	19,888	(18)	—	—	19,888	(18)
RMBS
U.S. government sponsored entities (“U.S. Agency”)	7,793	199	—	—	7,793	199
Non-agency	2,326	36	4,960	710	7,286	746
CMBS	2,011	13	4,326	182	6,337	195
Redeemable preferred stock	8,970	335	—	—	8,970	335
Total fixed income securities	$4,251,097	$169,160	$279,247	$(13,926)	$4,530,344	$155,234
Municipal bonds totaled $703.9 million as of December 31, 2018, with 100% rated investment grade and an unrealized net capital gain of $88.4 million. The municipal bond portfolio includes general obligations of state and local issuers and revenue bonds (including pre-refunded bonds, which are bonds for which an irrevocable trust has been established to fund the remaining payments of principal and interest).
Our practice for acquiring and monitoring municipal bonds is predominantly based on the underlying credit quality of the primary obligor. We currently rely on the primary obligor to pay all contractual cash flows and are not relying on bond insurers for payments. As a result of downgrades in the insurers’ credit ratings, the ratings of the insured municipal bonds generally reflect the underlying ratings of the primary obligor.
Corporate bonds, including publicly traded and privately placed, totaled $3.55 billion as of December 31, 2018, with 92.4% rated investment grade and an unrealized net capital gain of $48.1 million. Privately placed securities primarily consist of corporate issued senior debt securities that are directly negotiated with the borrower or are in unregistered form.
Our $1.11 billion portfolio of privately placed securities is diversified by issuer, industry sector and country. The portfolio is made up of 221 issuers. Privately placed corporate obligations may contain structural security features such as financial covenants and call protections that provide investors greater protection against credit deterioration, reinvestment risk or fluctuations in interest rates than those typically found in publicly registered debt securities. Additionally, investments in these securities are made after due diligence of the issuer, typically including discussions with senior management and on-site visits to company facilities. Ongoing monitoring includes direct periodic dialog with senior management of the issuer and continuous monitoring of operating performance and financial position. Every issue not rated by an independent rating agency is internally rated with a formal rating affirmation at least once a year.
Our corporate bonds portfolio includes $270.0 million of below investment grade bonds, $105.0 million of which are privately placed. These securities are diversified by issuer and industry sector. The below investment grade corporate bonds portfolio is made up of 181 issuers. We employ fundamental analyses of issuers and sectors along with macro and asset class views to identify investment opportunities. This results in a portfolio with broad exposure to the high yield market with an emphasis on idiosyncratic positions reflective of our views of market conditions and opportunities.
Foreign government securities totaled $136.8 million as of December 31, 2018, with 100% rated investment grade and an unrealized net capital gain of $7.9 million. Of these securities, 94.5% are backed by the U.S. government and the remaining 5.5% are in Canadian governmental and provincial securities.
ABS, RMBS and CMBS are structured securities that are primarily collateralized by consumer or corporate borrowings and residential and commercial real estate loans. The cash flows from the underlying collateral paid to the securitization trust are generally applied in a pre-determined order and are designed so that each security issued by the trust, typically referred to as a “class”, qualifies for a specific original rating. For example, the “senior” portion or “top” of the capital structure, or rating class, which would originally qualify for a rating of Aaa typically has priority in receiving principal repayments on the underlying collateral and retains this priority until the class is paid in full. In a sequential structure, underlying collateral principal repayments are directed to the most senior rated Aaa class in the structure until paid in full, after which principal repayments are directed to the next most senior Aaa class in the structure until it is paid in full. Senior Aaa classes generally share any losses from the

20

underlying collateral on a pro-rata basis after losses are absorbed by classes with lower original ratings. The payment priority and class subordination included in these securities serves as credit enhancement for holders of the senior or top portions of the structures. These securities continue to retain the payment priority features that existed at the origination of the securitization trust. Other forms of credit enhancement may include structural features embedded in the securitization trust, such as overcollateralization, excess spread and bond insurance. The underlying collateral may contain fixed interest rates, variable interest rates (such as adjustable rate mortgages), or both fixed and variable rate features.
ABS, including Consumer and other ABS, totaled $19.9 million as of December 31, 2018, with 100% rated investment grade and an unrealized net capital loss of $18 thousand. Credit risk is managed by monitoring the performance of the underlying collateral. Many of the securities in the ABS portfolio have credit enhancement with features such as overcollateralization, subordinated structures, reserve funds, guarantees and/or insurance.
RMBS totaled $15.1 million as of December 31, 2018, with 67.1% rated investment grade and an unrealized net capital gain of $945 thousand. The RMBS portfolio is subject to interest rate risk, but unlike other fixed income securities, is additionally subject to prepayment risk from the underlying residential mortgage loans. RMBS consists of a U.S. Agency portfolio having collateral issued or guaranteed by U.S. government agencies and a non-agency portfolio consisting of securities collateralized by Prime, Alt-A and Subprime loans. The non-agency portfolio totaled $7.3 million as of December 31, 2018, with 31.9% rated investment grade and an unrealized net capital gain of $746 thousand.
CMBS totaled $6.3 million as of December 31, 2018, with 31.7% rated investment grade and an unrealized net capital gain of $195 thousand. All of the CMBS investments are traditional conduit transactions collateralized by commercial mortgage loans, broadly diversified across property types and geographical area.
Mortgage loans totaled $696.1 million as of December 31, 2018 and primarily comprise loans secured by first mortgages on developed commercial real estate. Key considerations used to manage our exposure include property type and geographic diversification. For further detail on our mortgage loan portfolio, see Note 5 of the financial statements.
Equity securities primarily include common stocks, exchange traded funds, non-redeemable preferred stocks and real estate investment trust equity investments. Certain exchange traded funds have fixed income securities as their underlying investments. The equity securities portfolio was $185.0 million as of December 31, 2018.
Limited partnership interests include interests in private equity funds, real estate funds, and other funds. The following table presents carrying value and other information about our limited partnership interests as of December 31, 2018.

($ in thousands)	Limited partnership interests (1)(2)	Number of managers	Number of individual investments	Largest exposure to single investment
Private equity	$360,837	102	170	$18,656
Real estate	13,731	9	10	4,469
Other	8,285	1	1	8,285
Total	$382,853	112	181
_____________________________

(1)
Due to the adoption of the recognition and measurement accounting standard, limited partnerships previously reported using the cost method are now reported at fair value. See Note 2 of the financial statements.

(2)	We have commitments to invest in additional limited partnership interests totaling $153.7 million.
Short-term investments totaled $88.5 million as of December 31, 2018, which includes securities lending collateral of $67.7 million.
Policy loans totaled $39.4 million as of December 31, 2018. Policy loans are carried at unpaid principal balances.
Other investments comprise $653 thousand of derivatives as of December 31, 2018. For further detail on our use of derivatives, see Note 7 of the financial statements.
Unrealized net capital gains totaled $155.2 million as of December 31, 2018 compared to $410.1 million as of December 31, 2017.

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The following table presents unrealized net capital gains (losses) as of December 31.

($ in thousands)	2018	2017
U.S. government and agencies	$9,394	$12,305
Municipal	88,412	114,102
Corporate	48,075	225,716
Foreign government	7,896	13,722
ABS	(18)	83
RMBS	945	1,289
CMBS	195	(447)
Redeemable preferred stock	335	947
Fixed income securities	155,234	367,717
Equity securities (1)	—	42,370
Short-term investments	(4)	(13)
EMA limited partnerships	(50)	(10)
Unrealized net capital gains, pre-tax	$155,180	$410,064
______________________________

(1)
Due to the adoption of the recognition and measurement accounting standard, equity securities are reported at fair value with changes in fair value recognized in realized capital gains and losses and are no longer included in the table above. Upon adoption of the new guidance on January 1, 2018, $42 million of pre-tax unrealized net capital gains for equity securities were reclassified from accumulated other comprehensive income (“AOCI”) to retained income. See Note 2 of the financial statements.

We have a comprehensive portfolio monitoring process to identify and evaluate each fixed income security that may be other-than-temporarily impaired. The process includes a quarterly review of all securities to identify instances where the fair value of a security compared to its amortized cost is below established thresholds. The process also includes the monitoring of other impairment indicators such as ratings, ratings downgrades and payment defaults. The securities identified, in addition to other securities for which we may have a concern, are evaluated for potential other-than-temporary impairment using all reasonably available information relevant to the collectability or recovery of the security. Inherent in our evaluation of other-than-temporary impairment for these fixed income securities are assumptions and estimates about the financial condition and future earnings potential of the issue or issuer. Some of the factors that may be considered in evaluating whether a decline in fair value is other than temporary are: 1) the financial condition, near-term and long-term prospects of the issue or issuer, including relevant industry specific market conditions and trends, geographic location and implications of rating agency actions and offering prices; 2) the specific reasons that a security is in an unrealized loss position, including overall market conditions which could affect liquidity; and 3) the length of time and extent to which the fair value has been less than amortized cost or cost. All investments in an unrealized loss position as of December 31, 2018 were included in our portfolio monitoring process for determining whether declines in value were other than temporary.
The unrealized net capital gain for the fixed income portfolio totaled $155.2 million, comprised of $225.4 million of gross unrealized gains and $70.1 million of gross unrealized losses as of December 31, 2018. This is compared to an unrealized net capital gain for the fixed income portfolio totaling $367.7 million, comprised of $379.3 million of gross unrealized gains and $11.6 million of gross unrealized losses as of December 31, 2017. Fixed income valuations decreased primarily due to an increase in risk-free interest rates and wider credit spreads.

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Gross unrealized gains (losses) on fixed income securities by type and sector as of December 31, 2018 are provided in the following table.

($ in thousands)	Amortized	Gross unrealized		Fair
	cost	Gains	Losses	value
Corporate:
Consumer goods (cyclical and non-cyclical)	$1,038,301	$22,124	$(25,757)	$1,034,668
Capital goods	385,785	7,939	(11,141)	382,583
Utilities	630,966	47,032	(9,326)	668,672
Communications	194,813	3,223	(5,035)	193,001
Technology	155,885	260	(4,261)	151,884
Energy	252,997	8,086	(4,073)	257,010
Basic industry	166,628	2,217	(3,513)	165,332
Financial services	331,812	11,179	(3,022)	339,969
Transportation	223,354	14,856	(2,590)	235,620
Banking	102,982	820	(897)	102,905
Other	22,263	298	(344)	22,217
Total corporate fixed income portfolio	3,505,786	118,034	(69,959)	3,553,861
U.S. government and agencies	76,070	9,394	—	85,464
Municipal	615,511	88,530	(118)	703,923
Foreign government	128,926	7,896	—	136,822
ABS	19,906	—	(18)	19,888
RMBS	14,134	969	(24)	15,079
CMBS	6,142	197	(2)	6,337
Redeemable preferred stock	8,635	335	—	8,970
Total fixed income securities	$4,375,110	$225,355	$(70,121)	$4,530,344
The consumer goods, utilities and capital goods sectors comprise 29%, 19% and 11%, respectively, of the carrying value of our corporate fixed income securities portfolio as of December 31, 2018. The consumer goods, capital goods and utilities sectors had the highest concentration of gross unrealized losses in our corporate fixed income securities portfolio as of December 31, 2018. In general, the gross unrealized losses are related to an increase in market yields, which may include increased risk-free interest rates and/or wider credit spreads since the time of initial purchase. Similarly, gross unrealized gains reflect a decrease in market yields since the time of initial purchase.
As of December 31, 2018, we have not made the decision to sell and it is not more likely than not we will be required to sell fixed income securities with unrealized losses before recovery of the amortized cost basis.
Net investment income The following table presents net investment income for the years ended December 31.

($ in thousands)	2018	2017	2016
Fixed income securities	$214,039	$228,507	$226,894
Mortgage loans	30,920	28,263	28,577
Equity securities	5,565	5,465	5,868
Limited partnership interests (1)	43,365	53,917	38,485
Short-term investments	2,966	1,200	826
Policy loans	2,339	2,443	2,456
Investment income, before expense	299,194	319,795	303,106
Investment expense (2)(3)	(11,311)	(9,100)	(7,261)
Net investment income	$287,883	$310,695	$295,845

Market-based core	$255,689	$265,203	$264,552
Performance-based	43,505	54,592	38,554
Investment income, before expense	$299,194	$319,795	$303,106
______________________________

(1)
Due to the adoption of the recognition and measurement accounting standard on January 1, 2018, limited partnerships previously reported using the cost method are now reported at fair value with changes in fair value recognized in net investment income.

(2)
Investment expense includes zero, $7 thousand and $17 thousand of investee level expenses in 2018, 2017 and 2016, respectively. Investee level expenses include depreciation and asset level operating expenses.

(3)
Investment expense includes $1.5 million, $475 thousand and $183 thousand related to the portion of reinvestment income on securities lending collateral paid to the counterparties in 2018, 2017 and 2016, respectively.

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Net investment income decreased 7.3% or $22.8 million in 2018 compared to 2017, primarily due to lower performance-based investment results, mainly from limited partnerships, and lower average investment balances as a result of a decrease in contractholder funds. Net investment income increased 5.0% or $14.9 million in 2017 compared to 2016, benefiting from strong performance-based results, primarily from limited partnerships, partially offset by lower average investment balances.
Performance-based investments primarily include private equity and real estate. The following table presents investment income for performance-based investments for the years ended December 31.

($ in thousands)	2018	2017	2016
Limited partnerships
Private equity	$43,264	$50,924	$33,334
Real estate	101	2,993	5,151
Performance-based - limited partnerships	43,365	53,917	38,485

Non-limited partnerships
Private equity	140	675	69
Real estate	—	—	—
Performance-based - non-limited partnerships	140	675	69

Total
Private equity	43,404	51,599	33,403
Real estate	101	2,993	5,151
Total performance-based	$43,505	$54,592	$38,554

Investee level expenses (1)	$—	$(7)	$(17)
______________________________

(1)	Investee level expenses include depreciation and asset level operating expenses reported in investment expense.
Performance-based investment income decreased 20.3% or $11.1 million in 2018 compared to 2017 primarily due to lower asset appreciation and fewer gains on sales of underlying investments held by limited partnerships compared to prior year.
Performance-based investment income increased 41.6% or $16.0 million in 2017 compared to 2016. The increase reflects asset appreciation, sales of underlying investments, and the continued growth of our performance-based portfolio.
Performance-based investment results and income can vary significantly between periods and are influenced by economic conditions, equity market performance, comparable public company earnings multiples, capitalization rates, operating performance of the underlying investments and the timing of asset sales.

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Realized capital gains and losses The following table presents the components of realized capital gains (losses) and the related tax effect for the years ended December 31.

($ in thousands)	2018	2017	2016
Impairment write-downs
Fixed income securities	$(285)	$(2,926)	$(4,434)
Equity securities (1)	—	(2,422)	(10,449)
Limited partnership interests	—	(22)	(420)
Total impairment write-downs	$(285)	$(5,370)	$(15,303)
Change in intent write-downs (1)	—	—	(654)
Net OTTI losses recognized in earnings	(285)	(5,370)	(15,957)
Sales (1)	(1,548)	19,196	(6,185)
Valuation of equity investments (1)	(19,359)	—	—
Valuation and settlements of derivative instruments	638	52,506	23,781
Realized capital gains (losses), pre-tax	(20,554)	66,332	1,639
Income tax benefit (expense)	4,316	(24,366)	(1,523)
Realized capital gains (losses), after-tax	$(16,238)	$41,966	$116

Market-based core	$(23,400)	$69,009	$7,615
Performance-based	2,846	(2,677)	(5,976)
Realized capital gains (losses), pre-tax	$(20,554)	$66,332	$1,639
______________________________

(1)
Due to the adoption of the recognition and measurement accounting standard on January 1, 2018, equity securities are reported at fair value with changes in fair value recognized in valuation of equity investments and are no longer included in impairment write-downs, change in intent write-downs, and sales.

Net realized capital losses in 2018 related primarily to decreased valuation of equity investments and sales of fixed income securities.
Impairment write-downs totaled $285 thousand, $5.4 million and $15.3 million in 2018, 2017 and 2016, respectively.
Impairment write-downs on fixed income securities in 2018 were primarily driven by corporate fixed income securities impacted by issuer specific circumstances. Beginning January 1, 2018, equity securities are reported at fair value with changes in fair value recognized in valuation of equity investments and are no longer included in impairment write-downs.
Impairment write-downs on fixed income securities in 2017 were primarily driven by corporate fixed income securities impacted by issuer specific circumstances. Equity securities were written down primarily due to the length of time and extent to which fair value was below cost, considering our assessment of the financial condition and prospects of the issuer, including relevant industry conditions and trends. Limited partnership write-downs primarily related to private equity investments.
Impairment write-downs on fixed income securities in 2016 were primarily driven by energy-related corporate fixed income securities. Equity securities were written down primarily due to the length of time and extent to which fair value was below cost, considering our assessment of the financial condition and near-term and long-term prospects of the issuer, including relevant industry conditions and trends. Impairment write-downs in 2016 included $9.8 million related to investments with exposure to the energy sector.
Sales resulted in $1.5 million of net realized capital losses in 2018, $19.2 million of net realized capital gains in 2017 and $6.2 million of net realized capital losses in 2016.
Sales in 2018 related primarily to fixed income securities in connection with ongoing portfolio management. Sales in 2017 and 2016 included sales of fixed income and equity securities in connection with ongoing portfolio management, as well as gains from valuation changes in public securities held in certain limited partnerships.
Valuation of equity investments resulted in losses of $19.4 million, which included $16.4 million of declines in the valuation of equity securities and $3.0 million of declines in value primarily for certain limited partnerships where the underlying assets are predominately public equity securities.
Valuation and settlements of derivative instruments generated net realized capital gains of $638 thousand, $52.5 million and $23.8 million in 2018, 2017 and 2016, respectively. The net realized capital gains on derivative instruments in 2018 primarily comprised gains on foreign currency contracts due to the strengthening of the U.S. dollar. Net realized capital gains on derivative instruments in 2017 and 2016 primarily related to the change in fair value of the structured settlement annuity reinsurance agreement.

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The table below presents realized capital gains (losses) for performance-based investments for the years ended December 31.

($ in thousands)	2018	2017	2016
Impairment write-downs	$—	$(21)	$(4,882)
Change in intent write-downs	—	—	—
Net OTTI losses recognized in earnings	—	(21)	(4,882)
Sales	(897)	(1,959)	(1,555)
Valuation of equity investments	2,856	—	—
Valuation and settlements of derivative instruments	887	(697)	461
Total performance-based	$2,846	$(2,677)	$(5,976)
MARKET RISK
Market risk is the risk that we will incur losses due to adverse changes in interest rates, credit spreads, equity prices, commodity prices or currency exchange rates. Adverse changes to these rates and prices may occur due to changes in fiscal policy, the economic climate, the liquidity of a market or market segment, insolvency or financial distress of key market makers or participants or changes in market perceptions of credit worthiness and/or risk tolerance. Our primary market risk exposures are to changes in interest rates, credit spreads and equity prices. We also have direct and indirect exposure to commodity price changes through our diversified investments in infrastructure and energy primarily held in limited partnership interests.
The active management of market risk is integral to our results of operations. We may use the following approaches to manage exposure to market risk within defined tolerance ranges: 1) rebalancing existing asset or liability portfolios, 2) changing the type of investments purchased in the future and 3) using derivative instruments to modify the market risk characteristics of existing assets and liabilities or assets expected to be purchased. For a more detailed discussion of our use of derivative instruments, see Note 7 of the financial statements.
Overview In formulating and implementing guidelines for investing funds, we seek to earn attractive risk adjusted returns that enhance our ability to offer competitive rates and prices to customers while contributing to stable profits and long-term capital growth. Accordingly, our investment decisions and objectives are informed by the underlying risks and product profiles.
Investment policies define the overall framework for managing market and other investment risks, including accountability and controls over risk management activities. These investment activities follow policies that have been approved by our board of directors and which specify the investment limits and strategies that are appropriate given the liquidity, surplus, product profile and regulatory requirements. Executive oversight of investment activities is conducted primarily through our board of directors and investment committee. Asset-liability management (“ALM”) policies further define the overall framework for managing market and investment risks and are approved by our board of directors. ALM focuses on strategies to enhance yields, mitigate market risks and optimize capital to improve profitability and returns while incorporating future expected cash requirements to repay liabilities. These ALM policies specify limits, ranges and/or targets for investments that best meet business objectives in light of the unique demands and characteristics of the product liabilities and are intended to result in a prudent, methodical and effective adjudication of market risk and return.
We use widely-accepted quantitative and qualitative approaches to measure, monitor and manage market risk. We evaluate our market risk exposure using multiple measures including but not limited to duration, value-at-risk, scenario analysis and sensitivity analysis. Duration measures the price sensitivity of assets and liabilities to changes in interest rates. For example, if interest rates increase 100 basis points, the fair value of an asset with a duration of 5 is expected to decrease in value by 5%. Value-at-risk is a statistical estimate of the probability that the change in fair value of a portfolio will exceed a certain amount over a given time horizon. Scenario analysis estimates the potential changes in the fair value of a portfolio that could occur under hypothetical market conditions defined by changes to multiple market risk factors: interest rates, credit spreads, equity prices or currency exchange rates. Sensitivity analysis estimates the potential changes in the fair value of a portfolio that could occur under different hypothetical shocks to a market risk factor. In general, we establish investment portfolio asset allocation and market risk limits based upon a combination of duration, value-at-risk, scenario analysis and sensitivity analysis. The asset allocation limits place restrictions on the total funds that may be invested within an asset class. Comprehensive day-to-day management of market risk within defined tolerance ranges occurs as portfolio managers buy and sell within their respective markets based upon the acceptable boundaries established by investment policies. Although we apply a similar overall philosophy to market risk, the underlying business frameworks and the accounting and regulatory environments may differ between our products and therefore affect investment decisions and risk parameters.
Interest rate risk is the risk that we will incur a loss due to adverse changes in interest rates relative to the characteristics of our interest-bearing assets and liabilities. Interest rate risk includes risks related to changes in U.S. Treasury yields and other key risk-free reference yields. This risk arises from many of our primary activities, as we invest substantial funds in interest-sensitive assets and issue interest-sensitive liabilities. Changes in interest rates can have favorable and unfavorable effects on our results.

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For example, increases in rates can improve investment income, but decrease the fair value of our fixed income securities portfolio and increase policyholder surrenders requiring us to liquidate assets. Decreases in rates could increase the fair value of our fixed income securities portfolio while decreasing investment income due to reinvesting at lower market yields and accelerating pay-downs and prepayments of certain investments.
We manage the interest rate risk in our assets relative to the interest rate risk in our liabilities and our assessment of overall economic and capital risk. One of the measures used to quantify this exposure is duration. The difference in the duration of our assets relative to our liabilities is our duration gap. To calculate the duration gap between assets and liabilities, we project asset and liability cash flows and calculate their net present value using a risk-free market interest rate adjusted for credit quality, sector attributes, liquidity and other specific risks. Duration is calculated by revaluing these cash flows at alternative interest rates and determining the percentage change in aggregate fair value. The cash flows used in this calculation include the expected maturity and repricing characteristics of our derivative financial instruments, all other financial instruments, and certain other items including annuity liabilities and other interest-sensitive liabilities. The projections include assumptions (based upon historical market experience and our experience) that reflect the effect of changing interest rates on the prepayment, lapse, leverage and/or option features of instruments, where applicable. The preceding assumptions relate primarily to callable municipal and corporate bonds, fixed rate single and flexible premium deferred annuities, mortgage-backed securities and municipal housing bonds.
As of December 31, 2018, the difference between our asset and liability duration was a (5.96) gap compared to a (7.06) gap as of December 31, 2017. A negative duration gap indicates that the fair value of our liabilities is more sensitive to interest rate movements than the fair value of our assets, while a positive duration gap indicates that the fair value of our assets is more sensitive to interest rate movements than the fair value of our liabilities. We may have a positive or negative duration gap, as the duration of our assets and liabilities vary based on the characteristics of the products in force and investing activity.
Shorter-term annuity liability cash flows are invested in market-based investments to generate cash flows that will fund future claims, benefits and expenses, and that will earn stable returns across a wide variety of interest rate and economic scenarios. To reduce the risk that investment returns are below levels required to meet the funding needs of longer-term liabilities, we are executing our performance-based strategy that supplements market risk with idiosyncratic risk. We are using these investments, in addition to public equity securities, to support our long-term annuity liability cash flows. Performance-based investments and public equity securities are generally not interest-bearing; accordingly, using them to support interest-bearing liabilities contributes toward a negative duration gap.
Based upon the information and assumptions used in the duration calculation, and market interest rates as of December 31, 2018, we estimate that a 100 basis point immediate, parallel increase in interest rates (“rate shock”) would increase the net fair value of the assets and liabilities by $241.3 million, compared to an increase of $328.4 million as of December 31, 2017, reflecting year to year changes in duration and the amount of assets and liabilities. The selection of a 100 basis point immediate, parallel change in interest rates should not be construed as our prediction of future market events, but only as an illustration of the potential effect of such an event. The estimate excludes traditional and interest-sensitive life insurance and accident and health insurance products that are not considered financial instruments and the $1.22 billion of assets supporting them and the associated liabilities. The $1.22 billion of assets excluded from the calculation increased from $933.7 million as of December 31, 2017. Based on assumptions described above, in the event of a 100 basis point immediate increase in interest rates, the assets supporting the excluded products would decrease in value by $58.9 million, compared to a decrease of $42.5 million as of December 31, 2017.
To the extent that conditions differ from the assumptions we used in these calculations, duration and rate shock measures could be significantly impacted. Additionally, our calculations assume the current relationship between short-term and long-term interest rates (the term structure of interest rates) will remain constant over time. As a result, these calculations may not fully capture the effect of non-parallel changes in the term structure of interest rates and/or large changes in interest rates.
Credit spread risk is the risk that we will incur a loss due to adverse changes in credit spreads (“spreads”). Credit spread is the additional yield on fixed income securities and loans above the risk-free rate (typically referenced as the yield on U.S. Treasury securities) that market participants require to compensate them for assuming credit, liquidity and/or prepayment risks. The magnitude of the spread will depend on the likelihood that a particular issuer will default (“credit risk”). This risk arises from many of our primary activities, as we invest substantial funds in spread-sensitive fixed income assets.
We manage the spread risk in our assets. One of the measures used to quantify this exposure is spread duration. Spread duration measures the price sensitivity of the assets to changes in spreads. For example, if spreads increase 100 basis points, the fair value of an asset exhibiting a spread duration of 5 is expected to decrease in value by 5%.
Spread duration is calculated similarly to interest rate duration. As of December 31, 2018, the spread duration was 5.00, compared to 5.24 as of December 31, 2017. Based upon the information and assumptions we use in this spread duration calculation, and market spreads as of December 31, 2018, we estimate that a 100 basis point immediate, parallel increase in spreads across all asset classes, industry sectors and credit ratings (“spread shock”) would decrease the net fair value of the assets by $257.0 million

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compared to $284.1 million as of December 31, 2017. The selection of a 100 basis point immediate parallel change in spreads should not be construed as our prediction of future market events, but only as an illustration of the potential effect of such an event.
Equity price risk is the risk that we will incur losses due to adverse changes in the general levels of the equity markets. As of December 31, 2018, we held $567.8 million in investments with equity risk (including primarily limited partnership interests, public equity securities and non-redeemable preferred securities), compared to $557.8 million as of December 31, 2017.
As of December 31, 2018, our portfolio of investments with equity risk had a cash market portfolio beta of 1.11, compared to a beta of 1.14 as of December 31, 2017. Beta represents a widely used methodology to describe, quantitatively, an investment’s market risk characteristics relative to an index such as the Standard & Poor’s 500 Composite Price Index (“S&P 500”). Based on the beta analysis, we estimate that if the S&P 500 increases or decreases by 10%, the fair value of our equity investments will increase or decrease by 11.1%, respectively. Based upon the information and assumptions we used to calculate beta as of December 31, 2018, we estimate that an immediate increase or decrease in the S&P 500 of 10% would increase or decrease the net fair value of our equity investments by $62.9 million, compared to $63.4 million as of December 31, 2017. The selection of a 10% immediate increase or decrease in the S&P 500 should not be construed as our prediction of future market events, but only as an illustration of the potential effect of such an event.
The beta of our investments with equity risk was determined by calculating the change in the fair value of the portfolio resulting from stressing the equity market up and down 10%. For limited partnership interests, quarterly changes in fair values may not be highly correlated to equity indices in the short term and changes in value of these investments are generally recognized on a three-month delay due to the availability of the related investee financial statements. The illustrations noted above may not reflect our actual experience if the future composition of the portfolio (hence its beta) and correlation relationships differ from the historical relationships.
As of December 31, 2018 and 2017, we had separate account assets, related to variable annuity and variable life contracts with account values totaling $241.7 million and $293.8 million, respectively. Equity risk exists for contract charges based on separate account balances and guarantees for death and/or income benefits provided by our variable products. In 2006, we disposed of all of the variable annuity business through a reinsurance agreement with The Prudential Insurance Company of America, a subsidiary of Prudential Financial Inc. and therefore mitigated this aspect of our risk. Equity risk for our variable life business relates to contract charges and policyholder benefits. Total variable life contract charges for 2018 and 2017 were $1.3 million and $1.2 million, respectively. Separate account liabilities related to variable life contracts were $13.2 million and $14.1 million as of December 31, 2018 and 2017, respectively.
Foreign currency exchange rate risk is the risk that we will incur economic losses due to adverse changes in foreign currency exchange rates. This risk primarily arises from our foreign equity investments, including common stocks and limited partnership interests. We use foreign currency derivative contracts to partially offset this risk.
As of December 31, 2018, we had $105.3 million in foreign currency denominated equity investments, including the impact of foreign currency derivative contracts, and $787 thousand in unhedged non-U.S. dollar fixed income securities. As of December 31, 2017, we had $130.0 million in foreign currency denominated equity investments and $1.3 million in unhedged non-U.S. dollar fixed income securities.
Based upon the information and assumptions used, including the impact of foreign currency derivative contracts, as of December 31, 2018, we estimate that a 10% immediate unfavorable change in each of the foreign currency exchange rates to which we are exposed would decrease the value of our foreign currency denominated instruments by $10.7 million, compared with an estimated $13.1 million decrease as of December 31, 2017. The selection of a 10% immediate decrease in all currency exchange rates should not be construed as our prediction of future market events, but only as an illustration of the potential effect of such an event.
The modeling technique we use to report our currency exposure does not take into account correlation among foreign currency exchange rates. Even though we believe it is very unlikely that all of the foreign currency exchange rates that we are exposed to would simultaneously decrease by 10%, we nonetheless stress test our portfolio under this and other hypothetical extreme adverse market scenarios. Our actual experience may differ from these results because of assumptions we have used or because significant liquidity and market events could occur that we did not foresee.
CAPITAL RESOURCES AND LIQUIDITY
Capital resources consist of shareholder’s equity. The following table summarizes our capital resources as of December 31.

($ in thousands)	2018	2017	2016
Common stock, retained income and additional capital paid-in	$1,345,273	$1,260,049	$1,081,246
Accumulated other comprehensive income	59,269	143,219	181,640
Total shareholder’s equity	$1,404,542	$1,403,268	$1,262,886

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Shareholder’s equity increased in 2018, primarily due to net income, partially offset by decreased unrealized net capital gains on investments. Shareholder’s equity increased in 2017, primarily due to net income, partially offset by an increase in the unrealized insurance reserve adjustment that decreased after-tax unrealized net capital gains.
Financial ratings and strength The following table summarizes our insurance financial strength ratings as of December 31, 2018.

Rating agency	Rating
A.M. Best Company, Inc.	A+
S&P Global Ratings	A+
Moody’s Investors Service, Inc.	A1
Our ratings are influenced by many factors including our operating and financial performance, asset quality, liquidity, asset/liability management, overall portfolio mix, financial leverage (i.e., debt), exposure to risks, the current level of operating leverage, ALIC’s ratings and our strategic integration with Allstate Insurance Company (“AIC”).
In April 2018, A.M. Best affirmed our insurance financial strength rating of A+ and the outlook for the rating is stable. In August 2018, S&P affirmed our insurance financial strength rating of A+ and the outlook for the rating is stable. In August 2018, Moody’s affirmed our insurance financial strength rating of A1 and the outlook for the rating is stable.
We prepare our statutory-basis financial statements in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services. Statutory surplus is a measure that is often used as a basis for determining dividend paying capacity, operating leverage and premium growth capacity, and it is also reviewed by rating agencies in determining their ratings. As of December 31, 2018, our statutory surplus was $644.5 million compared to $603.1 million as of December 31, 2017.
The National Association of Insurance Commissioners (“NAIC”) has developed financial relationships or tests known as the Insurance Regulatory Information System to assist state insurance regulators in monitoring the financial condition of insurance companies and identifying companies that require special attention or actions by state insurance regulators. The NAIC analyzes financial data provided by insurance companies using prescribed ratios, each with defined “usual ranges”. Additional regulatory scrutiny may occur if a company’s ratios fall outside the usual ranges for four or more of the ratios. One of our ratios is outside of the usual range.
Liquidity sources and uses Our potential sources of funds principally include the following.

Potential sources of funds	Potential uses of funds
Receipt of insurance premiums	Payment of contract benefits, surrenders and withdrawals
Contractholder fund deposits	Reinsurance cessions and payments
Reinsurance recoveries	Operating costs and expenses
Receipts of principal, interest and dividends on investments	Purchase of investments
Sales of investments	Repayment of securities lending
Funds from securities lending	Payment or repayment of intercompany loans
Intercompany loans	Dividends and return of capital to parent
Capital contributions from parent	Tax payments/settlements
Tax refunds/settlements
Intercompany loan agreement We have an intercompany loan agreement with the Corporation. The amount of intercompany loans available to the Company is at the discretion of the Corporation. The maximum amount of loans the Corporation will have outstanding to all its eligible subsidiaries at any given point in time is limited to $1.00 billion. The Corporation may use commercial paper borrowings, bank lines of credit and securities lending to fund intercompany borrowings.
Liquidity exposure A portion of our product portfolio, including fixed annuities and interest-sensitive life insurance, is subject to surrender and withdrawal at the discretion of contractholders. As of December 31, 2018, contractholder funds totaling $440.2 million were not subject to discretionary withdrawal, $637.6 million were subject to discretionary withdrawal with adjustments, and $1.60 billion were subject to discretionary withdrawal without adjustments. Of the contractholder funds subject to discretionary withdrawal with adjustments, $155.9 million had a contractual surrender charge of less than 5% of the account balance.
Certain remote events and circumstances could constrain our or the Corporation’s liquidity. Those events and circumstances include, for example, a catastrophe resulting in extraordinary losses, a downgrade in the Corporation’s senior long-term debt ratings to non-investment grade status, a downgrade in AIC’s financial strength ratings, or a downgrade in our financial strength ratings. The rating agencies also consider the interdependence of the Corporation’s individually rated entities; therefore, a rating change in one entity could potentially affect the ratings of other related entities.

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Cash flows As reflected in our Statements of Cash Flows, lower cash provided by operating activities in 2018 compared to 2017 was primarily due to increased payments for policy and contract benefits, partially offset by higher premiums. Higher cash provided by operating activities in 2017 compared to 2016 was primarily due to higher premiums and higher net investment income.
Higher cash provided by investing activities in 2018 compared to 2017 was the result of increased sales to fund financing activities and decreased purchases of fixed income securities, partially offset by increased purchases of equity securities. Lower cash provided by investing activities in 2017 compared to 2016 was the result of lower cash used in financing activities due to lower contractholder fund disbursements.
Higher cash used in financing activities in 2018 compared to 2017 was primarily due to increased payments for contractholder benefits and withdrawals on fixed annuities. Lower cash used in financing activities in 2017 compared to 2016 was primarily due to decreased payments for contractholder benefits and withdrawals on fixed annuities.
Contractual obligations and commitments Our contractual obligations as of December 31, 2018 and the payments due by period are shown in the following table.

($ in thousands)	Total	Less than 1 year	1 to 3 years	Over 3 years to 5 years	Over 5 years
Liabilities for collateral (1)	$69,788	$69,788	$—	$—	$—
Contractholder funds (2)	4,612,050	315,304	589,048	518,968	3,188,730
Reserve for life-contingent contract benefits (2)	7,843,528	158,308	317,249	310,959	7,057,012
Payable to affiliates, net	6,312	6,312	—	—	—
Reinsurance payable to parent	156	156	—	—	—
Other liabilities and accrued expenses (3)(4)	25,526	23,558	1,750	218	—
Total contractual cash obligations	$12,557,360	$573,426	$908,047	$830,145	$10,245,742
___________________

(1)
Liabilities for collateral are typically fully secured with cash or short-term investments. We manage our short-term liquidity position to ensure the availability of a sufficient amount of liquid assets to extinguish short-term liabilities as they come due in the normal course of business, including utilizing potential sources of liquidity as disclosed previously.

(2)
Contractholder funds represent interest-bearing liabilities arising from the sale of products such as interest-sensitive life and fixed annuities, including immediate annuities without life contingencies. The reserve for life-contingent contract benefits relates primarily to traditional life insurance, immediate annuities with life contingencies and voluntary accident and health insurance. These amounts reflect the present value of estimated cash payments to be made to contractholders and policyholders. Certain of these contracts, such as immediate annuities without life contingencies, involve payment obligations where the amount and timing of the payment are essentially fixed and determinable. These amounts relate to (i) policies or contracts where we are currently making payments and will continue to do so and (ii) contracts where the timing of a portion or all of the payments has been determined by the contract. Other contracts, such as interest-sensitive life, fixed deferred annuities, traditional life insurance and voluntary accident and health insurance, involve payment obligations where a portion or all of the amount and timing of future payments is uncertain. For these contracts, we are not currently making payments and will not make payments until (i) the occurrence of an insurable event such as death or illness or (ii) the occurrence of a payment triggering event such as the surrender or partial withdrawal on a policy or deposit contract, which is outside of our control. For immediate annuities with life contingencies, the amount of future payments is uncertain since payments will continue as long as the annuitant lives. We have estimated the timing of payments related to these contracts based on historical experience and our expectation of future payment patterns. Uncertainties relating to these liabilities include mortality, morbidity, expenses, customer lapse and withdrawal activity, estimated additional deposits for interest-sensitive life contracts, and renewal premium for life policies, which may significantly impact both the timing and amount of future payments. Such cash outflows reflect adjustments for the estimated timing of mortality, retirement, and other appropriate factors, but are undiscounted with respect to interest. As a result, the sum of the cash outflows shown for all years in the table exceeds the corresponding liabilities of $2.68 billion for contractholder funds and $2.23 billion for reserve for life-contingent contract benefits as included in the Statements of Financial Position as of December 31, 2018. The liability amount in the Statements of Financial Position reflects the discounting for interest as well as adjustments for the timing of other factors as described above. Future premium collections are not included in the amounts presented in the table above.

(3)	Other liabilities primarily include accrued expenses, claim payments and other checks outstanding.

(4)
Balance sheet liabilities not included in the table above include gross deferred tax liabilities of $143.6 million and unearned and advance premiums of $3.2 million. These items were excluded as they do not meet the definition of a contractual liability as we are not contractually obligated to pay these amounts to third parties. Rather, they represent an accounting mechanism that allows us to present our financial statements on an accrual basis. In addition, other liabilities of $1.7 million were not included in the table above because they did not represent a contractual obligation or the amount and timing of their eventual payment was sufficiently uncertain.

Our contractual commitments as of December 31, 2018 and the periods in which the commitments expire are shown in the following table.

($ in thousands)	Total	Less than 1 year	1 to 3 years	Over 3 years to 5 years	Over 5 years
Other commitments - conditional	$10,000	$—	$10,000	$—	$—
Other commitments - unconditional	153,719	14,183	27,327	11,025	101,184
Total commitments	$163,719	$14,183	$37,327	$11,025	$101,184
Contractual commitments represent investment commitments such as limited partnership interests and mortgage loans. Limited partnership interests are typically funded over the commitment period which is shorter than the contractual expiration date of the partnership and as a result, the actual timing of the funding may vary. For a more detailed discussion of our off-balance sheet arrangements, see Note 7 of the financial statements.
APPLICATION OF CRITICAL ACCOUNTING ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the financial statements. The most critical estimates, presented in the order they appear in the Statements of Financial Position, include those used in determining:

•	Fair value of financial assets

•	Impairment of fixed income securities

•	Deferred policy acquisition costs amortization

•	Reserve for life-contingent contract benefits estimation
In making these determinations, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to our business and operations. It is reasonably likely that changes in these estimates could occur from period to period and result in a material impact on our financial statements.
A summary of each of these critical accounting estimates follows. For a more detailed discussion of the effect of these estimates on our financial statements, and the judgments and assumptions related to these estimates, see the referenced sections of this document. For a more detailed summary of our significant accounting policies, see the notes to the financial statements.
Fair value of financial assets Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. We are responsible for the determination of fair value of financial assets and the supporting assumptions and methodologies. We use independent third-party valuation service providers, broker quotes and internal pricing methods to determine fair values. We obtain or calculate only one single quote or price for each financial instrument.
Valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of proprietary models, produce valuation information in the form of a single fair value for individual fixed income and other securities for which a fair value has been requested under the terms of our agreements. The inputs used by the valuation service providers include, but are not limited to, market prices from recently completed transactions and transactions of comparable securities, interest rate yield curves, credit spreads, liquidity spreads, currency rates, and other information, as applicable. Credit and liquidity spreads are typically implied from completed transactions and transactions of comparable securities. Valuation service providers also use proprietary discounted cash flow models that are widely accepted in the financial services industry and similar to those used by other market participants to value the same financial instruments. The valuation models take into account, among other things, market observable information as of the measurement date, as described above, as well as the specific attributes of the security being valued including its term, interest rate, credit rating, industry sector, and where applicable, collateral quality and other issue or issuer specific information. Executing valuation models effectively requires seasoned professional judgment and experience. For certain equity securities, valuation service providers provide market quotations for completed transactions on the measurement date. In cases where market transactions or other market observable data is limited, the extent to which judgment is applied varies inversely with the availability of market observable information.
For certain of our financial assets measured at fair value, where our valuation service providers cannot provide fair value determinations, we obtain a single non-binding price quote from a broker familiar with the security who, similar to our valuation service providers, may consider transactions or activity in similar securities among other information. The brokers providing price quotes are generally from the brokerage divisions of financial institutions with market making, underwriting and distribution expertise regarding the security subject to valuation.
The fair value of certain financial assets, including privately placed corporate fixed income securities and free-standing derivatives, for which our valuation service providers or brokers do not provide fair value determinations, is developed using valuation methods and models widely accepted in the financial services industry. Our internal pricing methods are primarily based on models using discounted cash flow methodologies that develop a single best estimate of fair value. Our models generally incorporate inputs that we believe are representative of inputs other market participants would use to determine fair value of the same instruments, including yield curves, quoted market prices of comparable securities or instruments, published credit spreads, and other applicable market data as well as instrument-specific characteristics that include, but are not limited to, coupon rates, expected cash flows, sector of the issuer, and call provisions. Because judgment is required in developing the fair values of these financial assets, they may differ from the amount actually received to sell an asset in an orderly transaction between market participants at the measurement date. Moreover, the use of different valuation assumptions may have a material effect on the financial assets’ fair values.

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For most of our financial assets measured at fair value, all significant inputs are based on or corroborated by market observable data and significant management judgment does not affect the periodic determination of fair value. The determination of fair value using discounted cash flow models involves management judgment when significant model inputs are not based on or corroborated by market observable data. However, where market observable data is available, it takes precedence, and as a result, no range of reasonably likely inputs exists from which the basis of a sensitivity analysis could be constructed.
We gain assurance that our financial assets are appropriately valued through the execution of various processes and controls designed to ensure the overall reasonableness and consistent application of valuation methodologies, including inputs and assumptions, and compliance with accounting standards. For fair values received from third parties or internally estimated, our processes and controls are designed to ensure that the valuation methodologies are appropriate and consistently applied, the inputs and assumptions are reasonable and consistent with the objective of determining fair value, and the fair values are accurately recorded. For example, on a continuing basis, we assess the reasonableness of individual fair values that have stale security prices or that exceed certain thresholds as compared to previous fair values received from valuation service providers or brokers or derived from internal models. We perform procedures to understand and assess the methodologies, processes and controls of valuation service providers. In addition, we may validate the reasonableness of fair values by comparing information obtained from valuation service providers or brokers to other third party valuation sources for selected securities. We perform ongoing price validation procedures such as back-testing of actual sales, which corroborate the various inputs used in internal models to market observable data. When fair value determinations are expected to be more variable, we validate them through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions.
We also perform an analysis to determine whether there has been a significant decrease in the volume and level of activity for the asset when compared to normal market activity, and if so, whether transactions may not be orderly. Among the indicators we consider in determining whether a significant decrease in the volume and level of market activity for a specific asset has occurred include the level of new issuances in the primary market, trading volume in the secondary market, level of credit spreads over historical levels, bid-ask spread, and price consensuses among market participants and sources. If evidence indicates that prices are based on transactions that are not orderly, we place little, if any, weight on the transaction price and will estimate fair value using an internal model. As of December 31, 2018 and 2017, we did not adjust fair values provided by our valuation service providers or brokers or substitute them with an internal model for such securities.
The following table identifies fixed income and equity securities and short-term investments as of December 31, 2018 by source of fair value determination.

($ in thousands)	Fair value	Percent to total
Fair value based on internal sources	$602,848	12.5%
Fair value based on external sources (1)	4,201,014	87.5
Total	$4,803,862	100.0%
________________

(1)	Includes $33.4 million that are valued using broker quotes and $12.9 million that are valued using quoted prices or quoted net asset values from deal sponsors.
For additional detail on fair value measurements, see Note 6 of the financial statements.
Impairment of fixed income securities For fixed income securities classified as available-for-sale, the difference between fair value and amortized cost, net of certain other items and deferred income taxes (as disclosed in Note 5 of the financial statements), is reported as a component of AOCI on the Statements of Financial Position and is not reflected in the operating results of any period until reclassified to net income upon the consummation of a transaction with an unrelated third party or when a write-down is recorded due to an other-than-temporary decline in fair value. We have a comprehensive portfolio monitoring process to identify and evaluate each fixed income security whose carrying value may be other-than-temporarily impaired.
For each fixed income security in an unrealized loss position, we assess whether management with the appropriate authority has made the decision to sell or whether it is more likely than not we will be required to sell the security before recovery of the amortized cost basis for reasons such as liquidity, contractual or regulatory purposes. If a security meets either of these criteria, the security’s decline in fair value is considered other than temporary and is recorded in earnings.
If we have not made the decision to sell the fixed income security and it is not more likely than not we will be required to sell the fixed income security before recovery of its amortized cost basis, we evaluate whether we expect to receive cash flows sufficient to recover the entire amortized cost basis of the security. We use our best estimate of future cash flows expected to be collected from the fixed income security, discounted at the security’s original or current effective rate, as appropriate, to calculate a recovery value and determine whether a credit loss exists. The determination of cash flow estimates is inherently subjective and methodologies may vary depending on facts and circumstances specific to the security. All reasonably available

31

information relevant to the collectability of the security, including past events, current conditions, and reasonable and supportable assumptions and forecasts, is considered when developing the estimate of cash flows expected to be collected. That information generally includes, but is not limited to, the remaining payment terms of the security, prepayment speeds, foreign exchange rates, the financial condition and future earnings potential of the issue or issuer, expected defaults, expected recoveries, the value of underlying collateral, vintage, geographic concentration, available reserves or escrows, current subordination levels, third party guarantees and other credit enhancements. Other information, such as industry analyst reports and forecasts, sector credit ratings, financial condition of the bond insurer for insured fixed income securities, and other market data relevant to the realizability of contractual cash flows, may also be considered. The estimated fair value of collateral will be used to estimate recovery value if we determine that the security is dependent on the liquidation of collateral for ultimate settlement. If the estimated recovery value is less than the amortized cost of the security, a credit loss exists and an other-than-temporary impairment for the difference between the estimated recovery value and amortized cost is recorded in earnings. The portion of the unrealized loss related to factors other than credit remains classified in AOCI. If we determine that the fixed income security does not have sufficient cash flow or other information to estimate a recovery value for the security, we may conclude that the entire decline in fair value is deemed to be credit related and the loss is recorded in earnings.
Once assumptions and estimates are made, any number of changes in facts and circumstances could cause us to subsequently determine that a fixed income security is other-than-temporarily impaired, including: 1) general economic conditions that are worse than previously forecast or that have a greater adverse effect on a particular issuer or industry sector than originally estimated; 2) changes in the facts and circumstances related to a particular issue or issuer’s ability to meet all of its contractual obligations; and 3) changes in facts and circumstances that result in management’s decision to sell or result in our assessment that it is more likely than not we will be required to sell before recovery of the amortized cost basis. Changes in assumptions, facts and circumstances could result in additional charges to earnings in future periods to the extent that losses are realized. The charge to earnings, while potentially significant to net income, would not have a significant effect on shareholder’s equity, since our fixed income securities are designated as available-for-sale and carried at fair value and as a result, any related unrealized loss, net of deferred income taxes and related DAC, deferred sales inducement costs and reserves for life-contingent contract benefits, would already be reflected as a component of AOCI in shareholder’s equity.
The determination of the amount of other-than-temporary impairment is an inherently subjective process based on periodic evaluations of the factors described above. Such evaluations and assessments are revised as conditions change and new information becomes available. We update our evaluations regularly and reflect changes in other-than-temporary impairments in our results of operations as such evaluations are revised. The use of different methodologies and assumptions in the determination of the amount of other-than-temporary impairments may have a material effect on the amounts recognized and presented within the financial statements.
For additional detail on investment impairments, see Note 5 of the financial statements.
Deferred policy acquisition costs amortization We incur significant costs in connection with acquiring insurance policies. In accordance with GAAP, costs that are related directly to the successful acquisition of new or renewal insurance policies are deferred and recorded as an asset on the Statements of Financial Position.
DAC related to traditional life and voluntary accident and health insurance is amortized over the premium paying period of the related policies in proportion to the estimated revenues on such business. Significant assumptions relating to estimated premiums, investment returns, as well as mortality, persistency and expenses to administer the business are established at the time the policy is issued and are generally not revised during the life of the policy. The assumptions for determining the timing and amount of DAC amortization are consistent with the assumptions used to calculate the reserve for life-contingent contract benefits. Any deviations from projected business in force resulting from actual policy terminations differing from expected levels and any estimated premium deficiencies may result in a change to the rate of amortization in the period such events occur. Generally, the amortization periods for these policies approximate the estimated lives of the policies. The recovery of DAC is dependent upon the future profitability of the business. We periodically review the adequacy of reserves and recoverability of DAC for these policies using actual experience and current assumptions. Prior to fourth quarter 2017, we evaluated our traditional life insurance products and immediate annuities with life contingencies on an aggregate basis. Beginning in fourth quarter 2017, traditional life insurance products, immediate annuities with life contingencies, and voluntary accident and health insurance products are reviewed individually, consistent with the review of these products performed by The Allstate Corporation. In the event actual experience and current assumptions are adverse compared to the original assumptions and a premium deficiency is determined to exist, any remaining unamortized DAC balance must be expensed to the extent not recoverable and a premium deficiency reserve may be required if the remaining DAC balance is insufficient to absorb the deficiency. In 2018, 2017 and 2016, our reviews concluded that no premium deficiency adjustments were necessary. For additional detail on reserve adequacy, see the Reserve for life-contingent contract benefits estimation section.
DAC related to interest-sensitive life insurance is amortized in proportion to the incidence of the total present value of gross profits, which includes both actual historical gross profits (“AGP”) and estimated future gross profits (“EGP”) expected to be earned over the estimated lives of the contracts. The amortization is net of interest on the prior period DAC balance using

32

rates established at the inception of the contracts. Actual amortization periods generally range from 15-30 years; however, incorporating estimates of the rate of customer surrenders, partial withdrawals and deaths generally results in the majority of the DAC being amortized during the surrender charge period, which is typically 10-20 years for interest-sensitive life. The rate of DAC amortization is reestimated and adjusted by a cumulative charge or credit to income when there is a difference between the incidence of actual versus expected gross profits in a reporting period or when there is a change in total EGP.
AGP and EGP primarily consist of the following components: contract charges for the cost of insurance less mortality costs and other benefits (benefit margin); investment income and realized capital gains and losses less interest credited (investment margin); and surrender and other contract charges less maintenance expenses (expense margin). The principal assumptions for determining the amount of EGP are mortality, persistency, expenses, investment returns, including capital gains and losses on assets supporting contract liabilities, interest crediting rates to contractholders, and the effects of any hedges, and these assumptions are reasonably likely to have the greatest impact on the amount of DAC amortization. Changes in these assumptions can be offsetting and we are unable to reasonably predict their future movements or offsetting impacts over time.
Each reporting period, DAC amortization is recognized in proportion to AGP for that period adjusted for interest on the prior period DAC balance. This amortization process includes an assessment of AGP compared to EGP, the actual amount of business remaining in force and realized capital gains and losses on investments supporting the product liability. The impact of realized capital gains and losses on amortization of DAC depends upon which product liability is supported by the assets that give rise to the gain or loss. If the AGP is greater than EGP in the period, but the total EGP is unchanged, the amount of DAC amortization will generally increase, resulting in a current period decrease to earnings. The opposite result generally occurs when the AGP is less than the EGP in the period, but the total EGP is unchanged. However, when DAC amortization or a component of gross profits for a quarterly period is potentially negative (which would result in an increase of the DAC balance) as a result of negative AGP, the specific facts and circumstances surrounding the potential negative amortization are considered to determine whether it is appropriate for recognition in the financial statements. Negative amortization is only recorded when the increased DAC balance is determined to be recoverable based on facts and circumstances. For products whose supporting investments are exposed to capital losses in excess of our expectations which may cause periodic AGP to become temporarily negative, EGP and AGP utilized in DAC amortization may be modified to exclude the excess capital losses.
Annually, we review and update the assumptions underlying the projections of EGP, including mortality, persistency, expenses, investment returns, comprising investment income and realized capital gains and losses, interest crediting rates and the effect of any hedges, using our experience and industry experience. At each reporting period, we assess whether any revisions to assumptions used to determine DAC amortization are required. These reviews and updates may result in amortization acceleration or deceleration, which are referred to as “DAC unlocking”. If the update of assumptions causes total EGP to increase, the rate of DAC amortization will generally decrease, resulting in a current period increase to earnings. A decrease to earnings generally occurs when the assumption update causes the total EGP to decrease.
The following table provides the effect on DAC amortization of changes in assumptions relating to the gross profit components of investment margin, benefit margin and expense margin during the years ended December 31.

($ in thousands)	2018	2017	2016
Investment margin	$195	$768	$1,093
Benefit margin	(520)	(2,342)	(223)
Expense margin	(80)	(353)	(405)
Net (deceleration) acceleration	$(405)	$(1,927)	$465
In 2018, DAC amortization acceleration for changes in the investment margin component of EGP related to interest-sensitive life insurance and was due to lower projected investment returns. The deceleration related to benefit margin primarily related to interest-sensitive life insurance and was due to a decrease in projected mortality. The expense margin deceleration primarily related to interest-sensitive life insurance and was due to a decrease in projected expenses.
In 2017, DAC amortization acceleration for changes in the investment margin component of EGP related to interest-sensitive life insurance and was due to continued low interest rates and lower projected investment returns. The deceleration related to benefit margin primarily related to interest-sensitive life insurance and was due to a decrease in projected mortality. The expense margin deceleration related primarily to interest-sensitive life insurance and was due to a decrease in projected expenses.
In 2016, DAC amortization acceleration for changes in the investment margin component of EGP related to interest-sensitive life insurance and was due to decreased projected investment margins. The deceleration related to benefit margin primarily related to interest-sensitive life insurance and was due to a decrease in projected mortality. The expense margin deceleration related primarily to variable life insurance and was due to a decrease in projected expenses.

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The following table displays the sensitivity of reasonably likely changes in assumptions included in the gross profit components of investment margin or benefit margin to amortization of the DAC balance as of December 31, 2018.

($ in thousands)	Increase/(reduction)
Increase in future investment margins of 25 basis points	$4,795
Decrease in future investment margins of 25 basis points	(5,235)

Decrease in future life mortality by 1%	$1,165
Increase in future life mortality by 1%	(1,188)
Any potential changes in assumptions discussed above are measured without consideration of correlation among assumptions. Therefore, it would be inappropriate to add them together in an attempt to estimate overall variability in amortization.
For additional detail related to DAC, see the Operations section of this document.
Reserve for life-contingent contract benefits estimation Due to the long-term nature of traditional life insurance, life-contingent immediate annuities and voluntary accident and health insurance products, benefits are payable over many years; accordingly, the reserves are calculated as the present value of future expected benefits to be paid, reduced by the present value of future expected net premiums. Long-term actuarial assumptions of future investment yields, mortality, morbidity, policy terminations and expenses are used when establishing the reserve for life-contingent contract benefits payable under these insurance policies. These assumptions, which for traditional life insurance are applied using the net level premium method, include provisions for adverse deviation and generally vary by characteristics such as type of coverage, year of issue and policy duration. Future investment yield assumptions are determined based upon prevailing investment yields as well as estimated reinvestment yields. Mortality, morbidity and policy termination assumptions are based on our experience and industry experience. Expense assumptions include the estimated effects of inflation and expenses to be incurred beyond the premium-paying period. These assumptions are established at the time the policy is issued, are consistent with assumptions for determining DAC amortization for these policies, and are generally not changed during the policy coverage period. However, if actual experience emerges in a manner that is significantly adverse relative to the original assumptions, adjustments to DAC or reserves may be required resulting in a charge to earnings which could have a material effect on our operating results and financial condition.
We periodically review the adequacy of reserves and recoverability of DAC for these policies using actual experience and current assumptions. In the event actual experience and current assumptions are adverse compared to the original assumptions and a premium deficiency is determined to exist, any remaining unamortized DAC balance must be expensed to the extent not recoverable and the establishment of a premium deficiency reserve may be required.
Prior to fourth quarter 2017, we evaluated our traditional life insurance products and immediate annuities with life contingencies on an aggregate basis. Beginning in fourth quarter 2017, traditional life insurance products, immediate annuities with life contingencies, and voluntary accident and health insurance are reviewed individually, consistent with the review of these products performed by The Allstate Corporation. In 2018, 2017 and 2016, our reviews concluded that no premium deficiency adjustments were necessary. As of December 31, 2018, traditional life insurance and voluntary accident and health insurance both have a substantial sufficiency. As of December 31, 2018, there is marginal sufficiency in the evaluation of immediate annuities with life contingencies which has been adversely impacted primarily by sub-standard structured settlement mortality expectations. The sufficiency represents approximately 4% of applicable reserves for annuity products as of December 31, 2018. Additional reserves may be required in future periods if the evaluation results in a premium deficiency.
In 2016, we completed a mortality study for our structured settlement annuities with life contingencies. The study indicated that annuitants are living longer and receiving benefits for a longer period than originally estimated due to medical advances and access to medical care. Investment strategy changes to increase performance-based investments and equity securities resulted in a favorable change in the long-term investment yield assumptions. These results were included in the premium deficiency and profits followed by losses evaluations as of December 31, 2016, and no adjustments were recognized.
The following table displays the sensitivity of changes in the future investment yield assumption included in the annuity premium deficiency evaluation to the sufficiency balance as of December 31, 2018.

($ in thousands)	Increase/(reduction) in sufficiency	Change in sufficiency as a percentage of applicable reserves
Increase in future investment yields of 25 basis points	$52,401	3%
Decrease in future investment yields of 25 basis points	$(55,460)	(3)%

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We also review these policies for circumstances where projected profits would be recognized in early years followed by projected losses in later years. In 2018, 2017 and 2016, our reviews concluded that there were no projected losses following projected profits in each long-term projection.
We will continue to monitor the experience of our traditional life insurance and immediate annuities. We anticipate that mortality, investment and reinvestment yields, and policy terminations are the factors that would be most likely to require premium deficiency adjustments to these reserves or related DAC. Mortality rates and investment and reinvestment yields are the factors that would be most likely to require a profits followed by losses liability accrual.
For further detail on the reserve for life-contingent contract benefits, see Note 8 of the financial statements.

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REGULATION AND LEGAL PROCEEDINGS
We are subject to extensive regulation and we are involved in various legal and regulatory actions, all of which have an effect on specific aspects of our business. For a detailed discussion of the legal and regulatory actions in which we are involved, see Note 11 of the financial statements.
PENDING ACCOUNTING STANDARDS
There are pending accounting standards that we have not implemented because the implementation date has not yet occurred. For a discussion of these pending standards, see Note 2 of the financial statements.
The effect of implementing certain accounting standards on our financial results and financial condition is often based in part on market conditions at the time of implementation of the standard and other factors we are unable to determine prior to implementation. For this reason, we are sometimes unable to estimate the effect of certain pending accounting standards until the relevant authoritative body finalizes these standards or until we implement them.
Item 11(i). Changes in and Disagreements with Accountants on Accounting and Financial Disclosure
None.
Item 11(j). Quantitative and Qualitative Disclosures About Market Risk
Information required for Item 11(j) is incorporated by reference to the material under the caption “Market Risk” in Item 11(h) of this report.

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Allstate Life of New York Variable Life Separate Account A
Financial Statements as of December 31, 2018 and for the years ended December 31, 2018 and 2017, and Report of Independent Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
Allstate Life Insurance Company of New York and Policyholders of
Allstate Life of New York Variable Life Separate Account A:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of net assets for each of the sub-accounts of Allstate Life of New York Variable Life Separate Account A (the “Account”) listed in Appendix A, as of December 31, 2018; the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods presented in Appendix A and the related notes. In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the sub-accounts comprising the Account as of December 31, 2018, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented in Appendix A, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the Account’s fund managers. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
March 29, 2019

We have served as the auditor of Allstate Life Insurance Company of New York (the sponsor Company) since 1995.

APPENDIX A
Allstate Life of New York Variable Life Separate Account A
Sub-account	Statement of Net Assets	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the	For the	For the

AB VPS Growth and Income Class A	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
AB VPS International Growth Class A	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
AB VPS International Value Class A	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
AB VPS Small Cap Growth Class A	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
AB VPS Small/Mid Cap Value Class A	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Alger Balanced Class I-2	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Alger Capital Appreciation Class I-2	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Alger Large Cap Growth Class I-2	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Alger MidCap Growth Class I-2	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Alger Small Cap Growth Portfolio Class I-2	December 31, 2018	Period from August 13, 2018* to December 31, 2018	Period from August 13, 2018* to December 31, 2018	Period from August 13, 2018* to December 31, 2018
DWS Equity 500 Index VIP Class A	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
DWS Global Income Builder VIP Class A II	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
DWS Small Cap Index VIP Class A	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Fidelity® VIP Asset Manager Portfolio Initial Class	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Fidelity® VIP Contrafund Portfolio Initial Class	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Fidelity® VIP Disciplined Small Cap Portfolio Initial Class	December 31, 2018	Period from August 13, 2018* to December 31, 2018	Period from August 13, 2018* to December 31, 2018	Period from August 13, 2018* to December 31, 2018
Fidelity® VIP Emerging Markets Portfolio Initial Class	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Fidelity® VIP Equity-Income Portfolio Initial Class	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Fidelity® VIP Government Money Market Portfolio Initial Class	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Fidelity® VIP Growth & Income Portfolio Initial Class	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Fidelity® VIP Growth Portfolio Initial Class	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Fidelity® VIP High Income Portfolio Initial Class	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Fidelity® VIP Index 500 Portfolio Initial Class	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Fidelity® VIP Index 500 Portfolio Service Class	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Fidelity® VIP Investment Grade Bond Portfolio Initial Class	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Fidelity® VIP Mid Cap Portfolio Initial Class	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Fidelity® VIP Overseas Portfolio Initial Class	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018

APPENDIX A (cont.)
Allstate Life of New York Variable Life Separate Account A
Sub-account	Statement of Net Assets	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the	For the	For the
Fidelity® VIP Real Estate Portfolio Initial Class	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Fidelity® VIP Value Portfolio Initial Class	December 31, 2018	Period from August 13, 2018* to December 31, 2018	Period from August 13, 2018* to December 31, 2018	Period from August 13, 2018* to December 31, 2018
Fidelity® VIP Value Strategies Portfolio Initial Class	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Franklin Templeton Global Bond VIP Fund Class 1	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Franklin Templeton Income VIP Fund Class 1	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Franklin Templeton Mutual Global Discovery VIP Fund Class 1	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Franklin Templeton Mutual Shares VIP Fund Class 1	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Franklin Templeton Small Cap Value VIP Fund Class 1	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Franklin Templeton Small-Mid Cap Growth VIP Fund Class 1	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Franklin Templeton Strategic Income VIP Fund Class 1	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Franklin Templeton U.S. Government Securities VIP Fund Class 1	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Guggenheim VT U.S. Long Short Equity Fund	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Invesco V.I. American Franchise	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Invesco V.I. American Value	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Invesco V.I. Core Equity	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Invesco V.I. Diversified Dividend Fund Series I**	-	-	-	-
Invesco V.I. Government Securities	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Invesco V.I. Growth and Income Fund Series I	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Invesco V.I. High Yield	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Invesco V.I. International Growth Fund Series I	December 31, 2018	Period from August 13, 2018* to December 31, 2018	Period from August 13, 2018* to December 31, 2018	Period from August 13, 2018* to December 31, 2018
Invesco V.I. Mid Cap Core Equity	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Invesco V.I. Mid Cap Growth Fund Series I**	-	-	-	-
Invesco V.I. Mid Cap Growth Fund Series II	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Invesco V.I. Value Opportunity	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Janus Henderson Balanced Portfolio Institutional Shares	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Janus Henderson Balanced Portfolio Service Shares	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018

APPENDIX A (cont.)
Allstate Life of New York Variable Life Separate Account A
Sub-account	Statement of Net Assets	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the	For the	For the
Janus Henderson Enterprise Portfolio Institutional Shares	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Janus Henderson Flexible Bond Portfolio Institutional Shares	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Janus Henderson Forty Portfolio Institutional Shares	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Janus Henderson Global Research Portfolio Service Shares	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Janus Henderson Global Technology Portfolio Institutional Shares	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Janus Henderson Mid Cap Value Portfolio Institutional Shares	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Janus Henderson Mid Cap Value Portfolio Service Shares	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Janus Henderson Overseas Portfolio Institutional Shares	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Janus Henderson Overseas Portfolio Service Shares	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Janus Henderson Research Portfolio Institutional Shares**	-	-	-	-
Lazard Retirement Emerging Markets Equity Portfolio	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Legg Mason ClearBridge Variable Large Cap Value Portfolio Class I	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Legg Mason Western Assets Variable Global High Yield Bond Portfolio Class I	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
MFS® High Yield Portfolio Initial Class	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
MFS® Investors Trust Series Initial Class	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
MFS® Mass. Investors Growth Stock Portfolio Initial Class	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Three years ended December 31, 2018 and for the period March 27, 2015* to December 31, 2015
MFS® New Discovery Series Initial Class	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
MFS® Total Return Series Initial Class	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
MFS® Utilities Series Initial Class	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
MFS® Value Series Initial Class	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Morgan Stanley VIF Emerging Markets Equity Portfolio Class I	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Morgan Stanley VIF Growth Portfolio Class I	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Morgan Stanley VIF U.S. Real Estate Portfolio Class I	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Morningstar Aggressive Growth ETF Asset Allocation Portfolio Class I	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Morningstar Balanced ETF Asset Allocation Portfolio Class I	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Morningstar Conservative ETF Asset Allocation Portfolio Class I	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Morningstar Growth ETF Asset Allocation Portfolio Class I	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Morningstar Income and Growth ETF Asset Allocation Portfolio Class I	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018

APPENDIX A (cont.)
Allstate Life of New York Variable Life Separate Account A
Sub-account	Statement of Net Assets	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the	For the	For the
Oppenheimer Conservative Balance Fund/VA	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Oppenheimer Discovery Mid-Cap Growth Fund/VA	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Oppenheimer Global Fund/VA	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Oppenheimer Global Fund/VA Service Shares	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Oppenheimer Global Strategic Income Fund/VA	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Oppenheimer International Growth Fund/VA	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Oppenheimer Main Street Fund®/VA	December 31, 2018	Year Ended December 31, 2018	Year Ended December 31, 2018 and Period from April 28, 2017* to December 31, 2017	Year Ended December 31, 2018 and Period from April 28, 2017* to December 31, 2017
Oppenheimer Main Street Small Cap Fund®/VA	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Oppenheimer Total Return Bond Fund/VA	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
PIMCO VIT Int. Bond U.S. Dollar-Hedged Admin. Shares	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
PIMCO VIT Real Return Portfolio Admin. Shares	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
PIMCO VIT Total Return Portfolio Admin. Shares	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Putnam VT High Yield Fund Class IA	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Putnam VT International Value Fund Class IA	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
T. Rowe Price Blue Chip Growth Portfolio I	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
T. Rowe Price Equity Income Portfolio I	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
VanEck VIP Emerging Markets Fund Initial Class	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
VanEck VIP Global Hard Assets Fund Initial Class	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018

* Date represents commencement of operation
** Sub-account was available but did not have assets at December 31, 2018 and did not have any activity for the year/period ended December 31, 2018

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2018

	AB VPS	AB VPS	AB VPS	AB VPS	AB VPS
	Growth	International	International	Small Cap	Small/Mid Cap	Alger
	and Income	Growth	Value	Growth	Value	Balanced
	Class A	Class A	Class A	Class A	Class A	Class I-2
ASSETS
Investments, at fair value	$16,169	$21,936	$16,624	$33,397	$2,443	$7,933
Total assets	$16,169	$21,936	$16,624	$33,397	$2,443	$7,933
NET ASSETS
Accumulation units	$16,169	$21,936	$16,624	$33,397	$2,443	$7,933
Total net assets	$16,169	$21,936	$16,624	$33,397	$2,443	$7,933
FUND SHARE INFORMATION
Number of shares	582	1,155	1,343	2,014	144	580
Cost of investments	$16,233	$21,420	$18,679	$33,359	$2,892	$9,245
ACCUMULATION UNIT VALUE [1]
Lowest	$20.67	$9.23	$7.15	$28.39	$21.17	$16.70
Highest	$20.67	$9.23	$7.15	$28.39	$21.17	$16.70

 [1] The high and low accumulation unit value ("AUV") are reported at the same amount where there is only one policy offered for investment in the Sub-Account. Otherwise, when more than one policy is available for investment, a high and low AUV is reported.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	AB VPS	AB VPS	AB VPS	AB VPS	AB VPS
	Growth	International	International	Small Cap	Small/Mid Cap	Alger
	and Income	Growth	Value	Growth	Value	Balanced
	Class A*	Class A*	Class A*	Class A*	Class A*	Class I-2
NET INVESTMENT INCOME (LOSS)
Dividends	$176	$168	$301	$—	$12	$345
Net investment income (loss)	176	168	301	—	12	345
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	1,441	1,181	474	4,939	1,267	1,855
Cost of investments sold	1,139	927	414	4,505	1,211	1,695
Realized gains (losses) on fund shares	302	254	60	434	56	160
Realized gain distributions	1,986	—	—	1,829	202	1,077
Net realized gains (losses)	2,288	254	60	2,263	258	1,237
Change in unrealized gains (losses)	(3,409)	(4,868)	(5,082)	(2,745)	(701)	(1,862)
Net realized and change in unrealized gains (losses) on investments	(1,121)	(4,614)	(5,022)	(482)	(443)	(625)
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$(945)	$(4,446)	$(4,721)	$(482)	$(431)	$(280)

*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2018

	Alger	Alger	Alger	Alger	DWS	DWS
	Capital	Large Cap	MidCap	Small Cap	Equity 500	Global Income
	Appreciation	Growth	Growth	Growth Portfolio	Index VIP	Builder VIP
	Class I-2	Class I-2	Class I-2	Class I-2	Class A	Class A II
ASSETS
Investments, at fair value	$268,523	$272,033	$345,663	$40	$192,418	$76,300
Total assets	$268,523	$272,033	$345,663	$40	$192,418	$76,300
NET ASSETS
Accumulation units	$268,523	$272,033	$345,663	$40	$192,418	$76,300
Total net assets	$268,523	$272,033	$345,663	$40	$192,418	$76,300
FUND SHARE INFORMATION
Number of shares	3,945	5,289	17,681	2	10,181	3,577
Cost of investments	$251,041	$266,906	$296,278	$44	$166,601	$80,953
ACCUMULATION UNIT VALUE
Lowest	$26.68	$21.20	$16.26	$11.46	$40.16	$18.83
Highest	$60.92	$31.84	$41.36	$11.46	$40.16	$18.83

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	Alger	Alger	Alger	Alger	DWS	DWS
	Capital	Large Cap	MidCap	Small Cap	Equity 500	Global Income
	Appreciation	Growth	Growth	Growth Portfolio	Index VIP	Builder VIP
	Class I-2	Class I-2	Class I-2	Class I-2*	Class A*	Class A II*
NET INVESTMENT INCOME (LOSS)
Dividends	$248	$—	$—	$—	$3,520	$3,265
Net investment income (loss)	248	—	—	—	3,520	3,265
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	59,348	29,621	51,241	—	13,630	8,807
Cost of investments sold	37,081	20,554	28,357	—	9,520	8,628
Realized gains (losses) on fund shares	22,267	9,067	22,884	—	4,110	179
Realized gain distributions	47,490	50,275	54,173	1	18,193	7,907
Net realized gains (losses)	69,757	59,342	77,057	1	22,303	8,086
Change in unrealized gains (losses)	(65,413)	(51,381)	(102,337)	(3)	(34,697)	(17,745)
Net realized and change in unrealized gains (losses) on investments	4,344	7,961	(25,280)	(2)	(12,394)	(9,659)
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$4,592	$7,961	$(25,280)	$(2)	$(8,874)	$(6,394)

*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2018

	DWS	Fidelity® VIP		Fidelity® VIP	Fidelity® VIP	Fidelity® VIP
	Small Cap	Asset	Fidelity® VIP	Disciplined	Emerging	Equity-Income
	Index VIP	Manager Portfolio	Contrafund Portfolio	Small Cap Portfolio	Markets Portfolio	Portfolio
	Class A	Initial Class	Initial Class	Initial Class	Initial Class	Initial Class
ASSETS
Investments, at fair value	$51,397	$81,175	$834,803	$15	$14,836	$793,490
Total assets	$51,397	$81,175	$834,803	$15	$14,836	$793,490
NET ASSETS
Accumulation units	$51,397	$81,175	$834,803	$15	$14,836	$793,490
Total net assets	$51,397	$81,175	$834,803	$15	$14,836	$793,490
FUND SHARE INFORMATION
Number of shares	3,433	5,934	25,982	1	1,491	38,954
Cost of investments	$48,250	$88,298	$742,087	$18	$14,661	$818,073
ACCUMULATION UNIT VALUE
Lowest	$44.17	$25.60	$10.16	$9.68	$9.38	$17.08
Highest	$44.17	$25.60	$45.81	$9.68	$12.22	$30.96

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	DWS	Fidelity® VIP		Fidelity® VIP	Fidelity® VIP	Fidelity® VIP
	Small Cap	Asset	Fidelity® VIP	Disciplined	Emerging	Equity-Income
	Index VIP	Manager Portfolio	Contrafund Portfolio	Small Cap Portfolio	Markets Portfolio	Portfolio
	Class A*	Initial Class*	Initial Class*	Initial Class*	Initial Class*	Initial Class*
NET INVESTMENT INCOME (LOSS)
Dividends	$635	$1,485	$6,645	$—	$109	$19,780
Net investment income (loss)	635	1,485	6,645	—	109	19,780
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	9,604	5,983	100,666	—	2,714	46,481
Cost of investments sold	7,365	5,805	73,300	—	2,044	42,936
Realized gains (losses) on fund shares	2,239	178	27,366	—	670	3,545
Realized gain distributions	4,506	2,674	80,326	—	5	38,870
Net realized gains (losses)	6,745	2,852	107,692	—	675	42,415
Change in unrealized gains (losses)	(13,542)	(8,850)	(167,477)	(2)	(3,681)	(134,211)
Net realized and change in unrealized gains (losses) on investments	(6,797)	(5,998)	(59,785)	(2)	(3,006)	(91,796)
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$(6,162)	$(4,513)	$(53,140)	$(2)	$(2,897)	$(72,016)

*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2018

	Fidelity® VIP	Fidelity® VIP		Fidelity® VIP
	Government Money	Growth	Fidelity® VIP	High	Fidelity® VIP	Fidelity® VIP
	Market Portfolio	& Income Portfolio	Growth Portfolio	Income Portfolio	Index 500 Portfolio	Index 500 Portfolio
	Initial Class	Initial Class	Initial Class	Initial Class	Initial Class	Service Class
ASSETS
Investments, at fair value	$503,499	$41,531	$975,518	$19,036	$735,014	$243,923
Total assets	$503,499	$41,531	$975,518	$19,036	$735,014	$243,923
NET ASSETS
Accumulation units	$503,499	$41,531	$975,518	$19,036	$735,014	$243,923
Total net assets	$503,499	$41,531	$975,518	$19,036	$735,014	$243,923
FUND SHARE INFORMATION
Number of shares	503,499	2,143	15,455	3,830	2,911	970
Cost of investments	$503,499	$41,635	$741,991	$21,154	$548,741	$204,025
ACCUMULATION UNIT VALUE
Lowest	$10.57	$19.09	$10.89	$17.65	$10.54	$22.00
Highest	$15.02	$19.09	$34.67	$17.65	$33.27	$22.00

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	Fidelity® VIP	Fidelity® VIP		Fidelity® VIP
	Government Money	Growth	Fidelity® VIP	High	Fidelity® VIP	Fidelity® VIP
	Market Portfolio	& Income Portfolio	Growth Portfolio	Income Portfolio	Index 500 Portfolio	Index 500 Portfolio
	Initial Class*	Initial Class*	Initial Class*	Initial Class*	Initial Class*	Service Class*
NET INVESTMENT INCOME (LOSS)
Dividends	$8,053	$162	$2,627	$1,084	$15,405	$4,583
Net investment income (loss)	8,053	162	2,627	1,084	15,405	4,583
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	50,835	14,313	81,268	1,368	165,716	9,534
Cost of investments sold	50,835	11,772	51,263	1,426	103,581	5,515
Realized gains (losses) on fund shares	—	2,541	30,005	(58)	62,135	4,019
Realized gain distributions	—	2,658	147,184	—	4,212	1,108
Net realized gains (losses)	—	5,199	177,189	(58)	66,347	5,127
Change in unrealized gains (losses)	—	(9,461)	(178,171)	(1,662)	(115,372)	(22,569)
Net realized and change in unrealized gains (losses) on investments	—	(4,262)	(982)	(1,720)	(49,025)	(17,442)
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$8,053	$(4,100)	$1,645	$(636)	$(33,620)	$(12,859)

*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2018

	Fidelity® VIP	Fidelity® VIP		Fidelity® VIP		Fidelity® VIP
	Investment Grade	Mid	Fidelity® VIP	Real	Fidelity® VIP	Value
	Bond Portfolio	Cap Portfolio	Overseas Portfolio	Estate Portfolio	Value Portfolio	Strategies Portfolio
	Initial Class	Initial Class	Initial Class	Initial Class	Initial Class	Initial Class
ASSETS
Investments, at fair value	$332,472	$46,196	$253,205	$26,652	$6	$6,768
Total assets	$332,472	$46,196	$253,205	$26,652	$6	$6,768
NET ASSETS
Accumulation units	$332,472	$46,196	$253,205	$26,652	$6	$6,768
Total net assets	$332,472	$46,196	$253,205	$26,652	$6	$6,768
FUND SHARE INFORMATION
Number of shares	26,943	1,530	13,236	1,598	—	609
Cost of investments	$343,366	$51,024	$239,835	$29,275	$6	$8,231
ACCUMULATION UNIT VALUE
Lowest	$10.00	$9.61	$9.20	$9.72	$9.35	$17.50
Highest	$18.57	$19.44	$21.64	$17.47	$9.35	$17.50

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	Fidelity® VIP	Fidelity® VIP		Fidelity® VIP		Fidelity® VIP
	Investment Grade	Mid	Fidelity® VIP	Real	Fidelity® VIP	Value
	Bond Portfolio	Cap Portfolio	Overseas Portfolio	Estate Portfolio	Value Portfolio	Strategies Portfolio
	Initial Class*	Initial Class*	Initial Class*	Initial Class*	Initial Class*	Initial Class*
NET INVESTMENT INCOME (LOSS)
Dividends	$8,183	$355	$4,554	$787	$—	$74
Net investment income (loss)	8,183	355	4,554	787	—	74
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	17,185	4,617	15,340	8,212	—	1,767
Cost of investments sold	17,514	4,227	11,812	8,487	—	1,577
Realized gains (losses) on fund shares	(329)	390	3,528	(275)	—	190
Realized gain distributions	1,909	4,445	—	1,423	—	330
Net realized gains (losses)	1,580	4,835	3,528	1,148	—	520
Change in unrealized gains (losses)	(11,294)	(12,976)	(51,386)	(4,132)	—	(1,935)
Net realized and change in unrealized gains (losses) on investments	(9,714)	(8,141)	(47,858)	(2,984)	—	(1,415)
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$(1,531)	$(7,786)	$(43,304)	$(2,197)	$—	$(1,341)

*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2018

			Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton
	Franklin Templeton	Franklin Templeton	Mutual Global	Mutual	Small	Small-Mid
	Global Bond	Income	Discovery	Shares	Cap Value	Cap Growth
	VIP Fund Class 1	VIP Fund Class 1	VIP Fund Class 1	VIP Fund Class 1	VIP Fund Class 1	VIP Fund Class 1
ASSETS
Investments, at fair value	$27,886	$19,168	$4,177	$2,635	$41,140	$18,855
Total assets	$27,886	$19,168	$4,177	$2,635	$41,140	$18,855
NET ASSETS
Accumulation units	$27,886	$19,168	$4,177	$2,635	$41,140	$18,855
Total net assets	$27,886	$19,168	$4,177	$2,635	$41,140	$18,855
FUND SHARE INFORMATION
Number of shares	1,590	1,256	239	149	2,717	1,106
Cost of investments	$28,926	$19,919	$4,839	$2,952	$50,084	$21,990
ACCUMULATION UNIT VALUE
Lowest	$17.02	$16.72	$16.38	$16.10	$20.25	$20.89
Highest	$17.02	$16.72	$16.38	$16.10	$20.25	$20.89

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

			Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton
	Franklin Templeton	Franklin Templeton	Mutual Global	Mutual	Small	Small-Mid
	Global Bond	Income	Discovery	Shares	Cap Value	Cap Growth
	VIP Fund Class 1*	VIP Fund Class 1*	VIP Fund Class 1*	VIP Fund Class 1*	VIP Fund Class 1*	VIP Fund Class 1*
NET INVESTMENT INCOME (LOSS)
Dividends	$—	$990	$129	$130	$516	$—
Net investment income (loss)	—	990	129	130	516	—
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	1,415	2,855	898	3,139	2,806	1,529
Cost of investments sold	1,526	2,795	969	2,983	2,831	1,715
Realized gains (losses) on fund shares	(111)	60	(71)	156	(25)	(186)
Realized gain distributions	—	—	61	181	6,752	1,900
Net realized gains (losses)	(111)	60	(10)	337	6,727	1,714
Change in unrealized gains (losses)	692	(1,859)	(634)	(708)	(13,157)	(2,726)
Net realized and change in unrealized gains (losses) on investments	581	(1,799)	(644)	(371)	(6,430)	(1,012)
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$581	$(809)	$(515)	$(241)	$(5,914)	$(1,012)

*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2018

	Franklin Templeton	Franklin Templeton	Guggenheim
	Strategic	U.S. Government	VT U.S.	Invesco V.I.	Invesco V.I.
	Income	Securities	Long Short	American	American	Invesco V.I.
	VIP Fund Class 1	VIP Fund Class 1	Equity Fund	Franchise	Value	Core Equity
ASSETS
Investments, at fair value	$11,647	$15,919	$27,804	$237,934	$4,102	$20,303
Total assets	$11,647	$15,919	$27,804	$237,934	$4,102	$20,303
NET ASSETS
Accumulation units	$11,647	$15,919	$27,804	$237,934	$4,102	$20,303
Total net assets	$11,647	$15,919	$27,804	$237,934	$4,102	$20,303
FUND SHARE INFORMATION
Number of shares	1,094	1,319	2,108	4,163	296	656
Cost of investments	$12,350	$17,397	$27,651	$195,225	$5,041	$20,714
ACCUMULATION UNIT VALUE
Lowest	$16.03	$13.11	$23.71	$19.53	$18.22	$19.64
Highest	$16.03	$13.11	$23.71	$19.53	$18.22	$19.64

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	Franklin Templeton	Franklin Templeton	Guggenheim
	Strategic	U.S. Government	VT U.S.	Invesco V.I.	Invesco V.I.
	Income	Securities	Long Short	American	American	Invesco V.I.
	VIP Fund Class 1*	VIP Fund Class 1*	Equity Fund	Franchise	Value	Core Equity
NET INVESTMENT INCOME (LOSS)
Dividends	$305	$464	$—	$—	$23	$203
Net investment income (loss)	305	464	—	—	23	203
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	762	1,362	2,470	27,933	2,372	1,042
Cost of investments sold	844	1,506	1,795	17,410	2,120	810
Realized gains (losses) on fund shares	(82)	(144)	675	10,523	252	232
Realized gain distributions	—	—	4,111	16,790	660	1,456
Net realized gains (losses)	(82)	(144)	4,786	27,313	912	1,688
Change in unrealized gains (losses)	(432)	(227)	(8,887)	(34,975)	(1,505)	(3,975)
Net realized and change in unrealized gains (losses) on investments	(514)	(371)	(4,101)	(7,662)	(593)	(2,287)
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$(209)	$93	$(4,101)	$(7,662)	$(570)	$(2,084)

*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2018

		Invesco V.I.		Invesco V.I.		Invesco V.I.
	Invesco V.I.	Growth and		International	Invesco V.I.	Mid Cap
	Government	Income Fund	Invesco V.I.	Growth	Mid Cap	Growth Fund
	Securities	Series I	High Yield	Fund Series I	Core Equity	Series II
ASSETS
Investments, at fair value	$43,791	$248,453	$29,707	$68	$97,674	$60,203
Total assets	$43,791	$248,453	$29,707	$68	$97,674	$60,203
NET ASSETS
Accumulation units	$43,791	$248,453	$29,707	$68	$97,674	$60,203
Total net assets	$43,791	$248,453	$29,707	$68	$97,674	$60,203
FUND SHARE INFORMATION
Number of shares	3,903	14,189	5,871	2	8,904	12,891
Cost of investments	$45,736	$284,178	$31,435	$70	$114,175	$54,938
ACCUMULATION UNIT VALUE
Lowest	$11.56	$18.78	$13.60	$9.09	$23.61	$28.38
Highest	$11.56	$36.96	$13.60	$9.09	$23.61	$28.38

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

		Invesco V.I.		Invesco V.I.		Invesco V.I.
	Invesco V.I.	Growth and		International	Invesco V.I.	Mid Cap
	Government	Income Fund	Invesco V.I.	Growth	Mid Cap	Growth Fund
	Securities	Series I	High Yield	Fund Series I*	Core Equity	Series II
NET INVESTMENT INCOME (LOSS)
Dividends	$963	$5,906	$1,604	$—	$581	$—
Net investment income (loss)	963	5,906	1,604	—	581	—
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	8,002	21,511	1,918	—	9,755	8,807
Cost of investments sold	8,402	19,182	1,948	—	9,817	6,197
Realized gains (losses) on fund shares	(400)	2,329	(30)	—	(62)	2,610
Realized gain distributions	—	26,919	—	—	16,065	7,883
Net realized gains (losses)	(400)	29,248	(30)	—	16,003	10,493
Change in unrealized gains (losses)	(301)	(73,438)	(2,622)	(2)	(29,482)	(14,077)
Net realized and change in unrealized gains (losses) on investments	(701)	(44,190)	(2,652)	(2)	(13,479)	(3,584)
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$262	$(38,284)	$(1,048)	$(2)	$(12,898)	$(3,584)

*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2018

		Janus Henderson		Janus Henderson	Janus Henderson	Janus Henderson
	Invesco V.I.	Balanced	Janus Henderson	Enterprise	Flexible	Forty
	Value	Portfolio	Balanced Portfolio	Portfolio	Bond Portfolio	Portfolio
	Opportunity	Institutional Shares	Service Shares	Institutional Shares	Institutional Shares	Institutional Shares
ASSETS
Investments, at fair value	$60,518	$22,146	$385,126	$26,417	$18,167	$106,205
Total assets	$60,518	$22,146	$385,126	$26,417	$18,167	$106,205
NET ASSETS
Accumulation units	$60,518	$22,146	$385,126	$26,417	$18,167	$106,205
Total net assets	$60,518	$22,146	$385,126	$26,417	$18,167	$106,205
FUND SHARE INFORMATION
Number of shares	11,003	656	10,821	394	1,621	3,017
Cost of investments	$78,419	$20,661	$325,030	$26,993	$19,851	$109,518
ACCUMULATION UNIT VALUE
Lowest	$16.65	$10.88	$34.96	$25.87	$16.11	$21.44
Highest	$16.65	$21.48	$34.96	$25.87	$16.11	$42.72

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

		Janus Henderson		Janus Henderson	Janus Henderson	Janus Henderson
	Invesco V.I.	Balanced	Janus Henderson	Enterprise	Flexible	Forty
	Value	Portfolio	Balanced Portfolio	Portfolio	Bond Portfolio	Portfolio
	Opportunity	Institutional Shares	Service Shares	Institutional Shares	Institutional Shares	Institutional Shares
NET INVESTMENT INCOME (LOSS)
Dividends	$277	$483	$7,015	$47	$568	$—
Net investment income (loss)	277	483	7,015	47	568	—
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	20,512	3,019	11,441	13,235	847	38,809
Cost of investments sold	22,238	2,461	8,805	10,053	925	36,490
Realized gains (losses) on fund shares	(1,726)	558	2,636	3,182	(78)	2,319
Realized gain distributions	8,881	602	10,068	784	—	19,800
Net realized gains (losses)	7,155	1,160	12,704	3,966	(78)	22,119
Change in unrealized gains (losses)	(22,882)	(1,488)	(18,289)	(4,344)	(671)	(17,117)
Net realized and change in unrealized gains (losses) on investments	(15,727)	(328)	(5,585)	(378)	(749)	5,002
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$(15,450)	$155	$1,430	$(331)	$(181)	$5,002

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2018

	Janus Henderson	Janus Henderson	Janus Henderson	Janus Henderson	Janus Henderson	Janus Henderson
	Global Research	Global	Mid	Mid Cap Value	Overseas	Overseas
	Portfolio	Technology Portfolio	Cap Value Portfolio	Portfolio	Portfolio	Portfolio
	Service Shares	Institutional Shares	Institutional Shares	Service Shares	Institutional Shares	Service Shares
ASSETS
Investments, at fair value	$45,232	$19,843	$9,591	$128,996	$24,635	$79,103
Total assets	$45,232	$19,843	$9,591	$128,996	$24,635	$79,103
NET ASSETS
Accumulation units	$45,232	$19,843	$9,591	$128,996	$24,635	$79,103
Total net assets	$45,232	$19,843	$9,591	$128,996	$24,635	$79,103
FUND SHARE INFORMATION
Number of shares	980	1,794	681	9,471	922	3,085
Cost of investments	$31,609	$18,001	$11,390	$148,330	$28,519	$103,159
ACCUMULATION UNIT VALUE
Lowest	$27.73	$11.51	$9.45	$28.17	$7.81	$7.66
Highest	$27.73	$33.49	$18.47	$28.17	$7.81	$7.66

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	Janus Henderson	Janus Henderson	Janus Henderson	Janus Henderson	Janus Henderson	Janus Henderson
	Global Research	Global	Mid	Mid Cap Value	Overseas	Overseas
	Portfolio	Technology Portfolio	Cap Value Portfolio	Portfolio	Portfolio	Portfolio
	Service Shares	Institutional Shares	Institutional Shares	Service Shares	Institutional Shares	Service Shares
NET INVESTMENT INCOME (LOSS)
Dividends	$483	$—	$113	$1,406	$370	$1,527
Net investment income (loss)	483	—	113	1,406	370	1,527
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	696	7,174	331	23,031	11,637	17,542
Cost of investments sold	414	4,309	338	23,019	11,781	21,104
Realized gains (losses) on fund shares	282	2,865	(7)	12	(144)	(3,562)
Realized gain distributions	—	684	902	14,084	—	—
Net realized gains (losses)	282	3,549	895	14,096	(144)	(3,562)
Change in unrealized gains (losses)	(4,278)	(3,480)	(2,502)	(37,148)	(3,590)	(11,681)
Net realized and change in unrealized gains (losses) on investments	(3,996)	69	(1,607)	(23,052)	(3,734)	(15,243)
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$(3,513)	$69	$(1,494)	$(21,646)	$(3,364)	$(13,716)

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2018

	Lazard Retirement	Legg Mason	Legg Mason Western			MFS® Mass.
	Emerging	ClearBridge Variable	Assets Variable	MFS® High	MFS® Investors	Investors Growth
	Markets	Large Cap Value	Global High Yield	Yield Portfolio	Trust	Stock Portfolio
	Equity Portfolio	Portfolio Class I	Bond Portfolio Class I	Initial Class	Series Initial Class	Initial Class
ASSETS
Investments, at fair value	$24,769	$151,145	$107,796	$53,555	$19,653	$65,261
Total assets	$24,769	$151,145	$107,796	$53,555	$19,653	$65,261
NET ASSETS
Accumulation units	$24,769	$151,145	$107,796	$53,555	$19,653	$65,261
Total net assets	$24,769	$151,145	$107,796	$53,555	$19,653	$65,261
FUND SHARE INFORMATION
Number of shares	1,318	8,458	16,234	10,143	727	3,708
Cost of investments	$26,040	$167,219	$123,669	$60,720	$17,755	$65,081
ACCUMULATION UNIT VALUE
Lowest	$52.21	$26.34	$22.53	$12.06	$29.62	$13.54
Highest	$52.21	$26.34	$22.53	$12.06	$29.62	$13.54

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	Lazard Retirement	Legg Mason	Legg Mason Western			MFS® Mass.
	Emerging	ClearBridge Variable	Assets Variable	MFS® High	MFS® Investors	Investors Growth
	Markets	Large Cap Value	Global High Yield	Yield Portfolio	Trust	Stock Portfolio
	Equity Portfolio*	Portfolio Class I*	Bond Portfolio Class I*	Initial Class*	Series Initial Class*	Initial Class*
NET INVESTMENT INCOME (LOSS)
Dividends	$528	$2,569	$5,810	$3,164	$135	$397
Net investment income (loss)	528	2,569	5,810	3,164	135	397
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	9,042	7,470	5,980	5,799	1,157	1,676
Cost of investments sold	8,387	6,872	6,477	6,290	866	1,525
Realized gains (losses) on fund shares	655	598	(497)	(491)	291	151
Realized gain distributions	—	10,799	—	—	940	4,043
Net realized gains (losses)	655	11,397	(497)	(491)	1,231	4,194
Change in unrealized gains (losses)	(7,521)	(28,601)	(9,607)	(4,412)	(2,505)	(4,139)
Net realized and change in unrealized gains (losses) on investments	(6,866)	(17,204)	(10,104)	(4,903)	(1,274)	55
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$(6,338)	$(14,635)	$(4,294)	$(1,739)	$(1,139)	$452

*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2018

					Morgan Stanley	Morgan Stanley
	MFS® New	MFS® Total			VIF Emerging	VIF
	Discovery	Return	MFS® Utilities	MFS® Value	Markets Equity	Growth
	Series Initial Class	Series Initial Class	Series Initial Class	Series Initial Class	Portfolio Class I	Portfolio Class I
ASSETS
Investments, at fair value	$190,039	$105,200	$68,744	$65,550	$19,611	$105,770
Total assets	$190,039	$105,200	$68,744	$65,550	$19,611	$105,770
NET ASSETS
Accumulation units	$190,039	$105,200	$68,744	$65,550	$19,611	$105,770
Total net assets	$190,039	$105,200	$68,744	$65,550	$19,611	$105,770
FUND SHARE INFORMATION
Number of shares	10,884	4,830	2,340	3,789	1,353	3,696
Cost of investments	$172,731	$103,675	$64,207	$62,015	$19,094	$94,834
ACCUMULATION UNIT VALUE
Lowest	$56.35	$32.03	$61.34	$30.31	$9.18	$31.70
Highest	$56.35	$32.03	$61.34	$30.31	$9.18	$49.14

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

					Morgan Stanley	Morgan Stanley
	MFS® New	MFS® Total			VIF Emerging	VIF
	Discovery	Return	MFS® Utilities	MFS® Value	Markets Equity	Growth
	Series Initial Class*	Series Initial Class*	Series Initial Class*	Series Initial Class*	Portfolio Class I	Portfolio Class I
NET INVESTMENT INCOME (LOSS)
Dividends	$—	$2,431	$783	$1,158	$92	$—
Net investment income (loss)	—	2,431	783	1,158	92	—
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	16,476	2,762	8,265	4,688	1,617	16,675
Cost of investments sold	10,639	2,425	7,658	3,693	1,232	12,139
Realized gains (losses) on fund shares	5,837	337	607	995	385	4,536
Realized gain distributions	27,507	4,954	272	5,041	—	22,277
Net realized gains (losses)	33,344	5,291	879	6,036	385	26,813
Change in unrealized gains (losses)	(35,282)	(13,962)	(1,051)	(14,416)	(4,200)	(18,120)
Net realized and change in unrealized gains (losses) on investments	(1,938)	(8,671)	(172)	(8,380)	(3,815)	8,693
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$(1,938)	$(6,240)	$611	$(7,222)	$(3,723)	$8,693

*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2018

	Morgan Stanley	Morningstar	Morningstar	Morningstar	Morningstar	Morningstar Income
	VIF U.S.	Aggressive Growth	Balanced	Conservative ETF	Growth ETF	and Growth ETF
	Real Estate	ETF Asset Allocation	ETF Asset Allocation	Asset Allocation	Asset Allocation	Asset Allocation
	Portfolio Class I	Portfolio Class I	Portfolio Class I	Portfolio Class I	Portfolio Class I	Portfolio Class I
ASSETS
Investments, at fair value	$124,100	$301,592	$332,610	$58,170	$526,414	$147,394
Total assets	$124,100	$301,592	$332,610	$58,170	$526,414	$147,394
NET ASSETS
Accumulation units	$124,100	$301,592	$332,610	$58,170	$526,414	$147,394
Total net assets	$124,100	$301,592	$332,610	$58,170	$526,414	$147,394
FUND SHARE INFORMATION
Number of shares	6,358	28,372	35,346	5,540	53,281	16,039
Cost of investments	$102,863	$330,810	$382,979	$61,573	$578,766	$166,331
ACCUMULATION UNIT VALUE
Lowest	$44.83	$9.91	$15.16	$13.51	$9.92	$14.33
Highest	$44.83	$23.99	$19.99	$14.61	$22.57	$17.05

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	Morgan Stanley	Morningstar	Morningstar	Morningstar	Morningstar	Morningstar Income
	VIF U.S.	Aggressive Growth	Balanced	Conservative ETF	Growth ETF	and Growth ETF
	Real Estate	ETF Asset Allocation	ETF Asset Allocation	Asset Allocation	Asset Allocation	Asset Allocation
	Portfolio Class I	Portfolio Class I	Portfolio Class I	Portfolio Class I	Portfolio Class I	Portfolio Class I
NET INVESTMENT INCOME (LOSS)
Dividends	$3,541	$5,247	$7,678	$1,401	$9,665	$3,746
Net investment income (loss)	3,541	5,247	7,678	1,401	9,665	3,746
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	4,928	21,287	35,001	6,968	77,048	14,368
Cost of investments sold	3,480	18,424	34,026	7,108	68,158	14,927
Realized gains (losses) on fund shares	1,448	2,863	975	(140)	8,890	(559)
Realized gain distributions	—	26,273	30,176	831	47,537	6,056
Net realized gains (losses)	1,448	29,136	31,151	691	56,427	5,497
Change in unrealized gains (losses)	(15,079)	(64,467)	(59,887)	(3,268)	(107,657)	(15,144)
Net realized and change in unrealized gains (losses) on investments	(13,631)	(35,331)	(28,736)	(2,577)	(51,230)	(9,647)
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$(10,090)	$(30,084)	$(21,058)	$(1,176)	$(41,565)	$(5,901)

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2018

		Oppenheimer			Oppenheimer
	Oppenheimer	Discovery		Oppenheimer	Global	Oppenheimer
	Conservative	Mid-Cap	Oppenheimer	Global Fund/VA	Strategic	International
	Balance Fund/VA	Growth Fund/VA	Global Fund/VA	Service Shares	Income Fund/VA	Growth Fund/VA
ASSETS
Investments, at fair value	$15,796	$130,479	$14,953	$361,052	$5,811	$97,297
Total assets	$15,796	$130,479	$14,953	$361,052	$5,811	$97,297
NET ASSETS
Accumulation units	$15,796	$130,479	$14,953	$361,052	$5,811	$97,297
Total net assets	$15,796	$130,479	$14,953	$361,052	$5,811	$97,297
FUND SHARE INFORMATION
Number of shares	1,095	1,901	394	9,620	1,247	47,930
Cost of investments	$16,126	$117,215	$15,086	$325,649	$6,280	$95,383
ACCUMULATION UNIT VALUE
Lowest	12.20	24.96	18.08	28.10	14.13	13.00
Highest	12.20	24.96	18.08	28.10	14.13	42.83

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

		Oppenheimer			Oppenheimer
	Oppenheimer	Discovery		Oppenheimer	Global	Oppenheimer
	Conservative	Mid-Cap	Oppenheimer	Global Fund/VA	Strategic	International
	Balance Fund/VA*	Growth Fund/VA*	Global Fund/VA*	Service Shares*	Income Fund/VA*	Growth Fund/VA
NET INVESTMENT INCOME (LOSS)
Dividends	$280	$—	$162	$3,286	$294	$975
Net investment income (loss)	280	—	162	3,286	294	975
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	6,511	3,592	1,130	39,162	1,094	6,484
Cost of investments sold	5,676	2,299	902	27,903	1,186	4,990
Realized gains (losses) on fund shares	835	1,293	228	11,259	(92)	1,494
Realized gain distributions	331	19,984	1,142	30,649	—	2,207
Net realized gains (losses)	1,166	21,277	1,370	41,908	(92)	3,701
Change in unrealized gains (losses)	(2,316)	(29,735)	(3,796)	(100,350)	(459)	(27,754)
Net realized and change in unrealized gains (losses) on investments	(1,150)	(8,458)	(2,426)	(58,442)	(551)	(24,053)
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$(870)	$(8,458)	$(2,264)	$(55,156)	$(257)	$(23,078)

*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2018

		Oppenheimer		PIMCO VIT	PIMCO VIT Real	PIMCO VIT
	Oppenheimer	Main Street	Oppenheimer	Int. Bond	Return	Total Return
	Main Street	Small	Total Return	U.S. Dollar-Hedged	Portfolio	Portfolio
	Fund®/VA	Cap Fund®/VA	Bond Fund/VA	Admin. Shares	Admin. Shares	Admin. Shares
ASSETS
Investments, at fair value	$8,780	$612,383	$8,014	$46,711	$129,776	$257,247
Total assets	$8,780	$612,383	$8,014	$46,711	$129,776	$257,247
NET ASSETS
Accumulation units	$8,780	$612,383	$8,014	$46,711	$129,776	$257,247
Total net assets	$8,780	$612,383	$8,014	$46,711	$129,776	$257,247
FUND SHARE INFORMATION
Number of shares	328	30,078	1,070	4,309	10,952	24,547
Cost of investments	$9,954	$622,676	$8,276	$45,261	$139,690	$266,787
ACCUMULATION UNIT VALUE
Lowest	10.05	22.77	10.27	23.24	17.31	21.93
Highest	10.05	49.82	10.27	23.24	17.31	21.93

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

		Oppenheimer		PIMCO VIT	PIMCO VIT Real	PIMCO VIT
	Oppenheimer	Main Street	Oppenheimer	Int. Bond	Return	Total Return
	Main Street	Small	Total Return	U.S. Dollar-Hedged	Portfolio	Portfolio
	Fund®/VA*	Cap Fund®/VA*	Bond Fund/VA	Admin. Shares*	Admin. Shares*	Admin. Shares*
NET INVESTMENT INCOME (LOSS)
Dividends	$114	$2,227	$242	$621	$3086	$6322
Net investment income (loss)	114	2,227	242	621	3,086	6,322
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	1,938	84,511	576	3,901	2,042	11,710
Cost of investments sold	1,917	68,428	597	3,698	2,197	12,046
Realized gains (losses) on fund shares	21	16,083	(21)	203	(155)	(336)
Realized gain distributions	857	91,728	—	153	—	3,094
Net realized gains (losses)	878	107,811	(21)	356	(155)	2,758
Change in unrealized gains (losses)	(1,710)	(178,235)	(282)	9	(5,728)	(10,180)
Net realized and change in unrealized gains (losses) on investments	(832)	(70,424)	(303)	365	(5,883)	(7,422)
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$(718)	$(68,197)	$(61)	$986	$(2,797)	$(1,100)

*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2018

		Putnam			VanEck VIP	VanEck VIP
	Putnam	VT International	T. Rowe Price	T. Rowe Price	Emerging	Global
	VT High Yield	Value Fund	Blue Chip Growth	Equity Income	Markets	Hard Assets
	Fund Class IA	Class IA	Portfolio I	Portfolio I	Fund Initial Class	Fund Initial Class
ASSETS
Investments, at fair value	$72,919	$26,266	$279,421	$430,276	$113,849	$39,193
Total assets	$72,919	$26,266	$279,421	$430,276	$113,849	$39,193
NET ASSETS
Accumulation units	$72,919	$26,266	$279,421	$430,276	$113,849	$39,193
Total net assets	$72,919	$26,266	$279,421	$430,276	$113,849	$39,193
FUND SHARE INFORMATION
Number of shares	12,276	2,774	9,075	18,419	9,543	2,303
Cost of investments	$79,587	$25,803	$156,103	$448,837	$113,500	$52,938
ACCUMULATION UNIT VALUE
Lowest	30.57	25.25	39.06	35.93	32.89	19.80
Highest	30.57	25.25	39.06	35.93	32.89	19.80

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

		Putnam			VanEck VIP	VanEck VIP
	Putnam	VT International	T. Rowe Price	T. Rowe Price	Emerging	Global
	VT High Yield	Value Fund	Blue Chip Growth	Equity Income	Markets	Hard Assets
	Fund Class IA*	Class IA*	Portfolio I*	Portfolio I*	Fund Initial Class	Fund Initial Class
NET INVESTMENT INCOME (LOSS)
Dividends	$4708	$641	$—	$9708	$374	$—
Net investment income (loss)	4,708	641	—	9,708	374	—
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	13,982	860	42,594	26,884	3,708	6,686
Cost of investments sold	14,469	677	18,427	21,279	3,073	7,531
Realized gains (losses) on fund shares	(487)	183	24,167	5,605	635	(845)
Realized gain distributions	—	—	9,116	43,078	—	—
Net realized gains (losses)	(487)	183	33,283	48,683	635	(845)
Change in unrealized gains (losses)	(6,942)	(6,185)	(30,775)	(103,425)	(35,013)	(13,400)
Net realized and change in unrealized gains (losses) on investments	(7,429)	(6,002)	2,508	(54,742)	(34,378)	(14,245)
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$(2,721)	$(5,361)	$2,508	$(45,034)	$(34,004)	$(14,245)

*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	2018
	AB VPS	AB VPS	AB VPS
	Growth	International	International
	and Income	Growth	Value
	Class A*	Class A*	Class A*
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$176	$168	$301
Net realized gains (losses)	2,288	254	60
Change in unrealized gains (losses)	(3,409)	(4,868)	(5,082)
Increase (decrease) in net assets from operations	(945)	(4,446)	(4,721)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	4,341	4,019	1,345
Benefit payments	—	—	—
Payments on termination	(869)	—	—
Loans	—	—	—
Policy maintenance charge	(3,019)	(2,730)	(932)
Transfers among the sub-accounts and with the Fixed Account - net	(96)	838	1,560
Increase (decrease) in net assets from policy transactions	357	2,127	1,973
INCREASE (DECREASE) IN NET ASSETS	(588)	(2,319)	(2,748)
NET ASSETS AT BEGINNING OF PERIOD	16,757	24,255	19,372
NET ASSETS AT END OF PERIOD	$16,169	$21,936	$16,624
Accumulation Units outstanding at beginning of period	765	2,171	2,093
Units issued	81	316	286
Units redeemed	(64)	(109)	(53)
Accumulation Units outstanding at end of period	782	2,378	2,326

	2017
	AB VPS	AB VPS	AB VPS
	Growth	International	International
	and Income	Growth	Value
	Class A	Class A	Class A
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$209	$251	$403
Net realized gains (losses)	1,460	442	95
Change in unrealized gains (losses)	836	5,651	3,455
Increase (decrease) in net assets from operations	2,505	6,344	3,953
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	4,212	3,830	1,179
Benefit payments	—	—	—
Payments on termination	(138)	—	(135)
Loan - net	(37)	(11)	—
Policy maintenance charge	(2,881)	(2,606)	(870)
Transfers among the sub-accounts and with the Fixed Account - net	555	(531)	(329)
Increase (decrease) in net assets from policy transactions	1,711	682	(155)
INCREASE (DECREASE) IN NET ASSETS	4,216	7,026	3,798
NET ASSETS AT BEGINNING OF PERIOD	12,541	17,229	15,574
NET ASSETS AT END OF PERIOD	$16,757	$24,255	$19,372
Accumulation Units outstanding at beginning of period	681	2,082	2,110
Units issued	126	340	94
Units redeemed	(42)	(251)	(111)
Accumulation Units outstanding at end of period	765	2,171	2,093

*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	2018
	AB VPS	AB VPS
	Small Cap	Small/Mid Cap	Alger
	Growth	Value	Balanced
	Class A*	Class A*	Class I-2
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$—	$12	$345
Net realized gains (losses)	2,263	258	1,237
Change in unrealized gains (losses)	(2,745)	(701)	(1,862)
Increase (decrease) in net assets from operations	(482)	(431)	(280)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	7,404	1,912	4,229
Benefit payments	—	—	—
Payments on termination	(1,246)	—	(599)
Loans	(200)	(560)	—
Policy maintenance charge	(3,768)	(717)	(2,425)
Transfers among the sub-accounts and with the Fixed Account - net	(1,137)	(352)	348
Increase (decrease) in net assets from policy transactions	1,053	283	1,553
INCREASE (DECREASE) IN NET ASSETS	571	(148)	1,273
NET ASSETS AT BEGINNING OF PERIOD	32,826	2,591	6,660
NET ASSETS AT END OF PERIOD	$33,397	$2,443	$7,933
Accumulation Units outstanding at beginning of period	1,146	104	386
Units issued	189	62	196
Units redeemed	(159)	(51)	(107)
Accumulation Units outstanding at end of period	1,176	115	475

	2017
	AB VPS	AB VPS
	Small Cap	Small/Mid Cap	Alger
	Growth	Value	Balanced
	Class A	Class A	Class I-2
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$—	$12	$172
Net realized gains (losses)	(509)	221	107
Change in unrealized gains (losses)	8,527	125	339
Increase (decrease) in net assets from operations	8,018	358	618
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	7,054	1,558	3,676
Benefit payments	—	—	—
Payments on termination	(875)	(643)	—
Loans	529	—	—
Policy maintenance charge	(3,482)	(676)	(1,691)
Transfers among the sub-accounts and with the Fixed Account - net	(1,222)	(437)	853
Increase (decrease) in net assets from policy transactions	2,004	(198)	2,838
INCREASE (DECREASE) IN NET ASSETS	10,022	160	3,456
NET ASSETS AT BEGINNING OF PERIOD	22,804	2,431	3,204
NET ASSETS AT END OF PERIOD	$32,826	$2,591	$6,660
Accumulation Units outstanding at beginning of period	1,067	110	214
Units issued	188	72	209
Units redeemed	(109)	(78)	(37)
Accumulation Units outstanding at end of period	1,146	104	386

*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	2018
	Alger	Alger	Alger
	Capital	Large Cap	MidCap
	Appreciation	Growth	Growth
	Class I-2	Class I-2	Class I-2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$248	$—	$—
Net realized gains (losses)	69,757	59,342	77,057
Change in unrealized gains (losses)	(65,413)	(51,381)	(102,337)
Increase (decrease) in net assets from operations	4,592	7,961	(25,280)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	30,900	21,695	35,526
Benefit payments	—	—	—
Payments on termination	(49,324)	(9,398)	(22,426)
Loans	2,175	(8,191)	(19,343)
Policy maintenance charge	(20,620)	(15,825)	(21,784)
Transfers among the sub-accounts and with the Fixed Account - net	(4,853)	(5,011)	(3,599)
Increase (decrease) in net assets from policy transactions	(41,722)	(16,730)	(31,626)
INCREASE (DECREASE) IN NET ASSETS	(37,130)	(8,769)	(56,906)
NET ASSETS AT BEGINNING OF PERIOD	305,653	280,802	402,569
NET ASSETS AT END OF PERIOD	$268,523	$272,033	$345,663
Accumulation Units outstanding at beginning of period	5,943	9,183	9,562
Units issued	454	402	514
Units redeemed	(949)	(882)	(1,157)
Accumulation Units outstanding at end of period	5,448	8,703	8,919

	2017
	Alger	Alger	Alger
	Capital	Large Cap	MidCap
	Appreciation	Growth	Growth
	Class I-2	Class I-2	Class I-2
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$465	$—	$—
Net realized gains (losses)	21,544	38,611	24,865
Change in unrealized gains (losses)	49,620	30,674	72,162
Increase (decrease) in net assets from operations	71,629	69,285	97,027
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	30,562	23,084	36,793
Benefit payments	—	—	—
Payments on termination	(5,691)	(42,614)	(29,484)
Loans	(384)	920	(3,484)
Policy maintenance charge	(19,081)	(14,625)	(21,940)
Transfers among the sub-accounts and with the Fixed Account - net	(626)	(638)	(4,878)
Increase (decrease) in net assets from policy transactions	4,780	(33,873)	(22,993)
INCREASE (DECREASE) IN NET ASSETS	76,409	35,412	74,034
NET ASSETS AT BEGINNING OF PERIOD	229,244	245,390	328,535
NET ASSETS AT END OF PERIOD	$305,653	$280,802	$402,569
Accumulation Units outstanding at beginning of period	5,689	10,266	10,009
Units issued	560	588	597
Units redeemed	(306)	(1,671)	(1,044)
Accumulation Units outstanding at end of period	5,943	9,183	9,562

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	2018
	Alger	DWS	DWS
	Small Cap	Equity 500	Global Income
	Growth Portfolio	Index VIP	Builder VIP
	Class I-2*	Class A*	Class A II*
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$—	$3,520	$3,265
Net realized gains (losses)	1	22,303	8,086
Change in unrealized gains (losses)	(3)	(34,697)	(17,745)
Increase (decrease) in net assets from operations	(2)	(8,874)	(6,394)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	59	10,261	8,322
Benefit payments	—	—	—
Payments on termination	—	(6,507)	(6,786)
Loans	—	(1,751)	625
Policy maintenance charge	(27)	(8,011)	(5,785)
Transfers among the sub-accounts and with the Fixed Account - net	10	(1,900)	63
Increase (decrease) in net assets from policy transactions	42	(7,908)	(3,561)
INCREASE (DECREASE) IN NET ASSETS	40	(16,782)	(9,955)
NET ASSETS AT BEGINNING OF PERIOD	—	209,200	86,255
NET ASSETS AT END OF PERIOD	$40	$192,418	$76,300
Accumulation Units outstanding at beginning of period	—	4,968	4,229
Units issued	4	132	261
Units redeemed	—	(308)	(439)
Accumulation Units outstanding at end of period	4	4,792	4,051

	2017
	Alger	DWS	DWS
	Small Cap	Equity 500	Global Income
	Growth Portfolio	Index VIP	Builder VIP
	Class I-2	Class A	Class A II
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$—	$3,258	$2,334
Net realized gains (losses)	—	11,369	337
Change in unrealized gains (losses)	—	22,269	9,498
Increase (decrease) in net assets from operations	—	36,896	12,169
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	13,572	8,664
Benefit payments	—	—	—
Payments on termination	—	(2,763)	(1,231)
Loans	—	(932)	—
Policy maintenance charge	—	(8,019)	(5,567)
Transfers among the sub-accounts and with the Fixed Account - net	—	(1,360)	372
Increase (decrease) in net assets from policy transactions	—	498	2,238
INCREASE (DECREASE) IN NET ASSETS	—	37,394	14,407
NET ASSETS AT BEGINNING OF PERIOD	—	171,806	71,848
NET ASSETS AT END OF PERIOD	$—	$209,200	$86,255
Accumulation Units outstanding at beginning of period	—	4,958	4,106
Units issued	—	231	271
Units redeemed	—	(221)	(148)
Accumulation Units outstanding at end of period	—	4,968	4,229

*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	2018
	DWS	Fidelity® VIP
	Small Cap	Asset	Fidelity® VIP
	Index VIP	Manager Portfolio	Contrafund Portfolio
	Class A*	Initial Class*	Initial Class*
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$635	$1,485	$6,645
Net realized gains (losses)	6,745	2,852	107,692
Change in unrealized gains (losses)	(13,542)	(8,850)	(167,477)
Increase (decrease) in net assets from operations	(6,162)	(4,513)	(53,140)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	4,263	7,961	82,808
Benefit payments	—	—	—
Payments on termination	(8,364)	(1)	(73,287)
Loans	354	(4,188)	(9,311)
Policy maintenance charge	(2,837)	(4,278)	(49,976)
Transfers among the sub-accounts and with the Fixed Account - net	(73)	164	(6,123)
Increase (decrease) in net assets from policy transactions	(6,657)	(342)	(55,889)
INCREASE (DECREASE) IN NET ASSETS	(12,819)	(4,855)	(109,029)
NET ASSETS AT BEGINNING OF PERIOD	64,216	86,030	943,832
NET ASSETS AT END OF PERIOD	$51,397	$81,175	$834,803
Accumulation Units outstanding at beginning of period	1,290	3,180	20,904
Units issued	58	208	996
Units redeemed	(183)	(218)	(2,063)
Accumulation Units outstanding at end of period	1,165	3,170	19,837

	2017
	DWS	Fidelity® VIP
	Small Cap	Asset	Fidelity® VIP
	Index VIP	Manager Portfolio	Contrafund Portfolio
	Class A	Initial Class	Initial Class
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$697	$1,543	$8,755
Net realized gains (losses)	7,133	8,757	57,603
Change in unrealized gains (losses)	1,541	234	103,031
Increase (decrease) in net assets from operations	9,371	10,534	169,389
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	4,578	8,162	84,100
Benefit payments	—	—	—
Payments on termination	(11,755)	(3,342)	(27,131)
Loans	(4,099)	80	222
Policy maintenance charge	(3,796)	(4,474)	(51,338)
Transfers among the sub-accounts and with the Fixed Account - net	(791)	242	(4,284)
Increase (decrease) in net assets from policy transactions	(15,863)	668	1,569
INCREASE (DECREASE) IN NET ASSETS	(6,492)	11,202	170,958
NET ASSETS AT BEGINNING OF PERIOD	70,708	74,828	772,874
NET ASSETS AT END OF PERIOD	$64,216	$86,030	$943,832
Accumulation Units outstanding at beginning of period	1,625	3,156	20,795
Units issued	60	211	1,242
Units redeemed	(395)	(187)	(1,133)
Accumulation Units outstanding at end of period	1,290	3,180	20,904

*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	2018
	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP
	Disciplined	Emerging	Equity-Income
	Small Cap Portfolio	Markets Portfolio	Portfolio
	Initial Class*	Initial Class*	Initial Class*
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$—	$109	$19,780
Net realized gains (losses)	—	675	42,415
Change in unrealized gains (losses)	(2)	(3,681)	(134,211)
Increase (decrease) in net assets from operations	(2)	(2,897)	(72,016)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	14	6,987	69,040
Benefit payments	—	—	(699)
Payments on termination	—	(1,756)	(29,509)
Loans	—	(302)	(8,123)
Policy maintenance charge	(6)	(3,742)	(41,803)
Transfers among the sub-accounts and with the Fixed Account - net	9	607	9,848
Increase (decrease) in net assets from policy transactions	17	1,794	(1,246)
INCREASE (DECREASE) IN NET ASSETS	15	(1,103)	(73,262)
NET ASSETS AT BEGINNING OF PERIOD	—	15,939	866,752
NET ASSETS AT END OF PERIOD	$15	$14,836	$793,490
Accumulation Units outstanding at beginning of period	—	1,071	26,752
Units issued	2	338	1,434
Units redeemed	—	(187)	(1,455)
Accumulation Units outstanding at end of period	2	1,222	26,731

	2017
	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP
	Disciplined	Emerging	Equity-Income
	Small Cap Portfolio	Markets Portfolio	Portfolio
	Initial Class	Initial Class	Initial Class
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	—	$88	$14,054
Net realized gains (losses)	—	179	18,283
Change in unrealized gains (losses)	—	4,211	65,540
Increase (decrease) in net assets from operations	—	4,478	97,877
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	7,213	76,747
Benefit payments	—	—	—
Payments on termination	—	(159)	(10,299)
Loans	—	(150)	(3,392)
Policy maintenance charge	—	(3,549)	(43,253)
Transfers among the sub-accounts and with the Fixed Account - net	—	34	2,133
Increase (decrease) in net assets from policy transactions	—	3,389	21,936
INCREASE (DECREASE) IN NET ASSETS	—	7,867	119,813
NET ASSETS AT BEGINNING OF PERIOD	—	8,072	746,939
NET ASSETS AT END OF PERIOD	—	$15,939	$866,752
Accumulation Units outstanding at beginning of period	—	798	26,037
Units issued	—	352	1,606
Units redeemed	—	(79)	(891)
Accumulation Units outstanding at end of period	—	1,071	26,752

*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	2018
	Fidelity® VIP	Fidelity® VIP
	Government Money	Growth	Fidelity® VIP
	Market Portfolio	& Income Portfolio	Growth Portfolio
	Initial Class*	Initial Class*	Initial Class*
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$8,053	$162	$2,627
Net realized gains (losses)	—	5,199	177,189
Change in unrealized gains (losses)	—	(9,461)	(178,171)
Increase (decrease) in net assets from operations	8,053	(4,100)	1,645
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	76,565	11,694	86,980
Benefit payments	(16,028)	—	—
Payments on termination	(16,828)	(1,344)	(40,479)
Loans	(2,657)	(4,338)	(14,074)
Policy maintenance charge	(36,330)	(6,934)	(61,015)
Transfers among the sub-accounts and with the Fixed Account - net	(2,680)	151	(12,693)
Increase (decrease) in net assets from policy transactions	2,042	(771)	(41,281)
INCREASE (DECREASE) IN NET ASSETS	10,095	(4,871)	(39,636)
NET ASSETS AT BEGINNING OF PERIOD	493,404	46,402	1,015,154
NET ASSETS AT END OF PERIOD	$503,499	$41,531	$975,518
Accumulation Units outstanding at beginning of period	35,837	2,212	30,327
Units issued	3,896	635	1,165
Units redeemed	(3,974)	(672)	(2,237)
Accumulation Units outstanding at end of period	35,759	2,175	29,255

	2017
	Fidelity® VIP	Fidelity® VIP
	Government Money	Growth	Fidelity® VIP
	Market Portfolio	& Income Portfolio	Growth Portfolio
	Initial Class	Initial Class	Initial Class
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$3,311	$537	$1,960
Net realized gains (losses)	—	2,073	79,507
Change in unrealized gains (losses)	—	3,726	182,628
Increase (decrease) in net assets from operations	3,311	6,336	264,095
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	84,168	11,363	88,880
Benefit payments	—	—	—
Payments on termination	(81,666)	(2,212)	(15,281)
Loans	656	1,538	(3,129)
Policy maintenance charge	(40,084)	(6,471)	(56,341)
Transfers among the sub-accounts and with the Fixed Account - net	21,974	590	(9,899)
Increase (decrease) in net assets from policy transactions	(14,952)	4,808	4,230
INCREASE (DECREASE) IN NET ASSETS	(11,641)	11,144	268,325
NET ASSETS AT BEGINNING OF PERIOD	505,045	35,258	746,829
NET ASSETS AT END OF PERIOD	$493,404	$46,402	$1,015,154
Accumulation Units outstanding at beginning of period	36,157	1,965	30,064
Units issued	8,318	552	1,590
Units redeemed	(8,638)	(305)	(1,327)
Accumulation Units outstanding at end of period	35,837	2,212	30,327

*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	2018
	Fidelity® VIP
	High	Fidelity® VIP	Fidelity® VIP
	Income Portfolio	Index 500 Portfolio	Index 500 Portfolio
	Initial Class*	Initial Class*	Service Class*
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,084	$15,405	$4,583
Net realized gains (losses)	(58)	66,347	5,127
Change in unrealized gains (losses)	(1,662)	(115,372)	(22,569)
Increase (decrease) in net assets from operations	(636)	(33,620)	(12,859)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	5,781	70,044	73,458
Benefit payments	—	(2,353)	—
Payments on termination	(746)	(29,054)	(4,662)
Loans	—	(27,340)	1,524
Policy maintenance charge	(3,391)	(39,983)	(34,076)
Transfers among the sub-accounts and with the Fixed Account - net	129	(76,943)	10,257
Increase (decrease) in net assets from policy transactions	1,773	(105,629)	46,501
INCREASE (DECREASE) IN NET ASSETS	1,137	(139,249)	33,642
NET ASSETS AT BEGINNING OF PERIOD	17,899	874,263	210,281
NET ASSETS AT END OF PERIOD	$19,036	$735,014	$243,923
Accumulation Units outstanding at beginning of period	981	25,101	9,120
Units issued	173	1,674	2,362
Units redeemed	(75)	(4,667)	(396)
Accumulation Units outstanding at end of period	1,079	22,108	11,086

	2017
	Fidelity® VIP
	High	Fidelity® VIP	Fidelity® VIP
	Income Portfolio	Index 500 Portfolio	Index 500 Portfolio
	Initial Class	Initial Class	Service Class
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$934	$14,416	$3,336
Net realized gains (losses)	(6)	43,453	25,097
Change in unrealized gains (losses)	249	96,730	15,040
Increase (decrease) in net assets from operations	1,177	154,599	43,473
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	5,617	72,442	52,429
Benefit payments	—	—	—
Payments on termination	(2,648)	(82,204)	(281)
Loans	427	(6,786)	(65,528)
Policy maintenance charge	(3,677)	(45,921)	(24,211)
Transfers among the sub-accounts and with the Fixed Account - net	475	961	6,906
Increase (decrease) in net assets from policy transactions	194	(61,508)	(30,685)
INCREASE (DECREASE) IN NET ASSETS	1,371	93,091	12,788
NET ASSETS AT BEGINNING OF PERIOD	16,528	781,172	197,493
NET ASSETS AT END OF PERIOD	$17,899	$874,263	$210,281
Accumulation Units outstanding at beginning of period	969	27,297	10,414
Units issued	188	2,315	1,767
Units redeemed	(176)	(4,511)	(3,061)
Accumulation Units outstanding at end of period	981	25,101	9,120

*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	2018
	Fidelity® VIP	Fidelity® VIP
	Investment Grade	Mid	Fidelity® VIP
	Bond Portfolio	Cap Portfolio	Overseas Portfolio
	Initial Class*	Initial Class*	Initial Class*
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$8,183	$355	$4,554
Net realized gains (losses)	1,580	4,835	3,528
Change in unrealized gains (losses)	(11,294)	(12,976)	(51,386)
Increase (decrease) in net assets from operations	(1,531)	(7,786)	(43,304)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	44,947	11,919	29,712
Benefit payments	—	—	—
Payments on termination	(11,044)	(3,669)	(6,506)
Loans	(1,110)	2,767	(4,164)
Policy maintenance charge	(22,895)	(8,188)	(15,360)
Transfers among the sub-accounts and with the Fixed Account - net	4,248	(1,576)	2,484
Increase (decrease) in net assets from policy transactions	14,146	1,253	6,166
INCREASE (DECREASE) IN NET ASSETS	12,615	(6,533)	(37,138)
NET ASSETS AT BEGINNING OF PERIOD	319,857	52,729	290,343
NET ASSETS AT END OF PERIOD	$332,472	$46,196	$253,205
Accumulation Units outstanding at beginning of period	17,690	2,318	11,432
Units issued	1,793	258	896
Units redeemed	(959)	(199)	(612)
Accumulation Units outstanding at end of period	18,524	2,377	11,716

	2017
	Fidelity® VIP	Fidelity® VIP
	Investment Grade	Mid	Fidelity® VIP
	Bond Portfolio	Cap Portfolio	Overseas Portfolio
	Initial Class	Initial Class	Initial Class
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$7,530	$350	$3,816
Net realized gains (losses)	1,558	3,603	4,978
Change in unrealized gains (losses)	3,628	5,794	60,262
Increase (decrease) in net assets from operations	12,716	9,747	69,056
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	45,694	12,294	31,142
Benefit payments	—	—	—
Payments on termination	(21,454)	(10,571)	(15,803)
Loans	(1,489)	(3,124)	(1,814)
Policy maintenance charge	(21,101)	(7,692)	(16,229)
Transfers among the sub-accounts and with the Fixed Account - net	8,065	303	(1,921)
Increase (decrease) in net assets from policy transactions	9,715	(8,790)	(4,625)
INCREASE (DECREASE) IN NET ASSETS	22,431	957	64,431
NET ASSETS AT BEGINNING OF PERIOD	297,426	51,772	225,912
NET ASSETS AT END OF PERIOD	$319,857	$52,729	$290,343
Accumulation Units outstanding at beginning of period	17,126	2,750	11,589
Units issued	1,991	361	855
Units redeemed	(1,427)	(793)	(1,012)
Accumulation Units outstanding at end of period	17,690	2,318	11,432

*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	2018
	Fidelity® VIP		Fidelity® VIP
	Real	Fidelity® VIP	Value
	Estate Portfolio	Value Portfolio	Strategies Portfolio
	Initial Class*	Initial Class*	Initial Class*
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$787	$—	$74
Net realized gains (losses)	1,148	—	520
Change in unrealized gains (losses)	(4,132)	—	(1,935)
Increase (decrease) in net assets from operations	(2,197)	—	(1,341)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	6,606	5	2,329
Benefit payments	—	—	—
Payments on termination	(1,654)	—	(1,406)
Loans	(1,910)	—	—
Policy maintenance charge	(2,878)	(3)	(1,375)
Transfers among the sub-accounts and with the Fixed Account - net	139	4	12
Increase (decrease) in net assets from policy transactions	303	6	(440)
INCREASE (DECREASE) IN NET ASSETS	(1,894)	6	(1,781)
NET ASSETS AT BEGINNING OF PERIOD	28,546	—	8,549
NET ASSETS AT END OF PERIOD	$26,652	$6	$6,768
Accumulation Units outstanding at beginning of period	1,533	—	405
Units issued	469	1	65
Units redeemed	(470)	—	(83)
Accumulation Units outstanding at end of period	1,532	1	387

	2017
	Fidelity® VIP		Fidelity® VIP
	Real	Fidelity® VIP	Value
	Estate Portfolio	Value Portfolio	Strategies Portfolio
	Initial Class	Initial Class	Initial Class
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$484	$—	$117
Net realized gains (losses)	1,706	—	1,901
Change in unrealized gains (losses)	(1,286)	—	(683)
Increase (decrease) in net assets from operations	904	—	1,335
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	7,100	—	2,310
Benefit payments	—	—	—
Payments on termination	(1,554)	—	(1,043)
Loans	221	—	427
Policy maintenance charge	(3,062)	—	(1,403)
Transfers among the sub-accounts and with the Fixed Account - net	1,531	—	(18)
Increase (decrease) in net assets from policy transactions	4,236	—	273
INCREASE (DECREASE) IN NET ASSETS	5,140	—	1,608
NET ASSETS AT BEGINNING OF PERIOD	23,406	—	6,941
NET ASSETS AT END OF PERIOD	$28,546	$—	$8,549
Accumulation Units outstanding at beginning of period	1,308	—	392
Units issued	434	—	87
Units redeemed	(209)	—	(74)
Accumulation Units outstanding at end of period	1,533	—	405

*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	2018
			Franklin Templeton
	Franklin Templeton	Franklin Templeton	Mutual Global
	Global Bond	Income	Discovery
	VIP Fund Class 1*	VIP Fund Class 1*	VIP Fund Class 1*
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$—	$990	$129
Net realized gains (losses)	(111)	60	(10)
Change in unrealized gains (losses)	692	(1,859)	(634)
Increase (decrease) in net assets from operations	581	(809)	(515)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	4,848	4,035	1,555
Benefit payments	—	—	—
Payments on termination	(504)	(2,008)	(491)
Loans	242	492	(4)
Policy maintenance charge	(3,129)	(2,317)	(1,081)
Transfers among the sub-accounts and with the Fixed Account - net	175	673	128
Increase (decrease) in net assets from policy transactions	1,632	875	107
INCREASE (DECREASE) IN NET ASSETS	2,213	66	(408)
NET ASSETS AT BEGINNING OF PERIOD	25,673	19,102	4,585
NET ASSETS AT END OF PERIOD	$27,886	$19,168	$4,177
Accumulation Units outstanding at beginning of period	1,542	1,095	250
Units issued	181	213	55
Units redeemed	(84)	(162)	(51)
Accumulation Units outstanding at end of period	1,639	1,146	254

	2017
			Franklin Templeton
	Franklin Templeton	Franklin Templeton	Mutual Global
	Global Bond	Income	Discovery
	VIP Fund Class 1	VIP Fund Class 1	VIP Fund Class 1
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$—	$804	$83
Net realized gains (losses)	(35)	112	203
Change in unrealized gains (losses)	529	847	46
Increase (decrease) in net assets from operations	494	1,763	332
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	4,217	4,628	1,552
Benefit payments	—	—	—
Payments on termination	—	(846)	(359)
Loans	(843)	(1,677)	(4)
Policy maintenance charge	(2,649)	(2,329)	(1,044)
Transfers among the sub-accounts and with the Fixed Account - net	811	474	294
Increase (decrease) in net assets from policy transactions	1,536	250	439
INCREASE (DECREASE) IN NET ASSETS	2,030	2,013	771
NET ASSETS AT BEGINNING OF PERIOD	23,643	17,089	3,814
NET ASSETS AT END OF PERIOD	$25,673	$19,102	$4,585
Accumulation Units outstanding at beginning of period	1,451	1,077	226
Units issued	182	204	66
Units redeemed	(91)	(186)	(42)
Accumulation Units outstanding at end of period	1,542	1,095	250

*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	2018
	Franklin Templeton	Franklin Templeton	Franklin Templeton
	Mutual	Small	Small-Mid
	Shares	Cap Value	Cap Growth
	VIP Fund Class 1*	VIP Fund Class 1*	VIP Fund Class 1*
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$130	$516	$—
Net realized gains (losses)	337	6,727	1,714
Change in unrealized gains (losses)	(708)	(13,157)	(2,726)
Increase (decrease) in net assets from operations	(241)	(5,914)	(1,012)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	1,297	8,270	3,959
Benefit payments	—	—	—
Payments on termination	(2,699)	(1,216)	(416)
Loans	—	—	—
Policy maintenance charge	(1,144)	(5,338)	(2,930)
Transfers among the sub-accounts and with the Fixed Account - net	40	(178)	(26)
Increase (decrease) in net assets from policy transactions	(2,506)	1,538	587
INCREASE (DECREASE) IN NET ASSETS	(2,747)	(4,376)	(425)
NET ASSETS AT BEGINNING OF PERIOD	5,382	45,516	19,280
NET ASSETS AT END OF PERIOD	$2,635	$41,140	$18,855
Accumulation Units outstanding at beginning of period	305	1,962	875
Units issued	36	190	93
Units redeemed	(177)	(121)	(66)
Accumulation Units outstanding at end of period	164	2,031	902

	2017
	Franklin Templeton	Franklin Templeton	Franklin Templeton
	Mutual	Small	Small-Mid
	Shares	Cap Value	Cap Growth
	VIP Fund Class 1	VIP Fund Class 1	VIP Fund Class 1
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$132	$309	$—
Net realized gains (losses)	283	3,152	1,260
Change in unrealized gains (losses)	10	1,111	2,099
Increase (decrease) in net assets from operations	425	4,572	3,359
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	1,800	7,984	4,221
Benefit payments	—	—	—
Payments on termination	(331)	(3,521)	(700)
Loans	—	(38)	(4)
Policy maintenance charge	(1,387)	(5,243)	(2,890)
Transfers among the sub-accounts and with the Fixed Account - net	49	702	165
Increase (decrease) in net assets from policy transactions	131	(116)	792
INCREASE (DECREASE) IN NET ASSETS	556	4,456	4,151
NET ASSETS AT BEGINNING OF PERIOD	4,826	41,060	15,129
NET ASSETS AT END OF PERIOD	$5,382	$45,516	$19,280
Accumulation Units outstanding at beginning of period	297	1,964	837
Units issued	47	244	126
Units redeemed	(39)	(246)	(88)
Accumulation Units outstanding at end of period	305	1,962	875

*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	2018
	Franklin Templeton	Franklin Templeton	Guggenheim
	Strategic	U.S. Government	VT U.S.
	Income	Securities	Long Short
	VIP Fund Class 1*	VIP Fund Class 1*	Equity Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$305	$464	$—
Net realized gains (losses)	(82)	(144)	4,786
Change in unrealized gains (losses)	(432)	(227)	(8,887)
Increase (decrease) in net assets from operations	(209)	93	(4,101)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	2,561	980	2,309
Benefit payments	—	—	—
Payments on termination	—	(587)	(1,956)
Loans	246	—	(24)
Policy maintenance charge	(902)	(1,024)	(1,463)
Transfers among the sub-accounts and with the Fixed Account - net	29	(70)	79
Increase (decrease) in net assets from policy transactions	1,934	(701)	(1,055)
INCREASE (DECREASE) IN NET ASSETS	1,725	(608)	(5,156)
NET ASSETS AT BEGINNING OF PERIOD	9,922	16,527	32,960
NET ASSETS AT END OF PERIOD	$11,647	$15,919	$27,804
Accumulation Units outstanding at beginning of period	607	1,268	1,211
Units issued	167	51	55
Units redeemed	(47)	(105)	(93)
Accumulation Units outstanding at end of period	727	1,214	1,173

	2017
	Franklin Templeton	Franklin Templeton	Guggenheim
	Strategic	U.S. Government	VT U.S.
	Income	Securities	Long Short
	VIP Fund Class 1	VIP Fund Class 1	Equity Fund
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$302	$457	$115
Net realized gains (losses)	(110)	(42)	956
Change in unrealized gains (losses)	249	(149)	3,394
Increase (decrease) in net assets from operations	441	266	4,465
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	2,558	985	2,710
Benefit payments	—	—	—
Payments on termination	(122)	—	(3,372)
Loans	(839)	—	9
Policy maintenance charge	(940)	(1,070)	(1,617)
Transfers among the sub-accounts and with the Fixed Account - net	101	402	(42)
Increase (decrease) in net assets from policy transactions	758	317	(2,312)
INCREASE (DECREASE) IN NET ASSETS	1,199	583	2,153
NET ASSETS AT BEGINNING OF PERIOD	8,723	15,944	30,807
NET ASSETS AT END OF PERIOD	$9,922	$16,527	$32,960
Accumulation Units outstanding at beginning of period	560	1,244	1,300
Units issued	150	66	64
Units redeemed	(103)	(42)	(153)
Accumulation Units outstanding at end of period	607	1,268	1,211

*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	2018

	Invesco V.I.	Invesco V.I.
	American	American	Invesco V.I.
	Franchise	Value	Core Equity
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$—	$23	$203
Net realized gains (losses)	27,313	912	1,688
Change in unrealized gains (losses)	(34,975)	(1,505)	(3,975)
Increase (decrease) in net assets from operations	(7,662)	(570)	(2,084)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	17,633	1,735	2,489
Benefit payments	—	—	(638)
Payments on termination	(4,149)	(226)	(3)
Loans	(14,701)	(1,392)	461
Policy maintenance charge	(15,462)	(1,314)	(977)
Transfers among the sub-accounts and with the Fixed Account - net	(8)	61	(732)
Increase (decrease) in net assets from policy transactions	(16,687)	(1,136)	600
INCREASE (DECREASE) IN NET ASSETS	(24,349)	(1,706)	(1,484)
NET ASSETS AT BEGINNING OF PERIOD	262,283	5,808	21,787
NET ASSETS AT END OF PERIOD	$237,934	$4,102	$20,303
Accumulation Units outstanding at beginning of period	12,945	279	1,006
Units issued	523	57	75
Units redeemed	(1,283)	(112)	(47)
Accumulation Units outstanding at end of period	12,185	224	1,034

	2017

	Invesco V.I.	Invesco V.I.
	American	American	Invesco V.I.
	Franchise	Value	Core Equity
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$203	$44	$215
Net realized gains (losses)	27,311	89	1,160
Change in unrealized gains (losses)	30,259	379	1,114
Increase (decrease) in net assets from operations	57,773	512	2,489
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	18,091	1,885	2,510
Benefit payments	—	—	—
Payments on termination	(10,490)	—	(2)
Loans	1,238	(10)	62
Policy maintenance charge	(15,539)	(1,324)	(1,026)
Transfers among the sub-accounts and with the Fixed Account - net	(970)	64	(742)
Increase (decrease) in net assets from policy transactions	(7,670)	615	802
INCREASE (DECREASE) IN NET ASSETS	50,103	1,127	3,291
NET ASSETS AT BEGINNING OF PERIOD	212,180	4,681	18,496
NET ASSETS AT END OF PERIOD	$262,283	$5,808	$21,787
Accumulation Units outstanding at beginning of period	13,335	247	966
Units issued	726	63	60
Units redeemed	(1,116)	(31)	(20)
Accumulation Units outstanding at end of period	12,945	279	1,006

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	2018
		Invesco V.I.
	Invesco V.I.	Growth and
	Government	Income Fund	Invesco V.I.
	Securities	Series I	High Yield
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$963	$5,906	$1,604
Net realized gains (losses)	(400)	29,248	(30)
Change in unrealized gains (losses)	(301)	(73,438)	(2,622)
Increase (decrease) in net assets from operations	262	(38,284)	(1,048)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	6,528	21,923	2,384
Benefit payments	—	—	—
Payments on termination	(1,729)	(3,906)	(1,216)
Loans	(4,366)	(13,392)	(3)
Policy maintenance charge	(4,077)	(14,048)	(1,915)
Transfers among the sub-accounts and with the Fixed Account - net	999	650	987
Increase (decrease) in net assets from policy transactions	(2,645)	(8,773)	237
INCREASE (DECREASE) IN NET ASSETS	(2,383)	(47,057)	(811)
NET ASSETS AT BEGINNING OF PERIOD	46,174	295,510	30,518
NET ASSETS AT END OF PERIOD	$43,791	$248,453	$29,707
Accumulation Units outstanding at beginning of period	4,016	7,281	2,168
Units issued	471	357	153
Units redeemed	(700)	(525)	(137)
Accumulation Units outstanding at end of period	3,787	7,113	2,184

	2017
		Invesco V.I.
	Invesco V.I.	Growth and
	Government	Income Fund	Invesco V.I.
	Securities	Series I	High Yield
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$951	$4,195	$1,213
Net realized gains (losses)	(90)	12,176	58
Change in unrealized gains (losses)	(3)	20,402	535
Increase (decrease) in net assets from operations	858	36,773	1,806
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	6,995	22,632	2,578
Benefit payments	—	—	—
Payments on termination	(3,845)	(1,124)	(285)
Loans	1,978	(2,452)	(500)
Policy maintenance charge	(4,541)	(14,177)	(1,998)
Transfers among the sub-accounts and with the Fixed Account - net	2,489	(404)	653
Increase (decrease) in net assets from policy transactions	3,076	4,475	448
INCREASE (DECREASE) IN NET ASSETS	3,934	41,248	2,254
NET ASSETS AT BEGINNING OF PERIOD	42,240	254,262	28,264
NET ASSETS AT END OF PERIOD	$46,174	$295,510	$30,518
Accumulation Units outstanding at beginning of period	3,745	7,131	2,135
Units issued	522	357	126
Units redeemed	(251)	(207)	(93)
Accumulation Units outstanding at end of period	4,016	7,281	2,168

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	2018
	Invesco V.I.		Invesco V.I.
	International	Invesco V.I.	Mid Cap
	Growth	Mid Cap	Growth Fund
	Fund Series I*	Core Equity	Series II
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$—	$581	$—
Net realized gains (losses)	—	16,003	10,493
Change in unrealized gains (losses)	(2)	(29,482)	(14,077)
Increase (decrease) in net assets from operations	(2)	(12,898)	(3,584)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	59	9,083	5,728
Benefit payments	—	—	(1,381)
Payments on termination	—	(2,533)	(4,940)
Loans	—	(6,596)	599
Policy maintenance charge	(28)	(4,933)	(3,460)
Transfers among the sub-accounts and with the Fixed Account - net	39	2,069	92
Increase (decrease) in net assets from policy transactions	70	(2,910)	(3,362)
INCREASE (DECREASE) IN NET ASSETS	68	(15,808)	(6,946)
NET ASSETS AT BEGINNING OF PERIOD	—	113,482	67,149
NET ASSETS AT END OF PERIOD	$68	$97,674	$60,203
Accumulation Units outstanding at beginning of period	—	4,260	2,228
Units issued	7	261	172
Units redeemed	—	(384)	(279)
Accumulation Units outstanding at end of period	7	4,137	2,121

	2017
	Invesco V.I.		Invesco V.I.
	International	Invesco V.I.	Mid Cap
	Growth	Mid Cap	Growth Fund
	Fund Series I	Core Equity	Series II
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$—	$564	$—
Net realized gains (losses)	—	2,494	5,596
Change in unrealized gains (losses)	—	11,460	6,795
Increase (decrease) in net assets from operations	—	14,518	12,391
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	9,226	6,241
Benefit payments	—	—	—
Payments on termination	—	(2,833)	(2,167)
Loans	—	(884)	(1,192)
Policy maintenance charge	—	(5,086)	(3,713)
Transfers among the sub-accounts and with the Fixed Account - net	—	1,304	133
Increase (decrease) in net assets from policy transactions	—	1,727	(698)
INCREASE (DECREASE) IN NET ASSETS	—	16,245	11,693
NET ASSETS AT BEGINNING OF PERIOD	—	97,237	55,456
NET ASSETS AT END OF PERIOD	$—	$113,482	$67,149
Accumulation Units outstanding at beginning of period	—	4,195	2,246
Units issued	—	271	139
Units redeemed	—	(206)	(157)
Accumulation Units outstanding at end of period	—	4,260	2,228

*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	2018
		Janus Henderson
	Invesco V.I.	Balanced	Janus Henderson
	Value	Portfolio	Balanced Portfolio
	Opportunity	Institutional Shares	Service Shares
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$277	$483	$7,015
Net realized gains (losses)	7,155	1,160	12,704
Change in unrealized gains (losses)	(22,882)	(1,488)	(18,289)
Increase (decrease) in net assets from operations	(15,450)	155	1,430
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	7,409	7,280	35,700
Benefit payments	(4,263)	—	—
Payments on termination	(8,988)	(1,176)	(5,324)
Loans	(3,263)	(17)	(2,154)
Policy maintenance charge	(5,055)	(5,157)	(22,559)
Transfers among the sub-accounts and with the Fixed Account - net	808	209	(1,390)
Increase (decrease) in net assets from policy transactions	(13,352)	1,139	4,273
INCREASE (DECREASE) IN NET ASSETS	(28,802)	1,294	5,703
NET ASSETS AT BEGINNING OF PERIOD	89,320	20,852	379,423
NET ASSETS AT END OF PERIOD	$60,518	$22,146	$385,126
Accumulation Units outstanding at beginning of period	4,337	977	10,899
Units issued	359	189	437
Units redeemed	(1,061)	(135)	(321)
Accumulation Units outstanding at end of period	3,635	1,031	11,015

	2017
		Janus Henderson
	Invesco V.I.	Balanced	Janus Henderson
	Value	Portfolio	Balanced Portfolio
	Opportunity	Institutional Shares	Service Shares
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$335	$305	$4,841
Net realized gains (losses)	(500)	403	2,348
Change in unrealized gains (losses)	13,717	2,422	50,053
Increase (decrease) in net assets from operations	13,552	3,130	57,242
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	8,507	7,956	38,862
Benefit payments	—	—	—
Payments on termination	(6,946)	(132)	(3,911)
Loans	1,442	(887)	(221)
Policy maintenance charge	(5,556)	(4,913)	(22,259)
Transfers among the sub-accounts and with the Fixed Account - net	(2,034)	(2)	847
Increase (decrease) in net assets from policy transactions	(4,587)	2,022	13,318
INCREASE (DECREASE) IN NET ASSETS	8,965	5,152	70,560
NET ASSETS AT BEGINNING OF PERIOD	80,355	15,700	308,863
NET ASSETS AT END OF PERIOD	$89,320	$20,852	$379,423
Accumulation Units outstanding at beginning of period	4,582	871	10,481
Units issued	314	237	713
Units redeemed	(559)	(131)	(295)
Accumulation Units outstanding at end of period	4,337	977	10,899

*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	2018
	Janus Henderson	Janus Henderson	Janus Henderson
	Enterprise	Flexible	Forty
	Portfolio	Bond Portfolio	Portfolio
	Institutional Shares	Institutional Shares	Institutional Shares
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$47	$568	$—
Net realized gains (losses)	3,966	(78)	22,119
Change in unrealized gains (losses)	(4,344)	(671)	(17,117)
Increase (decrease) in net assets from operations	(331)	(181)	5,002
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	12,866	1,867	12,700
Benefit payments	—	—	—
Payments on termination	(899)	—	(34,264)
Loans	(4,373)	—	273
Policy maintenance charge	(4,438)	(1,896)	(7,054)
Transfers among the sub-accounts and with the Fixed Account - net	1,230	51	(2,719)
Increase (decrease) in net assets from policy transactions	4,386	22	(31,064)
INCREASE (DECREASE) IN NET ASSETS	4,055	(159)	(26,062)
NET ASSETS AT BEGINNING OF PERIOD	22,362	18,326	132,267
NET ASSETS AT END OF PERIOD	$26,417	$18,167	$106,205
Accumulation Units outstanding at beginning of period	861	1,127	3,268
Units issued	628	54	189
Units redeemed	(468)	(54)	(858)
Accumulation Units outstanding at end of period	1,021	1,127	2,599

	2017
	Janus Henderson	Janus Henderson	Janus Henderson
	Enterprise	Flexible	Forty
	Portfolio	Bond Portfolio	Portfolio
	Institutional Shares	Institutional Shares	Institutional Shares
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$51	$529	$—
Net realized gains (losses)	2,497	(64)	6,480
Change in unrealized gains (losses)	1,975	166	23,974
Increase (decrease) in net assets from operations	4,523	631	30,454
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	4,368	1,867	11,835
Benefit payments	—	—	—
Payments on termination	(4,075)	(321)	(1,014)
Loans	2,359	—	273
Policy maintenance charge	(1,815)	(1,846)	(6,759)
Transfers among the sub-accounts and with the Fixed Account - net	4	205	(1,295)
Increase (decrease) in net assets from policy transactions	841	(95)	3,040
INCREASE (DECREASE) IN NET ASSETS	5,364	536	33,494
NET ASSETS AT BEGINNING OF PERIOD	16,998	17,790	98,773
NET ASSETS AT END OF PERIOD	$22,362	$18,326	$132,267
Accumulation Units outstanding at beginning of period	834	1,132	3,203
Units issued	327	63	217
Units redeemed	(300)	(68)	(152)
Accumulation Units outstanding at end of period	861	1,127	3,268

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	2018
	Janus Henderson	Janus Henderson	Janus Henderson
	Global Research	Global	Mid
	Portfolio	Technology Portfolio	Cap Value Portfolio
	Service Shares	Institutional Shares	Institutional Shares
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$483	$—	$113
Net realized gains (losses)	282	3,549	895
Change in unrealized gains (losses)	(4,278)	(3,480)	(2,502)
Increase (decrease) in net assets from operations	(3,513)	69	(1,494)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	3,867	8,363	1,942
Benefit payments	—	—	—
Payments on termination	(529)	(72)	(2,793)
Loans	—	(2,209)	2,782
Policy maintenance charge	(1,609)	(3,869)	(978)
Transfers among the sub-accounts and with the Fixed Account - net	189	410	506
Increase (decrease) in net assets from policy transactions	1,918	2,623	1,459
INCREASE (DECREASE) IN NET ASSETS	(1,595)	2,692	(35)
NET ASSETS AT BEGINNING OF PERIOD	46,827	17,151	9,626
NET ASSETS AT END OF PERIOD	$45,232	$19,843	$9,591
Accumulation Units outstanding at beginning of period	1,569	518	450
Units issued	86	272	85
Units redeemed	(24)	(192)	(16)
Accumulation Units outstanding at end of period	1,631	598	519

	2017
	Janus Henderson	Janus Henderson	Janus Henderson
	Global Research	Global	Mid
	Portfolio	Technology Portfolio	Cap Value Portfolio
	Service Shares	Institutional Shares	Institutional Shares
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$299	$—	$69
Net realized gains (losses)	1,292	2,068	312
Change in unrealized gains (losses)	8,433	3,101	758
Increase (decrease) in net assets from operations	10,024	5,169	1,139
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	3,763	3,003	1,874
Benefit payments	—	—	—
Payments on termination	(1,888)	(1,191)	—
Loans	(749)	958	(31)
Policy maintenance charge	(1,720)	(2,209)	(994)
Transfers among the sub-accounts and with the Fixed Account - net	(966)	(595)	(88)
Increase (decrease) in net assets from policy transactions	(1,560)	(34)	761
INCREASE (DECREASE) IN NET ASSETS	8,464	5,135	1,900
NET ASSETS AT BEGINNING OF PERIOD	38,363	12,016	7,726
NET ASSETS AT END OF PERIOD	$46,827	$17,151	$9,626
Accumulation Units outstanding at beginning of period	1,628	527	412
Units issued	81	124	56
Units redeemed	(140)	(133)	(18)
Accumulation Units outstanding at end of period	1,569	518	450

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	2018
	Janus Henderson	Janus Henderson	Janus Henderson
	Mid Cap Value	Overseas	Overseas
	Portfolio	Portfolio	Portfolio
	Service Shares	Institutional Shares	Service Shares
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,406	$370	$1,527
Net realized gains (losses)	14,096	(144)	(3,562)
Change in unrealized gains (losses)	(37,148)	(3,590)	(11,681)
Increase (decrease) in net assets from operations	(21,646)	(3,364)	(13,716)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	14,216	5,602	9,967
Benefit payments	(1,342)	—	—
Payments on termination	(14,585)	(38)	(15,297)
Loans	(4,007)	(4,292)	299
Policy maintenance charge	(7,384)	(2,192)	(4,500)
Transfers among the sub-accounts and with the Fixed Account - net	379	722	2,501
Increase (decrease) in net assets from policy transactions	(12,723)	(198)	(7,030)
INCREASE (DECREASE) IN NET ASSETS	(34,369)	(3,562)	(20,746)
NET ASSETS AT BEGINNING OF PERIOD	163,365	28,197	99,849
NET ASSETS AT END OF PERIOD	$128,996	$24,635	$79,103
Accumulation Units outstanding at beginning of period	4,997	3,070	11,069
Units issued	321	1,317	1,205
Units redeemed	(738)	(1,234)	(1,940)
Accumulation Units outstanding at end of period	4,580	3,153	10,334

	2017
	Janus Henderson	Janus Henderson	Janus Henderson
	Mid Cap Value	Overseas	Overseas
	Portfolio	Portfolio	Portfolio
	Service Shares	Institutional Shares	Service Shares
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$962	$424	$1,442
Net realized gains (losses)	6,196	(1,064)	(1,817)
Change in unrealized gains (losses)	12,344	6,682	23,761
Increase (decrease) in net assets from operations	19,502	6,042	23,386
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	14,688	5,344	10,411
Benefit payments	—	—	—
Payments on termination	(3,830)	(1,257)	(4,357)
Loans	(1,035)	1,927	590
Policy maintenance charge	(7,742)	(2,269)	(5,420)
Transfers among the sub-accounts and with the Fixed Account - net	(383)	(580)	503
Increase (decrease) in net assets from policy transactions	1,698	3,165	1,727
INCREASE (DECREASE) IN NET ASSETS	21,200	9,207	25,113
NET ASSETS AT BEGINNING OF PERIOD	142,165	18,990	74,736
NET ASSETS AT END OF PERIOD	$163,365	$28,197	$99,849
Accumulation Units outstanding at beginning of period	4,942	2,711	10,837
Units issued	323	862	874
Units redeemed	(268)	(503)	(642)
Accumulation Units outstanding at end of period	4,997	3,070	11,069

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	2018
	Lazard Retirement	Legg Mason	Legg Mason Western
	Emerging	ClearBridge Variable	Assets Variable
	Markets	Large Cap Value	Global High Yield
	Equity Portfolio*	Portfolio Class I*	Bond Portfolio Class I*
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$528	$2,569	$5,810
Net realized gains (losses)	655	11,397	(497)
Change in unrealized gains (losses)	(7,521)	(28,601)	(9,607)
Increase (decrease) in net assets from operations	(6,338)	(14,635)	(4,294)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	3,175	13,946	10,333
Benefit payments	—	—	(543)
Payments on termination	(6,222)	(4,184)	(1,051)
Loans	(842)	458	(465)
Policy maintenance charge	(1,032)	(9,218)	(6,260)
Transfers among the sub-accounts and with the Fixed Account - net	(865)	441	1,555
Increase (decrease) in net assets from policy transactions	(5,786)	1,443	3,569
INCREASE (DECREASE) IN NET ASSETS	(12,124)	(13,192)	(725)
NET ASSETS AT BEGINNING OF PERIOD	36,893	164,337	108,521
NET ASSETS AT END OF PERIOD	$24,769	$151,145	$107,796
Accumulation Units outstanding at beginning of period	576	5,685	4,627
Units issued	56	310	414
Units redeemed	(157)	(257)	(258)
Accumulation Units outstanding at end of period	475	5,738	4,783

	2017
	Lazard Retirement	Legg Mason	Legg Mason Western
	Emerging	ClearBridge Variable	Assets Variable
	Markets	Large Cap Value	Global High Yield
	Equity Portfolio	Portfolio Class I	Bond Portfolio Class I
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$592	$2,172	$5,649
Net realized gains (losses)	267	5,110	(136)
Change in unrealized gains (losses)	6,924	14,026	2,971
Increase (decrease) in net assets from operations	7,783	21,308	8,484
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	3,276	14,642	10,087
Benefit payments	—	—	—
Payments on termination	(400)	(5,009)	(1,370)
Loans	201	(88)	393
Policy maintenance charge	(1,310)	(9,493)	(6,894)
Transfers among the sub-accounts and with the Fixed Account - net	(282)	538	1,552
Increase (decrease) in net assets from policy transactions	1,485	590	3,768
INCREASE (DECREASE) IN NET ASSETS	9,268	21,898	12,252
NET ASSETS AT BEGINNING OF PERIOD	27,625	142,439	96,269
NET ASSETS AT END OF PERIOD	$36,893	$164,337	$108,521
Accumulation Units outstanding at beginning of period	551	5,658	4,460
Units issued	73	297	323
Units redeemed	(48)	(270)	(156)
Accumulation Units outstanding at end of period	576	5,685	4,627

*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	2018
			MFS® Mass.
	MFS® High	MFS® Investors	Investors Growth
	Yield Portfolio	Trust	Stock Portfolio
	Initial Class*	Series Initial Class*	Initial Class*
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$3,164	$135	$397
Net realized gains (losses)	(491)	1,231	4,194
Change in unrealized gains (losses)	(4,412)	(2,505)	(4,139)
Increase (decrease) in net assets from operations	(1,739)	(1,139)	452
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	6,069	1,311	4,294
Benefit payments	—	—	—
Payments on termination	(5,054)	(602)	(265)
Loans	75	48	362
Policy maintenance charge	(3,739)	(948)	(3,149)
Transfers among the sub-accounts and with the Fixed Account - net	630	(9)	(132)
Increase (decrease) in net assets from policy transactions	(2,019)	(200)	1,110
INCREASE (DECREASE) IN NET ASSETS	(3,758)	(1,339)	1,562
NET ASSETS AT BEGINNING OF PERIOD	57,313	20,992	63,699
NET ASSETS AT END OF PERIOD	$53,555	$19,653	$65,261
Accumulation Units outstanding at beginning of period	4,608	670	4,743
Units issued	306	30	195
Units redeemed	(471)	(36)	(118)
Accumulation Units outstanding at end of period	4,443	664	4,820

	2017
			MFS® Mass.
	MFS® High	MFS® Investors	Investors Growth
	Yield Portfolio	Trust	Stock Portfolio
	Initial Class	Series Initial Class	Initial Class
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$3,566	$142	$379
Net realized gains (losses)	(69)	1,061	2,982
Change in unrealized gains (losses)	30	2,816	10,782
Increase (decrease) in net assets from operations	3,527	4,019	14,143
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	6,274	1,347	4,226
Benefit payments	—	—	—
Payments on termination	(2,388)	(418)	(2,396)
Loans	511	(228)	649
Policy maintenance charge	(4,018)	(960)	(3,088)
Transfers among the sub-accounts and with the Fixed Account - net	868	(108)	164
Increase (decrease) in net assets from policy transactions	1,247	(367)	(445)
INCREASE (DECREASE) IN NET ASSETS	4,774	3,652	13,698
NET ASSETS AT BEGINNING OF PERIOD	52,539	17,340	50,001
NET ASSETS AT END OF PERIOD	$57,313	$20,992	$63,699
Accumulation Units outstanding at beginning of period	4,507	682	4,781
Units issued	308	42	237
Units redeemed	(207)	(54)	(275)
Accumulation Units outstanding at end of period	4,608	670	4,743

*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	2018

	MFS® New	MFS® Total
	Discovery	Return	MFS® Utilities
	Series Initial Class*	Series Initial Class*	Series Initial Class*
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$—	$2,431	$783
Net realized gains (losses)	33,344	5,291	879
Change in unrealized gains (losses)	(35,282)	(13,962)	(1,051)
Increase (decrease) in net assets from operations	(1,938)	(6,240)	611
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	17,000	10,822	5,745
Benefit payments	—	—	—
Payments on termination	(1,571)	(68)	(1,516)
Loans	(9,465)	(15)	(4,921)
Policy maintenance charge	(10,142)	(6,431)	(3,950)
Transfers among the sub-accounts and with the Fixed Account - net	(1,329)	30	(442)
Increase (decrease) in net assets from policy transactions	(5,507)	4,338	(5,084)
INCREASE (DECREASE) IN NET ASSETS	(7,445)	(1,902)	(4,473)
NET ASSETS AT BEGINNING OF PERIOD	197,484	107,102	73,217
NET ASSETS AT END OF PERIOD	$190,039	$105,200	$68,744
Accumulation Units outstanding at beginning of period	3,453	3,157	1,206
Units issued	175	211	52
Units redeemed	(256)	(84)	(137)
Accumulation Units outstanding at end of period	3,372	3,284	1,121

	2017

	MFS® New	MFS® Total
	Discovery	Return	MFS® Utilities
	Series Initial Class	Series Initial Class	Series Initial Class
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$—	$2,346	$3,025
Net realized gains (losses)	6,921	3,463	1,108
Change in unrealized gains (losses)	35,531	5,690	5,069
Increase (decrease) in net assets from operations	42,452	11,499	9,202
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	19,109	10,776	5,987
Benefit payments	—	—	—
Payments on termination	(11,192)	(515)	(561)
Loans	(391)	(2,708)	163
Policy maintenance charge	(9,581)	(6,518)	(3,939)
Transfers among the sub-accounts and with the Fixed Account - net	(449)	1,221	(216)
Increase (decrease) in net assets from policy transactions	(2,504)	2,256	1,434
INCREASE (DECREASE) IN NET ASSETS	39,948	13,755	10,636
NET ASSETS AT BEGINNING OF PERIOD	157,536	93,347	62,581
NET ASSETS AT END OF PERIOD	$197,484	$107,102	$73,217
Accumulation Units outstanding at beginning of period	3,489	3,089	1,185
Units issued	241	219	184
Units redeemed	(277)	(151)	(163)
Accumulation Units outstanding at end of period	3,453	3,157	1,206

*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	2018
		Morgan Stanley	Morgan Stanley
		VIF Emerging	VIF
	MFS® Value	Markets Equity	Growth
	Series Initial Class*	Portfolio Class I	Portfolio Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,158	$92	$—
Net realized gains (losses)	6,036	385	26,813
Change in unrealized gains (losses)	(14,416)	(4,200)	(18,120)
Increase (decrease) in net assets from operations	(7,222)	(3,723)	8,693
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	7,317	2,965	15,687
Benefit payments	—	—	—
Payments on termination	(4,405)	(1,263)	(11,935)
Loans	79	(14)	(1,349)
Policy maintenance charge	(3,361)	(1,361)	(7,531)
Transfers among the sub-accounts and with the Fixed Account - net	48	1,337	1,255
Increase (decrease) in net assets from policy transactions	(322)	1,664	(3,873)
INCREASE (DECREASE) IN NET ASSETS	(7,544)	(2,059)	4,820
NET ASSETS AT BEGINNING OF PERIOD	73,094	21,670	100,950
NET ASSETS AT END OF PERIOD	$65,550	$19,611	$105,770
Accumulation Units outstanding at beginning of period	2,169	1,948	2,280
Units issued	131	331	332
Units redeemed	(138)	(142)	(324)
Accumulation Units outstanding at end of period	2,162	2,137	2,288

	2017
		Morgan Stanley	Morgan Stanley
		VIF Emerging	VIF
	MFS® Value	Markets Equity	Growth
	Series Initial Class	Portfolio Class I	Portfolio Class I
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$1,285	$141	$—
Net realized gains (losses)	6,307	62	9,933
Change in unrealized gains (losses)	3,867	5,202	21,733
Increase (decrease) in net assets from operations	11,459	5,405	31,666
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	7,345	3,262	6,743
Benefit payments	—	—	—
Payments on termination	(13,886)	—	(6,215)
Loans	32	(15)	84
Policy maintenance charge	(3,914)	(1,586)	(4,543)
Transfers among the sub-accounts and with the Fixed Account - net	114	(376)	(959)
Increase (decrease) in net assets from policy transactions	(10,309)	1,285	(4,890)
INCREASE (DECREASE) IN NET ASSETS	1,150	6,690	26,776
NET ASSETS AT BEGINNING OF PERIOD	71,944	14,980	74,174
NET ASSETS AT END OF PERIOD	$73,094	$21,670	$100,950
Accumulation Units outstanding at beginning of period	2,511	1,819	2,388
Units issued	134	178	121
Units redeemed	(476)	(49)	(229)
Accumulation Units outstanding at end of period	2,169	1,948	2,280

*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	2018
	Morgan Stanley	Morningstar	Morningstar
	VIF U.S.	Aggressive Growth	Balanced
	Real Estate	ETF Asset Allocation	ETF Asset Allocation
	Portfolio Class I	Portfolio Class I	Portfolio Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$3,541	$5,247	$7,678
Net realized gains (losses)	1,448	29,136	31,151
Change in unrealized gains (losses)	(15,079)	(64,467)	(59,887)
Increase (decrease) in net assets from operations	(10,090)	(30,084)	(21,058)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	12,873	103,781	107,890
Benefit payments	—	—	—
Payments on termination	(1,129)	(8,345)	(26,360)
Loans	(437)	(7,578)	(3,408)
Policy maintenance charge	(6,307)	(56,126)	(70,996)
Transfers among the sub-accounts and with the Fixed Account - net	(188)	4,269	5,293
Increase (decrease) in net assets from policy transactions	4,812	36,001	12,419
INCREASE (DECREASE) IN NET ASSETS	(5,278)	5,917	(8,639)
NET ASSETS AT BEGINNING OF PERIOD	129,378	295,675	341,249
NET ASSETS AT END OF PERIOD	$124,100	$301,592	$332,610
Accumulation Units outstanding at beginning of period	2,663	17,338	21,160
Units issued	209	3,391	2,964
Units redeemed	(103)	(1,250)	(2,177)
Accumulation Units outstanding at end of period	2,769	19,479	21,947

	2017
	Morgan Stanley	Morningstar	Morningstar
	VIF U.S.	Aggressive Growth	Balanced
	Real Estate	ETF Asset Allocation	ETF Asset Allocation
	Portfolio Class I	Portfolio Class I	Portfolio Class I
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$1,862	$3,927	$6,162
Net realized gains (losses)	1,002	18,025	21,545
Change in unrealized gains (losses)	1,045	24,197	11,207
Increase (decrease) in net assets from operations	3,909	46,149	38,914
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	13,854	96,124	111,141
Benefit payments	—	—	—
Payments on termination	(3,556)	(5,863)	(13,884)
Loans	2,518	(77)	(1,840)
Policy maintenance charge	(7,503)	(54,135)	(69,504)
Transfers among the sub-accounts and with the Fixed Account - net	1,256	3,394	7,359
Increase (decrease) in net assets from policy transactions	6,569	39,443	33,272
INCREASE (DECREASE) IN NET ASSETS	10,478	85,592	72,186
NET ASSETS AT BEGINNING OF PERIOD	118,900	210,083	269,063
NET ASSETS AT END OF PERIOD	$129,378	$295,675	$341,249
Accumulation Units outstanding at beginning of period	2,523	14,804	18,962
Units issued	208	3,278	3,523
Units redeemed	(68)	(744)	(1,325)
Accumulation Units outstanding at end of period	2,663	17,338	21,160

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	2018
	Morningstar	Morningstar	Morningstar Income
	Conservative ETF	Growth ETF	and Growth ETF
	Asset Allocation	Asset Allocation	Asset Allocation
	Portfolio Class I	Portfolio Class I	Portfolio Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,401	$9,665	$3,746
Net realized gains (losses)	691	56,427	5,497
Change in unrealized gains (losses)	(3,268)	(107,657)	(15,144)
Increase (decrease) in net assets from operations	(1,176)	(41,565)	(5,901)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	20,119	164,269	56,726
Benefit payments	—	—	—
Payments on termination	(4,011)	(55,945)	(10,221)
Loans	—	(10,000)	—
Policy maintenance charge	(11,430)	(82,915)	(25,638)
Transfers among the sub-accounts and with the Fixed Account - net	(712)	58,058	54
Increase (decrease) in net assets from policy transactions	3,966	73,467	20,921
INCREASE (DECREASE) IN NET ASSETS	2,790	31,902	15,020
NET ASSETS AT BEGINNING OF PERIOD	55,380	494,512	132,374
NET ASSETS AT END OF PERIOD	$58,170	$526,414	$147,394
Accumulation Units outstanding at beginning of period	4,012	28,954	8,870
Units issued	803	10,758	2,360
Units redeemed	(511)	(4,540)	(943)
Accumulation Units outstanding at end of period	4,304	35,172	10,287

	2017
	Morningstar	Morningstar	Morningstar Income
	Conservative ETF	Growth ETF	and Growth ETF
	Asset Allocation	Asset Allocation	Asset Allocation
	Portfolio Class I	Portfolio Class I	Portfolio Class I
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$1,090	$7,240	$2,644
Net realized gains (losses)	230	28,388	5,640
Change in unrealized gains (losses)	1,746	34,308	3,384
Increase (decrease) in net assets from operations	3,066	69,936	11,668
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	20,821	143,851	53,961
Benefit payments	—	—	—
Payments on termination	(1,020)	(32,106)	(29,827)
Loans	—	—	—
Policy maintenance charge	(11,090)	(75,927)	(22,683)
Transfers among the sub-accounts and with the Fixed Account - net	(884)	12,208	1,128
Increase (decrease) in net assets from policy transactions	7,827	48,026	2,579
INCREASE (DECREASE) IN NET ASSETS	10,893	117,962	14,247
NET ASSETS AT BEGINNING OF PERIOD	44,487	376,550	118,127
NET ASSETS AT END OF PERIOD	$55,380	$494,512	$132,374
Accumulation Units outstanding at beginning of period	3,431	25,922	8,717
Units issued	847	5,508	2,536
Units redeemed	(266)	(2,476)	(2,383)
Accumulation Units outstanding at end of period	4,012	28,954	8,870

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	2018
		Oppenheimer
	Oppenheimer	Discovery
	Conservative	Mid-Cap	Oppenheimer
	Balance Fund/VA*	Growth Fund/VA*	Global Fund/VA*
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$280	$—	$162
Net realized gains (losses)	1,166	21,277	1,370
Change in unrealized gains (losses)	(2,316)	(29,735)	(3,796)
Increase (decrease) in net assets from operations	(870)	(8,458)	(2,264)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	7,472	12,935	4,262
Benefit payments	—	—	—
Payments on termination	(608)	(2,538)	(335)
Loans	—	2,079	—
Policy maintenance charge	(3,936)	(7,431)	(2,662)
Transfers among the sub-accounts and with the Fixed Account - net	(3,923)	(294)	435
Increase (decrease) in net assets from policy transactions	(995)	4,751	1,700
INCREASE (DECREASE) IN NET ASSETS	(1,865)	(3,707)	(564)
NET ASSETS AT BEGINNING OF PERIOD	17,661	134,186	15,517
NET ASSETS AT END OF PERIOD	$15,796	$130,479	$14,953
Accumulation Units outstanding at beginning of period	1,371	5,049	745
Units issued	433	303	137
Units redeemed	(509)	(125)	(55)
Accumulation Units outstanding at end of period	1,295	5,227	827

	2017
		Oppenheimer
	Oppenheimer	Discovery
	Conservative	Mid-Cap	Oppenheimer
	Balance Fund/VA	Growth Fund/VA	Global Fund/VA
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$265	$37	$118
Net realized gains (losses)	101	14,981	250
Change in unrealized gains (losses)	870	15,401	3,569
Increase (decrease) in net assets from operations	1,236	30,419	3,937
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	7,088	12,145	3,320
Benefit payments	—	—	—
Payments on termination	889	(4,157)	—
Loans	—	(2,927)	—
Policy maintenance charge	(3,570)	(8,066)	(1,903)
Transfers among the sub-accounts and with the Fixed Account - net	193	(297)	(154)
Increase (decrease) in net assets from policy transactions	4,600	(3,302)	1,263
INCREASE (DECREASE) IN NET ASSETS	5,836	27,117	5,200
NET ASSETS AT BEGINNING OF PERIOD	11,825	107,069	10,317
NET ASSETS AT END OF PERIOD	$17,661	$134,186	$15,517
Accumulation Units outstanding at beginning of period	1,003	5,188	677
Units issued	419	223	129
Units redeemed	(51)	(362)	(61)
Accumulation Units outstanding at end of period	1,371	5,049	745

*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	2018
		Oppenheimer
	Oppenheimer	Global	Oppenheimer
	Global Fund/VA	Strategic	International
	Service Shares*	Income Fund/VA*	Growth Fund/VA
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$3,286	$294	$975
Net realized gains (losses)	41,908	(92)	3,701
Change in unrealized gains (losses)	(100,350)	(459)	(27,754)
Increase (decrease) in net assets from operations	(55,156)	(257)	(23,078)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	38,722	1,895	13,350
Benefit payments	(1,499)	—	—
Payments on termination	(22,723)	—	(3,691)
Loans	(6,201)	—	927
Policy maintenance charge	(22,385)	(1,518)	(8,341)
Transfers among the sub-accounts and with the Fixed Account - net	(4,369)	105	3,488
Increase (decrease) in net assets from policy transactions	(18,455)	482	5,733
INCREASE (DECREASE) IN NET ASSETS	(73,611)	225	(17,345)
NET ASSETS AT BEGINNING OF PERIOD	434,663	5,586	114,642
NET ASSETS AT END OF PERIOD	$361,052	$5,811	$97,297
Accumulation Units outstanding at beginning of period	13,398	378	3,708
Units issued	639	109	461
Units redeemed	(1,187)	(76)	(192)
Accumulation Units outstanding at end of period	12,850	411	3,977

	2017
		Oppenheimer
	Oppenheimer	Global	Oppenheimer
	Global Fund/VA	Strategic	International
	Service Shares	Income Fund/VA	Growth Fund/VA
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$2,769	$120	$1,515
Net realized gains (losses)	5,436	(66)	2,069
Change in unrealized gains (losses)	108,169	256	20,470
Increase (decrease) in net assets from operations	116,374	310	24,054
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	41,596	1,753	13,834
Benefit payments	—	—	—
Payments on termination	(11,332)	(327)	(5,839)
Loans	(1,048)	—	873
Policy maintenance charge	(22,300)	(1,397)	(8,498)
Transfers among the sub-accounts and with the Fixed Account - net	(8,803)	300	241
Increase (decrease) in net assets from policy transactions	(1,887)	329	611
INCREASE (DECREASE) IN NET ASSETS	114,487	639	24,665
NET ASSETS AT BEGINNING OF PERIOD	320,176	4,947	89,977
NET ASSETS AT END OF PERIOD	$434,663	$5,586	$114,642
Accumulation Units outstanding at beginning of period	13,454	356	3,609
Units issued	743	119	362
Units redeemed	(799)	(97)	(263)
Accumulation Units outstanding at end of period	13,398	378	3,708

*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	2018
		Oppenheimer
	Oppenheimer	Main Street	Oppenheimer
	Main Street	Small	Total Return
	Fund®/VA*	Cap Fund®/VA*	Bond Fund/VA
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$114	$2,227	$242
Net realized gains (losses)	878	107,811	(21)
Change in unrealized gains (losses)	(1,710)	(178,235)	(282)
Increase (decrease) in net assets from operations	(718)	(68,197)	(61)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	2,131	55,403	2,467
Benefit payments	—	(744)	—
Payments on termination	(894)	(38,551)	—
Loans	—	(22,570)	—
Policy maintenance charge	(1,694)	(36,319)	(1,341)
Transfers among the sub-accounts and with the Fixed Account - net	54	(2,700)	31
Increase (decrease) in net assets from policy transactions	(403)	(45,481)	1,157
INCREASE (DECREASE) IN NET ASSETS	(1,121)	(113,678)	1,096
NET ASSETS AT BEGINNING OF PERIOD	9,901	726,061	6,918
NET ASSETS AT END OF PERIOD	$8,780	$612,383	$8,014
Accumulation Units outstanding at beginning of period	908	13,708	667
Units issued	139	911	170
Units redeemed	(172)	(1,744)	(56)
Accumulation Units outstanding at end of period	875	12,875	781

	2017
		Oppenheimer
	Oppenheimer	Main Street	Oppenheimer
	Main Street	Small	Total Return
	Fund®/VA	Cap Fund®/VA	Bond Fund/VA
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$107	$5,814	$130
Net realized gains (losses)	157	43,357	(2)
Change in unrealized gains (losses)	537	41,103	111
Increase (decrease) in net assets from operations	801	90,274	239
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	1,773	57,874	2,205
Benefit payments	—	—	—
Payments on termination	(135)	(26,686)	—
Loans	(4)	3,198	—
Policy maintenance charge	(1,147)	(36,097)	(1,012)
Transfers among the sub-accounts and with the Fixed Account - net	8,617	(3,566)	707
Increase (decrease) in net assets from policy transactions	9,100	(5,277)	1,900
INCREASE (DECREASE) IN NET ASSETS	9,901	84,997	2,139
NET ASSETS AT BEGINNING OF PERIOD	—	641,064	4,779
NET ASSETS AT END OF PERIOD	$9,901	$726,061	$6,918
Accumulation Units outstanding at beginning of period	—	13,735	482
Units issued	969	810	221
Units redeemed	(61)	(837)	(36)
Accumulation Units outstanding at end of period	908	13,708	667

*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	2018
	PIMCO VIT	PIMCO VIT Real	PIMCO VIT
	Int. Bond	Return	Total Return
	U.S. Dollar-Hedged	Portfolio	Portfolio
	Admin. Shares*	Admin. Shares*	Admin. Shares*
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$621	$3,086	$6,322
Net realized gains (losses)	356	(155)	2,758
Change in unrealized gains (losses)	9	(5,728)	(10,180)
Increase (decrease) in net assets from operations	986	(2,797)	(1,100)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	6,298	13,176	23,906
Benefit payments	—	—	—
Payments on termination	(2,125)	(469)	(7,289)
Loans	(921)	36	6,697
Policy maintenance charge	(2,985)	(6,268)	(12,972)
Transfers among the sub-accounts and with the Fixed Account - net	(148)	6,977	9,199
Increase (decrease) in net assets from policy transactions	119	13,452	19,541
INCREASE (DECREASE) IN NET ASSETS	1,105	10,655	18,441
NET ASSETS AT BEGINNING OF PERIOD	45,606	119,121	238,806
NET ASSETS AT END OF PERIOD	$46,711	$129,776	$257,247
Accumulation Units outstanding at beginning of period	2,003	6,729	10,834
Units issued	175	884	1,437
Units redeemed	(168)	(116)	(538)
Accumulation Units outstanding at end of period	2,010	7,497	11,733

	2017
	PIMCO VIT	PIMCO VIT Real	PIMCO VIT
	Int. Bond	Return	Total Return
	U.S. Dollar-Hedged	Portfolio	Portfolio
	Admin. Shares	Admin. Shares	Admin. Shares
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$2,173	$2,685	$4,598
Net realized gains (losses)	247	(286)	(40)
Change in unrealized gains (losses)	(1,188)	1,629	6,132
Increase (decrease) in net assets from operations	1,232	4,028	10,690
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	6,311	13,014	24,781
Benefit payments	—	—	—
Payments on termination	(4,158)	(4,972)	(5,938)
Loans	1,532	494	(2,449)
Policy maintenance charge	(3,066)	(6,734)	(12,745)
Transfers among the sub-accounts and with the Fixed Account - net	497	7,894	12,617
Increase (decrease) in net assets from policy transactions	1,116	9,696	16,266
INCREASE (DECREASE) IN NET ASSETS	2,348	13,724	26,956
NET ASSETS AT BEGINNING OF PERIOD	43,258	105,397	211,850
NET ASSETS AT END OF PERIOD	$45,606	$119,121	$238,806
Accumulation Units outstanding at beginning of period	1,953	6,172	10,083
Units issued	194	907	1,323
Units redeemed	(144)	(350)	(572)
Accumulation Units outstanding at end of period	2,003	6,729	10,834

*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	2018
		Putnam
	Putnam	VT International	T. Rowe Price
	VT High Yield	Value Fund	Blue Chip Growth
	Fund Class IA*	Class IA*	Portfolio I*
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$4,708	$641	$—
Net realized gains (losses)	(487)	183	33,283
Change in unrealized gains (losses)	(6,942)	(6,185)	(30,775)
Increase (decrease) in net assets from operations	(2,721)	(5,361)	2,508
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	6,731	3,390	74,313
Benefit payments	—	—	—
Payments on termination	(6,990)	—	(31,956)
Loans	(4,995)	(8)	640
Policy maintenance charge	(3,728)	(1,469)	(16,013)
Transfers among the sub-accounts and with the Fixed Account - net	319	361	(4,539)
Increase (decrease) in net assets from policy transactions	(8,663)	2,274	22,445
INCREASE (DECREASE) IN NET ASSETS	(11,384)	(3,087)	24,953
NET ASSETS AT BEGINNING OF PERIOD	84,303	29,353	254,468
NET ASSETS AT END OF PERIOD	$72,919	$26,266	$279,421
Accumulation Units outstanding at beginning of period	2,658	961	6,640
Units issued	168	109	1,531
Units redeemed	(440)	(29)	(1,017)
Accumulation Units outstanding at end of period	2,386	1,041	7,154

	2017
		Putnam
	Putnam	VT International	T. Rowe Price
	VT High Yield	Value Fund	Blue Chip Growth
	Fund Class IA	Class IA	Portfolio I
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$4,741	$422	$—
Net realized gains (losses)	(210)	195	8,769
Change in unrealized gains (losses)	1,079	5,050	59,495
Increase (decrease) in net assets from operations	5,610	5,667	68,264
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	7,142	3,350	17,697
Benefit payments	—	—	—
Payments on termination	(316)	(157)	(1,774)
Loans	(1,399)	(3)	(2,397)
Policy maintenance charge	(4,095)	(1,468)	(14,624)
Transfers among the sub-accounts and with the Fixed Account - net	1,555	(114)	(2,656)
Increase (decrease) in net assets from policy transactions	2,887	1,608	(3,754)
INCREASE (DECREASE) IN NET ASSETS	8,497	7,275	64,510
NET ASSETS AT BEGINNING OF PERIOD	75,806	22,078	189,958
NET ASSETS AT END OF PERIOD	$84,303	$29,353	$254,468
Accumulation Units outstanding at beginning of period	2,564	904	6,750
Units issued	416	98	182
Units redeemed	(322)	(41)	(292)
Accumulation Units outstanding at end of period	2,658	961	6,640

*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	2018
		VanEck VIP	VanEck VIP
	T. Rowe Price	Emerging	Global
	Equity Income	Markets	Hard Assets
	Portfolio I*	Fund Initial Class	Fund Initial Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$9,708	$374	$—
Net realized gains (losses)	48,683	635	(845)
Change in unrealized gains (losses)	(103,425)	(35,013)	(13,400)
Increase (decrease) in net assets from operations	(45,034)	(34,004)	(14,245)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	37,697	12,147	10,453
Benefit payments	—	—	—
Payments on termination	(10,051)	(1,133)	(543)
Loans	(9,018)	117	(1,500)
Policy maintenance charge	(21,401)	(6,665)	(4,409)
Transfers among the sub-accounts and with the Fixed Account - net	2,319	1,460	1,915
Increase (decrease) in net assets from policy transactions	(454)	5,926	5,916
INCREASE (DECREASE) IN NET ASSETS	(45,488)	(28,078)	(8,329)
NET ASSETS AT BEGINNING OF PERIOD	475,764	141,927	47,522
NET ASSETS AT END OF PERIOD	$430,276	$113,849	$39,193
Accumulation Units outstanding at beginning of period	11,982	3,302	1,722
Units issued	665	254	506
Units redeemed	(673)	(94)	(249)
Accumulation Units outstanding at end of period	11,974	3,462	1,979

	2017
		VanEck VIP	VanEck VIP
	T. Rowe Price	Emerging	Global
	Equity Income	Markets	Hard Assets
	Portfolio I	Fund Initial Class	Fund Initial Class
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$8,167	$480	$—
Net realized gains (losses)	59,159	324	(866)
Change in unrealized gains (losses)	1,981	46,797	1,002
Increase (decrease) in net assets from operations	69,307	47,601	136
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	38,536	12,148	9,759
Benefit payments	—	—	—
Payments on termination	(50,004)	(578)	(429)
Loans	93	170	736
Policy maintenance charge	(22,146)	(6,887)	(4,302)
Transfers among the sub-accounts and with the Fixed Account - net	(178)	(2,627)	3,125
Increase (decrease) in net assets from policy transactions	(33,699)	2,226	8,889
INCREASE (DECREASE) IN NET ASSETS	35,608	49,827	9,025
NET ASSETS AT BEGINNING OF PERIOD	440,156	92,100	38,497
NET ASSETS AT END OF PERIOD	$475,764	$141,927	$47,522
Accumulation Units outstanding at beginning of period	12,861	3,236	1,371
Units issued	631	159	500
Units redeemed	(1,510)	(93)	(149)
Accumulation Units outstanding at end of period	11,982	3,302	1,722

*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

1.Organization
Allstate Life of New York Variable Life Separate Account A (the “Account”), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Allstate Life Insurance Company of New York (“Allstate New York”). The assets of the Account are legally segregated from those of Allstate New York. Allstate New York is wholly owned by Allstate Life Insurance Company, which is a wholly owned subsidiary of Allstate Insurance Company, which is wholly owned by Allstate Insurance Holdings, LLC, which is wholly owned by The Allstate Corporation. These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).
The assets within the Account are legally segregated from each other into sub-accounts (the “sub-accounts”). Allstate New York issues four life insurance policies: the Consultant Protector, the Consultant Accumulator, the Total Accumulator, and the Future Vest (collectively the “Policies”), the deposits of which are invested at the direction of the policyholders in the sub-accounts that comprise the Account. All of the policies, except the Total Accumulator and the Future Vest, are closed to new policyholders, but continue to accept deposits from existing policyholders. Absent any policy provisions wherein Allstate New York contractually guarantees a specified death benefit, variable life policyholders bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-account names listed below correspond to the underlying mutual fund portfolios (Fund or Funds) in which they invest:

AB VPS Growth and Income Class A*
AB VPS International Growth Class A*
AB VPS International Value Class A*
AB VPS Small Cap Growth Class A*
AB VPS Small/Mid Cap Value Class A*
Alger Balanced Class I-2
Alger Capital Appreciation Class I-2
Alger Large Cap Growth Class I-2
Alger MidCap Growth Class I-2
Alger Small Cap Growth Portfolio Class I-2*
DWS Equity 500 Index VIP Class A*
DWS Global Income Builder VIP Class A II*
DWS Small Cap Index VIP Class A*
Fidelity® VIP Asset Manager Portfolio Initial Class*
Fidelity® VIP Contrafund Portfolio Initial Class*
Fidelity® VIP Disciplined Small Cap Portfolio Initial Class*
Fidelity® VIP Emerging Markets Portfolio Initial Class*
Fidelity® VIP Equity-Income Portfolio Initial Class*
Fidelity® VIP Government Money Market Portfolio Initial Class*
Fidelity® VIP Growth & Income Portfolio Initial Class*
Fidelity® VIP Growth Portfolio Initial Class*
Fidelity® VIP High Income Portfolio Initial Class*
Fidelity® VIP Index 500 Portfolio Initial Class*
Fidelity® VIP Index 500 Portfolio Service Class*
Fidelity® VIP Investment Grade Bond Portfolio Initial Class*
Fidelity® VIP Mid Cap Portfolio Initial Class*
Fidelity® VIP Overseas Portfolio Initial Class*
Fidelity® VIP Real Estate Portfolio Initial Class*
Fidelity® VIP Value Portfolio Initial Class*
Fidelity® VIP Value Strategies Portfolio Initial Class*
Franklin Templeton Global Bond VIP Fund Class 1*
Franklin Templeton Income VIP Fund Class 1*
Franklin Templeton Mutual Global Discovery VIP Fund Class 1*
Franklin Templeton Mutual Shares VIP Fund Class 1*
Franklin Templeton Small Cap Value VIP Fund Class 1*
Franklin Templeton Small-Mid Cap Growth VIP Fund Class 1*
Franklin Templeton Strategic Income VIP Fund Class 1*
*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

Organization (continued)

Franklin Templeton U.S. Government Securities VIP Fund Class 1*
Guggenheim VT U.S. Long Short Equity Fund
Invesco V.I. American Franchise
Invesco V.I. American Value
Invesco V.I. Core Equity
Invesco V.I. Diversified Dividend Fund Series I* **
Invesco V.I. Government Securities
Invesco V.I. Growth and Income Fund Series I
Invesco V.I. High Yield
Invesco V.I. International Growth Fund Series I*
Invesco V.I. Mid Cap Core Equity
Invesco V.I. Mid Cap Growth Fund Series I* **
Invesco V.I. Mid Cap Growth Fund Series II
Invesco V.I. Value Opportunity
Janus Henderson Balanced Portfolio Institutional Shares
Janus Henderson Balanced Portfolio Service Shares
Janus Henderson Enterprise Portfolio Institutional Shares
Janus Henderson Flexible Bond Portfolio Institutional Shares
Janus Henderson Forty Portfolio Institutional Shares
Janus Henderson Global Research Portfolio Service Shares
Janus Henderson Global Technology Portfolio Institutional Shares
Janus Henderson Mid Cap Value Portfolio Institutional Shares
Janus Henderson Mid Cap Value Portfolio Service Shares
Janus Henderson Overseas Portfolio Institutional Shares
Janus Henderson Overseas Portfolio Service Shares
Janus Henderson Research Portfolio Institutional Shares* **
Lazard Retirement Emerging Markets Equity Portfolio*
Legg Mason ClearBridge Variable Large Cap Value Portfolio Class I*
Legg Mason Western Assets Variable Global High Yield Bond Portfolio Class I*
MFS® High Yield Portfolio Initial Class*
MFS® Investors Trust Series Initial Class*
MFS® Mass. Investors Growth Stock Portfolio Initial Class*
MFS® New Discovery Series Initial Class*
MFS® Total Return Series Initial Class*
MFS® Utilities Series Initial Class*
MFS® Value Series Initial Class*
Morgan Stanley VIF Emerging Markets Equity Portfolio Class I
Morgan Stanley VIF Growth Portfolio Class I
Morgan Stanley VIF U.S. Real Estate Portfolio Class I
Morningstar Aggressive Growth ETF Asset Allocation Portfolio Class I
Morningstar Balanced ETF Asset Allocation Portfolio Class I
Morningstar Conservative ETF Asset Allocation Portfolio Class I
Morningstar Growth ETF Asset Allocation Portfolio Class I
Morningstar Income and Growth ETF Asset Allocation Portfolio Class I
Oppenheimer Conservative Balance Fund/VA*
Oppenheimer Discovery Mid-Cap Growth Fund/VA*
Oppenheimer Global Fund/VA*
Oppenheimer Global Fund/VA Service Shares*
Oppenheimer Global Strategic Income Fund/VA*
Oppenheimer International Growth Fund/VA
Oppenheimer Main Street Fund®/VA*
Oppenheimer Main Street Small Cap Fund®/VA*
*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.
** Fund available but no assets at December 31, 2018.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

Organization (continued)

Oppenheimer Total Return Bond Fund/VA
PIMCO VIT Int. Bond U.S. Dollar-Hedged Admin. Shares*
PIMCO VIT Real Return Portfolio Admin. Shares*
PIMCO VIT Total Return Portfolio Admin. Shares*
Putnam VT High Yield Fund Class IA*
Putnam VT International Value Fund Class IA*
T. Rowe Price Blue Chip Growth Portfolio I*
T. Rowe Price Equity Income Portfolio I*
VanEck VIP Emerging Markets Fund Initial Class
VanEck VIP Global Hard Assets Fund Initial Class
*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.
The net assets are affected by the investment results of each Fund, transactions by policyholders and certain policy expenses (see Note 5). Policyholders’ interests consist of accumulation units of the sub-account. The accompanying financial statements include only policyholders’ purchase payments applicable to the variable portions of their policies and exclude any purchase payments directed by the policyholder to the “Fixed Account” in which the policyholders’ deposits are included in the Allstate New York general account assets and earn a fixed rate of return.
A policyholder may choose from among a number of different Fund options. The Funds are not available to the general public directly. These Funds are available as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies, or in certain cases, through participation in certain qualified pension or retirement plans.
Some of these Funds have been established by investment advisers that manage publicly traded mutual funds that have similar names and investment objectives. While some of the Funds may be similar to and may in fact be modeled after publicly traded mutual funds, the Funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding Funds may differ substantially.
2. Portfolio changes
The following sub-account name changes occurred during the year ended December 31, 2018:

New fund name	Old fund name
AB VPS Growth and Income Class A	VPS Growth and Income Class A
AB VPS International Growth Class A	VPS International Growth Class A
AB VPS International Value Class A	VPS International Value Class A
AB VPS Small Cap Growth Class A	VPS Small Cap Growth Class A
AB VPS Small/Mid Cap Value Class A	VPS Small/Mid Cap Value Class A
DWS Equity 500 Index VIP Class A	Deutsche Equity 500 Index VIP Class A
DWS Global Income Builder VIP Class A II	Deutsche Global Income Builder VIP Class A
DWS Small Cap Index VIP Class A	Deutsche Small Cap Index VIP Class A
Fidelity® VIP Asset Manager Portfolio Initial Class	VIP Asset Manager
Fidelity® VIP Contrafund® Portfolio Initial Class	VIP Contrafund
Fidelity® VIP Emerging Markets Portfolio Initial Class	VIP Emerging Markets
Fidelity® VIP Equity-Income Portfolio Initial Class	VIP Equity-Income
Fidelity® VIP Government Money Market Portfolio Initial Class	VIP Government Money Market Portfolio Initial Class
Fidelity® VIP Growth & Income Portfolio Initial Class	VIP Growth & Income
Fidelity® VIP Growth Portfolio Initial Class	VIP Growth

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

2. Portfolio changes (continued)
New fund name	Old fund name
Fidelity® VIP High Income Portfolio Initial Class	VIP High Income
Fidelity® VIP Index 500 Portfolio Initial Class	VIP Index 500
Fidelity® VIP Index 500 Portfolio Service Class	VIP Index 500 - Service Class
Fidelity® VIP Investment Grade Bond Portfolio Initial Class	VIP Investment Grade Bond
Fidelity® VIP Mid Cap Portfolio Initial Class	VIP Mid Cap
Fidelity® VIP Overseas Portfolio Initial Class	VIP Overseas
Fidelity® VIP Real Estate Portfolio Initial Class	VIP Real Estate
Fidelity® VIP Value Strategies Portfolio Initial Class	VIP Value Strategies
Franklin Templeton Global Bond VIP Fund Class 1	Templeton Global Bond VIP Fund Class 1
Franklin Templeton Income VIP Fund Class 1	Franklin Income VIP Fund Class 1
Franklin Templeton Mutual Global Discovery VIP Fund Class 1	Franklin Mutual Global Discovery VIP Fund Class 1
Franklin Templeton Mutual Shares VIP Fund Class 1	Franklin Mutual Shares VIP Fund Class 1
Franklin Templeton Small Cap Value VIP Fund Class 1	Franklin Small Cap Value VIP Fund Class 1
Franklin Templeton Small-Mid Cap Growth VIP Fund Class 1	Franklin Small-Mid Cap Growth VIP Fund Class 1
Franklin Templeton Strategic Income VIP Fund Class 1	Franklin Strategic Income VIP Fund Class 1
Franklin Templeton U.S. Government Securities VIP Fund Class 1	Franklin U.S. Government Securities VIP Fund Class 1
Lazard Retirement Emerging Markets Equity Portfolio	Emerging Markets Equity
Legg Mason ClearBridge Variable Large Cap Value Portfolio Class I	ClearBridge Variable Large Cap Value Portfolio Class I
Legg Mason Western Asset Variable Global High Yield Bond Portfolio Class I	Western Asset Variable Global High Yield Bond Portfolio Class I
MFS® High Yield Portfolio Initial Class	MFS High Yield Portfolio
MFS® Investors Trust Series Initial Class	MFS Investors Trust
MFS® New Discovery Series Initial Class	MFS New Discovery
MFS® New Discovery Series Service Class	MFS New Discovery Series (Service Class)
MFS® Total Return Series Initial Class	MFS Total Return
MFS® Utilities Series Initial Class	MFS Utilities
MFS® Value Series Initial Class	MFS Value
Oppenheimer Conservative Balanced Fund/VA	Oppenheimer Conservative Balance Fund
Oppenheimer Discovery Mid-Cap Growth Fund/VA	Oppenheimer Discovery MidCap Growth
Oppenheimer Global Fund/VA	Oppenheimer Global
Oppenheimer Global Fund/VA Service Shares	Oppenheimer Global Fund/VA - Service Shares
Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Global Strategic Income
Oppenheimer Main Street Fund®/VA	Oppenheimer Main Street
Oppenheimer Main Street Small Cap Fund®/VA	Oppenheimer Main Street Small Cap
PIMCO VIT Int. Bond Portfolio U.S. Dollar-Hedged Admin. Shares	Foreign Bond
PIMCO VIT Real Return Portfolio Admin. Shares	PIMCO Real Return
PIMCO VIT Total Return Portfolio Admin. Shares	PIMCO Total Return

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

2. Portfolio changes (continued)
New fund name	Old fund name
Putnam VT High Yield Fund Class IA	VT High Yield (Class IA)
Putnam VT International Value Fund Class IA	VT International Value Fund (Class IA)
T. Rowe Price Blue Chip Growth Portfolio I	T. Rowe Price Blue Chip Growth
T. Rowe Price Equity Income Portfolio I	T. Rowe Price Equity Income
The following sub-accounts were opened during the year ended December 31, 2018:

Fund name	Date
Alger SmallCap Growth Portfolio Class I-2	August 13, 2018
Fidelity® VIP Disciplined Small Cap Portfolio Initial Class	August 13, 2018
Fidelity® VIP Value Portfolio Initial Class	August 13, 2018
Invesco V.I. Diversified Dividend Fund Series I	August 13, 2018
Invesco V.I. International Growth Fund Series I	August 13, 2018
Invesco V.I. Mid Cap Growth Fund Series I	August 13, 2018
Janus Henderson Research Portfolio Institutional Shares	August 13, 2018
3. Summary of Significant Accounting Policies
The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of GAAP.
Investments - Investments consist of shares of the Funds and are stated at fair value based on the reported net asset values of each corresponding Fund, which in turn value their investment securities at fair value. The difference between cost and fair value of shares owned on the day of measurement is recorded as unrealized gain or loss on investments.
Dividends - Dividends declared by the Funds are recognized on the ex-dividend date.
Net Realized Gains and Losses - Net realized gains and losses on Fund shares represent the difference between the proceeds from sales of shares of the Funds by the sub-accounts and the cost of such shares, which is determined on a weighted average basis, and realized gain distributions received from the underlying Fund. Transactions are recorded on a trade date basis. Distributions of net realized gains are recorded on the Funds’ ex-distribution date.
Federal Income Taxes - The Account intends to qualify as a segregated asset account as defined by the Internal Revenue Code of 1986 (“Code”). In order to qualify as a segregated asset account, each sub-account is required to satisfy the diversification requirements of Section 817(h) of the Code. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The operations of the Account are included in the tax return of Allstate New York. Allstate New York is taxed as a life insurance company under the Code and joins with The Allstate Corporation and its eligible domestic subsidiaries in the filing of a consolidated federal income tax return. No income taxes are allocable to the Account. The Account had no liability for unrecognized tax benefits as of December 31, 2018. The Account believes that it is reasonably possible that the liability balance will not significantly increase within the next twelve months. No amounts have been accrued for interest or penalties related to unrecognized tax benefits.
Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations and the accompanying notes. Actual results could differ from those estimates.
4. Fair Value Measurements
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchy for inputs used in determining fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

4. Fair Value Measurements (continued)
inputs be used when available. Assets recorded on the Statement of Net Assets at fair value are categorized in the fair value hierarchy based on the observability of inputs to the valuation techniques as follows:

Level 1:	Assets whose values are based on unadjusted quoted prices for identical assets in an active market that the Account can access.
Level 2:     Assets whose values are based on the following
(a) Quoted prices for similar assets in active markets;
(b) Quoted prices for identical or similar assets in markets that are not active; or
(c) Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset.

Level 3:
Assets whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect the Account’s estimates of the assumptions that market participants would use in valuing the assets.

In determining fair value, the Account uses the market approach, which generally utilizes market transaction data for the same or similar instruments. All investments during the reporting period consist of shares of the Funds that have daily quoted net asset values for identical assets that the sub-account can access and are categorized as Level 1. Net asset values for these actively traded Funds are obtained daily from the Funds’ managers. The Account’s policy is to recognize transfers of securities among the levels at the beginning of the reporting period. During the year ended December 31, 2018, there were no transfers between fair value levels.
5. Expenses
Surrender charge - In the event the policy is surrendered, a withdrawal charge may be imposed. The charge is assessed if the policy is surrendered during a specified time, which ranges from the first 9 years to the first 14 years depending upon the policy, and varies based upon several variables, including the policyholder’s age and Account value at the time of surrender. This charge ranges from $3.32 to $49.00 per $1,000 of face amount. These amounts are included in payments on termination on the Statements of Changes in Net Assets.
Monthly Deductions - On each monthly deduction day (the same day in each month as the Issue Date, or the last day of the month if a month does not have that day), Allstate New York will deduct from the policy value an amount to cover certain charges and expenses incurred in connection with the policy. The monthly deduction is intended to compensate Allstate New York for expenses incurred in connection with the cost of insurance, mortality and expense risk charges, administrative expense charges, and policy fees. The monthly deductions are recognized as a redemption of units and are included in policy maintenance charge reported in the Statements of Changes in Net Assets. They are as follows:
Cost of Insurance - On all policies, Allstate New York charges each policyholder monthly for cost of insurance. The cost of insurance is determined based upon several variables, including the policyholder’s age and gender, the policy year, the face amount and the underwriting class.
Mortality and Expense Risk Charge - The mortality and expense risk charge covers insurance benefits available with the policies and certain expenses of the policies. It also covers the risk that the current charges will not be sufficient in the future to cover the cost of administering the policies. Allstate New York deducts charges daily at a rate ranging from 0.05% to 0.55% per annum of the net policy value and vary based on the policy year.
Administrative Expense Charge - Allstate New York deducts an administrative expense charge on a monthly basis to cover expenses incurred in evaluating the insured person’s risk, issuing the policy, and sales expenses. The annual amount of this charge ranges from $0.09 to $2.50 per $1,000 of face amount depending upon the policy and the policy year.
Policy Fee - On all policies, Allstate New York deducts a policy fee on a monthly basis to cover expenses such as salaries, postage and periodic reports. This fee ranges from $10 to $15 per month, depending upon the policy and the policy year.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

6.    Purchases of Investments
The cost of investments purchased during the year ended December 31, 2018 was as follows:

Sub-Account	Purchases
AB VPS Growth and Income Class A*	$3,960
AB VPS International Growth Class A*	3,476
AB VPS International Value Class A*	2,748
AB VPS Small Cap Growth Class A*	7,820
AB VPS Small/Mid Cap Value Class A*	1,765
Alger Balanced Class I-2	4,831
Alger Capital Appreciation Class I-2	65,364
Alger Large Cap Growth Class I-2	63,166
Alger MidCap Growth Class I-2	73,788
Alger Small Cap Growth Portfolio Class I-2*	44
DWS Equity 500 Index VIP Class A*	27,436
DWS Global Income Builder VIP Class A II*	16,418
DWS Small Cap Index VIP Class A*	8,088
Fidelity® VIP Asset Manager Portfolio Initial Class*	9,800
Fidelity® VIP Contrafund Portfolio Initial Class*	131,748
Fidelity® VIP Disciplined Small Cap Portfolio Initial Class*	18
Fidelity® VIP Emerging Markets Portfolio Initial Class*	4,622
Fidelity® VIP Equity-Income Portfolio Initial Class*	103,884
Fidelity® VIP Government Money Market Portfolio Initial Class*	60,930
Fidelity® VIP Growth & Income Portfolio Initial Class*	16,361
Fidelity® VIP Growth Portfolio Initial Class*	189,798
Fidelity® VIP High Income Portfolio Initial Class*	4,226
Fidelity® VIP Index 500 Portfolio Initial Class*	79,703
Fidelity® VIP Index 500 Portfolio Service Class*	61,726
Fidelity® VIP Investment Grade Bond Portfolio Initial Class*	41,423
Fidelity® VIP Mid Cap Portfolio Initial Class*	10,672
Fidelity® VIP Overseas Portfolio Initial Class*	26,058
Fidelity® VIP Real Estate Portfolio Initial Class*	10,724
Fidelity® VIP Value Portfolio Initial Class*	6
Fidelity® VIP Value Strategies Portfolio Initial Class*	1,731
Franklin Templeton Global Bond VIP Fund Class 1*	3,047
Franklin Templeton Income VIP Fund Class 1*	4,721
Franklin Templeton Mutual Global Discovery VIP Fund Class 1*	1,196
Franklin Templeton Mutual Shares VIP Fund Class 1*	943
Franklin Templeton Small Cap Value VIP Fund Class 1*	11,613
Franklin Templeton Small-Mid Cap Growth VIP Fund Class 1*	4,015
Franklin Templeton Strategic Income VIP Fund Class 1*	3,000
Franklin Templeton U.S. Government Securities VIP Fund Class 1*	1,126
Guggenheim VT U.S. Long Short Equity Fund	5,525

*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

6. Purchases of Investments (continued)

Sub-Account	Purchases
Invesco V.I. American Franchise	$28,036
Invesco V.I. American Value	1,919
Invesco V.I. Core Equity	3,300
Invesco V.I. Government Securities	6,320
Invesco V.I. Growth and Income Fund Series I	45,563
Invesco V.I. High Yield	3,759
Invesco V.I. International Growth Fund Series I*	70
Invesco V.I. Mid Cap Core Equity	23,490
Invesco V.I. Mid Cap Growth Fund Series II	13,328
Invesco V.I. Value Opportunity	16,316
Janus Henderson Balanced Portfolio Institutional Shares	5,242
Janus Henderson Balanced Portfolio Service Shares	32,797
Janus Henderson Enterprise Portfolio Institutional Shares	18,452
Janus Henderson Flexible Bond Portfolio Institutional Shares	1,437
Janus Henderson Forty Portfolio Institutional Shares	27,545
Janus Henderson Global Research Portfolio Service Shares	3,098
Janus Henderson Global Technology Portfolio Institutional Shares	10,482
Janus Henderson Mid Cap Value Portfolio Institutional Shares	2,805
Janus Henderson Mid Cap Value Portfolio Service Shares	25,799
Janus Henderson Overseas Portfolio Institutional Shares	11,809
Janus Henderson Overseas Portfolio Service Shares	12,038
Lazard Retirement Emerging Markets Equity Portfolio*	3,785
Legg Mason ClearBridge Variable Large Cap Value Portfolio Class I*	22,281
Legg Mason Western Assets Variable Global High Yield Bond Portfolio Class I*	15,361
MFS® High Yield Portfolio Initial Class*	6,944
MFS® Investors Trust Series Initial Class*	2,032
MFS® Mass. Investors Growth Stock Portfolio Initial Class*	7,226
MFS® New Discovery Series Initial Class*	38,475
MFS® Total Return Series Initial Class*	14,485
MFS® Utilities Series Initial Class*	4,237
MFS® Value Series Initial Class*	10,565
Morgan Stanley VIF Emerging Markets Equity Portfolio Class I	3,373
Morgan Stanley VIF Growth Portfolio Class I	35,079
Morgan Stanley VIF U.S. Real Estate Portfolio Class I	13,282
Morningstar Aggressive Growth ETF Asset Allocation Portfolio Class I	88,808
Morningstar Balanced ETF Asset Allocation Portfolio Class I	85,274

*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

6. Purchases of Investments (continued)

Sub-Account	Purchases
Morningstar Conservative ETF Asset Allocation Portfolio Class I	$13,167
Morningstar Growth ETF Asset Allocation Portfolio Class I	207,717
Morningstar Income and Growth ETF Asset Allocation Portfolio Class I	45,092
Oppenheimer Conservative Balance Fund/VA*	6,126
Oppenheimer Discovery Mid-Cap Growth Fund/VA*	28,326
Oppenheimer Global Fund/VA*	4,135
Oppenheimer Global Fund/VA Service Shares*	54,643
Oppenheimer Global Strategic Income Fund/VA*	1,870
Oppenheimer International Growth Fund/VA*	15,399
Oppenheimer Main Street Fund®/VA*	2,506
Oppenheimer Main Street Small Cap Fund®/VA*	132,985
Oppenheimer Total Return Bond Fund/VA*	1,974
PIMCO VIT Int. Bond U.S. Dollar-Hedged Admin. Shares*	4,793
PIMCO VIT Real Return Portfolio Admin. Shares*	18,580
PIMCO VIT Total Return Portfolio Admin. Shares*	40,666
Putnam VT High Yield Fund Class IA*	10,027
Putnam VT International Value Fund Class IA*	3,776
T. Rowe Price Blue Chip Growth Portfolio I*	74,155
T. Rowe Price Equity Income Portfolio I*	79,217
VanEck VIP Emerging Markets Fund Initial Class	10,007
VanEck VIP Global Hard Assets Fund Initial Class	12,603

*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.
7. Financial Highlights
Allstate New York offers multiple variable life policies through this Account that have unique combinations of features and fees that are assessed to the policyholders. Differences in these fee structures result in various policy expense rates and accumulation unit values which in turn result in various expense and total return ratios.
Beginning in the reporting period ended on December 31, 2018, financial highlights information is presented in ranges by each sub-account with prior years data reformatted to accommodate the new presentations.
In the table below, the accumulation units, the range of lowest to highest accumulation unit values, the net assets, the investment income ratio, and the range of lowest to highest total return is presented for each policy option of the sub-accounts that had outstanding accumulation units during the period.
Items in the following table are notated as follows:
* Investment Income Ratio - These amounts represent dividends, excluding realized gain distributions, received by the sub-account from the Fund, net of management fees assessed by the Fund manager, divided by the average net assets. These ratios exclude those expenses that result in a reduction in the accumulation unit values or redemption of accumulation units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the Fund in which the sub-account invests. The investment income ratio for each product may differ due to the timing of policy transactions.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)
Sub-accounts with a date notation indicate the effective date of that investment option in the Account. Consistent with the total return the investment income ratio is calculated for the period or from the effective date through the end of the reporting period. The investment income ratio for closed sub-accounts is calculated from the beginning of period, or from the effective date, through the last day the sub-account was open. The investment income ratio is reported at zero when no dividend is received in the sub-account during the period or the net asset value at the end of the period is zero.
** Total Return - These amounts represent the total return for periods indicated, including changes in the value of the Fund. The products currently sold through the Account do not contain expenses assessed through the reduction in the accumulation unit values. The ratio does not include any expenses assessed through the redemption of units. The total return is calculated as the change in the accumulation unit value during the reporting period, or the effective period if less than the reporting period, divided by the beginning of period accumulation unit value or the accumulation unit value on the effective date.

	At December 31,					For the year ended December 31,
		Accumulation Unit Value					Total Return
	Accumulation Units	Lowest to Highest			Net Assets	Investment Income Ratio*	Lowest to Highest**

AB VPS Growth and Income Class A
2018	782	$20.67	-	$20.67	$16,169	1.01%	-5.61	-	-5.61%
2017	765	21.89	-	21.89	16,757	1.43	18.92	-	18.92
2016	681	18.41	-	18.41	12,541	1.16	11.30	-	11.3
2015	811	16.54	-	16.54	13,409	1.47	1.70	-	1.70
2014	676	16.26	-	16.26	11,003	1.33	9.54	-	9.54
AB VPS International Growth Class A
2018	2,378	9.23	-	9.23	21,936	0.70	-17.41	-	-17.41
2017	2,171	11.17	-	11.17	24,255	1.21	35.02	-	35.02
2016	2,082	8.27	-	8.27	17,229	—	-6.87	-	-6.87
2015	2,180	8.88	-	8.88	19,369	0.36	-1.87	-	-1.87
2014	2,025	9.05	-	9.05	18,335	—	-1.19	-	-1.19
AB VPS International Value Class A
2018	2,326	7.15	-	7.15	16,624	1.59	-22.79	-	-22.79
2017	2,093	9.26	-	9.26	19,372	2.31	25.42	-	25.42
2016	2,110	7.38	-	7.38	15,574	1.30	-0.50	-	-0.50
2015	2,059	7.42	-	7.42	15,274	2.69	2.59	-	2.59
2014	1,925	7.23	-	7.23	13,921	4.18	-6.21	-	-6.21

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	At December 31,					For the year ended December 31,
		Accumulation Unit Value					Total Return
	Accumulation Units	Lowest to Highest			Net Assets	Investment Income Ratio*	Lowest to Highest**

	AB VPS Small Cap Growth Class A
2018	1,176	$28.39	-	$28.39	$33,397	—%	-0.89	-	-0.89%
2017	1,146	28.64	-	28.64	32,826	—	34.12	-	34.12
2016	1,067	21.36	-	21.36	22,804	—	6.46	-	6.46
2015	973	20.06	-	20.06	19,527	—	-1.25	-	-1.25
2014	825	20.31	-	20.31	16,760	—	-1.81	-	-1.81
	AB VPS Small/Mid Cap Value Class A
2018	115	21.17	-	21.17	2,443	0.46	-15.03	-	-15.03
2017	104	24.91	-	24.91	2,591	0.48	13.15	-	13.15
2016	110	22.01	-	22.01	2,431	0.63	25.09	-	25.09
2015	102	17.60	-	17.60	1,800	0.83	-5.49	-	-5.49
2014	89	18.62	-	18.62	1,658	0.73	9.20	-	9.20
	Alger Balanced Class I-2
2018	475	16.70	-	16.70	7,933	4.70	-3.32	-	-3.32
2017	386	17.28	-	17.28	6,660	3.49	15.44	-	15.44
2016	214	14.97	-	14.97	3,204	2.31	8.51	-	8.51
2015	139	13.79	-	13.79	1,916	2.11	1.47	-	1.47
2014	103	13.59	-	13.59	1,399	2.01	9.43	-	9.43
	Alger Capital Appreciation Class I-2
2018	5,448	26.68	-	60.92	268,523	0.08	-0.10	-	-0.10
2017	5,943	26.71	-	60.98	305,653	0.17	31.08	-	31.08
2016	5,689	20.38	-	46.52	229,244	0.19	0.50	-	0.50
2015	5,573	20.28	-	46.29	233,188	0.08	6.19	-	6.19
2014	5,912	19.09	-	43.59	239,775	0.09	13.75	-	13.75
	Alger Large Cap Growth Class I-2
2018	8,703	21.20	-	31.84	272,033	—	2.21	-	2.21
2017	9,183	20.74	-	31.16	280,802	—	28.46	-	28.46
2016	10,266	16.15	-	24.25	245,390	—	-0.83	-	-0.83
2015	10,118	16.28	-	24.46	242,926	—	1.72	-	1.72
2014	10,768	16.01	-	24.04	255,284	0.16	10.99	-	10.99
	Alger MidCap Growth Class I-2
2018	8,919	16.26	-	41.36	345,663	—	-7.44	-	-7.44
2017	9,562	17.57	-	44.69	402,569	—	29.79	-	29.79
2016	10,009	13.54	-	34.43	328,535	—	0.97	-	0.97
2015	9,909	13.40	-	34.10	320,114	—	-1.56	-	-1.56
2014	10,299	13.62	-	34.64	341,098	—	8.01	-	8.01
	Alger Small Cap Growth Portfolio Class I-2 (Fund launched on August 13, 2018)
2018	4	11.46	-	11.46	40	—	-11.56	-	-11.56

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	At December 31,					For the year ended December 31,
		Accumulation Unit Value					Total Return
	Accumulation Units	Lowest to Highest			Net Assets	Investment Income Ratio*	Lowest to Highest**

	DWS Equity 500 Index VIP Class A
2018	4,792	$40.16	-	$40.16	$192,418	1.66%	-4.65	-	-4.65%
2017	4,968	42.11	-	42.11	209,200	1.71	21.53	-	21.53
2016	4,958	34.65	-	34.65	171,806	1.97	11.61	-	11.61
2015	4,799	31.05	-	31.05	148,997	1.66	1.13	-	1.13
2014	4,488	30.70	-	30.70	137,771	1.78	13.39	-	13.39
	DWS Global Income Builder VIP Class A II
2018	4,051	18.83	-	18.83	76,300	3.79	-7.66	-	-7.66
2017	4,229	20.40	-	20.40	86,255	2.95	16.54	-	16.54
2016	4,106	17.50	-	17.50	71,848	3.99	6.81	-	6.81
2015	3,882	16.38	-	16.38	63,618	3.00	-1.44	-	-1.44
2014	4,030	16.62	-	16.62	67,001	3.02	3.83	-	3.83
	DWS Small Cap Index VIP Class A
2018	1,165	44.17	-	44.17	51,397	0.96	-11.23	-	-11.23
2017	1,290	49.75	-	49.75	64,216	1.03	14.33	-	14.33
2016	1,625	43.52	-	43.52	70,708	1.02	21.03	-	21.03
2015	1,607	35.96	-	35.96	57,756	1.05	-4.60	-	-4.60
2014	1,809	37.69	-	37.69	68,175	0.94	4.74	-	4.74
	Fidelity® VIP Asset Manager Portfolio Initial Class
2018	3,170	25.60	-	25.60	81,175	1.77	-5.35	-	-5.35
2017	3,180	27.05	-	27.05	86,030	1.92	14.10	-	14.10
2016	3,156	23.71	-	23.71	74,828	1.48	3.07	-	3.07
2015	3,255	23.00	-	23.00	74,867	1.68	0.14	-	0.14
2014	3,021	22.97	-	22.97	69,393	1.43	5.83	-	5.83
	Fidelity® VIP Contrafund Portfolio Initial Class
2018	19,837	10.16	-	45.81	834,803	0.70	-14.44	-	-6.38
2017	20,904	21.28	-	48.93	943,832	1.02	21.88	-	21.88
2016	20,795	17.46	-	40.15	772,874	0.81	8.01	-	8.01
2015	21,582	16.17	-	37.17	745,161	0.91	0.67	-	0.67
2014	28,798	16.06	-	36.93	1,007,786	0.98	11.94	-	11.94
	Fidelity® VIP Disciplined Small Cap Portfolio Initial Class (Fund launched on August 13, 2018)
2018	2	9.68	-	9.68	15	1.08	-16.88	-	-16.88
	Fidelity® VIP Emerging Markets Portfolio Initial Class
2018	1,222	9.38	-	12.22	14,836	0.70	-18.00	-	-4.45
2017	1,071	14.90	-	14.90	15,939	0.73	47.40	-	47.40
2016	798	10.11	-	10.11	8,072	0.61	3.24	-	3.24
2015	530	9.79	-	9.79	5,189	0.60	-9.97	-	-9.97
2014	491	10.88	-	10.88	5,344	0.45	1.38	-	1.38

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	At December 31,					For the year ended December 31,
		Accumulation Unit Value					Total Return
	Accumulation Units	Lowest to Highest			Net Assets	Investment Income Ratio*	Lowest to Highest**

	Fidelity® VIP Equity-Income Portfolio Initial Class
2018	26,731	$17.08	-	$30.96	$793,490	2.30%	-8.29	-	-8.29%
2017	26,752	18.63	-	33.76	866,752	1.74	12.89	-	12.89
2016	26,037	16.50	-	29.90	746,939	2.34	18.02	-	18.02
2015	26,131	13.98	-	25.34	633,128	3.30	-3.96	-	-3.96
2014	25,676	14.56	-	26.38	648,622	2.87	8.72	-	8.72
	Fidelity® VIP Government Money Market Portfolio Initial Class
2018	35,759	10.57	-	15.02	503,499	1.64	1.65	-	1.65
2017	35,837	10.40	-	14.78	493,404	0.66	0.67	-	0.67
2016	36,157	10.33	-	14.68	505,045	0.20	0.20	-	0.20
2015	22,336	10.31	-	14.65	305,121	0.03	0.03	-	0.03
2014	19,869	10.30	-	14.64	272,395	0.01	0.01	-	0.01
	Fidelity® VIP Growth & Income Portfolio Initial Class
2018	2,175	19.09	-	19.09	41,531	0.40	-8.98	-	-8.98
2017	2,212	20.98	-	20.98	46,402	1.32	16.90	-	16.90
2016	1,965	17.95	-	17.95	35,258	1.81	16.08	-	16.08
2015	1,681	15.46	-	15.46	25,983	2.36	-2.27	-	-2.27
2014	1,394	15.82	-	15.82	22,053	1.60	10.47	-	10.47
	Fidelity® VIP Growth Portfolio Initial Class
2018	29,255	10.89	-	34.67	975,518	0.24	-13.11	-	-0.17
2017	30,327	23.24	-	34.73	1,015,154	0.22	35.13	-	35.13
2016	30,064	17.20	-	25.70	746,829	0.04	0.80	-	0.80
2015	29,998	17.06	-	25.50	739,218	0.26	7.17	-	7.17
2014	31,143	15.92	-	23.79	716,116	0.19	11.30	-	11.30
	Fidelity® VIP High Income Portfolio Initial Class
2018	1,079	17.65	-	17.65	19,036	5.88	-3.29	-	-3.29
2017	981	18.24	-	18.24	17,899	5.43	6.93	-	6.93
2016	969	17.06	-	17.06	16,528	5.77	14.61	-	14.61
2015	860	14.89	-	14.89	12,790	6.44	-3.63	-	-3.63
2014	934	15.45	-	15.45	14,422	4.91	1.16	-	1.16
	Fidelity® VIP Index 500 Portfolio Initial Class
2018	22,108	10.54	-	33.27	735,014	1.72	-12.72	-	-4.49
2017	25,101	34.83	-	34.83	874,263	1.74	21.71	-	21.71
2016	27,297	28.62	-	28.62	781,172	1.41	11.86	-	11.86
2015	30,259	25.58	-	25.58	774,149	1.85	1.33	-	1.33
2014	36,671	25.25	-	25.25	925,817	1.74	13.57	-	13.57
	Fidelity® VIP Index 500 Portfolio Service Class
2018	11,086	22.00	-	22.00	243,923	1.88	-4.59	-	-4.59
2017	9,120	23.06	-	23.06	210,281	1.64	21.59	-	21.59
2016	10,414	18.96	-	18.96	197,493	1.50	11.75	-	11.75
2015	8,890	16.97	-	16.97	150,873	1.81	1.24	-	1.24
2014	10,162	16.76	-	16.76	170,361	1.70	13.46	-	13.46

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	At December 31,					For the year ended December 31,
		Accumulation Unit Value					Total Return
	Accumulation Units	Lowest to Highest			Net Assets	Investment Income Ratio*	Lowest to Highest**

	Fidelity® VIP Investment Grade Bond Portfolio Initial Class
2018	18,524	$10.00	-	$18.57	$332,472	2.56%	-0.53	-	1.40%
2017	17,690	15.35	-	18.67	319,857	2.44	4.22	-	4.22
2016	17,126	14.72	-	17.91	297,426	2.44	4.74	-	4.74
2015	16,971	14.06	-	17.10	281,845	2.65	-0.60	-	-0.60
2014	16,695	14.14	-	17.21	278,809	2.19	5.83	-	5.83
	Fidelity® VIP Mid Cap Portfolio Initial Class
2018	2,377	9.61	-	19.44	46,196	0.66	-14.54	-	-6.09
2017	2,318	22.75	-	22.75	52,729	0.67	20.81	-	20.81
2016	2,750	18.83	-	18.83	51,772	0.57	12.23	-	12.23
2015	2,057	16.78	-	16.78	34,503	0.53	-1.39	-	-1.39
2014	1,950	17.01	-	17.01	33,169	0.26	6.29	-	6.29
	Fidelity® VIP Overseas Portfolio Initial Class
2018	11,716	9.20	-	21.64	253,205	1.60	-14.81	-	-3.44
2017	11,432	25.40	-	25.40	290,343	1.48	30.28	-	30.28
2016	11,589	19.49	-	19.49	225,912	1.50	-5.06	-	-5.06
2015	11,088	20.53	-	20.53	227,681	1.38	3.63	-	3.63
2014	11,743	19.81	-	19.81	232,695	1.39	-8.08	-	-8.08
	Fidelity® VIP Real Estate Portfolio Initial Class
2018	1,532	9.72	-	17.47	26,652	3.25	-6.22	-	-3.20
2017	1,533	18.63	-	18.63	28,546	1.86	4.07	-	4.07
2016	1,308	17.90	-	17.90	23,406	1.62	5.75	-	5.75
2015	1,071	16.92	-	16.92	18,134	2.16	3.71	-	3.71
2014	862	16.32	-	16.32	14,071	1.35	30.18	-	30.18
	Fidelity® VIP Value Portfolio Initial Class (Fund launched on August 13, 2018)
2018	1	9.35	-	9.35	6	0.94	-5.51	-	-5.51
	Fidelity® VIP Value Strategies Portfolio Initial Class
2018	387	17.50	-	17.50	6,768	0.99	-17.32	-	-17.32
2017	405	21.16	-	21.16	8,549	1.51	19.36	-	19.36
2016	392	17.73	-	17.73	6,941	1.17	9.62	-	9.62
2015	355	16.17	-	16.17	5,740	1.15	-2.99	-	-2.99
2014	376	16.67	-	16.67	6,266	1.14	6.80	-	6.80
	Franklin Templeton Global Bond VIP Fund Class 1
2018	1,639	17.02	-	17.02	27,886	—	2.21	-	2.21
2017	1,542	16.65	-	16.65	25,673	—	2.15	-	2.15
2016	1,451	16.30	-	16.30	23,643	—	3.21	-	3.21
2015	1,415	15.79	-	15.79	22,342	7.73	-4.10	-	-4.10
2014	1,358	16.47	-	16.47	22,358	4.86	2.12	-	2.12

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	At December 31,					For the year ended December 31,
		Accumulation Unit Value					Total Return
	Accumulation Units	Lowest to Highest			Net Assets	Investment Income Ratio*	Lowest to Highest**

	Franklin Templeton Income VIP Fund Class 1
2018	1,146	$16.72	-	$16.72	$19,168	4.91%	-4.09	-	-4.09%
2017	1,095	17.44	-	17.44	19,102	4.44	9.94	-	9.94
2016	1,077	15.86	-	15.86	17,089	4.82	14.33	-	14.33
2015	944	13.87	-	13.87	13,088	4.24	-6.84	-	-6.84
2014	1,063	14.89	-	14.89	15,824	4.62	4.92	-	4.92
	Franklin Templeton Mutual Global Discovery VIP Fund Class 1
2018	254	16.38	-	16.38	4,177	2.74	-11.01	-	-11.01
2017	250	18.40	-	18.40	4,585	1.98	8.88	-	8.88
2016	226	16.90	-	16.90	3,814	1.96	12.44	-	12.44
2015	161	15.03	-	15.03	2,429	3.22	-3.39	-	-3.39
2014	120	15.56	-	15.56	1,871	1.98	5.98	-	5.98
	Franklin Templeton Mutual Shares VIP Fund Class 1
2018	164	16.10	-	16.10	2,635	2.93	-8.86	-	-8.86
2017	305	17.66	-	17.66	5,382	2.59	8.64	-	8.64
2016	297	16.26	-	16.26	4,826	2.24	16.35	-	16.35
2015	273	13.98	-	13.98	3,818	3.36	-4.69	-	-4.69
2014	267	14.66	-	14.66	3,921	2.32	7.38	-	7.38
	Franklin Templeton Small Cap Value VIP Fund Class 1
2018	2,031	20.25	-	20.25	41,140	1.12	-12.69	-	-12.69
2017	1,962	23.20	-	23.20	45,516	0.71	10.92	-	10.92
2016	1,964	20.91	-	20.91	41,060	1.09	30.54	-	30.54
2015	2,077	16.02	-	16.02	33,269	0.90	-7.18	-	-7.18
2014	1,853	17.26	-	17.26	31,981	0.83	0.88	-	0.88
	Franklin Templeton Small-Mid Cap Growth VIP Fund Class 1
2018	902	20.89	-	20.89	18,855	—	-5.15	-	-5.15
2017	875	22.02	-	22.02	19,280	—	21.75	-	21.75
2016	837	18.09	-	18.09	15,129	—	4.40	-	4.40
2015	742	17.33	-	17.33	12,842	—	-2.44	-	-2.44
2014	806	17.76	-	17.76	14,307	—	7.78	-	7.78
	Franklin Templeton Strategic Income VIP Fund Class 1
2018	727	16.03	-	16.03	11,647	2.86	-1.91	-	-1.91
2017	607	16.34	-	16.34	9,922	3.24	4.74	-	4.74
2016	560	15.60	-	15.60	8,723	3.56	8.25	-	8.25
2015	450	14.41	-	14.41	6,479	6.86	-3.62	-	-3.62
2014	376	14.95	-	14.95	5,620	4.68	2.12	-	2.12
	Franklin Templeton U.S. Government Securities VIP Fund Class 1
2018	1,214	13.11	-	13.11	15,919	2.92	0.60	-	0.60
2017	1,268	13.03	-	13.03	16,527	2.81	1.66	-	1.66
2016	1,244	12.82	-	12.82	15,944	2.70	0.90	-	0.90
2015	1,246	12.70	-	12.70	15,823	2.63	0.71	-	0.71
2014	1,314	12.61	-	12.61	16,575	2.89	3.64	-	3.64

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	At December 31,					For the year ended December 31,
		Accumulation Unit Value					Total Return
	Accumulation Units	Lowest to Highest			Net Assets	Investment Income Ratio*	Lowest to Highest**

	Guggenheim VT U.S. Long Short Equity Fund
2018	1,173	$23.71	-	$23.71	$27,804	—%	-12.94	-	-12.94%
2017	1,211	27.24	-	27.24	32,960	0.36	14.85	-	14.85
2016	1,300	23.72	-	23.72	30,807	—	0.65	-	0.65
2015	1,346	23.56	-	23.56	31,711	—	1.26	-	1.26
2014	1,427	23.27	-	23.27	33,202	—	2.79	-	2.79
	Invesco V.I. American Franchise
2018	12,185	19.53	-	19.53	237,934	—	-3.62	-	-3.62
2017	12,945	20.26	-	20.26	262,283	0.09	27.34	-	27.34
2016	13,335	15.91	-	15.91	212,180	—	2.27	-	2.27
2015	13,400	15.56	-	15.56	208,492	—	5.01	-	5.01
2014	14,569	14.82	-	14.82	215,867	0.04	8.44	-	8.44
	Invesco V.I. American Value
2018	224	18.22	-	18.22	4,102	0.47	-12.65	-	-12.65
2017	279	20.86	-	20.86	5,808	0.84	9.96	-	9.96
2016	247	18.97	-	18.97	4,681	0.38	15.49	-	15.49
2015	221	16.42	-	16.42	3,630	0.29	-9.13	-	-9.13
2014	250	18.07	-	18.07	4,514	0.48	9.75	-	9.75
	Invesco V.I. Core Equity
2018	1,034	19.64	-	19.64	20,303	0.92	-9.39	-	-9.39
2017	1,006	21.68	-	21.68	21,787	1.07	13.17	-	13.17
2016	966	19.15	-	19.15	18,496	0.71	10.26	-	10.26
2015	1,088	17.37	-	17.37	18,891	1.07	-5.77	-	-5.77
2014	1,234	18.44	-	18.44	22,750	0.88	8.15	-	8.15
	Invesco V.I. Government Securities
2018	3,787	11.56	-	11.56	43,791	2.11	0.56	-	0.56
2017	4,016	11.50	-	11.50	46,174	2.15	1.96	-	1.96
2016	3,745	11.28	-	11.28	42,240	1.98	1.23	-	1.23
2015	3,955	11.14	-	11.14	44,063	2.26	0.34	-	0.34
2014	3,722	11.10	-	11.10	41,327	3.21	4.14	-	4.14
	Invesco V.I. Growth and Income Fund Series I
2018	7,113	18.78	-	36.96	248,453	2.05	-13.38	-	-13.38
2017	7,281	21.68	-	42.67	295,510	1.53	14.32	-	14.32
2016	7,131	18.96	-	37.32	254,262	1.08	19.69	-	19.69
2015	7,599	15.84	-	31.18	227,955	2.99	-3.06	-	-3.06
2014	7,354	16.34	-	32.17	227,150	1.76	10.28	-	10.28
	Invesco V.I. High Yield
2018	2,184	13.60	-	13.60	29,707	5.12	-3.35	-	-3.35
2017	2,168	14.07	-	14.07	30,518	4.13	6.30	-	6.30
2016	2,135	13.24	-	13.24	28,264	4.26	11.21	-	11.21
2015	2,020	11.90	-	11.90	24,048	5.52	-3.17	-	-3.17
2014	1,980	12.29	-	12.29	24,342	5.00	1.73	-	1.73

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	At December 31,					For the year ended December 31,
		Accumulation Unit Value					Total Return
	Accumulation Units	Lowest to Highest			Net Assets	Investment Income Ratio*	Lowest to Highest**

	Invesco V.I. International Growth Fund Series I (Fund launched on August 13, 2018)
2018	7	$9.09	-	$9.09	$68	—%	-5.42	-	-5.42%
	Invesco V.I. Mid Cap Core Equity
2018	4,137	23.61	-	23.61	97,674	0.51	-11.35	-	-11.35
2017	4,260	26.63	-	26.63	113,482	0.54	14.92	-	14.92
2016	4,195	23.18	-	23.18	97,237	0.08	13.43	-	13.43
2015	4,269	20.43	-	20.43	87,220	0.34	-4.03	-	-4.03
2014	4,604	21.29	-	21.29	98,018	0.04	4.43	-	4.43
	Invesco V.I. Mid Cap Growth Fund Series II
2018	2,121	28.38	-	28.38	60,203	—	-5.87	-	-5.87
2017	2,228	30.15	-	30.15	67,149	—	22.14	-	22.14
2016	2,246	24.69	-	24.69	55,456	—	0.57	-	0.57
2015	2,307	24.54	-	24.54	56,634	—	1.04	-	1.04
2014	9,058	24.29	-	24.29	220,029	—	7.69	-	7.69
	Invesco V.I. Value Opportunity
2018	3,635	16.65	-	16.65	60,518	0.33	-19.18	-	-19.18
2017	4,337	20.60	-	20.60	89,320	0.39	17.44	-	17.44
2016	4,582	17.54	-	17.54	80,355	0.39	18.34	-	18.34
2015	4,391	14.82	-	14.82	65,072	2.66	-10.40	-	-10.40
2014	4,497	16.54	-	16.54	74,381	1.33	6.62	-	6.62
	Janus Henderson Balanced Portfolio Institutional Shares
2018	1,031	10.88	-	21.48	22,146	2.17	-2.54	-	0.68
2017	977	21.34	-	21.34	20,852	1.67	18.43	-	18.43
2016	871	18.02	-	18.02	15,700	2.40	4.60	-	4.60
2015	680	17.22	-	17.22	11,712	1.85	0.62	-	0.62
2014	663	17.12	-	17.12	11,350	1.82	8.51	-	8.51
	Janus Henderson Balanced Portfolio Service Shares
2018	11,015	34.96	-	34.96	385,126	1.78	0.43	-	0.43
2017	10,899	34.81	-	34.81	379,423	1.41	18.13	-	18.13
2016	10,481	29.47	-	29.47	308,863	1.89	4.32	-	4.32
2015	10,523	28.25	-	28.25	297,274	1.66	0.41	-	0.41
2014	10,621	28.13	-	28.13	298,792	1.54	8.24	-	8.24
	Janus Henderson Enterprise Portfolio Institutional Shares
2018	1,021	25.87	-	25.87	26,417	0.23	-0.41	-	-0.41
2017	861	25.97	-	25.97	22,362	0.26	27.42	-	27.42
2016	834	20.38	-	20.38	16,998	0.73	12.36	-	12.36
2015	789	18.14	-	18.14	14,300	0.85	4.03	-	4.03
2014	744	17.44	-	17.44	12,973	0.12	12.52	-	12.52

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	At December 31,					For the year ended December 31,
		Accumulation Unit Value					Total Return
	Accumulation Units	Lowest to Highest			Net Assets	Investment Income Ratio*	Lowest to Highest**

	Janus Henderson Flexible Bond Portfolio Institutional Shares
2018	1,127	$16.11	-	$16.11	$18,167	3.17%	-1.00	-	-1.00%
2017	1,127	16.27	-	16.27	18,326	2.93	3.62	-	3.62
2016	1,132	15.70	-	15.70	17,790	2.88	2.46	-	2.46
2015	1,135	15.33	-	15.33	17,402	2.35	0.22	-	0.22
2014	1,084	15.29	-	15.29	16,580	3.51	4.94	-	4.94
	Janus Henderson Forty Portfolio Institutional Shares
2018	2,599	21.44	-	42.72	106,205	—	1.98	-	1.98
2017	3,268	21.02	-	41.89	132,267	—	30.31	-	30.31
2016	3,203	16.13	-	32.14	98,773	0.81	2.20	-	2.20
2015	3,029	15.78	-	31.45	91,632	—	12.22	-	12.22
2014	2,882	14.07	-	28.03	78,133	0.15	8.73	-	8.73
	Janus Henderson Global Research Portfolio Service Shares
2018	1,631	27.73	-	27.73	45,232	0.99	-7.08	-	-7.08
2017	1,569	29.84	-	29.84	46,827	0.70	26.68	-	26.68
2016	1,628	23.56	-	23.56	38,363	0.95	1.82	-	1.82
2015	1,584	23.14	-	23.14	36,626	0.55	-2.53	-	-2.53
2014	1,526	23.74	-	23.74	36,220	0.95	7.18	-	7.18
	Janus Henderson Global Technology Portfolio Institutional Shares
2018	598	11.51	-	33.49	19,843	—	-1.60	-	1.19
2017	518	33.09	-	33.09	17,151	—	45.09	-	45.09
2016	527	22.81	-	22.81	12,016	0.20	14.21	-	14.21
2015	492	19.97	-	19.97	9,813	—	4.85	-	4.85
2014	469	19.05	-	19.05	8,924	—	9.64	-	9.64
	Janus Henderson Mid Cap Value Portfolio Institutional Shares
2018	519	9.45	-	18.47	9,591	1.09	-13.63	-	-5.57
2017	450	21.38	-	21.38	9,626	0.80	13.94	-	13.94
2016	412	18.77	-	18.77	7,726	1.05	19.03	-	19.03
2015	351	15.77	-	15.77	5,536	1.27	-3.47	-	-3.47
2014	267	16.33	-	16.33	4,362	1.08	8.77	-	8.77
	Janus Henderson Mid Cap Value Portfolio Service Shares
2018	4,580	28.17	-	28.17	128,996	0.89	-13.82	-	-13.82
2017	4,997	32.69	-	32.69	163,365	0.63	13.63	-	13.63
2016	4,942	28.77	-	28.77	142,165	0.90	18.76	-	18.76
2015	5,075	24.22	-	24.22	122,934	1.02	-3.69	-	-3.69
2014	5,279	25.15	-	25.15	132,766	1.25	8.44	-	8.44
	Janus Henderson Overseas Portfolio Institutional Shares
2018	3,153	7.81	-	7.81	24,635	1.66	-14.94	-	-14.94
2017	3,070	9.18	-	9.18	28,197	1.80	31.12	-	31.12
2016	2,711	7.01	-	7.01	18,990	4.59	-6.45	-	-6.45
2015	2,150	7.49	-	7.49	16,098	0.63	-8.59	-	-8.59
2014	1,972	8.19	-	8.19	16,152	2.77	-11.87	-	-11.87

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	At December 31,					For the year ended December 31,
		Accumulation Unit Value					Total Return
	Accumulation Units	Lowest to Highest			Net Assets	Investment Income Ratio*	Lowest to Highest**

	Janus Henderson Overseas Portfolio Service Shares
2018	10,334	$7.66	-	$7.66	$79,103	1.66%	-15.14	-	-15.14%
2017	11,069	9.02	-	9.02	99,849	1.65	30.80	-	30.80
2016	10,837	6.90	-	6.90	74,736	4.90	-6.71	-	-6.71
2015	9,803	7.39	-	7.39	72,465	0.54	-8.80	-	-8.80
2014	9,012	8.11	-	8.11	73,048	3.03	-12.10	-	-12.10
	Lazard Retirement Emerging Markets Equity Portfolio
2018	475	52.21	-	52.21	24,769	1.70	-18.56	-	-18.56
2017	576	64.10	-	64.10	36,893	1.84	27.82	-	27.82
2016	551	50.15	-	50.15	27,625	1.08	20.78	-	20.78
2015	569	41.52	-	41.52	23,628	1.23	-20.05	-	-20.05
2014	510	51.94	-	51.94	26,483	1.75	-4.64	-	-4.64
	Legg Mason ClearBridge Variable Large Cap Value Portfolio Class I
2018	5,738	26.34	-	26.34	151,145	1.56	-8.87	-	-8.87
2017	5,685	28.91	-	28.91	164,337	1.42	14.84	-	14.84
2016	5,658	25.17	-	25.17	142,439	1.52	13.00	-	13.00
2015	6,152	22.28	-	22.28	137,071	1.49	-2.87	-	-2.87
2014	6,319	22.94	-	22.94	144,933	2.92	11.71	-	11.71
	Legg Mason Western Assets Variable Global High Yield Bond Portfolio Class I
2018	4,783	22.53	-	22.53	107,796	5.35	-3.92	-	-3.92
2017	4,627	23.45	-	23.45	108,521	5.52	8.65	-	8.65
2016	4,460	21.59	-	21.59	96,269	6.40	15.60	-	15.60
2015	4,784	18.67	-	18.67	89,322	6.23	-5.84	-	-5.84
2014	4,986	19.83	-	19.83	98,874	7.13	-1.15	-	-1.15
	MFS® High Yield Portfolio Initial Class
2018	4,443	12.06	-	12.06	53,555	5.57	-3.08	-	-3.08
2017	4,608	12.44	-	12.44	57,313	6.49	6.69	-	6.69
2016	4,507	11.66	-	11.66	52,539	6.64	13.82	-	13.82
2015	4,794	10.24	-	10.24	49,109	7.24	-4.22	-	-4.22
2014	5,047	10.69	-	10.69	53,969	5.54	2.81	-	2.81
	MFS® Investors Trust Series Initial Class
2018	664	29.62	-	29.62	19,653	0.64	-5.49	-	-5.49
2017	670	31.34	-	31.34	20,992	0.74	23.35	-	23.35
2016	682	25.41	-	25.41	17,340	0.86	8.59	-	8.59
2015	649	23.40	-	23.40	15,184	0.95	0.22	-	0.22
2014	620	23.35	-	23.35	14,484	0.96	11.01	-	11.01
	MFS® Mass. Investors Growth Stock Portfolio Initial Class (Fund launched on March 27, 2015)
2018	4,820	13.54	-	13.54	65,261	0.58	0.81	-	0.81
2017	4,743	13.43	-	13.43	63,699	0.67	28.42	-	28.42
2016	4,781	10.46	-	10.46	50,001	0.60	6.08	-	6.08
2015	4,819	9.86	-	9.86	47,513	1.00	-1.40	-	-1.40

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	At December 31,					For the year ended December 31,
		Accumulation Unit Value					Total Return
	Accumulation Units	Lowest to Highest			Net Assets	Investment Income Ratio*	Lowest to Highest**

	MFS® New Discovery Series Initial Class
2018	3,372	$56.35	-	$56.35	$190,039	—%	-1.48	-	-1.48%
2017	3,453	57.20	-	57.20	197,484	—	26.65	-	26.65
2016	3,489	45.16	-	45.16	157,536	—	9.05	-	9.05
2015	3,462	41.41	-	41.41	143,353	—	-1.89	-	-1.89
2014	7,095	42.21	-	42.21	299,458	—	-7.26	-	-7.26
	MFS® Total Return Series Initial Class
2018	3,284	32.03	-	32.03	105,200	2.24	-5.61	-	-5.61
2017	3,157	33.93	-	33.93	107,102	2.34	12.30	-	12.30
2016	3,089	30.22	-	30.22	93,347	2.88	9.09	-	9.09
2015	3,016	27.70	-	27.70	83,543	2.67	-0.37	-	-0.37
2014	2,824	27.80	-	27.80	78,518	2.09	8.50	-	8.50
	MFS® Utilities Series Initial Class
2018	1,121	61.34	-	61.34	68,744	1.11	1.06	-	1.06
2017	1,206	60.70	-	60.70	73,217	4.46	14.83	-	14.83
2016	1,185	52.86	-	52.86	62,581	3.84	11.47	-	11.47
2015	1,253	47.42	-	47.42	59,394	4.40	-14.52	-	-14.52
2014	1,261	55.47	-	55.47	69,946	2.31	12.73	-	12.73
	MFS® Value Series Initial Class
2018	2,162	30.31	-	30.31	65,550	1.58	-10.09	-	-10.09
2017	2,169	33.71	-	33.71	73,094	1.77	17.65	-	17.65
2016	2,511	28.65	-	28.65	71,944	2.14	14.09	-	14.09
2015	2,400	25.11	-	25.11	60,268	2.36	-0.74	-	-0.74
2014	2,242	25.30	-	25.30	56,724	1.82	10.51	-	10.51
	Morgan Stanley VIF Emerging Markets Equity Portfolio Class I
2018	2,137	9.18	-	9.18	19,611	0.45	-17.47	-	-17.47
2017	1,948	11.12	-	11.12	21,670	0.77	35.06	-	35.06
2016	1,819	8.23	-	8.23	14,980	0.51	6.74	-	6.74
2015	1,617	7.71	-	7.71	12,467	0.83	-10.69	-	-10.69
2014	1,309	8.64	-	8.64	11,305	0.41	-4.49	-	-4.49
	Morgan Stanley VIF Growth Portfolio Class I
2018	2,288	31.70	-	49.14	105,770	—	7.54	-	7.54
2017	2,280	29.48	-	45.69	100,950	—	43.15	-	43.15
2016	2,388	20.59	-	31.92	74,174	—	-1.64	-	-1.64
2015	2,244	20.94	-	32.45	71,827	—	12.24	-	12.24
2014	2,222	18.65	-	28.91	63,021	—	6.36	-	6.36
	Morgan Stanley VIF U.S. Real Estate Portfolio Class I
2018	2,769	44.83	-	44.83	124,100	2.77	-7.71	-	-7.71
2017	2,663	48.57	-	48.57	129,378	1.50	3.11	-	3.11
2016	2,523	47.11	-	47.11	118,900	1.21	6.81	-	6.81
2015	2,931	44.10	-	44.10	129,246	1.32	2.17	-	2.17
2014	2,846	43.17	-	43.17	122,837	1.44	29.72	-	29.72

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	At December 31,					For the year ended December 31,
		Accumulation Unit Value					Total Return
	Accumulation Units	Lowest to Highest			Net Assets	Investment Income Ratio*	Lowest to Highest***

	Morningstar Aggressive Growth ETF Asset Allocation Portfolio Class I
2018	19,479	$9.91	-	$23.99	$301,592	1.70%	-9.17	-	-6.59%
2017	17,338	17.05	-	17.05	295,675	1.55	20.17	-	20.17
2016	14,804	14.19	-	14.19	210,083	1.68	11.45	-	11.45
2015	12,152	12.73	-	12.73	154,749	1.58	-2.65	-	-2.65
2014	10,261	13.08	-	13.08	134,215	1.21	4.74	-	4.74
	Morningstar Balanced ETF Asset Allocation Portfolio Class I
2018	21,947	15.16	-	19.99	332,610	2.27	-6.02	-	-6.02
2017	21,160	16.13	-	16.13	341,249	2.02	13.65	-	13.65
2016	18,962	14.19	-	14.19	269,063	2.02	8.69	-	8.69
2015	18,929	13.06	-	17.22	251,186	1.81	-1.97	-	-1.97
2014	16,263	13.32	-	17.56	220,303	1.49	4.79	-	4.79
	Morningstar Conservative ETF Asset Allocation Portfolio Class I
2018	4,304	13.51	-	14.61	58,170	2.44	-2.09	-	-2.09
2017	4,012	13.80	-	14.92	55,380	2.18	6.45	-	6.45
2016	3,431	12.97	-	12.97	44,487	1.84	4.88	-	4.88
2015	3,256	12.36	-	12.36	40,252	1.53	-0.96	-	-0.96
2014	2,919	12.48	-	12.48	36,432	1.47	3.10	-	3.10
	Morningstar Growth ETF Asset Allocation Portfolio Class I
2018	35,172	9.92	-	22.57	526,414	1.88	-7.85	-	-6.54
2017	28,954	16.83	-	24.49	494,512	1.66	17.68	-	17.68
2016	25,922	14.30	-	20.81	376,550	1.89	9.88	-	9.88
2015	21,478	13.02	-	18.94	284,563	1.69	-2.22	-	-2.22
2014	17,841	13.31	-	19.37	243,341	1.29	4.85	-	4.85
	Morningstar Income and Growth ETF Asset Allocation Portfolio Class I
2018	10,287	14.33	-	17.05	147,394	2.69	-3.99	-	-3.99
2017	8,870	14.92	-	14.92	132,374	2.11	10.12	-	10.12
2016	8,717	13.55	-	13.55	118,127	2.39	6.73	-	6.73
2015	6,766	12.70	-	12.70	85,918	2.05	-1.52	-	-1.52
2014	5,461	12.89	-	12.89	70,414	1.66	3.63	-	3.63
	Oppenheimer Conservative Balance Fund/VA
2018	1,295	12.20	-	12.20	15,796	1.82	-5.32	-	-5.32
2017	1,371	12.89	-	12.89	17,661	1.80	9.25	-	9.25
2016	1,003	11.79	-	11.79	11,825	2.37	5.26	-	5.26
2015	959	11.20	-	11.20	10,752	1.98	0.83	-	0.83
2014	809	11.11	-	11.11	8,995	1.93	8.20	-	8.20
	Oppenheimer Discovery Mid-Cap Growth Fund/VA
2018	5,227	24.96	-	24.96	130,479	—	-6.08	-	-6.08
2017	5,049	26.58	-	26.58	134,186	0.03	28.79	-	28.79
2016	5,188	20.64	-	20.64	107,069	—	2.33	-	2.33
2015	5,818	20.17	-	20.17	117,330	—	6.61	-	6.61
2014	6,030	18.92	-	18.92	114,077	—	5.78	-	5.78

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	At December 31,					For the year ended December 31,
		Accumulation Unit Value					Total Return
	Accumulation Units	Accumulation Unit Value			Net Assets	Investment Income Ratio*	Total Return**

	Oppenheimer Global Fund/VA
2018	827	$18.08	-	$18.08	$14,953	0.99%	-13.18	-	-13.18%
2017	745	20.82	-	20.82	15,517	0.91	36.66	-	36.66
2016	677	15.24	-	15.24	10,317	1.03	0.08	-	0.08
2015	487	15.22	-	15.22	7,423	1.23	3.94	-	3.94
2014	414	14.65	-	14.65	6,066	1.13	2.29	-	2.29
	Oppenheimer Global Fund/VA Service Shares
2018	12,850	28.10	-	28.10	361,052	0.77	-13.39	-	-13.39
2017	13,398	32.44	-	32.44	434,663	0.73	36.32	-	36.32
2016	13,454	23.80	-	23.80	320,176	0.70	-0.16	-	-0.16
2015	14,876	23.84	-	23.84	354,604	1.12	3.67	-	3.67
2014	15,222	22.99	-	22.99	349,994	0.84	2.06	-	2.06
	Oppenheimer Global Strategic Income Fund/VA
2018	411	14.13	-	14.13	5,811	5.09	-4.40	-	-4.40
2017	378	14.78	-	14.78	5,586	2.28	6.27	-	6.27
2016	356	13.91	-	13.91	4,947	5.21	6.53	-	6.53
2015	350	13.06	-	13.06	4,554	5.98	-2.26	-	-2.26
2014	321	13.36	-	13.36	4,284	4.29	2.84	-	2.84
	Oppenheimer International Growth Fund/VA
2018	3,977	13.00	-	42.83	97,297	0.87	-19.42	-	-19.42
2017	3,708	16.14	-	53.15	114,642	1.48	26.29	-	26.29
2016	3,609	12.78	-	42.08	89,977	1.11	-2.12	-	-2.12
2015	3,515	13.05	-	42.99	94,486	0.85	3.43	-	3.43
2014	5,016	12.62	-	41.57	157,469	1.18	-7.22	-	-7.22
	Oppenheimer Main Street Fund®/VA (Fund launched on April 28, 2017)
2018	875	10.05	-	10.05	8,780	1.16	-7.89	-	-7.89
2017	908	10.91	-	10.91	9,901	2.16	9.08	-	9.08
	Oppenheimer Main Street Small Cap Fund®/VA
2018	12,875	22.77	-	49.82	612,383	0.30	-10.32	-	-10.32
2017	13,708	25.39	-	55.56	726,061	0.85	14.16	-	14.16
2016	13,735	22.24	-	48.67	641,064	0.49	18.05	-	18.07
2015	14,711	18.84	-	41.22	585,475	0.90	-5.90	-	-5.90
2014	14,939	20.02	-	43.81	632,391	0.84	11.93	-	11.93
	Oppenheimer Total Return Bond Fund/VA
2018	781	10.27	-	10.27	8,014	3.31	-1.02	-	-1.02
2017	667	10.38	-	10.38	6,918	2.22	4.59	-	4.59
2016	482	9.92	-	9.92	4,779	3.66	3.27	-	3.27
2015	398	9.61	-	9.61	3,822	3.94	0.96	-	0.96
2014	328	9.52	-	9.52	3,118	5.04	7.27	-	7.27

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	At December 31,					For the year ended December 31,
		Accumulation Unit Value					Total Return
	Accumulation Units	Accumulation Unit Value			Net Assets	Investment Income Ratio*	Total Return**

	PIMCO VIT Int. Bond Portfolio U.S. Dollar-Hedged Admin. Shares
2018	2,010	$23.24	-	$23.24	$46,711	1.32%	2.12	-	2.12%
2017	2,003	22.76	-	22.76	45,606	4.89	2.76	-	2.76
2016	1,953	22.15	-	22.15	43,258	1.35	6.48	-	6.48
2015	2,431	20.80	-	20.80	50,566	3.14	0.29	-	0.29
2014	2,394	20.74	-	20.74	49,645	1.80	11.17	-	11.17
	PIMCO VIT Real Return Portfolio Admin. Shares
2018	7,497	17.31	-	17.31	129,776	2.46	-2.20	-	-2.20
2017	6,729	17.70	-	17.70	119,121	2.39	3.66	-	3.66
2016	6,172	17.08	-	17.08	105,397	2.25	5.20	-	5.20
2015	6,289	16.23	-	16.23	102,083	4.16	-2.71	-	-2.71
2014	6,536	16.68	-	16.68	109,041	1.47	3.89	-	3.89
	PIMCO VIT Total Return Portfolio Admin. Shares
2018	11,733	21.93	-	21.93	257,247	2.55	-0.53	-	-0.53
2017	10,834	22.04	-	22.04	238,806	2.04	4.92	-	4.92
2016	10,083	21.01	-	21.01	211,850	2.12	2.68	-	2.68
2015	9,578	20.46	-	20.46	195,977	5.05	0.45	-	0.45
2014	9,433	20.37	-	20.37	192,141	2.26	4.45	-	4.45
	Putnam VT High Yield Fund Class IA
2018	2,386	30.57	-	30.57	72,919	5.83	-3.59	-	-3.59
2017	2,658	31.71	-	31.71	84,303	5.92	7.22	-	7.22
2016	2,564	29.57	-	29.57	75,806	6.27	15.66	-	15.66
2015	2,514	25.57	-	25.57	64,273	7.02	-5.14	-	-5.14
2014	2,544	26.95	-	26.95	68,567	6.13	1.91	-	1.91
	Putnam VT International Value Fund Class IA
2018	1,041	25.25	-	25.25	26,266	2.21	-17.38	-	-17.38
2017	961	30.56	-	30.56	29,353	1.64	25.06	-	25.06
2016	904	24.44	-	24.44	22,078	2.49	1.28	-	1.28
2015	851	24.13	-	24.13	20,506	0.59	-1.71	-	-1.71
2014	3,479	24.55	-	24.55	85,382	1.54	-9.29	-	-9.29
	T. Rowe Price Blue Chip Growth Portfolio I
2018	7,154	39.06	-	39.06	279,421	—	1.92	-	1.92
2017	6,640	38.32	-	38.32	254,468	—	36.17	-	36.17
2016	6,750	28.14	-	28.14	189,958	—	0.78	-	0.78
2015	7,020	27.93	-	27.93	196,063	—	11.05	-	11.05
2014	7,926	25.15	-	25.15	199,316	—	9.17	-	9.17
	T. Rowe Price Equity Income Portfolio I
2018	11,974	35.93	-	35.93	430,276	2.03	-9.50	-	-9.50
2017	11,982	39.71	-	39.71	475,764	1.78	16.02	-	16.02
2016	12,861	34.22	-	34.22	440,156	2.32	19.17	-	19.17
2015	13,073	28.72	-	28.72	375,435	1.82	-6.85	-	-6.85
2014	13,974	30.83	-	30.83	430,833	1.75	7.38	-	7.38

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

7.    Financial Highlights (continued)

	At December 31,					For the year ended December 31,
		Accumulation Unit Value					Total Return
	Accumulation Units	Accumulation Unit Value			Net Assets	Investment Income Ratio*	Total Return**

	VanEck VIP Emerging Markets Fund Initial Class
2018	3,462	$32.89	-	$32.89	$113,849	0.28%	-23.49	-	-23.49%
2017	3,302	42.98	-	42.98	141,927	0.41	51.03	-	51.03
2016	3,236	28.46	-	28.46	92,100	0.45	0.10	-	0.10
2015	3,586	28.43	-	28.43	101,949	0.56	-13.99	-	-13.99
2014	3,502	33.06	-	33.06	115,762	0.51	-0.41	-	-0.41
	VanEck VIP Global Hard Assets Fund Initial Class
2018	1,979	19.80	-	19.80	39,193	—	-28.28	-	-28.28
2017	1,722	27.61	-	27.61	47,522	—	-1.70	-	-1.70
2016	1,371	28.08	-	28.08	38,497	0.36	43.71	-	43.71
2015	1,456	19.54	-	19.54	28,450	0.04	-33.45	-	-33.45
2014	1,987	29.36	-	29.36	58,329	0.10	-19.10	-	-19.10

PART C
OTHER INFORMATION
Item 26. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Resolution of the Board of Directors of Allstate Life Insurance Company of New York authorizing establishment of the Allstate Life of New York Variable Life Separate Account A dated August 1, 1996./1

(b)	Not Applicable

(c)	(i) Form of Principal Underwriting Agreement. /2

(ii)	Form of Selling Agreement. /2

(iii)	Form of Schedule of Sales Commissions. /2

(d)	Form of the TotalAccumulator Flexible Premium Variable Adjustable Life Policy. /3

(e)	Form of Application for the TotalAccumulator Flexible Premium Variable Adjustable Life Policy /3

(f)
Restated Certificate of Incorporation of Allstate Life Insurance Company of New York (Previously filed in Depositor's Form 10-K annual report dated March 30, 1999 and incorporated herein by reference).

(g)	Contracts of Reinsurance - Not Applicable

(h)	Fund Participation Agreements:

(1)	Form of Participation Agreement between The Alger American Fund and Allstate Life Insurance Company of New York /1

(2)	Form of Participation Agreement between Alliance Bernstein Variable Products Series Fund, Inc. and Allstate Life Insurance Company of New York /4

(3)	Form of Participation Agreement between Fidelity(R) Variable Insurance Products and Allstate Life Insurance Company of New York /7

(4)	Form of Participation Agreement between Franklin Templeton Variable Insurance Products Trust and Allstate Life Insurance Company of New York /5

(5)	Form of Participation Agreement between Financial Investors Variable Insurance Trust and Allstate Life Insurance Company of New York /7

(6)	Form of Participation Agreement between Janus Aspen Series and Allstate Life Insurance Company of New York /1

(7)	Form of Participation Agreement between Oppenheimer Variable Account Funds and Allstate Life Insurance Company of New York /1

(8)	Form of Participation Agreement between Panorama Series Funds, Inc. and Allstate Life Insurance Company of New York /1

(9)	Form of Participation Agreement between Van Kampen Life Investment Trust and Allstate Life Insurance Company of New York /1

(10)	Form of Participation Agreement between The Universal Institutional Funds, Inc. and Allstate Life Insurance Company of New York /1

(i)	Administrative Contracts - Not Applicable

(j)	Other Material Contracts - Not Applicable

(k)	Opinion and Consent of Angela K. Fontana, Vice President, Secretary and General Counsel of Allstate Life Insurance Company of New York. (file herewith)

(l)	Actuarial Opinion and Consent. /6

(m)	Sample Calculation. /3

(n)	Other Consents:

(1)	Consent of Independent Registered Public Accounting Firm (file herewith)

(o)	Omitted Financial Statements - Not Applicable

(p)	Initial Capital Arrangements - Not Applicable

(q)	Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(ii). /3
(99)(a) Powers of Attorney for Maureen A. Buckley, Angela K. Fontana, Mary Jane Fortin, John R. Hurley, Mario Imbarrato, Samuel H. Pilch, John R. Raben, Jr., P. John Rugel, Brian P. Stricker, Eric K. Ferren. /8
(99)(b) Power of Attorney for Gene L. Lunman (file herewith)
/1 Incorporated by reference from Registration Statement on Form N-6 for Allstate Life of New York Variable Life Separate Account A, filed November 1, 2002 (File No. 333-100934).
/2 Incorporated by reference from Pre-Effective Amendment No. 1 to Registration Statement on Form N6 for Allstate Life of New York Variable Life Separate Account A, File No. 333-100935, dated June 30, 2003.
/3 Incorporated by reference from Registration Statement on Form N6 for Allstate Life of New York Variable Life Separate Account A, File No. 333-148225, 811-21250, filed December 12, 2007.
/4 Incorporated by reference from Post-Effective Amendment No. 16 to Form N-4 Registration Statement (File No. 033-35445) dated May 1, 2000.
/5 Incorporated by reference from Post-Effective Amendment No. 9 to Form N-4 Registration Statement (File No. 333-74411) dated October 31, 2002.
/6 Incorporated by reference from Pre-Effective Amendment No. 1 to Registration Statement on Form N-6 for Allstate Life of New York Variable Life Separate Account A, filed March 21, 2008 (File No. 333-148225, 811-21250).
/7 Incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement on Form N-6 for Allstate Life of New York Variable Life Separate Account A, filed April 25, 2008 (File No. 333-148225, 811-21250).
/8 Incorporated by reference from Post-effective Amendment No. 11 to Registration Statement on Form N-6 for Allstate Life of New York Variable Life Separate Account A, filed April 16, 2018 (File No. 333-148225, 811-21250).

NAME AND PRINCIPAL BUSINESS ADDRESS*	POSITION AND OFFICE WITH DEPOSITOR OF THE ACCOUNT
Buckley, Maureen A.	Director
Fontana, Angela K.	Director, Vice President, General Counsel and Secretary
Fortin, Mary Jane	Director, Chairman of the Board, President and Chief Executive Officer
Hurley, John R.	Director
Imbarrato, Mario	Director, Vice President and Chief Financial Officer
Stricker, Brian P.	Director and Senior Vice President
Pilch, Samuel H.	Director and Senior Group Vice President
Raben, Jr., John R.	Director
Rugel, P. John	Director, Senior Vice President and Chief Administrative Officer
Lunman, Gene L.	Director
Ferren, Eric K.	Senior Vice President and Controller
Dugenske, John E.	Executive Vice President and Chief Investment and Corporate Strategy Officer
Merten, Jesse E.	Executive Vice President and Treasurer
Flewellen, James M.	Senior Vice President
Prindiville, Mark Q.	Senior Vice President
Trudan, Dan E.	Senior Vice President
Wright, Jeffrey S.	Senior Vice President and Chief Information Security Officer
Hwang, Christina	Senior Vice President
Andrew, Grant S.	Vice President
DeCoursey, Randal	Vice President
Miller, Merlin L.	Vice President and Illustration Actuary
Welton, Courtney V.	Senior Vice President and Chief Privacy and Ethics Officer
Lundal, Carol E.	Vice President and Assistant Treasurer
Nelson, Mary K.	Vice President
Resnick, Theresa M.	Vice President and Appointed Actuary
Gordon, Daniel G.	Vice President and Assistant Secretary
Kennedy, Rebecca D.	Vice President
Stultz, Elliot A.	Assistant Secretary
Willemsen, Lisette S.	Assistant Secretary
Ludwig, Jillian K.	Assistant Secretary
Quinn, Mary Jo	Assistant Secretary
Helsdingen, Thomas H.	Assistant Treasurer
Lopez, Alma D.	Assistant Treasurer
Quadros, Cynthia I.	Assistant Treasurer
Raphael, Patricia A.	Assistant Treasurer
Seaman, Laura A.	Assistant Treasurer
Kirchhoff, Tracy M.	Chief Compliance Officer

* The principal address of Ms. Buckley is 26 Huntleigh Drive, Loudonville, New York, 12211. The principal business address of Mr. Hurley, Esq. is 29 St. Agnes Lane, Loudonville, NY 12211. The principal business address of Mr. Lunman is 8912 Carindale Road, Waxhaw, NC 28173. The principal business address of the other foregoing officers and directors is 3075 Sanders Road, Northbrook, Illinois 60062.
Item 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR
REGISTRANT

The Allstate Corporation and Subsidiaries

02.12.2019

The Allstate Corporation 008 (DE)
Allstate Financial Insurance Holdings Corporation 375 (DE)
American Heritage Life Insurance Company 374 (FL)
First Colonial Insurance Company 378 (FL)
E.R.J. Insurance Group, Inc. (dba American Heritage Insurance Services) 373 (FL)
American Heritage Service Company 372 (FL)
Allstate Assurance Company 432 (IL)
Intramerica Life Insurance Company 379 (NY)
Allstate Indemnity Company 060 (IL)
Allstate Fire and Casualty Insurance Company 027 (IL)
Allstate Property and Casualty Insurance Company 065 (IL)
Esurance Holdings, Inc. 420 (DE)
Esurance Insurance Services, Inc. 418 (DE)
Esurance Insurance Company 414 (WI)
Esurance Insurance Services Company of Canada 421 (Canada)
Esurance Property and Casualty Insurance Company 416 (WI)
Esurance Insurance Company of New Jersey 415 (WI)
Allstate Insurance Holdings, LLC 396 (DE)
Encompass Insurance Holdings, LLC 430 (DE)
Encompass Indemnity Company 270 (IL)
Encompass Insurance Company 339 (IL)
Encompass Independent Insurance Company 360 (IL)
Encompass Insurance Company of America 357 (IL)
Encompass Home and Auto Insurance Company 361 (IL)
Encompass Property and Casualty Company 359 (IL)
Encompass Insurance Company of Massachusetts 367 (MA)
Allstate Insurance Company 010 (IL)
Allstate New Jersey Insurance Company 095 (IL)
Allstate New Jersey Property and Casualty Insurance Company 386 (NJ)
Encompass Insurance Company of New Jersey 365 (IL)
Encompass Property and Casualty Insurance Company of New Jersey 387 (IL)
Allstate Insurance Company of Canada 090 (Canada)
Allstate Life Insurance Company of Canada 091 (Canada)
Pembridge Insurance Company 093 (Canada)
Pafco Insurance Company 092 (Canada)
Ivantage Insurance Brokers Inc. 094 (Canada)
Esurance Insurance Company of Canada 096 (Canada)
Allstate Vehicle and Property Insurance Company 064 (IL)
Allstate North American Insurance Company 330 (IL)
Allstate Northbrook Indemnity Company 021 (IL)
North Light Specialty Insurance Company 397 (IL)
Tech-Cor, LLC 061 (DE)
Allstate Financial Services, LLC 302 (DE)
Allstate Financial Corporation 349 (IL)
Allstate Financial, LLC 348 (DE)
AIMCO Private Fund II, LLC 080 (DE)
Allstate Life Insurance Company 030 (IL)
Allstate Distributors, L.L.C. 370 (DE)
Allstate Financial Advisors, LLC 317 (DE)
Allstate Assignment Company 335 (NE)
Allstate Settlement Corporation 033 (NE)
Allstate Finance Company, LLC 410 (DE)
NBlvu Riverside Cars1, LLC 211 (DE)
NBlvu Riverside Management, LLC 213 (DE)
Shelf Investment Holding Entity:
NBlvu AP AF1, LLC 221 (DE)
Owned by Allstate Insurance Company – 55%
Owned by Allstate Life Insurance Company – 45%
Castle Key Insurance Company 070 (IL)
Castle Key Indemnity Company 085 (IL)
Encompass Floridian Insurance Company 383 (IL)
Encompass Floridian Indemnity Company 382 (IL)
Allstate Texas Lloyd's, Inc. 067 (TX) (Attorney-in-Fact for Allstate Texas Lloyd's)
Allstate Texas Lloyd's 063 (TX)
Allstate County Mutual Insurance Company 068 (TX) (Owned by its policyholders)
Investment Holding Entities
AP Real Estate, LLC – 205 (DE)
AP Timber, LLC – 206 (DE)
Current Creek Investments, LLC – 413 (DE)
NBlvu AP1, LLC 215 (DE)
NBlvu AP2, LLC 216 (DE)
NBlvu AP3, LLC 217 (DE)
NBlvu AP6, LLC 224 (DE)
NBlvu AP7, LLC 228 (DE)
AP Riverway Plaza, LLC – 205 (DE) (Wholly-owned subsidiary of AP RE Series Riverway Plaza, a separate series of AP Real Estate, LLC)
Shelf Investment Holding Entities
NBlvu AP4, LLC 222 (DE)
NBlvu AP5, LLC 223 (DE)
NBlvu AP8, LLC (DE)
CE Care Plan Corp 162 (DE)
Complete Product Care Corp 163 (DE)
ST Product Care Corp 164 (DE)
Square Trade Protection Solutions, Inc. 165 (DE)
Protection Plan Group, Inc. (DE)
Square Trade Go, Inc. 166 (DE)
Kennett Capital, Inc. 306 (DE)
Allstate Life Insurance Company of New York 036 (NY)
ALIC Reinsurance Company 385 (SC)
Allstate International Assignments, Ltd. 235 (DE)
AIMCO Private Fund I Holding, LLC 083 (DE)* *Not yet capitalized.
AIMCO Private Fund I, LLC 082 (DE)
Investment Holding Entities
ALINV Mosaic, LLC 209 (DE)
Road Bay Investments, LLC 391 (DE)
West Plaza RE Holdings, LLC 423 (DE)
NBlvu AF1, LLC 218 (DE)
NBlvu AF2, LLC 219 (DE)
NBlvu AF3, LLC 220 (DE)
Shelf Investment Holding Entities
NBlvu AF4, LLC 225 (DE)
NBlvu AF5, LLC 226 (DE)
NBlvu AF6, LLC 227 (DE)
Allstate International Holdings, Inc. 144 (DE)
Allstate Solutions Private Limited 152 (India)
Allstate Non-Insurance Holdings, Inc. 145 (DE)
Answer Financial Inc. 417 (DE)
Right Answer Insurance Agency, LLC (DE)
Insurance Answer Center, LLC (DE)
Answer Marketplace, LLC (DE)
Allstate Exchange Services, LLC 425 (DE)* *Not yet capitalized.
Allstate Digital Ventures, LLC 424 (DE)* *Not yet capitalized.
Allstate Enterprises, LLC 400 (DE)
Allstate Motor Club, Inc. 071 (DE)
Signature Motor Club, Inc. 401 (DE)
Signature Agency, Inc. 405 (DE)
Signature Motor Club of California, Inc. 407 (CA)
Signature's Nationwide Auto Club, Inc. 404 (DE)
Signature Nationwide Auto Club of California, Inc. 408 (CA)
Arity, LLC 156 (DE)
Arity 875, LLC 159 (DE)* *Not yet capitalized.
Arity Services, LLC 171 (DE)* *Not yet capitalized.
ANPHI Newco, LLC 172 (DE)
Pablo Creek Services, Inc. 398 (IL)
Ivantage Select Agency, Inc. 350 (IL)
Northeast Agencies, Inc. 351 (NY)
Allstate Global Holdings Limited 154 (NI)
Allstate Northern Ireland Limited 151 (NI)
Arity International Limited 158 (NI)
InfoArmor, Inc. 165 (DE)
InfoArmor Aggia, Inc. (DE)
Identity Protection Strategic Solutions LLC (NJ)
Allstate Finance Company Agency Loans, LLC 212 (DE)
Allstate Investments, LLC 345 (DE)
Allstate Investment Management Company 079 (DE)
Allstate Short Term Pool, LLC 208 (DE) (Allstate and certain of its subsidiaries have undivided interests in the underlying assets of the pool in proportion to their membership percentage. Allstate Investment Management Company is the managing member.)
Square Trade Holding Company, Inc. 160 (DE)
Square Trade, Inc. 161 (DE)
Square Trade Canada, Inc. (British Columbia, Canada)
Square Trade Australia Pty Ltd (Victoria, Australia)
PlumChoice, Inc. (DE)
PlumChoice Business Services, Inc. (DE)
iCracked Inc. (DE)
iCracked Canada Inc. (Ontario, Canada)
iCracked Japan, Inc. (Japan) (97.5% owned by iCracked Inc.)
Square Trade Insurance Services, Inc. (DE)
Square Trade Limited 167 (UK)
Square Trade Europe Limited (Malta)
KEY
Public Company
First Tier
Second Tier
Third Tier
Fourth Tier
Fifth Tier
Sixth Tier
Non-stock Insurance Company
Non-stock Investment Pool
Holding Company

Item 29: INDEMNIFICATION
The Articles of Incorporation of Allstate Life Insurance Company of New York (Depositor) provide for the indemnification of its directors and officers against expenses, judgments, fines and amounts paid in settlement as incurred by such person, so long as such person shall not have been adjudged to be liable for negligence or misconduct in the performance of a duty to the Company. This right of indemnity is not exclusive of other rights to which a director or officer may otherwise be entitled.
The By-Laws of ADLLC (Distributor) provide that the corporation will indemnify a director, officer, employee or agent of the corporation to the full extent of Delaware law. In general, Delaware law provides that a corporation may indemnify a director, officer, employee or agent against expenses, judgments, fines and amounts paid in settlement if that individual acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.
No indemnification shall be made for expenses, including attorney's fees, if the person shall have been judged to be liable to the corporation unless a court determines such person is entitled to such indemnity. Expenses incurred by such individual in defending any action or proceeding may be advanced by the corporation so long as the individual agrees to repay the corporation if it is later determined that he or she is not entitled to such indemnification.
Under the terms of the form of Underwriting Agreement, the Depositor agrees to indemnify the distributor for any liability that the latter may incur to a Policy Owner or party-in-interest under a Policy, (a) arising out of any act or omission in the course of or in connection with rendering services under such Agreement, or (b) arising out of the purchase, retention or surrender of a Policy; provided, that the Depositor will not indemnify the Distributor for any such liability that results from the latter's willful misfeasance, bad faith or gross negligence, or from the reckless disregard by the latter of its duties and obligations under the Underwriting Agreement.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the forgoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public Policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public Policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. PRINCIPAL UNDERWRITERS
Allstate Distributors, LLC, ("ADLLC") serves as principal underwriter and distributor of the Policies. ADLLC is a wholly-owned subsidiary of Allstate Life Insurance Company. ADLLC is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of FINRA.
Allstate Life Insurance Company of New York does not pay ADLLC any commission or other compensation. As stated in the SAI, under the underwriting agreement for the Policies, Allstate Life Insurance Company of New York reimburses ADLLC for expenses incurred in distributing the Policies, including liability arising from services Allstate Life Insurance Company of New York provides on the Policies.
In addition to Allstate Life Insurance Company of New York Variable Life Separate Account A, ADLLC serves as the principal distributor of certain life insurance policies and the following separate accounts:

Allstate Life Variable Life Separate Account A
Allstate Life Insurance Co Variable Annuity Separate Account C
   Intramerica Variable Annuity Account
Allstate Assurance Company Variable Life Separate Account
Lincoln Benefit Life Variable Life Account

The following are the directors and officers of ADLLC. The principal business address of each of the officers and directors listed below is 3075 Sanders Road, Northbrook, IL 60062.

Name	Position with Distributor
GRANT S. ANDREW	MANAGER
JAMES M. FLEWELLEN	MANAGER AND CHAIRMAN OF THE BOARD
ANGELA K. FONTANA	MANAGER, VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
MARY JANE FORTIN	MANAGER
MARIO IMBARRATO	MANAGER
MARY K. NELSON	MANAGER AND PRESIDENT
P. JOHN RUGEL	MANAGER
BRIAN P. STRICKER	MANAGER
ERIC K. FERREN	SENIOR VICE PRESIDENT AND CONTROLLER
JESSE E. MERTEN	EXECUTIVE VICE PRESIDENT AND ASSISTANT TREASURER
CHRISTINA HWANG	SENIOR VICE PRESIDENT
MARIAN GOLL	VICE PRESIDENT AND TREASURER
COURTNEY V. WELTON	SENIOR VICE PRESIDENT AND CHIEF PRIVACY AND ETHICS OFFICER
DANA GOLDSTEIN	CHIEF COMPLIANCE OFFICER
DANIEL G. GORDON	VICE PRESIDENT AND ASSISTANT SECRETARY
LISETTE S. WILLEMSEN	ASSISTANT SECRETARY
CAROL E. LUNDAHL	VICE PRESIDENT AND ASSISTANT TREASURER

Item 31. LOCATION OF ACCOUNTS AND RECORDS
The Depositor, Allstate Life Insurance Company of New York, is located at 878 Veteran's Memorial Highway, Suite 400, Hauppauge, New York 11788 with additional mailing addresses and service center addresses in Nebraska. The Principal Underwriter, ADLLC, is located at 3075 Sanders Road, Northbrook, Illinois 60062.
Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.
Item 32. MANAGEMENT SERVICES
None.
Item 33. REPRESENTATION OF REASONABLENESS OF FEES
Allstate Life Insurance Company of New York hereby represents that the aggregate fees and charges deducted under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Allstate Life Insurance Company of New York.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Allstate Life of New York Variable Life Separate Account A, certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Township of Northfield, State of Illinois, on the day of April 12, 2019.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
(REGISTRANT)

BY: ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
(DEPOSITOR)

By: /s/ ANGELA K. FONTANA
-----------------------------------
Angela K. Fontana
Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the day of April 12, 2019.

*/ By Angela K. Fontana, pursuant to Power of Attorney, filed herewith or previously filed.

(Signature)	(Title)

*/ MARY JANE FORTIN	Director, Chairman of the Board, President and Chief Executive Officer
Mary Jane Fortin	(Principal Executive Officer)

*/ MAUREEN A. BUCKLEY	Director
Maureen A. Buckley

/s/ ANGELA K. FONTANA	Director, Vice President, General Counsel and Secretary
Angela K. Fontana

*/ JOHN R. HURLEY	Director
John R. Hurley

*/ MARIO IMBARRATO	Director, Vice President and Chief Financial Officer
Mario Imbarrato	(Principal Financial Officer)

*/ BRIAN P. STRICKER	Director and Senior Vice President
Brian P. Stricker

*/SAMUEL H. PILCH	Director and Senior Group Vice President
Samuel H. Pilch

*/JOHN R. RABEN, JR.	Director
John R. Raben, Jr.

*/P. JOHN RUGEL	Director, Senior Vice President and Chief Administrative Officer
P. John Rugel

*/GENE L. LUNMAN	Director
Gene L. Lunman

*/ERIC K. FERREN	Senior Vice President and Controller
Eric K. Ferren	(Principal Accounting Officer)

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

26(k)	Opinion and Consent of Counsel

26(n)(1)	Consent of Independent Registered Public Accounting Firm

(99)(b)	Power of Attorney for Gene L. Lunman